UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds
Annual Report
December 31, 2021

Equity Funds

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Emerging Markets Equity Advantage
Portfolio

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Strategic Equity
Portfolio

Lazard Equity Franchise Portfolio

Lazard Global Equity Select Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Global Strategic Equity Portfolio

Lazard International Equity Advantage Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Equity Value Portfolio

Lazard International Quality Growth Portfolio

Lazard International Small Cap Equity Portfolio

Lazard International Strategic Equity Portfolio

Lazard Managed Equity Volatility Portfolio

Lazard US Equity Concentrated Portfolio

Lazard US Equity Focus Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard US Sustainable Equity Portfolio

Lazard US Systematic Small Cap Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
25	Performance Overviews (unaudited)
45	Information About Your Portfolio’s Expenses (unaudited)
53	Portfolio Holdings Presented by Asset Class/Sector
56	Portfolios of Investments
56	Lazard Developing Markets Equity Portfolio
60	Lazard Emerging Markets Core Equity Portfolio
64	Lazard Emerging Markets Equity Advantage Portfolio
72	Lazard Emerging Markets Equity Portfolio
76	Lazard Emerging Markets Strategic Equity Portfolio
80	Lazard Equity Franchise Portfolio
82	Lazard Global Equity Select Portfolio
86	Lazard Global Listed Infrastructure Portfolio
89	Lazard Global Strategic Equity Portfolio
93	Lazard International Equity Advantage Portfolio
101	Lazard International Equity Portfolio
106	Lazard International Equity Select Portfolio
111	Lazard International Equity Value Portfolio
114	Lazard International Quality Growth Portfolio
118	Lazard International Small Cap Equity Portfolio
123	Lazard International Strategic Equity Portfolio
128	Lazard Managed Equity Volatility Portfolio
136	Lazard US Equity Concentrated Portfolio
139	Lazard US Equity Focus Portfolio
142	Lazard US Small-Mid Cap Equity Portfolio
148	Lazard US Sustainable Equity Portfolio
152	Lazard US Systematic Small Cap Equity Portfolio
170	Notes to Portfolios of Investments
182	Statements of Assets and Liabilities
190	Statements of Operations
198	Statements of Changes in Net Assets
227	Financial Highlights
278	Notes to Financial Statements
323	Report of Independent Registered Public Accounting Firm
326	Board of Directors and Officers Information (unaudited)
329	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2021 proved to be an especially challenging one for global financial markets, as the pandemic entered its second year and new risk factors emerged.

Despite the emergence of several highly effective vaccines in late 2020, anxiety about COVID-19 continued to hang over global financial markets for much of 2021. The uneven nature of the worldwide vaccine rollout, shortages of a wide variety of items, and the emergence of more infectious strains were stark reminders that the virus remained a serious, persistent threat to global public health and the world economy.

Yet, it was the specter of surging global inflation that was also front and center in the minds of investors throughout the year. Traders were concerned that the sharp rise in consumer prices would force monetary policymakers, especially those at the US Federal Reserve (the “Fed”), the world’s most influential central bank, to raise interest rates to contain inflation, potentially hindering a fragile global economic recovery and undercutting a major source of support for riskier assets. Against a backdrop of persistently high inflation and a wave of new COVID-19 cases sweeping across parts of the world, the Fed announced in the closing weeks of December that it would pull back on its massive stimulus program. The news forced markets to prepare to enter 2022 with less Fed support than they have had since the start of the pandemic.

Despite all the challenges and uncertainty, global equity markets generally advanced in 2021, in large part due to solid corporate earnings, especially in the United States and Europe, with data indicating that earnings recoveries were underway for companies in both regions. Global bond markets, including those for sovereign debt and local currency emerging markets, faced headwinds amid the backdrop of rising interest rates and US dollar strength. Among the bright spots were inflation-linked bonds, which were supported by higher inflation expectations,

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and high yield bonds, which benefited from coupon income and stable or tighter credit spreads.

The year 2021 continued a trend of extraordinary shifts in market conditions. However, whatever the investment landscape, we remain confident that fundamental analyses will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management

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The Lazard Funds, Inc. Investment Overviews (unaudited)

Market Overviews

Global Markets

For the year ended December 31, global equity markets rose sharply, as measured by the MSCI All Country World Index (“MSCI ACWI”), as risk appetites proved resilient enough to fuel a rally that was able to overcome heightened uncertainty.

Despite the discovery of a vaccine last November, coronavirus disease 2019 (“COVID-19”) risk lingered and remained a persistent source of anxiety for investors. The emergence of the rapidly spreading, highly infectious Delta and Omicron variants of COVID-19 in the second half of the year sparked waves of infections around the world and rattled markets, with traders fearing the imposition of economically punishing lockdowns in order to contain the outbreaks. However, in the case of the Omicron variant, which emerged in late November, these fears eased considerably, as scientific data suggested that this variant may cause less severe illness than the Delta and earlier variants.

The specter of surging global inflation was top of mind for investors for much of 2021 amid supply-chain bottlenecks, labor shortages, and sharp increases in shipping costs and oil prices. With consumer prices remaining stubbornly high, all eyes were on the stimulus policy path of the US Federal Reserve (the “Fed”). The announcement by the world’s most influential central bank in the final weeks of the year that it would accelerate the tapering of its bond purchases and likely raise interest rates three times in 2022 received a mixed reaction from financial markets. While traders were heartened by signs that the Fed took the threat of inflation seriously, they also worried that a rapid increase in interest rates could slow global economic growth and undercut the appeal of stocks, which have benefited greatly from the massive stimulus programs. Two other key central banks, the Bank of England and the European Central Bank, announced that they, too, were taking a more hawkish turn in order to contain higher prices.

Negative developments in China during the year compounded market anxiety. China’s economic slowdown and increased

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regulatory scrutiny of domestic companies, coupled with the financial woes of the country’s debt-laden real estate sector, weighed heavily on the world’s second largest economy.

Despite mounting uncertainty, consistently strong profits, especially for US and European companies, provided momentum for a stock market rally. In all four quarterly corporate earnings seasons in 2021, the percentage of companies in both the S&P 500 Index, which is widely used to represent the performance of large capitalization US companies, and the STOXX Europe 600 Index, generally considered representative of European stock market performance, exceeded expectations, beating their long-term historical averages. Encouragingly, data indicated that an earnings recovery was underway for companies on both sides of the Atlantic. Japanese companies also reported upbeat corporate earnings throughout the year. Against this backdrop, the MSCI ACWI, which covers both developed and developing markets, climbed 18.5% in 2021 (in US dollar terms).

Stock markets in the developed world advanced in 2021, while those in the developing world retreated. In the US, the S&P 500 Index outperformed the MSCI ACWI by a wide margin, as bullish sentiment about corporate earnings and the country’s improving economic outlook drove the US stock market higher. For the year, the S&P 500 Index posted seventy all-time highs for 2021, the most in the post-World War II era since 1954. In Europe, the STOXX Europe 600 Index gained, but underperformed the MSCI ACWI, as solid corporate earnings were overshadowed by anxiety about another wave of COVID-19 infections that swept across the continent. In Japan, the MSCI Japan Index climbed but trailed the MSCI ACWI, as the country’s COVID-19 outbreaks and sluggish personal consumption proved to be obstacles. Despite these headwinds, strong corporate earnings, especially from manufacturers, made significant positive contributions to performance. Meanwhile, in the developing world, China’s stock market, as measured by the MSCI China Index, fell due to concerns about the country’s dimming economic outlook. The country’s increased regulatory scrutiny wiped out $1 trillion in stock market value of China-based companies.

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Emerging Markets Equities

Latin America was the worst performing emerging markets region in 2021, with Brazil’s stock market falling sharply on concerns about the country’s economic outlook and political risk stemming from upcoming elections. Emerging Asia also underperformed the MSCI Emerging Markets Index (the “MSCI EM Index”), a broad measure of emerging markets stock performance, as a result of the concerns in China. Chinese stocks account for over one-third of the MSCI EM Index, so the decline in Chinese stock market had an outsize impact on the broader market index. The region encompassing emerging Europe, the Middle East, and Africa (EMEA) outperformed the broader market index, with Russia’s stock market jumping, thanks to a strong rebound in the price of oil, the country’s chief export. Russia’s stock market faltered late in the year on sanctions risk stemming from the country’s potential military conflict with Ukraine.

Energy was the best performing emerging markets sector in the MSCI EM Index, as a recovery in the price of oil lifted shares of oil producers. Consumer discretionary was the worst performing sector in the MSCI EM Index, as Chinese private education companies fell sharply after the government banned for-private tutoring.

International Equities

International stocks, as measured by the MSCI EAFE Index, once again underperformed the US market, despite beginning 2021 with much cheaper valuations and experiencing faster earnings growth throughout the year, especially in Europe.This was due, in significant part, to the overwhelming outperformance of the expensive growth stocks that dominated the very concentrated S&P 500 benchmark. Energy was the best performing international sector in 2021. Oil producers saw their stock price climb in sympathy with the rebound in oil prices. Communication services was the worst performing sector, due in part to several gaming companies experiencing sharp losses in the second half of the year.

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US Equities

Energy was the best performing sector in the S&P 500 in 2021. Oil producers saw their stock price climb in sympathy with the rebound in oil prices, as investors bet that the re-opening of economies will increase demand. Utilities was the worst performing sector, as heightened risk appetites led investors to rotate out of defensive stocks and into economically sensitive ones.

Within the small-mid cap universe, the Russell 2500 Index returned 18.19% in 2021 with value stocks outperforming growth stocks by the widest margin since 2000. Small-mid cap stocks outpaced the market at the beginning of the year as the economy benefitted from reopening, but have since lagged versus larger cap stocks. Within the Russell 2500, financials were a large driver of performance, up over 30% for the year amid hopes for higher interest rates; with inflation remaining stubbornly high, the Fed announced that it would accelerate the pull back of its bond purchases and likely raise interest rates in 2022, satisfying investors who believed the central bank could move towards tighter monetary policy without derailing economic growth. Energy was also a notable gainer, up 82% this year, as oil and gas prices were driven higher by stronger demand and weak supply.

Global Infrastructure

Listed infrastructure indices, as measured by the MSCI World Core Infrastructure® (USD Hedged) Index, moved sharply higher over the year, particularly in the final month of the year. The strongest performing areas of infrastructure in 2021 were regulated water utilities and North American freight railroads. The poorest performing areas were Japanese passenger railways and satellites. In an inflationary environment, infrastructure does play a key role in our clients’ portfolios but understanding the nuance of infrastructure assets is crucially important. The majority of infrastructure assets listed on public markets do not have either monopoly-like positions or guaranteed inflation protection in regulatory arrangements.

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Portfolio Performance

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2021, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -10.14%, while Open Shares posted a total return of -10.37%, as compared with the -2.54% return for the MSCI Emerging Markets Index.

Silicon Motion, a Taiwanese fabless semiconductor and memory controller company, outperformed because of strong demand for controllers in a tight market. ICICI Bank, an Indian banking group, outperformed as a result of strong growth in its retail segment and further improvements in its asset quality. Mphasis, an Indian information technology services provider, did well as demand for digital services accelerated during the pandemic as clients moved to meet customer needs in new channels.

In contrast, Tencent Music, a Chinese music streaming platform, fell on concerns that monetization would be delayed as a result of increasing regulation and competition. Tencent Holdings, a Chinese gaming, and social media company, underperformed on concerns that increasing regulations in the gaming space would reduce growth and profitability.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2021, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -11.21%, while Open Shares posted a total return of -11.53% and R6 Shares posted a total return of -11.19%, as compared with the -2.54% return for the MSCI Emerging Markets Index.

Shares in several technology, property, gaming, and private education companies fell as various international authorities introduced new regulations throughout the year. New Oriental Education, a Chinese provider of private educational services, declined sharply during the period after regulators in China took aim at the education industry, mandating that online education

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systems serving high school students and below furnish their services at cost, and forced the company to convert to a non-profit enterprise. Chinese data center service company VNET Group underperformed because of investor concerns about its outlook due to internet regulations in China. The company’s American Depositary Receipt (ADR) shares also weakened after US regulators suggested the possible delisting of Chinese ADR stocks from US equity markets. Korean gaming company NCSoft moved lower after increased regulatory scrutiny and the underperformance of the launch of its anticipated game Blade & Soul II. Stock selection in the financials and healthcare sectors and in China and Taiwan detracted from performance.

Hindalco Industries, an Indian producer and marketer of aluminum and copper, outperformed on news that its US-based subsidiary Novelis, reported better-than-expected quarterly earnings and announced plans to raise millions in capital to refinance higher-cost bonds. Russia-based energy company Lukoil benefited from a spike in both oil and gas prices. The Portfolio’s less-than-benchmark exposure to Chinese e-commerce company Pinduoduo boosted relative performance, as the company’s shares fell more than 65% in 2021. Stock selection in the materials and energy sectors and in Indonesia contributed to relative performance.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2021, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 0.96%, while Open Shares posted a total return of 0.63%, as compared with the -2.54% return for the MSCI Emerging Markets Index.

The Portfolio enjoyed a particularly strong year in terms of relative performance. Wan Hai Lines, a Taiwan shipping concern, outperformed, thanks to the ongoing dislocation in the global supply chain, which increased shipping rates in 2021. Growing global demand for outsourced information technology (IT) support boosted the stock prices of India-based service providers Wipro and Infosys.

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In contrast, New Oriental Education, a Chinese provider of private educational services, fell sharply after the Chinese government mandated that online education systems serving high school students and below furnish their services at cost, effectively eliminating the company’s viability as an ongoing for-profit commercial enterprise. China-based e-commerce retailer Vipshop faltered after a large hedge fund, which held a significant position in the company, was forced into liquidation. Shares came under additional pressure after China’s Ministry of Industry and Information Technology cited the company in August and again in October for illegally acquiring users’ address books and locations and for displaying pop-up windows. The Portfolio closed its position in this security in October.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2021, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 5.38%, while Open Shares posted a total return of 5.13% and R6 Shares posted a total return of 5.44%, as compared with the -2.54% return for the MSCI Emerging Markets Index.

Stock selection in the consumer discretionary, communication services, energy, and materials sectors boosted relative performance, as did stock selection in China and Korea. Lower-than-benchmark exposure to the consumer discretionary sector and to China contributed positively, as did higher-than-benchmark exposure to the energy and financials sectors and to Russia and Mexico. Shares of Taiwanese integrated circuits maker Novatek Microelectronics rebounded on bullish sentiment about the company’s outlook for 2022. Shares of Russian energy company Lukoil gained because of a spike in both oil and gas prices. Shares of America Movil rose based on news that the Mexican telecom services company successfully executed its divestment of non-core assets and improved shareholder returns.

Security selection in the financials and real estate sectors hurt relative performance, as did a lower-than-benchmark exposure to Taiwan and Saudi Arabia. Shares of Chinese property management company A-Living fell because of an ongoing share-price overhang

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as a result of cash flow issues for its parent company, Agile Group. Shares of Ping An Insurance declined after the China-based insurer disclosed an ongoing regulatory probe into its past real estate transactions. The stock price of Brazil-based lender Banco do Brasil fell as a result of worries about both the country’s upcoming elections and the lowering of GDP growth forecasts.

Lazard Emerging Markets Strategic Equity Portfolio

For the year ended December 31, 2021, the Lazard Emerging Markets Strategic Equity Portfolio’s Institutional Shares posted a total return of -5.54%, while Open Shares posted a total return of -5.75%, as compared with the -2.54% return for the MSCI Emerging Markets Index.

China-based online auto retailer Autohome declined due to increasing regulatory risk from Chinese government regulators. Sands China, a China-based company that engages in the development and operation of gaming resorts in Macao, weakened amid concerns around the pandemic and increased government regulation. China-based air conditioner manufacturer Gree Electric Appliances fell on lower-than-expected sales figures. Stock selection in the financials, communication services, and consumer staples sector undercut relative performance as did stock selection in India and Brazil.

Shares of South Africa-based miner Anglo American traded higher, thanks to rising metal prices. Russian oil and gas company Lukoil outperformed partially due to rising oil prices. India-based IT solutions provider Tata Consultancy Service gained on strong demand and acceleration in cloud adoption. Stock selection in the information technology, materials, and consumer discretionary sectors lifted relative performance, as did stock selection in China and Korea.

Lazard Equity Franchise Portfolio

For the year ended December 31, 2021, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of 22.76%, while Open Shares posted a total return of 22.36%, as compared with the 21.82% return for the MSCI World® Index.

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US-based tax preparer H&R Block was the top contributor for the year, with strong first quarter results driving momentum across the business throughout the year. US-based pharmacy and health insurance giant CVS Health traded higher, as a result of guidance that a 10% dividend increase and a $10 million buyback would occur in 2022, both of which highlighted the company’s expectation for strong continued cash generation. UK-based International Gaming Technology (IGT) rose after paying down debt and reducing leverage.

In contrast, Germany-based dialysis provider Fresenius fell because of issues relating to higher patient mortality due to COVID-19, and concerns about margin pressure stemming from higher staffing costs. Luxembourg-based satellite infrastructure company SES also detracted from relative performance, despite no changes to near term forecasts and strong projections for recurring free cash flow generation.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2021, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 19.75%, while Open Shares posted a total return of 19.37%, as compared with the 18.54% return for the MSCI ACWI.

Stock selection in the health care sector contributed to performance. Shares of IQVIA rose after the US-based health information technology and clinical research company reported strong quarterly earnings and raised its guidance throughout the year. Investors also reacted positively when IQVIA announced the purchase of the remaining stake in its clinical laboratory joint venture with Quest Diagnostics in the second quarter. Stock selection in the industrials sector also contributed to performance. Shares of Japanese consulting company BayCurrent rose, as the consulting company delivered strong organic growth as corporations continue to digitalize their businesses. The company has seen strong growth in consultant hiring and pricing driven by historical under-investment in information technology in Japan, demographic trends, work from home and government policy.

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In contrast, stock selection in the utilities sector detracted from performance. Shares of China Gas, which reported much lower-than-expected profit and guidance, driven by fewer residential connections due to tighter local government budgets for connection subsidies in the second half of the year, detracted from performance. The Portfolio initially purchased the company in early 2020 based on the prospect that it would benefit from China’s move towards a greater penetration of gas in the country’s energy mix while it shifted away from coal to reduce pollution. The Portfolio closed its position in December 2021, as the likelihood of this prospect diminished. Less-than-benchmark exposure to the energy sector also detracted from performance, as energy was the top performing sector in the benchmark.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2021, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 19.87%, while Open Shares posted a total return of 19.56%, as compared with the 19.70% return for the MSCI World Core Infrastructure® (USD Hedged) Index and 21.82% return for the MSCI World Index.

UK-based utility provider National Grid delivered consecutive months of strong performance after the release of robust results for the first half of 2021. Spain-based infrastructure giant Ferrovial rose sharply in December 2021 after traffic volume recovered at its key asset, the 407-ETR toll road in Ontario, Canada, which enabled resumption of dividends in the fourth quarter of 2021. Italian gas infrastructure company Snam saw its stock price climb, thanks to strong financial results, particularly for the second quarter of 2021.

In contrast, US-based electric utility Pinnacle West detracted after some harsher-than-expected regulatory decisions towards the end of its general rate case (a state-mandated process that investor-owned electric and gas companies go through to request funding for distribution and generation costs) reduced its authorized return on equity to 8.7%, which was lower than expected by the market. Luxembourg-based satellite operator SES detracted after it fell in the final quarter of 2021, despite no changes to near term

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forecasts and strong projections for recurring free cash flow generation.

Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2021, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 16.13%, while Open Shares posted a total return of 15.90%, as compared with the 18.54% return for the MSCI ACWI.

Shares of BayCurrent Consulting traded higher after the Japanese IT consulting company delivered strong organic growth as corporations continue to digitalize their businesses. Shares of US contract health care research company IQVIA rose after the company reported strong quarterly earnings and raised its guidance throughout the year. US-based chipmaker Applied Materials climbed on increased demand for chips.

In contrast, shares of Siemens Gamesa Renewable Energy fell on news of operational issues in its onshore wind turbine business. Chinese e-commerce giant Alibaba fell on concerns about a slowing Chinese economy and increased Chinese government regulation.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2021, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of 13.94%, while Open Shares posted a total return of 13.75%, as compared with the 11.26% return for the MSCI EAFE Index.

Denmark-based Novo Nordisk, the world’s leading drug maker for diabetes and obesity treatment with over a 30% market share, gained on bullish sentiment about the company’s outlook, as it continued to build out its drug pipeline moving beyond various forms of insulin into heart treatment. France-based building materials supplier Saint-Gobain climbed due to the surge in home improvement projects, notably in Europe, coming out of the pandemic. Japanese chip-making equipment maker Tokyo Electron advanced, thanks to a growing demand stemming from greater semiconductor use in everything from smartphones to automobiles.

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In contrast, Nintendo traded lower as investors were disappointed that the Japanese gaming company did not release any new titles in the first half of 2021 against a backdrop of reasonably strong performance across the rest of the gaming industry. Australian iron ore producer Fortescue Metals, a major supplier to the China construction industry, receded on the Chinese government curtailing real estate speculation and news of financial difficulties with debt-laden Evergrande, the largest real estate developer in China.

Lazard International Equity Portfolio

For the year ended December 31, 2021, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 6.00%, while Open Shares posted a total return of 5.76%, and R6 Shares posted a total return of 6.03%, as compared with the 11.26% return for the MSCI EAFE Index.

A key drag on performance was the Portfolio’s holdings of companies its management team views as having attractive long-term prospects, but which remain vulnerable to uncertainties around economic re-openings. Performance also suffered from the Portfolio’s exposure to Chinese companies particularly vulnerable to the changes in the regulatory and economic environment. Lastly, the Portfolio suffered from not owning some high-quality companies which could not be justified on valuation grounds.

Although the MSCI EAFE Index does not include exposure to Chinese companies, the Portfolio held Autohome during the year, a Chinese security. Autohome, an online auto retailer, suffered significantly during the year, as a result of uncertainty regarding new car sales in China due to ongoing semiconductor shortages and pressure on the original equipment manufacturer from raw material inflation. The stock was also hurt by the continued increased regulatory oversight of the Chinese government on various industries. Also during the year, shares of Vestas, a Danish wind power company, fell significantly as higher costs for logistics-related functions, warranties, and raw materials affected earnings.

In contrast, the stock of Bank Leumi, an Israeli bank, was a positive contributor to relative performance during the year because of

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strong credit results and loan growth momentum driven by demand in the Israeli construction and real estate markets. Hitachi, a Japanese conglomerate that contributed positively to relative returns, benefitted from management initiatives and reported higher-than-expected earnings. RELX, a UK-based professional publisher that also has businesses in risk assessment and mitigation, a legal platform, and an events business, also contributed positively to relative performance for the year.

Lazard International Equity Select Portfolio

For the year ended December 31, 2021, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 3.24%, while Open Shares posted a total return of 3.03%, as compared with the 7.82% return for the MSCI ACWI ex-US.

The Portfolio management team continues to view certain holdings as having attractive long-term prospects, despite recent underperformance and vulnerabilities due to uncertainties around slow economic re-openings. Examples include medical device maker Medtronic, food services company Compass Group, and low-cost airline Ryanair.

Performance also suffered from the Portfolio’s exposure to Chinese companies hurt by the Chinese government’s increased regulatory oversight of various industries. For example, Autohome, an online auto retailer, suffered significantly during the year, as a result of uncertainty regarding new car sales in China due to ongoing semiconductor shortages and pressure on the original equipment manufacturer from raw material inflation. Shares on China-based insurer Ping An Insurance were hurt by a slowing Chinese economy and the China’s “zero Covid” policy, which have hindered sales agents’ ability to hold face-to-face meetings with clients to sell life insurance policies. Additionally, the China-based insurer suffered loses when it disclosed an ongoing regulatory probe into its past real estate transactions. Lastly, the Portfolio also suffered on a relative basis from not owning some high-quality companies which could not be justified on valuation grounds.

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In contrast, Ireland-domiciled professional services company Accenture experienced significant gains after reporting impressive fourth quarter performance. Additionally, Aon experienced gains as it abandoned proposed plans to acquire its competitor Willis Towers Watson because this proposed acquisition was plagued by litigation from the US Department of Justice. RELX, a UK-based professional publisher that also has businesses in risk assessment and mitigation, a legal platform, and an events business, also contributed positively to relative performance for the year.

Lazard International Equity Value Portfolio

For the year ended December 31, 2021, the Lazard International Equity Value Portfolio’s Institutional Shares posted a total return of 7.57%, while Open Shares posted a total return of 7.42%, as compared with the 11.26% return for the MSCI EAFE Index.

Stock selection in the consumer staples sector contributed positively to performance in the period. Arca Continental, a Mexico-listed Coca-Cola bottler, performed well as a result of solid performance results and continued strong growth during the year. Stock selection in the industrials sector also contributed positively to relative performance in the period. Hitachi, a Japanese conglomerate that contributed positively to relative returns, benefitted from management initiatives and reported higher-than-expected earnings. Stock selection in Japan also contributed positively to relative performance in the period. Sony, the Japan-listed electronics giant, experienced gains because of both strong performance results and announcements that it would acquire several game developers.

Stock selection in the consumer discretionary sector detracted from performance during the period. Vipshop faltered after a large hedge fund, which held a significant position in the company, was forced into liquidation. Shares came under additional pressure after China’s Ministry of Industry and Information Technology cited the company in August and again in October for illegally acquiring users’ address books and locations and for displaying pop-up windows. Negative stock selection impact in Asia ex-Japan detracted from relative performance during the period. SJM

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Holdings Limited, a Macao-based casino and resorts operator, underperformed as a result of continued COVID-19 related mobility and congregation restrictions and because of uncertainty surrounding Macao’s gaming license renewal process.

Lazard International Quality Growth Portfolio

For the year ended December 31, 2021, the Lazard International Quality Growth Portfolio’s Institutional Shares posted a total return of 9.99%, while Open Shares posted a total return of 9.69%, as compared with the 7.82% return for the MSCI ACW ex-US Index.

Japanese animation company Toei traded higher after raising its full-year guidance for operating profit by 31% and net income by 34% despite having to postpone some film releases into next year. Netherlands-based semiconductor equipment maker ASML saw its stock price rise due to strong quarterly results and better-than-expected orders, driven by solid demand for the company’s extreme ultraviolet lithography systems. Shares of Switzerland-based investment manager Partners Group advanced after reporting a strong investment pipeline on both the buy side (investing in new companies) and sell side (raising funds for investment), and its shares also benefited from improved market conditions.

In contrast, Chinese e-commerce giant Alibaba fell as investors were still grappling with the Chinese government’s heightened intervention in internet platforms, education, and fintech companies and the accompanying heightened regulatory risk. Shares of LG Household and Health Care retreated after the South Korea-based cosmetics company reported results that were moderately below expectations, mostly due to higher marketing costs and a fall in offline cosmetics revenue in China, a key market. Shares of the London Stock Exchange receded after the UK-based exchange operator announced higher spending as the result of its recent acquisition of Refinitiv.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2021, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 11.83%, while Open Shares posted a total return of

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11.61%, as compared with the 10.10% return for the MSCI EAFE Small Cap® Index.

Stock selection in the financials sector contributed to performance. Positive performance from several Canadian stocks and strong performance from Dutch semiconductor equipment maker ASML also contributed positively to Portfolio performance, along with the Portfolio’s holding of Swiss banking group Swissquote and professional services company JTC.

Stock selection in the communication services sector detracted. Weak performance from the Portfolio holding of German software developer TeamViewer, information and advisory services provider Karnov, and Sweden-based independent creator, publisher and distributor of digital games Stillfront also detracted from Portfolio performance.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2021, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 5.99%, while Open Shares posted a total return of 5.67%, and R6 Shares posted a total return of 5.93%, as compared with the 11.26% return for the MSCI EAFE Index.

The largest detractors were the stocks of Chinese companies particularly vulnerable to China’s intensifying regulatory oversight, including Macao-based casino operator Sands China, video game company Nexon, e-commerce giant Alibaba, and online auto retailer Autohome. Significant detractors also included companies in which the ongoing coronavirus pandemic restricted consumer demand and behavior, including Canadian flight training provider CAE, French jet maker Safran, Irish air carrier Ryanair, UK-based events organizer Informa, US-based medical devices maker Medtronic, and Brazilian apparel retailer Lojas Renner.

Among the top contributors, National Bank, based in Montreal, performed very strongly. In the energy sector, shares of Suncor rose sharply after the Canadian oil sands producer reported very strong results and cash flows. Shares of French alcoholic beverage

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company Pernod Ricard and UK-based Coca-Cola bottler Coca-Cola Europacific Partners benefited from domestic re-openings. Shares of UK-based insurance broker Aon and UK-based information services company RELX climbed as a result of strong performance and attractive valuations. Shares of Japanese consulting company BayCurrent and Ireland-domiciled professional services company Accenture advanced, due to a strong trend toward digitalization of tasks that had been traditionally performed in an office.

Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2021, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 19.00%, while Open Shares posted a total return of 18.62%, as compared with the 21.82% return for the MSCI World Index.

Stock selection in communication services and financials detracted from performance, as did underweight exposure to the consumer staples and utilities sectors. Overweight exposure to the real estate sector and underweight exposure to consumer discretionary sector contributed positively to performance. Regionally, stock selection was strongest in Continental Europe and Japan, and weakest in the UK and the US.

US-based consumer products company Clorox retreated after second quarter sales dropped by 9%, as consumer demand for cleaning supplies declined. The company projected more declines in the 2022 fiscal year and outlined guidance for earnings below analysts’ expectations. The Portfolio closed its position in August. UK-based miner Rio Tinto retreated along with the decline in commodity prices halfway through the year, notably iron ore. In addition, Rio Tinto’s $2.4 billion lithium project in Serbia encountered heavy resistance and has been paused. Japanese home improvement retailer DCM fell following the COVID-19 surge in Japan in early 2021. For the first quarter, the company reported an 8% decline in home improvement sales and 20% quarterly decline in housekeeping sales, disappointing investors.

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In contrast, Denmark-based drugmaker Novo Nordisk, the world’s leading drugmaker for diabetes and obesity treatment, rose on strong financial results throughout 2021 and the initial substantial US demand for its obesity drug, Wegovy, which enabled the company to raise its outlook for the full year. Shares received another boost when the company announced a share buyback program. Shares of Public Storage climbed after the US-based self-storage company reported strong quarterly earnings, as move-in rates moved higher, renewal rates remained robust, and marketing costs decreased helping to reduce expenses and increase margins and profits. Shares received another boost on positive sentiment about the company’s acquisition of ezStorage, one of the highest quality self-storage companies in the US, for $1.8 billion. Shares of Zoetis traded higher after the US-based animal-health company upgraded its 2021 revenue forecast after a stellar first quarter, and for the third quarter its profit and revenue rose even further, driven by its pet care, parasiticides and dermatology products.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2021, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 26.02%, while Open Shares posted a total return of 25.72% and R6 Shares posted a total return of 26.06%, as compared with the 28.71% return for the S&P 500 Index.

A position in fintech and payments company Fiserv fell due to increased competitive pressures as well as mixed quarterly earnings. Shares also lagged due to pandemic-driven uncertainties, as the anticipated increase in consumer spending was hampered by concerns of pandemic-induced slowdowns. Medical device maker Medtronic saw its stock price fall following the announcement of several pipeline setbacks in the latter part of the year, and as some investors were concerned that the new coronavirus variants may threaten elective surgery activity. Shares of hospital supply company Baxter fell due to pandemic-related headwinds, including higher inflation and new product pipeline delays. The Portfolio closed its position in December, as we saw opportunities with better risk-reward profiles elsewhere.

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Alphabet, the parent company of internet search giant Google, saw its stock price climb after reporting strong quarterly results throughout the year. Revenues generally beat investor expectations, driven by Google Search and YouTube, reflecting growth that is well above historical levels, as online-enabled commerce activity increased across various industries. The cloud business also reported accelerated revenue growth and improved margins. Shares of Public Storage climbed after the self-storage provider reported strong results, driven by strong performance across various metrics and improved pricing power. Shares received another boost on positive sentiment about the company’s acquisition of ezStorage, one of the highest quality self-storage portfolios in the US, for $1.8 billion. Shares of Lowe’s advanced after the home improvement retailer reported quarterly earnings above expectations, driven by strong gross margins and expense management.

Lazard US Equity Focus Portfolio

For the year ended December 31, 2021, the Lazard US Equity Focus Portfolio’s Institutional Shares posted a total return of 27.36%, while Open Shares posted a total return of 26.96% and R6 Shares posted a total return of 27.34%, as compared with the 28.71% return for the S&P 500 Index.

Stock selection in the health care sector detracted from performance. Shares of medical device maker Medtronic fell following the announcement of several pipeline setbacks, and as some investors were concerned that the new coronavirus variants may threaten elective surgery activity. Stock selection in the information technology sector also hurt returns. Shares of payment company Visa lagged along with those of peers as a result of increased competitive pressure from fintech companies.

Stock selection in the communication services sector contributed to performance. Shares of Google parent Alphabet rose after the company reported strong quarterly results throughout the year. Revenues generally beat investor expectations, driven by Google Search and YouTube, reflecting growth that is well above historical levels, as online-enabled commerce activity is elevated across

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various industries. The cloud business also reported accelerated revenue growth and improved margins. Stock selection and an overweight position in the financials sector also helped returns. Shares of Bank of America rose amid expectations for a rising interest rate environment.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2021, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 19.91%, while Open Shares posted a total return of 19.59%, and R6 Shares posted a total return of 19.95%, as compared with the 18.18% return for the Russell 2500® Index.

Stock selection and a less-than-benchmark exposure to the health care sector contributed to relative performance. Shares of contract research organization ICON rose as the company’s earnings reports in the second half of the year provided validation that scale benefits will accrue as a result of the acquisition of PRA Health Sciences. Stock selection in the energy sector also contributed to relative performance. Magnolia Oil & Gas reported strong earnings and guidance throughout the year, helped by the performance of its Giddings Field unit and cost control measures.

In contrast, stock selection in the financials sector detracted from relative performance. Shares of Metromile fell amid volatility in the pay-per-mile insurance segment. The Portfolio exited the position in May. Stock selection in the consumer discretionary sector also detracted from relative performance. Shares of casual dining restaurant operator Brinker fell, as the rise of COVID-19 variants throughout the year and inflation threatened the pace of recovery for the restaurant industry.

Lazard US Sustainable Equity Portfolio

For the year ended December 31, 2021, the Lazard US Sustainable Equity Portfolio’s Institutional Shares posted a total return of 29.01%, while Open Shares posted a total return of 28.75%, as compared with the 28.71% return for the S&P 500 Index for the period.

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Stock selection in the industrials sector contributed to performance. Shares of Waste Management rose after the company reported solid results, with its core business approaching its pre-pandemic earnings trajectory. The company also benefited from higher commodity prices fueling its recycling business, and management raised guidance due to the synergies from its acquisition of peer Advanced Disposal (ADSW) coming sooner than anticipated. Stock selection in the information technology sector also helped returns. Shares of consulting firm Accenture rose after the company reported quarterly results above expectations and management raised guidance several times during the year, citing strong demand for its services.

In contrast, stock selection in the materials sector detracted from performance. Shares of Ball underperformed on concerns over higher input costs for materials and freight transport. Less-than-benchmark exposure to the energy sector also hurt returns.

Lazard US Systematic Small Cap Equity Portfolio

Since inception on October 29, 2021 through December 31, 2021, the Lazard US Systematic Small Cap Equity Portfolio’s Institutional Shares posted a total return of 2.83%, while Open Shares posted a total return of 2.80%, as compared with the -2.03% return for the Russell 2000 Index for the period.

Stock selection across nearly every sector was positive for the quarter. Attribution from stock selection in the health care and industrials sectors contributed the most to performance.

In contrast, the utilities sector had negative attribution. Sector allocation to the real estate and financials sectors also provided negative attribution.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares,Open Shares and R6 Shares, and the indexes shown below.

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and the MSCI Emerging Markets® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year
Institutional	–10.14%	9.03%	4.53%
Open	–10.37%	8.69%	4.19%
MSCI Emerging Markets Index	–2.54%	9.87%	5.49%

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Since Inception	†
Institutional	-11.21%	6.80%	2.78%
Open	-11.53%	6.41%	2.41%
R6	-11.19%	N/A	-0.05%
MSCI Emerging Markets Index	-2.54%	9.87%	4.56% (Institutional and Open Shares) 4.02% (R6 Shares)
†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Since Inception	†
Institutional	0.96%	11.25%	6.72%
Open	0.63%	10.93%	6.40%
MSCI Emerging Markets Index	–2.54%	9.87%	5.62%
†	The inception date for the Portfolio was May 29, 2015.

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Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year	Since Inception	†
Institutional	5.38%	5.45%	3.85%	6.35%
Open	5.13%	5.19%	3.58%	6.05%
R6	5.44%	5.46%	N/A	3.26%
MSCI Emerging Markets Index	-2.54%	9.87%	5.49	5.75% (Institutional Shares) 6.27% (Open Shares) 6.13% (R6 Shares)
†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Emerging Markets Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Strategic Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year
Institutional	–5.54%	7.65%	4.29%
Open	–5.75%	7.34%	4.02%
MSCI Emerging Markets Index	–2.54%	9.87%	5.49%

Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and the MSCI World® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Since Inception	†
Institutional	22.76%	9.90%
Open	22.36%	9.61%
MSCI World Index	21.82%	13.86%
†	The inception date for the Portfolio was September 29, 2017.

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Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and the MSCI ACWI®

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Since Inception	†
Institutional	19.75%	15.72%	10.49%
Open	19.37%	15.38%	10.18%
MSCI ACWI	18.54%	14.40%	10.04%
†	The inception date for the Portfolio was December 31, 2013.

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, the MSCI World Core Infrastructure (Hedged) Index and the MSCI World Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year
Institutional	19.87%	10.24%	13.11%
Open	19.56%	9.96%	12.80%
MSCI World Index	21.82%	15.03%	12.70%
MSCI World Core Infrastructure (Hedged) Index	19.70%	11.35%	11.34%

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and the MSCI ACWI

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Since Inception	†
Institutional	16.13%	15.51%	9.96%
Open	15.90%	15.18%	9.64%
MSCI ACWI	18.54%	14.40%	9.95%
†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and the MSCI EAFE® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Since Inception	†
Institutional	13.94%	8.09%	4.79%
Open	13.75%	7.80%	4.51%
MSCI EAFE Index	11.26%	9.55%	5.87%
†	The inception date for the Portfolio was May 29, 2015.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year	Since Inception	†
Institutional	6.00%	8.19%	7.43%	6.04%
Open	5.76%	7.91%	7.15%	5.00%
R6	6.03%	8.20%	N/A	4.69%
MSCI EAFE Index	11.26%	9.55%	8.03%	5.68% (Institutional Shares) 5.38% (Open Shares) 6.24% (R6 Shares)
†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, the MSCI ACWI ex-US and the MSCI EAFE/ACWI ex-US Linked Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year
Institutional	3.24%	8.00%	6.53%
Open	3.03%	7.70%	6.18%
MSCI ACWI ex-US	7.82%	9.61%	7.28%
MSCI EAFE/ACWI ex-US Linked Index	7.82%	9.61%	7.28%

Lazard International Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Value Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Since Inception	†
Institutional	7.57%	2.48%
Open	7.42%	2.26%
MSCI EAFE Index	11.26%	10.98%
†	The inception date for the Portfolio was October 31, 2018.

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Lazard International Quality Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Quality Growth Portfolio and the MSCI ACWI ex-US

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Since Inception	†
Institutional	9.99%	21.04%
Open	9.69%	20.70%
MSCI ACWI ex-US	7.82%	13.18%
†	The inception date for the Portfolio was December 31, 2018.

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and the MSCI EAFE Small Cap® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year
Institutional	11.83%	10.41%	10.26%
Open	11.61%	10.15%	9.96%
MSCI EAFE Small Cap Index	10.10%	11.04%	10.80%

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year	Since Inception	†
Institutional	5.99%	10.31%	8.89%	6.70%
Open	5.67%	10.01%	8.62%	5.57%
R6	5.93%	10.30%	N/A	6.22%
MSCI EAFE Index	11.26%	9.55%	8.03%	5.29% (Institutional Shares) 4.53% (Open Shares) 7.09% (R6 Shares)
†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and the MSCI World Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Since Inception	†
Institutional	19.00%	8.97%	7.34%
Open	18.62%	8.65%	7.03%
MSCI World Index	21.82%	15.03%	11.46%
†	The inception date for the Portfolio was May 29, 2015.

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Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, the S&P 500 Index and the Russell 1000 Value/S&P 500 Linked Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year	Since Inception	†
Institutional	26.02%	14.44%	15.04%	9.79%
Open	25.72%	14.13%	14.69%	9.47%
R6	26.06%	14.44%	N/A	14.09%
S&P 500 Index	28.71%	18.47%	16.55%	10.94% (Institutional and Open Shares) 18.64% (R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	28.70%	18.47%	16.34%	10.30% (Institutional and Open Shares) N/A (R6 Shares)
†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

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Lazard US Equity Focus Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Select Portfolio and the S&P 500 Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year	Since Inception	†
Institutional	27.36%	17.63%	14.81%	9.51%
Open	26.96%	17.28%	14.48%	9.19%
R6	27.34%	17.63%	N/A	13.52%
S&P 500 Index	28.71%	18.47%	16.55%	10.59% (Institutional and Open Shares) 15.14% (R6 Shares)
†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio and the Russell 2500 Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Five year	Ten year	Since Inception	†
Institutional	19.91%	10.45%	12.56%	10.89%
Open	19.59%	10.10%	12.20%	8.68%
R6	19.95%	N/A	N/A	13.21%
Russell 2500 Index	18.18%	13.75%	14.15%	11.38% (Institutional Shares) 10.21% (Open Shares) 19.34% (R6 Shares)
†	The inception date for the Institutional Shares was October 30, 1991, for the Open Shares was January 30, 1997 and for the R6 Shares was January 8, 2020.

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Lazard US Sustainable Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Sustainable Equity Portfolio and the S&P 500 Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One year	Since Inceptionx	†
Institutional	29.01%	35.70%
Open	28.75%	35.30%
S&P 500 Index	28.71%	35.21%
†	The inception date for the Institutional Shares and Open Shares was June 30, 2020.

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Lazard US Systematic Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Systematic Small Cap Equity Portfolio and the Russell 2000 Index

Average Annual Total Returns

Periods Ended December 31, 2021

	Since Inception	†
Institutional	2.83%
Open	2.80%
Russell 2000 Index	–2.03%
†	The inception date for the Institutional Shares and Open Shares was October 29, 2021.

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursement agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to the receipt of settlement proceeds by the Lazard International Equity, Lazard International Small Cap Equity and Lazard Developing Markets Equity Portfolios from a class action lawsuit. For the Lazard Developing Markets Equity Portfolio, these proceeds impacted the total return of Open Shares but did not impact that of Institutional Shares; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

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The performance of Institutional Shares, Open Shares and R6 Shares of a Portfolio, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 27 emerging markets country indices.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging markets country indices.

The MSCI World Core Infrastructure (Hedged) Index (the “Infrastructure Index”) captures large and mid-cap securities across the 23 developed market countries. The Infrastructure Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. However, note that the Lazard Global Listed Infrastructure Portfolio invests in a range of companies globally, and is not limited to investing in developed markets countries.

The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 49 country indices comprising 22 developed and 27 emerging markets country indices.

The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Lazard International Equity Select Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter.

The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager which links the performance of the Russell 1000® Value Index for

Annual Report   43

all periods through May 30, 2012 (when the Lazard US Equity Concentrated Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

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The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2021 through December 31, 2021 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report   45

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$875.30	$5.39	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Open Shares
Actual	$1,000.00	$874.00	$6.61	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$857.80	$5.53	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Open Shares
Actual	$1,000.00	$856.00	$7.02	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.63	1.50%
R6 Shares
Actual	$1,000.00	$857.40	$5.52	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$909.90	$4.33	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$908.20	$5.53	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

46   Annual Report

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$951.00	$5.07	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Open Shares
Actual	$1,000.00	$950.10	$6.29	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51	1.28%
R6 Shares
Actual	$1,000.00	$951.50	$4.92	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

Emerging Markets Strategic Equity
Institutional Shares
Actual	$1,000.00	$902.10	$5.51	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$901.50	$6.71	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Equity Franchise
Institutional Shares
Actual	$1,000.00	$1,050.00	$4.91	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,047.40	$6.19	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Annual Report   47

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,066.80	$4.32	0.83%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Open Shares
Actual	$1,000.00	$1,065.20	$5.99	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,104.10	$5.09	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Open Shares
Actual	$1,000.00	$1,102.60	$6.41	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,052.00	$4.91	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,048.20	$8.78	1.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$8.64	1.70%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,018.10	$4.58	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,017.30	$5.85	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

48   Annual Report

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

International Equity
Institutional Shares
Actual	$1,000.00	$1,005.20	$4.09	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$1,004.10	$5.35	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%
R6 Shares
Actual	$1,000.00	$1,005.40	$4.09	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

International Equity Select
Institutional Shares
Actual	$1,000.00	$985.40	$4.25	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$984.40	$5.75	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

International Equity Value
Institutional Shares
Actual	$1,000.00	$983.30	$4.75	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$981.90	$5.99	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Annual Report   49

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

International Quality Growth
Institutional Shares
Actual	$1,000.00	$996.40	$4.28	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$994.90	$5.53	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$999.10	$5.49	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Open Shares
Actual	$1,000.00	$998.50	$6.80	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$986.10	$4.05	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$984.90	$5.30	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%
R6 Shares
Actual	$1,000.00	$985.60	$4.05	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

50   Annual Report

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,082.50	$3.94	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,081.50	$5.25	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,087.90	$4.00	0.76%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87	0.76%
Open Shares
Actual	$1,000.00	$1,086.90	$5.37	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
R6 Shares
Actual	$1,000.00	$1,088.00	$4.00	0.76%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87	0.76%

US Equity Focus
Institutional Shares
Actual	$1,000.00	$1,090.80	$3.69	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$1,089.00	$5.00	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
R6 Shares
Actual	$1,000.00	$1,090.70	$3.69	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

Annual Report   51

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/21	12/31/21	7/1/21 - 12/31/21	7/1/21 - 12/31/21

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,025.00	$4.64	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Open Shares
Actual	$1,000.00	$1,023.60	$6.07	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%
R6 Shares
Actual	$1,000.00	$1,025.30	$4.65	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63	0.91%

US Sustainable Equity
Institutional Shares
Actual	$1,000.00	$1,125.00	$4.02	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,123.70	$5.30	0.99%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04	0.99%

US Systematic Small Cap Equity†
Institutional Shares
Actual	$1,000.00	$1,028.30	$1.53	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.85	$1.51	0.90%
Open Shares
Actual	$1,000.00	$1,028.00	$1.95	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.43	$1.93	1.15%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The Portfolio commenced operations on October 29, 2021.

52   Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2021

			Lazard
	Lazard	Lazard	Emerging	Lazard
	Developing	Emerging	Markets	Emerging
	Markets	Markets	Equity	Markets
	Equity	Core Equity	Advantage	Equity
Asset Class/Sector*	Portfolio	Portfolio	Portfolio	Portfolio†

Equity
Communication Services	6.5%	12.3%	10.5%	7.5%
Consumer Discretionary	17.5	16.9	13.7	8.5
Consumer Staples	2.5	4.5	4.3	6.9
Energy	2.7	5.2	6.0	9.9
Financials	25.6	16.7	18.9	27.4
Health Care	0.8	2.2	5.0	2.3
Industrials	9.7	4.4	4.7	3.1
Information Technology	27.6	26.0	24.7	21.8
Materials	4.3	9.7	7.7	7.7
Real Estate	—	—	0.8	1.9
Utilities	—	—	2.6	0.6
Short-Term Investments	2.8	2.1	1.1	2.4
Total Investments	100.0%	100.0%	100.0. %	100.0%

	Lazard
	Emerging	Lazard	Lazard	Lazard
	Markets	Equity	Global	Global Listed
	Strategic Equity	Franchise	Equity Select	Infrastructure
Asset Class/Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Equity
Communication Services	11.8%	10.2%	7.0%	4.0%
Consumer Discretionary	15.6	17.5	15.7	—
Consumer Staples	6.4	2.0	11.3	—
Energy	5.6	—	—	—
Financials	21.3	—	15.0	—
Health Care	2.7	25.3	13.9	—
Industrials	2.6	21.4	15.1	32.4
Information Technology	20.8	10.2	20.2	—
Materials	8.2	—	0.9	—
Real Estate	0.9	—	—	—
Utilities	2.0	7.1	—	55.2
Short-Term Investments	2.1	6.3	0.9	8.4
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
†	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds held by the Portfolio.

Annual Report   53

	Lazard	Lazard
	Global	International	Lazard	Lazard
	Strategic	Equity	International	International
	Equity	Advantage	Equity	Equity Select
Asset Class/Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Equity
Communication Services	11.6%	4.8%	4.4%	5.9%
Consumer Discretionary	6.7	12.3	12.6	12.8
Consumer Staples	3.0	8.6	9.1	6.7
Energy	—	3.7	4.6	6.3
Financials	13.0	17.0	13.3	14.2
Health Care	19.9	14.0	10.5	7.6
Industrials	10.9	16.1	18.7	19.2
Information Technology	29.1	11.3	6.8	8.1
Materials	4.5	6.1	6.5	6.0
Real Estate	—	2.5	3.9	1.1
Utilities	0.9	3.0	6.3	7.3
Short-Term Investments	0.4	0.6	3.3	4.8
Total Investments	100.0%	100.0%	100.0%	100.0%

			Lazard	Lazard
	Lazard	Lazard	International	International
	International	International	Small Cap	Strategic
	Equity Value	Quality Growth	Equity	Equity
Asset Class/Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Equity
Communication Services	5.9%	8.4%	3.6%	3.8%
Consumer Discretionary	20.3	13.4	13.8	15.5
Consumer Staples	10.6	12.3	7.0	9.6
Energy	4.6	—	1.6	1.8
Financials	25.8	20.8	13.4	18.5
Health Care	4.5	9.0	7.5	7.1
Industrials	17.2	18.4	21.5	20.2
Information Technology	1.4	16.0	11.0	7.9
Materials	5.4	—	6.1	5.7
Real Estate	—	—	11.6	3.1
Utilities	4.3	—	2.5	5.1
Short-Term Investments	—	1.7	0.4	1.7
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

54   Annual Report

	Lazard
	Managed	Lazard	Lazard	Lazard US
	Equity	US Equity	US Equity	Small-Mid
	Volatility	Concentrated	Focus	Cap Equity
Asset Class/Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Equity
Communication Services	10.6%	7.7%	7.2%	4.5%
Consumer Discretionary	8.2	12.3	18.2	11.9
Consumer Staples	17.3	6.8	2.7	3.7
Energy	1.3	—	—	4.3
Financials	7.8	9.1	18.1	13.0
Health Care	18.5	9.2	18.3	12.5
Industrials	7.5	14.8	11.9	18.2
Information Technology	12.7	25.3	21.5	14.8
Materials	2.3	3.6	—	7.0
Real Estate	6.4	10.2	—	8.3
Utilities	6.8	—	—	1.8
Short-Term Investments	0.6	1.0	2.1	—
Total Investments	100.0%	100.0%	100.0%	100.0%

		Lazard US
	Lazard US	Systematic
	Sustainable	Small Cap
	Equity	Equity
Asset Class/Sector*	Portfolio	Portfolio

Equity
Communication Services	1.3%	3.5%
Consumer Discretionary	10.6	12.1
Consumer Staples	4.0	5.7
Energy	—	1.4
Financials	10.7	9.1
Health Care	23.2	16.3
Industrials	12.2	17.6
Information Technology	28.8	17.7
Materials	4.1	7.1
Real Estate	2.5	5.1
Utilities	—	1.3
Short-Term Investments	2.6	3.1
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report   55

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2021

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 97.4%

Brazil | 3.6%
Banco Bradesco SA ADR	685,014	$2,342,748
Dexco SA	525,335	1,416,046
Pagseguro Digital, Ltd., Class A (*)	25,916	679,517
Rumo SA (*)	398,144	1,269,904
		5,708,215
China | 26.0%
Airtac International Group	35,765	1,314,241
Alibaba Group Holding, Ltd. Sponsored ADR (*)	39,785	4,726,060
China Tourism Group Duty Free Corp., Ltd., Class A	34,200	1,177,171
Chow Tai Seng Jewellery Co., Ltd., Class A	405,150	1,130,381
GoerTek, Inc., Class A	278,800	2,357,136
JD.com, Inc., Class A (*)	52,700	1,858,805
Jiangsu King’s Luck Brewery JSC, Ltd., Class A	198,900	1,697,455
Minth Group, Ltd.	870,000	3,833,063
Nexteer Automotive Group, Ltd.	122,000	151,469
Ping An Insurance (Group) Co. of China, Ltd., Class H	254,000	1,830,801
Shanghai Liangxin Electrical Co., Ltd., Class A	414,500	1,159,357
Tencent Holdings, Ltd.	113,600	6,664,143
Topsports International Holdings, Ltd.	1,078,000	1,090,860
Trip.com Group, Ltd. ADR (*)	93,267	2,296,234
Weibo Corp. Sponsored ADR (*)	25,046	775,925
Wuliangye Yibin Co., Ltd., Class A	63,400	2,214,745
Xiabuxiabu Catering Management China Holdings Co., Ltd.	1,681,500	1,313,041
Yadea Group Holdings, Ltd.	636,000	1,240,301
Zhongsheng Group Holdings, Ltd.	323,000	2,520,748
ZTO Express Cayman, Inc. ADR	60,110	1,696,304
		41,048,240
Colombia | 2.0%
Bancolombia SA Sponsored ADR	98,858	3,122,924

Hong Kong | 1.0%
Techtronic Industries Co., Ltd.	75,502	1,502,919

The accompanying notes are an integral part of these financial statements.

56   Annual Report

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (continued)

Hungary | 0.8%
Richter Gedeon Nyrt.	48,092	$1,293,497

India | 11.5%
Bajaj Finance, Ltd.	20,678	1,941,164
HDFC Bank, Ltd. ADR	48,379	3,148,022
ICICI Bank, Ltd. Sponsored ADR	286,076	5,661,444
Motherson Sumi Systems, Ltd.	440,465	1,323,381
Mphasis, Ltd.	28,003	1,278,529
Reliance Industries, Ltd.	86,250	2,746,104
UPL, Ltd.	199,022	1,991,256
		18,089,900
Indonesia | 3.6%
PT Bank Central Asia Tbk	4,653,500	2,358,222
PT Bank Rakyat Indonesia (Persero) Tbk	11,639,249	3,355,003
		5,713,225
Mexico | 2.8%
Grupo Financiero Banorte SAB de CV, Class O	674,557	4,382,290

Peru | 0.7%
Credicorp, Ltd.	9,061	1,106,076

Philippines | 2.5%
BDO Unibank, Inc.	855,675	2,025,262
International Container Terminal Services, Inc.	476,429	1,868,414
		3,893,676
Poland | 0.7%
InPost SA	96,930	1,170,868

Russia | 4.9%
Fix Price Group, Ltd. GDR	201,160	1,516,623
Novatek PJSC Sponsored GDR	6,562	1,531,915
Sberbank of Russia PJSC (‡)	767,827	2,997,121
VK Co, Ltd. GDR (*)	32,462	375,769
Yandex NV Class A (*)	21,788	1,318,174
		7,739,602

The accompanying notes are an integral part of these financial statements.

Annual Report   57

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (continued)

South Africa | 4.7%
Capitec Bank Holdings, Ltd.	26,721	$3,420,222
Standard Bank Group, Ltd.	306,768	2,694,952
The Foschini Group, Ltd. (*)	160,765	1,250,226
		7,365,400
South Korea | 12.7%
CJ Logistics Corp. (*)	14,083	1,484,959
NAVER Corp.	3,369	1,069,551
Samsung Electronics Co., Ltd.	151,325	9,934,508
SK Hynix, Inc.	45,690	4,999,023
WONIK IPS Co., Ltd.	71,843	2,535,892
		20,023,933
Taiwan | 16.3%
ASE Technology Holding Co., Ltd.	993,289	3,807,861
Bizlink Holding, Inc.	246,000	2,313,839
Chroma ATE, Inc.	304,000	2,193,039
Hiwin Technologies Corp.	137,844	1,523,300
Lotes Co., Ltd.	66,000	1,808,107
MediaTek, Inc.	44,000	1,881,203
RichWave Technology Corp.	214,000	2,108,365
Silicon Motion Technology Corp. ADR	38,616	3,669,679
Taiwan Semiconductor Manufacturing Co., Ltd.	286,000	6,332,828
		25,638,221
United States | 1.4%
JS Global Lifestyle Co., Ltd.	1,341,500	2,261,392

Zambia | 2.2%
First Quantum Minerals, Ltd.	144,249	3,451,850

Total Common Stocks (Cost $116,097,825)		153,512,228

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $4,388,096)	4,388,096	4,388,096

The accompanying notes are an integral part of these financial statements.

58   Annual Report

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

Total Investments | 100.2% (Cost $120,485,921)		$157,900,324

Liabilities in Excess of Cash and Other Assets | (0.2)%		(287,493)

Net Assets | 100.0%		$157,612,831

The accompanying notes are an integral part of these financial statements.

Annual Report   59

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 98.4%

Argentina | 0.9%
MercadoLibre, Inc. (*)	1,021	$1,376,716

Austria | 1.6%
Mondi PLC	102,275	2,520,237

Brazil | 4.4%
Banco BTG Pactual SA	351,596	1,324,253
Banco do Brasil SA	238,800	1,235,919
Itau Unibanco Holding SA Sponsored ADR	204,289	766,084
Lojas Renner SA	279,258	1,222,648
Pet Center Comercio e Participacoes SA	479,466	1,406,556
Rumo SA (*)	325,658	1,038,705
		6,994,165
Canada | 0.8%
Parex Resources, Inc.	78,367	1,338,797

China | 27.0%
Alibaba Group Holding, Ltd. (*)	33,400	500,063
Alibaba Group Holding, Ltd. Sponsored ADR (*)	36,190	4,299,010
Bilibili, Inc. Sponsored ADR (*)	15,097	700,501
Budweiser Brewing Co. APAC, Ltd.	430,300	1,128,605
China Mengniu Dairy Co., Ltd.	215,000	1,218,774
Industrial & Commercial Bank of China, Ltd., Class H	8,372,633	4,726,539
Innovent Biologics, Inc. (*)	139,000	861,078
JD.com, Inc. ADR (*)	28,545	2,000,148
Joinn Laboratories China Co., Ltd., Class H	21,980	185,068
Midea Group Co., Ltd., Class A	79,900	923,862
NetEase, Inc.	37,000	758,608
NetEase, Inc. ADR	16,431	1,672,347
PICC Property & Casualty Co., Ltd., Class H	1,185,770	969,291
Ping An Insurance (Group) Co. of China, Ltd., Class H	308,000	2,220,027
Prosus NV	17,065	1,423,447
Remegen Co., Ltd., Class H (*)	81,000	809,271

The accompanying notes are an integral part of these financial statements.

60   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Shenzhou International Group Holdings, Ltd.	120,191	$2,310,721
Tencent Holdings, Ltd.	153,900	9,028,271
Tencent Music Entertainment Group ADR (*)	49,452	338,746
Wuxi Biologics Cayman, Inc. (*)	118,000	1,402,595
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	162,600	1,896,942
XPeng, Inc., Class A	70,400	1,770,637
Yum China Holdings, Inc.	28,035	1,397,265
Zai Lab, Ltd. ADR (*)	5,039	316,701
		42,858,517
Hong Kong | 1.4%
Techtronic Industries Co., Ltd.	116,000	2,309,059

India | 15.7%
HDFC Bank, Ltd. ADR	73,948	4,811,796
Hindalco Industries, Ltd.	387,530	2,479,662
ICICI Bank, Ltd. Sponsored ADR	62,447	1,235,826
Infosys, Ltd. Sponsored ADR	139,997	3,543,324
Larsen & Toubro, Ltd.	68,578	1,740,142
Maruti Suzuki India, Ltd.	13,118	1,309,683
Motherson Sumi Systems, Ltd.	380,607	1,143,538
Reliance Industries, Ltd.	81,861	2,606,363
Star Health & Allied Insurance Co., Ltd.	178,896	1,895,557
UPL, Ltd.	280,336	2,804,819
WNS Holdings, Ltd. ADR (*)	14,995	1,322,859
		24,893,569
Indonesia | 2.1%
PT Bank Mandiri (Persero) Tbk	2,960,500	1,458,835
PT Telkom Indonesia (Persero) Tbk ADR	64,996	1,884,234
		3,343,069
Mexico | 4.7%
Arca Continental SAB de CV	270,745	1,725,850
Cemex SAB de CV Sponsored ADR (*)	382,565	2,593,791
Grupo Aeroportuario del Pacifico SAB de CV ADR	13,797	1,896,673
Grupo Financiero Banorte SAB de CV, Class O	198,300	1,288,265
		7,504,579

The accompanying notes are an integral part of these financial statements.

Annual Report   61

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Philippines | 1.0%
BDO Unibank, Inc.	647,221	$1,531,881

Poland | 1.7%
CD Projekt SA	11,117	529,443
KGHM Polska Miedz SA	61,436	2,126,415
		2,655,858
Russia | 5.3%
Fix Price Group, Ltd. GDR	88,682	668,608
LUKOIL PJSC Sponsored ADR	47,836	4,269,154
LUKOIL PJSC Sponsored ADR (United States)	761	68,338
Sberbank of Russia PJSC Sponsored ADR	53,682	845,491
Sberbank of Russia PJSC Sponsored ADR (London)	89,516	1,432,758
Yandex NV, Class A (*)	18,410	1,113,805
		8,398,154
South Africa | 1.4%
Anglo American PLC	44,734	1,831,091
Naspers, Ltd., N Shares	2,451	380,325
		2,211,416
South Korea | 12.1%
DB Insurance Co., Ltd.	18,594	842,187
LG Chem, Ltd.	2,352	1,213,511
NAVER Corp.	4,155	1,319,081
NCSoft Corp.	2,025	1,093,380
Orion Corp.	10,385	903,648
Samsung Electronics Co., Ltd.	149,252	9,798,416
Samsung SDI Co., Ltd.	2,933	1,606,505
SK Hynix, Inc.	21,928	2,399,181
		19,175,909
Taiwan | 15.9%
Accton Technology Corp.	102,000	958,672
Eclat Textile Co., Ltd.	66,789	1,520,596
Feng TAY Enterprise Co., Ltd.	60,000	500,905
Micro-Star International Co., Ltd.	239,000	1,382,552
Nien Made Enterprise Co., Ltd.	82,000	1,222,755

The accompanying notes are an integral part of these financial statements.

62   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

Realtek Semiconductor Corp.	59,000	$1,237,137
Sea, Ltd. ADR (*)	5,286	1,182,531
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	143,631	17,280,246
		25,285,394
Thailand | 1.0%
Home Product Center Public Co. Ltd. (‡)	3,545,400	1,538,940

United Kingdom | 1.4%
Unilever PLC Sponsored ADR	40,314	2,168,490

Total Common Stocks (Cost $117,737,207)		156,104,750

Short-Term Investments | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $3,388,723)	3,388,723	3,388,723

Total Investments | 100.5% (Cost $121,125,930)		$159,493,473

Liabilities in Excess of Cash and Other Assets | (0.5)%		(785,825)

Net Assets | 100.0%		$158,707,648

The accompanying notes are an integral part of these financial statements.

Annual Report   63

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 97.3%

Brazil | 1.8%
Banco do Brasil SA	23,400	$121,108
Marfrig Global Foods SA	79,800	316,089
Telefonica Brasil SA	13,500	117,703
Vale SA	49,909	699,392
		1,254,292
China | 33.3%
360 DigiTech, Inc. ADR	8,225	188,599
Agricultural Bank of China, Ltd., Class H	551,000	189,453
Alibaba Group Holding, Ltd. Sponsored ADR (*)	15,380	1,826,990
Anhui Conch Cement Co., Ltd., Class H	26,500	132,385
Baidu, Inc. Sponsored ADR (*)	3,368	501,125
Bank of Beijing Co., Ltd., Class A	272,200	189,612
Bank of China, Ltd., Class H	2,316,000	834,653
Bank of Communications Co., Ltd., Class H	931,000	562,759
Baoshan Iron & Steel Co., Ltd., Class A	270,200	303,506
Beijing Enterprises Holdings, Ltd.	55,500	191,476
Beijing New Building Materials PLC, Class A	32,000	179,881
Bosideng International Holdings, Ltd.	344,000	216,634
BYD Co., Ltd., Class H	10,000	341,972
China Construction Bank Corp., Class H	727,000	503,725
China Galaxy Securities Co., Ltd., Class H	631,000	362,543
China Longyuan Power Group Corp., Ltd., Class H	167,000	389,835
China Meidong Auto Holdings, Ltd.	44,000	226,970
China Modern Dairy Holdings, Ltd.	555,000	93,251
China Petroleum & Chemical Corp., Class H	1,404,000	654,361
China Railway Group, Ltd., Class H	488,000	257,903
China Resources Cement Holdings, Ltd.	128,000	96,865
China Resources Mixc Lifestyle Services, Ltd.	22,800	106,301
China Resources Power Holdings Co., Ltd.	110,000	368,230
China World Trade Center Co., Ltd., Class A	48,687	109,995
China Yongda Automobiles Services Holdings, Ltd.	119,500	160,003
Chongqing Brewery Co., Ltd., Class A (*)	6,500	154,280
Chongqing Zhifei Biological Products Co., Ltd., Class A	4,800	93,820

The accompanying notes are an integral part of these financial statements.

64   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

CITIC, Ltd.	125,000	$123,544
Contemporary Amperex Technology Co., Ltd., Class A	1,600	147,564
COSCO SHIPPING Holdings Co., Ltd., Class H (*)	167,300	324,840
CSPC Pharmaceutical Group, Ltd.	369,840	401,863
Daan Gene Co., Ltd., Class A	56,880	179,119
East Money Information Co., Ltd. Class A	32,095	186,835
GD Power Development Co., Ltd. Class A	234,500	116,521
GF Securities Co., Ltd., Class H	70,200	133,758
Gigadevice Semiconductor Beijing, Inc., Class A	5,800	159,759
Haidilao International Holding, Ltd.	51,000	115,223
Haier Smart Home Co., Ltd. Class H	50,400	213,000
Industrial & Commercial Bank of China, Ltd., Class H	701,000	395,730
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	35,800	232,707
JD.com, Inc. ADR (*)	10,397	728,518
Jiangsu Hengli Hydraulic Co., Ltd., Class A	13,300	170,950
Lenovo Group, Ltd.	426,000	489,557
Li Auto, Inc. ADR (*)	3,892	124,933
Li Ning Co., Ltd.	53,000	580,001
Lufax Holding, Ltd. ADR (*)	15,483	87,169
Meituan, Class B (*)	27,600	797,913
Metallurgical Corp. of China, Ltd., Class H	439,000	112,045
NetEase, Inc. ADR	6,086	619,433
New China Life Insurance Co., Ltd., Class H	120,600	322,554
NIO, Inc. ADR (*)	6,466	204,843
Oppein Home Group, Inc., Class A	15,200	351,681
PetroChina Co., Ltd., Class H	1,140,000	507,716
Pharmaron Beijing Co., Ltd., Class H	9,500	146,565
Pinduoduo, Inc. ADR (*)	2,792	162,774
Shanghai Bairun Investment Holding Group Co., Ltd., Class A	9,940	93,323
Shanxi Taigang Stainless Steel Co., Ltd. Class A	98,500	108,786
Shenyang Xingqi Pharmaceutical Co., Ltd. Class A	6,200	133,035
Shenzhen Inovance Technology Co., Ltd., Class A	10,600	114,070
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	2,200	131,439
Silergy Corp.	2,000	361,363

The accompanying notes are an integral part of these financial statements.

Annual Report  65

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Sunny Optical Technology Group Co., Ltd.	8,000	$253,030
Tencent Holdings, Ltd.	46,300	2,716,108
The People’s Insurance Co. Group of China, Ltd., Class H	421,000	127,427
Weibo Corp. Sponsored ADR (*)	1,549	47,988
WuXi AppTec Co., Ltd., Class H	9,200	159,289
Wuxi Biologics Cayman, Inc. (*)	31,500	374,421
Yadea Group Holdings, Ltd.	96,000	187,215
Yuexiu Property Co., Ltd.	168,400	148,378
Yum China Holdings, Inc.	5,648	281,496
Zhejiang Orient Gene Biotech Co., Ltd., Class A	4,889	177,036
Zhongsheng Group Holdings, Ltd.	34,000	265,342
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	112,600	70,955
		23,124,943
Colombia | 0.2%
Bancolombia SA Sponsored ADR	3,538	111,765

Greece | 0.5%
Hellenic Telecommunications Organization SA	14,167	262,205
National Bank of Greece SA (*)	21,329	71,185
		333,390
Hong Kong | 0.2%
Sino Biopharmaceutical, Ltd.	229,000	160,464

Hungary | 0.5%
MOL Hungarian Oil & Gas PLC	28,664	222,483
Richter Gedeon Nyrt.	4,789	128,806
		351,289
India | 10.8%
Axis Bank, Ltd. GDR (*)	1,771	81,633
Dr Reddy’s Laboratories, Ltd. ADR	4,992	326,527
GAIL India, Ltd. GDR	20,519	224,130
HDFC Bank, Ltd. ADR	15,539	1,011,123
ICICI Bank, Ltd. Sponsored ADR	67,245	1,330,778
Infosys, Ltd. Sponsored ADR	61,411	1,554,312

The accompanying notes are an integral part of these financial statements.

66   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Larsen & Toubro, Ltd. GDR	18,672	$474,533
Reliance Industries, Ltd. Sponsored GDR (#)	12,635	805,270
State Bank of India GDR	5,175	318,188
Tata Motors, Ltd. Sponsored ADR (*)	8,598	275,910
Wipro, Ltd. ADR	61,429	599,547
WNS Holdings, Ltd. ADR (*)	5,546	489,268
		7,491,219
Indonesia | 1.5%
Japfa Comfeed Indonesia Tbk PT	876,100	105,710
Kalbe Farma Tbk PT	1,725,000	195,462
PT Astra International Tbk	1,084,300	433,179
PT Telkom Indonesia (Persero) Tbk ADR	10,252	297,205
		1,031,556
Malaysia | 1.6%
Frontken Corp. Bhd	186,550	179,017
Hong Leong Financial Group Bhd	34,300	142,778
Inari Amertron Berhad	344,100	329,401
Petronas Chemicals Group Bhd	224,500	480,734
		1,131,930
Mexico | 3.1%
America Movil SAB de CV, Series L	365,900	387,603
Arca Continental SAB de CV	48,300	307,886
Coca-Cola Femsa SAB de CV Sponsored ADR	5,578	305,618
Gruma SAB de CV, Class B	14,385	184,433
Grupo Mexico SAB de CV, Series B	66,600	290,431
Kimberly-Clark de Mexico SAB de CV, Series A	88,300	133,730
Qualitas Controladora SAB de CV	23,200	117,714
Wal-Mart de Mexico SAB de CV	119,400	443,708
		2,171,123
Philippines | 0.5%
BDO Unibank, Inc.	50,970	120,639
International Container Terminal Services, Inc.	63,080	247,381
		368,020
Poland | 0.7%
Orange Polska SA (*)	70,403	147,225
Polski Koncern Naftowy ORLEN SA	6,111	112,658

The accompanying notes are an integral part of these financial statements.

Annual Report   67

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Polskie Gornictwo Naftowe i Gazownictwo SA	139,083	$217,323
		477,206
Russia | 3.3%
Gazprom PJSC Sponsored ADR	58,819	541,633
LUKOIL PJSC Sponsored ADR	2,763	246,586
MMC Norilsk Nickel PJSC ADR	3,494	107,770
PhosAgro PJSC GDR	8,655	186,597
Ros Agro PLC GDR	12,024	182,963
Rosneft Oil Co. PJSC GDR	44,126	354,917
Sberbank of Russia PJSC Sponsored ADR	23,912	382,726
Severstal PJSC GDR	10,312	221,192
Yandex NV Class A (*)	1,544	93,412
		2,317,796
Saudi Arabia | 3.2%
Al Rajhi Bank	21,131	795,730
Arriyadh Development Co.	26,820	181,463
Bank Al-Jazira	27,866	143,149
Dr Sulaiman Al Habib Medical Services Group Co.	1,801	77,436
Leejam Sports Co. JSC	4,494	130,118
National Gas & Industrialization Co.	10,301	148,677
SABIC Agri-Nutrients Co.	5,999	281,956
Saudi Basic Industries Corp.	16,289	502,812
		2,261,341
South Africa | 2.6%
Absa Group, Ltd.	14,170	135,620
Anglo American Platinum, Ltd.	1,045	119,016
Impala Platinum Holdings, Ltd.	9,583	135,349
MTN Group, Ltd. (*)	18,084	193,304
MultiChoice Group, Ltd.	25,747	197,063
Naspers, Ltd., N Shares	2,076	322,136
Northam Platinum Holdings, Ltd. (*)	8,161	107,249
Sasol, Ltd. (*)	9,955	162,853
Shoprite Holdings, Ltd.	10,018	131,244
Sibanye Stillwater, Ltd.	29,983	92,653
Vodacom Group, Ltd.	21,817	184,003
		1,780,490

The accompanying notes are an integral part of these financial statements.

68   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

South Korea | 13.6%
AfreecaTV Co., Ltd.	1,554	$264,403
BNK Financial Group, Inc.	19,064	134,335
DGB Financial Group, Inc.	23,412	184,684
Hana Financial Group, Inc.	16,980	597,954
Hankook Tire & Technology Co., Ltd.	4,691	155,878
HMM Co., Ltd. (*)	3,645	82,420
Kakao Corp. (*)	2,503	236,076
KB Financial Group, Inc.	10,216	470,911
Kia Corp.	8,596	590,144
Korea Electric Power Corp. (*)	7,958	147,398
Korea Electric Terminal Co., Ltd.	1,767	113,146
Korean Reinsurance Co.	38,187	297,080
KT Corp. (*)	22,909	588,922
KT&G Corp. (*)	1,528	101,612
Kumho Petrochemical Co., Ltd.	694	96,605
LG Chem, Ltd.	288	148,593
LG Electronics, Inc. (*)	1,423	164,556
LG Innotek Co., Ltd.	662	202,497
NAVER Corp.	453	143,813
Osstem Implant Co., Ltd. (*)	1,628	194,805
POSCO	1,072	246,087
Samsung Electro-Mechanics Co., Ltd.	2,079	345,073
Samsung Electronics Co., Ltd. GDR	2,066	3,391,244
Samsung Securities Co., Ltd.	4,548	171,413
SK Hynix, Inc. (*)	3,767	412,154
		9,481,803
Taiwan | 16.0%
Cathay Financial Holding Co., Ltd.	343,000	772,898
Chailease Holding Co., Ltd.	16,000	151,908
China Airlines, Ltd. (*)	173,000	171,514
Delta Electronics, Inc.	76,000	755,502
Evergreen Marine Corp. Taiwan, Ltd.	46,000	235,704
Formosa Plastics Corp.	104,000	390,159
Fubon Financial Holding Co., Ltd.	39,000	107,532
Global Unichip Corp.	8,000	168,723

The accompanying notes are an integral part of these financial statements.

Annual Report   69

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

International Games System Co., Ltd.	4,000	$114,619
MediaTek, Inc.	13,000	555,810
Nan Ya Plastics Corp.	58,000	178,660
Nan Ya Printed Circuit Board Corp.	16,000	328,173
Novatek Microelectronics Corp.	7,000	135,797
Pegavision Corp.	7,000	107,740
Realtek Semiconductor Corp.	8,000	167,747
Silicon Motion Technology Corp. ADR	1,237	117,552
SinoPac Financial Holdings Co., Ltd.	370,000	215,736
Taiwan Semiconductor Manufacturing Co., Ltd.	220,000	4,871,406
Unimicron Technology Corp.	37,000	307,353
United Microelectronics Corp.	125,000	292,040
Vanguard International Semiconductor Corp.	67,000	382,703
Voltronic Power Technology Corp.	2,000	111,853
Wan Hai Lines, Ltd.	20,400	146,503
Yuanta Financial Holding Co., Ltd.	353,000	322,352
		11,109,984
Thailand | 2.9%
Chularat Hospital Public Co., Ltd. NVDR	1,959,100	214,452
Com7 Public Co., Ltd. NVDR	144,000	352,196
Hana Microelectronics Public Co., Ltd. NVDR	77,600	204,726
Kasikornbank Public Co., Ltd. NVDR	58,500	248,366
KCE Electronics Public Co., Ltd. NVDR	73,500	193,437
Krung Thai Bank Public Co., Ltd. NVDR	344,200	135,084
Mega Lifesciences Public Co., Ltd. (‡)	162,848	246,186
PTT Global Chemical Public Co., Ltd. (‡)	68,500	120,472
Sri Trang Agro-Industry Public Co., Ltd. (‡)	139,000	128,993
The Siam Commercial Bank Public Co., Ltd. NVDR	43,000	161,938
		2,005,850
Turkey | 0.8%
Coca-Cola Icecek AS	11,026	72,278
Ford Otomotiv Sanayi AS	6,647	119,640
Kardemir Karabuk Demir Celik Sanayi ve Ticaret Class D (*)	163,311	113,771
Turkcell Iletisim Hizmetleri AS	95,937	130,753
Turkiye Garanti Bankasi AS	111,754	95,215
		531,657

The accompanying notes are an integral part of these financial statements.

70   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

United States | 0.2%
JBS SA	20,100	$136,960

Total Common Stocks (Cost $67,950,419)		67,633,078

Preferred Stocks | 1.1%

Brazil | 1.1%
Cia Energetica de Minas Gerais	88,400	213,971
Petroleo Brasileiro SA	102,939	522,363

Total Preferred Stocks (Cost $719,638)		736,334

Short-Term Investments | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $766,155)	766,155	766,155

Total Investments | 99.5% (Cost $69,436,212)		$69,135,567

Cash and Other Assets in Excess of Liabilities | 0.5%		381,734

Net Assets | 100.0%		$69,517,301

The accompanying notes are an integral part of these financial statements.

Annual Report   71

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 92.2%

Austria | 0.7%
Mondi PLC	1,046,143	$25,778,819

Brazil | 8.8%
Banco do Brasil SA	12,808,226	66,289,482
BB Seguridade Participacoes SA	14,312,817	53,287,108
CCR SA	21,997,917	45,723,377
Engie Brasil Energia SA	3,457,500	23,858,376
Petroleo Brasileiro SA Sponsored ADR	6,429,158	70,592,155
Vale SA Sponsored ADR	2,684,287	37,633,704
Vibra Energia SA	6,633,900	25,447,219
		322,831,421
China | 18.6%
A-Living Smart City Services Co., Ltd.	14,028,750	23,951,089
AAC Technologies Holdings, Inc.	5,185,665	20,429,865
Anhui Conch Cement Co., Ltd., Class H	9,893,951	49,426,846
China Construction Bank Corp., Class H	183,087,224	126,857,677
China Merchants Bank Co., Ltd., Class H	8,531,994	66,307,939
China Shenhua Energy Co., Ltd., Class H	13,819,610	32,400,749
China Vanke Co., Ltd., Class H	17,901,500	41,670,947
Gree Electric Appliances, Inc. of Zhuhai, Class A (*)	5,840,590	33,860,481
Hengan International Group Co., Ltd.	8,504,000	43,786,804
Huayu Automotive Systems Co., Ltd., Class A	7,453,880	33,054,025
Lenovo Group, Ltd.	40,446,000	46,480,380
Ping An Insurance (Group) Co. of China, Ltd., Class H	8,555,500	61,667,002
Sinopharm Group Co., Ltd., Class H	22,310,814	48,557,193
Tingyi (Cayman Islands) Holding Corp.	13,414,000	27,564,983
Weichai Power Co., Ltd., Class H	12,437,288	24,341,737
		680,357,717
Egypt | 1.4%
Commercial International Bank Egypt SAE GDR (*)	15,544,803	51,293,171

Greece | 0.9%
OPAP SA	2,272,527	32,243,235

The accompanying notes are an integral part of these financial statements.

72   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (continued)

Hong Kong | 1.1%
ASM Pacific Technology, Ltd.	3,776,800	$40,714,304

Hungary | 1.6%
OTP Bank Nyrt. (*)	1,144,553	58,481,047

India | 6.3%
Axis Bank, Ltd. (*)	3,308,964	30,027,522
Bajaj Auto, Ltd.	519,700	22,718,425
Bharat Petroleum Corp., Ltd.	4,992,079	25,889,184
Coal India, Ltd.	11,080,601	21,748,522
Hero MotoCorp, Ltd.	683,133	22,580,179
Indus Towers, Ltd.	12,343,004	41,052,482
Petronet LNG, Ltd.	8,713,037	25,353,917
UPL, Ltd.	4,157,126	41,592,890
		230,963,121
Indonesia | 5.1%
PT Astra International Tbk	90,393,900	36,112,464
PT Bank Mandiri (Persero) Tbk	136,612,742	67,318,162
PT Telkom Indonesia (Persero) Tbk ADR	2,915,777	84,528,375
		187,959,001
Mexico | 4.9%
America Movil SAB de CV, Class L Sponsored ADR	2,815,802	59,441,580
Grupo Financiero Banorte SAB de CV, Class O	7,726,437	50,195,143
Grupo Mexico SAB de CV, Series B	9,854,542	42,973,899
Kimberly-Clark de Mexico SAB de CV, Series A	17,016,695	25,771,664
		178,382,286
Portugal | 1.7%
Galp Energia SGPS SA	6,417,788	62,232,850

Russia | 6.7%
Gazprom PJSC Sponsored ADR	4,608,733	42,439,347
LUKOIL PJSC Sponsored ADR	668,146	59,629,118
Mobile TeleSystems PJSC Sponsored ADR	6,304,611	50,121,658
Sberbank of Russia PJSC (‡)	13,797,099	53,855,334
X5 Retail Group NV GDR	1,509,976	39,878,573
		245,924,030

The accompanying notes are an integral part of these financial statements.

Annual Report   73

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (continued)

South Africa | 6.5%
Anglo American PLC	889,791	$36,421,708
Life Healthcare Group Holdings, Ltd.	22,160,589	33,422,406
Nedbank Group, Ltd.	4,954,334	54,425,132
Sanlam, Ltd.	6,491,122	24,178,820
Standard Bank Group, Ltd.	3,317,308	29,142,497
The Bidvest Group, Ltd.	3,033,396	36,069,836
Vodacom Group, Ltd.	2,695,093	22,730,244
		236,390,643
South Korea | 14.0%
Coway Co., Ltd.	731,337	45,478,791
Hyundai Mobis Co., Ltd.	206,324	43,823,389
KB Financial Group, Inc.	1,374,835	63,373,556
KT&G Corp.	592,588	39,407,077
Samsung Electronics Co., Ltd.	2,048,492	134,483,797
Shinhan Financial Group Co., Ltd.	1,688,031	52,050,296
SK Hynix, Inc.	1,209,066	132,286,028
		510,902,934
Taiwan | 10.4%
ASE Technology Holding Co., Ltd.	16,530,000	63,369,211
Globalwafers Co., Ltd.	866,000	27,691,293
Hon Hai Precision Industry Co., Ltd.	15,032,425	56,356,158
Novatek Microelectronics Corp.	3,834,000	74,378,130
Quanta Computer, Inc.	19,484,000	66,580,842
Taiwan Semiconductor Manufacturing Co., Ltd.	1,601,913	35,470,769
Wiwynn Corp.	1,367,000	54,929,556
		378,775,959
Thailand | 1.9%
Kasikornbank Public Co., Ltd.	8,448,754	35,791,002
The Siam Cement Public Co., Ltd. (‡)	2,815,700	32,535,854
		68,326,856
United Kingdom | 1.6%
Unilever PLC	1,095,474	58,663,249

Total Common Stocks (Cost $2,882,505,385)		3,370,220,643

The accompanying notes are an integral part of these financial statements.

74   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Exchange-Traded Funds | 5.0%
iShares Core MSCI Emerging Markets ETF	1,508,616	$90,305,754
Vanguard FTSE Emerging Markets ETF	1,843,009	91,155,225

Total Exchange-Traded Funds (Cost $147,595,039)		181,460,979

Short-Term Investments | 2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $85,902,251)	85,902,251	85,902,251

Total Investments | 99.6% (Cost $3,116,002,675)		$3,637,583,873

Cash and Other Assets in Excess of Liabilities | 0.4%		15,334,107

Net Assets | 100.0%		$3,652,917,980

The accompanying notes are an integral part of these financial statements.

Annual Report   75

		Fair
Description	Shares	Value

Lazard Emerging Markets Strategic Equity Portfolio

Common Stocks | 97.7%

Austria | 1.6%
Mondi PLC	39,062	$962,557

Brazil | 4.5%
Banco BTG Pactual SA	125,288	471,885
BB Seguridade Participacoes SA	111,300	414,374
Odontoprev SA	200,600	453,306
Petroleo Brasileiro SA Sponsored ADR	57,009	625,959
Vale SA Sponsored ADR	54,589	765,338
		2,730,862
China | 27.9%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	11,280	1,339,951
Anhui Conch Cement Co., Ltd., Class H	115,000	574,501
ANTA Sports Products, Ltd.	53,400	801,131
Baidu, Inc. Sponsored ADR (*)	5,187	771,774
China Construction Bank Corp., Class H	1,596,281	1,106,033
China Merchants Bank Co., Ltd., Class H	170,500	1,325,072
China Vanke Co., Ltd., Class H	240,400	559,601
CSPC Pharmaceutical Group, Ltd.	534,000	580,237
ENN Energy Holdings, Ltd.	63,400	1,194,389
Gree Electric Appliances, Inc. of Zhuhai, Class A	124,400	721,202
Hengan International Group Co., Ltd.	144,000	741,451
JD.com, Inc. ADR (*)	13,732	962,201
NetEase, Inc. ADR	9,544	971,388
Ping An Insurance (Group) Co. of China, Ltd., Class H	120,000	864,946
Sinopharm Group Co., Ltd., Class H	284,400	618,967
Tencent Holdings, Ltd.	26,792	1,571,705
Trip.com Group, Ltd. ADR (*)	28,505	701,793
Weichai Power Co., Ltd., Class H	307,000	600,848
Yum China Holdings, Inc.	16,464	820,566
		16,827,756
Egypt | 0.9%
Commercial International Bank Egypt SAE GDR (*)	170,465	562,483

The accompanying notes are an integral part of these financial statements.

76   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Strategic Equity Portfolio (continued)

France | 0.8%
Pernod Ricard SA Sponsored ADR	10,359	$502,204

Greece | 0.6%
OPAP SA	25,777	365,731

Hong Kong | 1.6%
Techtronic Industries Co., Ltd.	47,782	951,133

India | 12.4%
HDFC Bank, Ltd.	97,399	1,930,806
Hero MotoCorp, Ltd.	19,448	642,831
ITC, Ltd.	226,795	664,900
Reliance Industries, Ltd.	48,499	1,544,154
SBI Cards & Payment Services, Ltd. (*)	37,090	462,891
Tata Consultancy Services, Ltd.	31,834	1,601,164
UPL, Ltd.	62,463	624,955
		7,471,701
Indonesia | 3.2%
PT Astra International Tbk	1,016,500	406,093
PT Bank Central Asia Tbk	1,780,300	902,190
PT Telkom Indonesia (Persero) Tbk ADR	21,008	609,022
		1,917,305
Macau | 0.6%
Sands China, Ltd. (*)	142,000	330,781

Mexico | 4.2%
America Movil SAB de CV, Class L Sponsored ADR	36,016	760,298
Grupo Financiero Banorte SAB de CV, Class O	91,777	596,233
Grupo Mexico SAB de CV, Series B	167,699	731,305
Kimberly-Clark de Mexico SAB de CV, Series A	286,674	434,166
		2,522,002
Russia | 5.7%
Fix Price Group, Ltd. GDR	70,222	529,431
LUKOIL PJSC Sponsored ADR	13,510	1,205,709
Mobile TeleSystems PJSC Sponsored ADR	59,164	470,354

The accompanying notes are an integral part of these financial statements.

Annual Report   77

		Fair
Description	Shares	Value

Lazard Emerging Markets Strategic Equity Portfolio (continued)

Sberbank of Russia PJSC (‡)	213,889	$834,890
Yandex NV Class A (*)	6,101	369,110
		3,409,494
South Africa | 4.6%
Anglo American PLC	31,670	1,296,344
Capitec Bank Holdings, Ltd.	4,389	561,781
The Foschini Group, Ltd. (*)	53,685	417,494
Vodacom Group, Ltd.	55,623	469,121
		2,744,740
South Korea | 12.8%
Coway Co., Ltd.	11,476	713,645
Hyundai Mobis Co., Ltd.	3,131	665,027
NAVER Corp.	2,336	741,606
NCSoft Corp.	796	429,793
Samsung Electronics Co., Ltd.	34,493	2,264,470
Shinhan Financial Group Co., Ltd.	38,276	1,180,237
SK Hynix, Inc.	15,479	1,693,585
		7,688,363
Taiwan | 13.8%
CTBC Financial Holding Co., Ltd.	1,365,000	1,278,457
Globalwafers Co., Ltd.	21,000	671,498
Hon Hai Precision Industry Co., Ltd.	324,136	1,215,177
Novatek Microelectronics Corp.	57,000	1,105,778
Quanta Computer, Inc.	243,000	830,381
Taiwan Semiconductor Manufacturing Co., Ltd.	144,387	3,197,126
		8,298,417
Thailand | 1.0%
CP ALL Public Co., Ltd.	325,100	574,192
Siam Makro Public Co., Ltd. (‡)	21,473	26,998
		601,190
United Kingdom | 1.5%
Unilever PLC	17,164	919,142

Total Common Stocks (Cost $56,582,831)		58,805,861

The accompanying notes are an integral part of these financial statements.

78   Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Strategic Equity Portfolio (concluded)

Preferred Stocks | 0.6%

Brazil | 0.6%
Banco Bradesco SA (Cost $472,103)	108,100	$372,894

Short-Term Investments | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,290,001)	1,290,001	1,290,001

Total Investments | 100.4% (Cost $58,344,935)		$60,468,756

Liabilities in Excess of Cash and Other Assets | (0.4)%		(250,956)

Net Assets | 100.0%		$60, 217, 800

The accompanying notes are an integral part of these financial statements.

Annual Report   79

		Fair
Description	Shares	Value

Lazard Equity Franchise Portfolio

Common Stocks | 93.5%

Belgium | 2.0%
Anheuser-Busch InBev SA/NV	35,371	$2,141,479

France | 2.2%
Vinci SA	21,444	2,272,073

Germany | 4.8%
Fresenius Medical Care AG & Co. KGaA	77,422	5,015,341

Italy | 6.2%
Atlantia SpA (*)	165,942	3,296,405
Snam SpA	534,783	3,214,292
		6,510,697
Japan | 5.0%
Secom Co., Ltd.	61,001	4,235,347
USS Co., Ltd.	67,000	1,046,202
		5,281,549
Luxembourg | 3.9%
SES SA	523,211	4,154,358

Spain | 3.0%
Ferrovial SA	101,202	3,173,925

United Kingdom | 4.0%
National Grid PLC	291,696	4,208,734

United States | 62.4%
Cisco Systems, Inc.	19,181	1,215,500
Cognizant Technology Solutions Corp., Class A	12,311	1,092,232
CVS Health Corp.	71,916	7,418,855
Fiserv, Inc. (*)	39,382	4,087,458
H&R Block, Inc.	263,725	6,213,361
Henry Schein, Inc. (*)	39,655	3,074,452
International Game Technology PLC	250,042	7,228,714

The accompanying notes are an integral part of these financial statements.

80   Annual Report

		Fair
Description	Shares	Value

Lazard Equity Franchise Portfolio (concluded)

McKesson Corp.	17,687	$4,396,458
MEDNAX, Inc. (*)	92,255	2,510,259
Medtronic PLC	40,877	4,228,726
Nielsen Holdings PLC	314,838	6,457,327
Omnicom Group, Inc.	89,160	6,532,753
Stericycle, Inc. (*)	51,910	3,095,912
Tapestry, Inc.	97,757	3,968,934
Visa, Inc., Class A	20,161	4,369,090
		65,890,031
Total Common Stocks (Cost $83,368,057)		98,648,187

Short-Term Investments | 6.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $6,669,043)	6,669,043	6,669,043

Total Investments | 99.8% (Cost $90,037,100)		$105,317,230

Cash and Other Assets in Excess of Liabilities | 0.2%		204,341

Net Assets | 100.0%		$105,521,571

The accompanying notes are an integral part of these financial statements.

Annual Report   81

		Fair
Description	Shares	Value

Lazard Global Equity Select Portfolio

Common Stocks | 98.7%

Brazil | 0.6%
Banco Bradesco SA ADR	207,255	$708,812

Canada | 5.8%
CAE, Inc. (*)	34,125	860,847
Canadian National Railway Co.	9,138	1,122,465
Dollarama, Inc.	26,200	1,311,295
National Bank of Canada	21,672	1,652,277
Toromont Industries, Ltd.	16,558	1,496,955
		6,443,839
China | 3.5%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	7,068	839,608
NXP Semiconductors NV	7,274	1,656,872
Tencent Holdings, Ltd.	23,623	1,385,801
		3,882,281
Denmark | 1.0%
Carlsberg AS, Class B	6,194	1,063,979

France | 3.4%
Legrand SA	8,959	1,048,513
LVMH Moet Hennessy Louis Vuitton SE	1,826	1,506,816
Pernod Ricard SA	5,338	1,284,310
		3,839,639
Germany | 1.9%
adidas AG	2,894	834,632
Merck KGaA	5,142	1,329,378
		2,164,010
Hong Kong | 1.0%
AIA Group, Ltd.	108,783	1,096,687

India | 1.2%
HDFC Bank, Ltd. ADR	21,174	1,377,792

The accompanying notes are an integral part of these financial statements.

82   Annual Report

		Fair
Description	Shares	Value

Lazard Global Equity Select Portfolio (continued)

Japan | 3.4%
BayCurrent Consulting, Inc.	4,000	$1,541,086
Nintendo Co., Ltd.	2,400	1,119,451
Shimano, Inc.	4,400	1,169,342
		3,829,879
Netherlands | 2.6%
Wolters Kluwer NV	24,423	2,870,570

South Korea | 0.7%
LG Household & Health Care, Ltd. (*)	862	795,234

Spain | 0.8%
Industria de Diseno Textil SA	28,122	911,389

Sweden | 2.3%
Assa Abloy AB, Class B	26,428	802,828
Hexagon AB, B Shares	111,847	1,760,869
		2,563,697
Switzerland | 4.3%
ABB, Ltd.	43,434	1,654,891
Partners Group Holding AG	1,051	1,732,592
The Swatch Group AG	4,781	1,456,510
		4,843,993
Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.
Sponsored ADR	19,201	2,310,072

United Kingdom | 7.3%
Coca-Cola Europacific Partners PLC	20,720	1,158,870
Diageo PLC	42,941	2,340,839
Prudential PLC	39,418	679,726
RELX PLC	62,959	2,036,975
Unilever PLC	36,108	1,934,465
		8,150,875

The accompanying notes are an integral part of these financial statements.

Annual Report   83

		Fair
Description	Shares	Value

Lazard Global Equity Select Portfolio (continued)

United States | 56.8%
Accenture PLC, Class A	8,237	$3,414,648
Alphabet, Inc., Class A (*)	1,550	4,490,412
Amphenol Corp., Class A	14,848	1,298,606
Aon PLC, Class A	10,430	3,134,841
Avery Dennison Corp.	4,560	987,559
Boston Scientific Corp. (*)	28,698	1,219,091
BRP, Inc.	10,777	943,983
Deere & Co.	2,839	973,465
Dollar General Corp.	7,963	1,877,914
Honeywell International, Inc.	4,132	861,563
Intercontinental Exchange, Inc.	16,719	2,286,658
IQVIA Holdings, Inc. (*)	13,179	3,718,323
Johnson & Johnson	12,617	2,158,390
Lowe’s Cos., Inc.	8,654	2,236,886
McDonald’s Corp.	6,655	1,784,006
Microsoft Corp.	13,340	4,486,509
Motorola Solutions, Inc.	9,067	2,463,504
NIKE, Inc., Class B	10,209	1,701,534
PTC, Inc. (*)	11,320	1,371,418
Rockwell Automation, Inc.	4,461	1,556,220
S&P Global, Inc.	4,405	2,078,852
Texas Instruments, Inc.	9,419	1,775,199
The Charles Schwab Corp.	22,169	1,864,413
The Coca-Cola Co.	37,000	2,190,770
The Procter & Gamble Co.	10,898	1,782,695
Thermo Fisher Scientific, Inc.	5,759	3,842,635
TopBuild Corp. (*)	3,293	908,572
Visa, Inc., Class A	8,826	1,912,682
Warner Music Group Corp., Class A	17,294	746,755
Zoetis, Inc.	13,118	3,201,185
		63,269,288
Total Common Stocks (Cost $68,788,494)		110,122,036

The accompanying notes are an integral part of these financial statements.

84   Annual Report

		Fair
Description	Shares	Value

Lazard Global Equity Select Portfolio (concluded)

Short-Term Investments | 0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $960,483)	960,483	$960,483

Total Investments | 99.6% (Cost $69,748,977)		$111,082,519

Cash and Other Assets in Excess of Liabilities | 0.4%		403,467

Net Assets | 100.0%		$111,485,986

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 91.9%

Australia | 6.1%
Atlas Arteria, Ltd. (^)	49,611,421	$249,880,072
Transurban Group	21,380,512	215,144,035
		465,024,107
Canada | 0.5%
Atco, Ltd., Class I	1,238,031	41,791,315

France | 6.8%
Eutelsat Communications SA (^)	11,681,887	142,933,220
Vinci SA	3,506,991	371,579,030
		514,512,250
Hong Kong | 4.2%
CK Infrastructure Holdings, Ltd.	19,026,500	121,155,222
Power Assets Holdings, Ltd.	31,953,965	199,167,309
		320,322,531
Italy | 23.2%
Atlantia SpA (*)	18,366,085	364,838,601
Hera SpA	54,323,901	225,178,284
Italgas SpA	32,272,345	221,345,110
Snam SpA	97,515,031	586,110,245
Terna-Rete Elettrica Nazionale	45,144,396	364,239,546
		1,761,711,786
Luxembourg | 2.1%
SES SA (^)	20,619,089	163,718,030

Portugal | 0.8%
Redes Energeticas Nacionais SGPS SA	21,082,951	61,128,554

Spain | 8.4%
Ferrovial SA	20,424,871	640,570,331

Switzerland | 1.9%
Flughafen Zuerich AG (*)	809,231	145,690,272

The accompanying notes are an integral part of these financial statements.

86   Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio (continued)

United Kingdom | 18.3%
National Grid PLC	44,435,550	$641,138,096
Pennon Group PLC	3,748,135	59,347,419
Severn Trent PLC	8,570,194	342,265,985
United Utilities Group PLC	23,503,583	346,925,659
		1,389,677,159
United States | 19.6%
Ameren Corp.	1,840,900	163,858,509
Consolidated Edison, Inc.	4,336,455	369,986,341
CSX Corp.	8,034,881	302,111,526
Norfolk Southern Corp.	619,019	184,288,146
NorthWestern Corp.	1,650,672	94,352,412
Pinnacle West Capital Corp.	5,350,404	377,685,018
		1,492,281,952
Total Common Stocks (Cost $6,044,977,300)		6,996,428,287

Short-Term Investments | 8.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $635,937,413)	635,937,413	635,937,413

Total Investments | 100.3% (Cost $6,680,914,713) (»)		$7,632,365,700

Liabilities in Excess of Cash and Other Assets | (0.3)%		(23,477,972)

Net Assets | 100.0%		$7,608,887,728

The accompanying notes are an integral part of these financial statements.

Annual Report   87

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	253,196,990	USD	183,113,329	SCB	03/24/22	$1,137,925	$—
USD	8,729,352	AUD	12,261,497	BNP	03/24/22	—	193,330
USD	119,678,388	AUD	168,234,120	CIT	03/24/22	—	2,745,451
USD	73,708,681	AUD	103,583,804	HSB	03/24/22	—	1,669,173
USD	141,783,266	AUD	199,296,149	MSC	03/24/22	—	3,244,388
USD	145,613,963	AUD	204,626,078	SCB	03/24/22	—	3,292,276
USD	130,655,177	AUD	183,700,548	SSB	03/24/22	—	3,023,569
USD	6,185,159	CAD	7,936,858	BNP	03/24/22	—	88,141
USD	1,741,250	CAD	2,234,353	HSB	03/24/22	—	24,785
USD	12,911,147	CAD	16,568,294	MSC	03/24/22	—	184,449
USD	19,706,199	CAD	25,288,670	SCB	03/24/22	—	281,990
USD	8,430,989	CHF	7,766,416	BNP	03/24/22	—	110,143
USD	10,138,554	CHF	9,316,226	BNP	03/24/22	—	106,984
USD	33,833,052	CHF	31,170,222	HSB	03/24/22	—	446,462
USD	36,637,149	CHF	33,744,646	SCB	03/24/22	—	473,594
USD	45,156,827	CHF	41,595,760	SSB	03/24/22	—	588,193
USD	351,036,297	EUR	311,045,214	BNP	03/24/22	—	3,676,261
USD	243,112,145	EUR	215,416,097	CAN	03/24/22	—	2,546,015
USD	404,063,868	EUR	357,965,120	CIT	03/24/22	—	4,155,637
USD	392,636,311	EUR	347,834,528	HSB	03/24/22	—	4,030,378
USD	387,296,227	EUR	343,204,717	MEL	03/24/22	—	4,090,676
USD	550,788,871	EUR	487,948,432	RBC	03/24/22	—	5,662,181
USD	627,350,776	EUR	555,925,471	SSB	03/24/22	—	6,620,547
USD	169,902,237	GBP	128,608,104	CAN	03/24/22	—	4,115,022
USD	226,281,281	GBP	171,244,886	HSB	03/24/22	—	5,427,025
USD	233,567,863	GBP	176,771,258	MSC	03/24/22	—	5,618,074
USD	361,708,073	GBP	273,732,397	RBC	03/24/22	—	8,674,197
USD	382,041,805	GBP	289,115,687	SSB	03/24/22	—	9,155,312
USD	89,660,856	HKD	699,287,435	BNP	03/24/22	—	32,212
USD	87,252,741	HKD	680,580,106	HSB	03/24/22	—	40,859
USD	38,243,102	HKD	298,311,611	MSC	03/24/22	—	19,395
USD	9,684,613	HKD	75,539,980	SCB	03/24/22	—	4,411
USD	80,836,405	HKD	630,588,624	SSB	03/24/22	—	45,112
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,137,925	$80,386,242

The accompanying notes are an integral part of these financial statements.

88   Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 100.0%

Australia | 1.1%
Rio Tinto PLC	3,004	$198,057

Brazil | 0.6%
Lojas Renner SA	24,022	105,173

Canada | 2.3%
TMX Group, Ltd.	1,525	154,616
Toromont Industries, Ltd.	2,876	260,010
		414,626
China | 2.1%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	1,540	182,937
Tencent Holdings, Ltd.	3,200	187,722
		370,659
Denmark | 1.6%
Genmab A/S (*)	708	283,482

France | 3.1%
Legrand SA	2,293	268,360
Pernod Ricard SA	1,140	274,282
		542,642
Germany | 6.4%
adidas AG	948	273,404
Continental AG (*)	2,427	256,947
Infineon Technologies AG	5,319	246,637
Merck KGaA	1,397	361,171
		1,138,159
Hong Kong | 1.2%
AIA Group, Ltd.	21,000	211,710

India | 1.3%
HDFC Bank, Ltd. ADR	3,524	229,307

The accompanying notes are an integral part of these financial statements.

Annual Report   89

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Japan | 3.8%
BayCurrent Consulting, Inc.	400	$154,109
Digital Garage, Inc.	3,200	136,192
TechnoPro Holdings, Inc.	6,300	191,157
Z Holdings Corp.	33,800	196,140
		677,598
Netherlands | 4.2%
Koninklijke DSM NV	1,321	296,602
Universal Music Group NV	15,917	448,773
		745,375
Portugal | 0.9%
Energias de Portugal SA	29,604	162,388

South Korea | 3.0%
Osstem Implant Co., Ltd. (*)	2,749	328,942
SK Hynix, Inc.	1,760	192,565
		521,507
Spain | 1.2%
Siemens Gamesa Renewable Energy SA (*)	8,939	212,011

Switzerland | 2.4%
ABB, Ltd.	9,319	355,066
Idorsia, Ltd. (*)	3,155	64,274
		419,340
Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	17,000	376,427

United Kingdom | 7.0%
Informa PLC (*)	23,465	163,382
ITV PLC (*)	138,875	207,129
Linde PLC (*)	862	300,280
RELX PLC	15,595	504,560
THG PLC (*)	19,398	60,200
		1,235,551

The accompanying notes are an integral part of these financial statements.

90   Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

United States | 55.7%
Accenture PLC, Class A	846	$350,709
Adaptive Biotechnologies Corp. (*)	1,952	54,773
Adobe, Inc. (*)	678	384,467
Alphabet, Inc., Class A (*)	297	860,421
Amphenol Corp., Class A	3,504	306,460
Analog Devices, Inc.	1,963	345,036
Aon PLC, Class A	1,414	424,992
Applied Materials, Inc.	2,538	399,380
Bank of America Corp.	6,499	289,140
Boston Scientific Corp. (*)	5,975	253,818
CyberArk Software, Ltd. (*)	932	161,497
Danaher Corp.	1,270	417,843
Dollar General Corp.	1,334	314,597
Fidelity National Information Services, Inc.	1,620	176,823
Intercontinental Exchange, Inc.	3,658	500,305
Intuit, Inc.	608	391,078
IQVIA Holdings, Inc. (*)	2,133	601,805
Microsoft Corp.	2,882	969,274
S&P Global, Inc.	1,073	506,381
Synopsys, Inc. (*)	1,135	418,247
The Coca-Cola Co.	4,202	248,800
Thermo Fisher Scientific, Inc.	691	461,063
UnitedHealth Group, Inc.	910	456,947
Visa, Inc., Class A	1,449	314,013
Zoetis, Inc.	1,038	253,303
		9,861,172
Total Common Stocks (Cost $15,323,591)		17,705,184

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $72,523)	72,523	72,523

The accompanying notes are an integral part of these financial statements.

Annual Report   91

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Total Investments | 100.4% (Cost $15,396,114)		$17,777,707

Liabilities in Excess of Cash and Other Assets | (0.4)%		(65,794)

Net Assets | 100.0%		$17,711,913

The accompanying notes are an integral part of these financial statements.

92   Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 100.2%

Australia | 8.1%
ALS Ltd.	781	$7,436
Aristocrat Leisure, Ltd.	435	13,796
ASX, Ltd.	116	7,843
Collins Foods, Ltd.	326	3,172
CSL, Ltd.	125	26,471
Dexus REIT	5,804	46,970
Fortescue Metals Group, Ltd.	1,476	20,711
Inghams Group, Ltd.	2,281	5,810
Newcrest Mining, Ltd.	141	2,514
Nick Scali, Ltd.	530	5,922
Premier Investments, Ltd.	149	3,280
Rio Tinto PLC	604	39,822
Sonic Healthcare, Ltd.	1,008	34,240
West African Resources, Ltd. (*)	5,080	4,889
WiseTech Global, Ltd.	245	10,403
Woolworths Group, Ltd.	320	8,851
		242,130

Austria | 0.1%
Raiffeisen Bank International AG	103	3,029

Belgium | 0.3%
Sofina SA	18	8,851

China | 1.5%
Chow Tai Fook Jewellery Group, Ltd.	6,600	11,871
SITC International Holdings Co., Ltd.	6,000	21,717
VSTECS Holdings, Ltd.	4,000	3,751
Yangzijiang Shipbuilding Holdings, Ltd.	8,500	8,460
		45,799

The accompanying notes are an integral part of these financial statements.

Annual Report   93

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Denmark | 4.2%
AP Moller-Maersk A/S, Class B	7	$25,123
Demant A/S (*)	139	7,051
Novo Nordisk A/S, Class B	785	87,759
Pandora A/S	52	6,472
		126,405

Finland | 0.9%
Nokia oyj. Sponsored ADR (*)	3,465	21,552
Nordea Bank Abp	208	2,533
QT Group Oyj (*)	19	2,855
		26,940

France | 11.1%
Airbus SE (*)	172	21,967
Arkema SA	93	13,117
BioMerieux	46	6,539
BNP Paribas SA	232	16,030
Cie de Saint-Gobain	892	62,744
Cie Generale des Etablissements Michelin SCA	215	35,242
Credit Agricole SA	332	4,742
Eiffage SA	27	2,785
Electricite de France SA	2,529	29,720
Kering SA	54	43,329
L’Oreal SA	66	31,287
La Francaise des Jeux SAEM	381	16,880
Nexity SA	53	2,492
Sanofi	193	19,391
Sartorius Stedim Biotech	7	3,834
Societe Generale SA	206	7,074
Vinci SA	138	14,622
		331,795

Germany | 10.4%
Allianz SE	327	77,309
Bayerische Motoren Werke AG	111	11,186

The accompanying notes are an integral part of these financial statements.

94   Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Covestro AG	402	$24,805
Daimler AG	249	19,121
Daimler Truck Holding AG (*)	124	4,558
Deutsche Bank AG (*)	1,814	22,769
Deutsche Post AG	1,009	64,946
Deutsche Telekom AG	203	3,773
Hapag-Lloyd AG	37	11,637
Merck KGaA	65	16,805
Nemetschek SE	99	12,700
SAP SE	288	41,132
		310,741

Hong Kong | 1.4%
Jardine Matheson Holdings, Ltd.	300	16,515
Kerry Properties, Ltd.	1,500	3,907
Swire Pacific, Ltd., Class A	1,000	5,690
Xinyi Glass Holdings, Ltd.	6,000	15,024
		41,136

Israel | 0.5%
Bank Hapoalim BM	371	3,820
Bank Leumi Le-Israel BM	788	8,467
Perion Network, Ltd. (*)	131	3,151
		15,438

Italy | 2.9%
De’ Longhi SpA	71	2,537
Enel SpA	1,959	15,601
Eni SpA	724	10,008
Reply SpA	60	12,112
UniCredit SpA	2,949	45,396
		85,654

Japan | 22.8%
AGC, Inc.	400	19,093
Ajinomoto Co., Inc.	200	6,081

The accompanying notes are an integral part of these financial statements.

Annual Report   95

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Asahi Kasei Corp.	600	$5,639
Canon, Inc.	500	12,176
Dai-ichi Life Holdings, Inc.	1,800	36,366
Daikin Industries, Ltd.	100	22,685
Daiwa House Industry Co., Ltd.	300	8,628
DCM Holdings Co., Ltd.	600	5,555
EDION Corp.	600	5,597
Electric Power Development Co., Ltd.	1,000	13,275
ENEOS Holdings, Inc.	3,600	13,476
Honda Motor Co., Ltd.	300	8,425
Iida Group Holdings Co., Ltd.	1,100	25,521
Japan Post Bank Co., Ltd.	900	8,255
Japan Post Holdings Co., Ltd.	2,500	19,513
Japan Tobacco, Inc.	2,500	50,406
KDDI Corp.	1,000	29,229
Ki-Star Real Estate Co., Ltd.	100	7,764
Kubota Corp.	400	8,881
Kureha Corp.	100	7,147
Lawson, Inc.	200	9,464
Macnica Fuji Electronics Holdings, Inc.	100	2,393
McDonald’s Holdings Co. Japan, Ltd.	500	22,125
Mitsubishi Electric Corp.	4,600	58,331
Murata Manufacturing Co., Ltd.	100	7,940
NEC Corp.	100	4,617
NH Foods, Ltd.	100	3,599
Nintendo Co., Ltd. ADR	482	28,134
Nippon Telegraph & Telephone Corp.	200	5,468
Nishi-Nippon Financial Holdings, Inc.	500	3,234
Nisshinbo Holdings, Inc.	1,400	10,630
NTT Data Corp.	200	4,288
Okamura Corp.	500	5,577
Olympus Corp.	100	2,297
ORIX Corp.	1,000	20,410
Panasonic Corp.	4,100	45,094
Shimano, Inc. ADR	409	10,937
Shin-Etsu Chemical Co., Ltd.	33	5,715

The accompanying notes are an integral part of these financial statements.

96   Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

SKY Perfect JSAT Holdings, Inc.	1,600	$5,842
Softbank Corp.	2,500	31,613
Sumitomo Chemical Co., Ltd.	3,400	16,022
Sumitomo Mitsui Financial Group, Inc.	100	3,418
Tokyo Electron, Ltd.	100	57,246
ZOZO, Inc.	100	3,114
		681,220

Luxembourg | 0.2%
Eurofins Scientific SE	57	7,057

Netherlands | 8.1%
Adyen NV (*)	7	18,313
ASML Holding NV	100	79,737
Koninklijke Ahold Delhaize NV	237	8,121
NN Group NV	380	20,538
Royal Dutch Shell PLC, A Shares	3,328	73,023
Wolters Kluwer NV	360	42,313
		242,045

New Zealand | 0.1%
Fisher & Paykel Healthcare Corp., Ltd., Class C	129	2,893

Russia | 0.6%
Coca-Cola HBC AG	536	18,479

Singapore | 0.8%
DBS Group Holdings, Ltd.	700	16,948
STMicroelectronics NV	166	8,137
		25,085

South Africa | 0.7%
Anglo American PLC	540	22,104

Spain | 1.8%
Banco Bilbao Vizcaya Argentaria SA	1,608	9,547

The accompanying notes are an integral part of these financial statements.

Annual Report   97

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Banco de Sabadell SA (*)	9,104	$6,036
Iberdrola SA	2,759	32,331
Laboratorios Farmaceuticos Rovi SA	52	4,361
		52,275

Sweden | 2.6%
Getinge AB, B Shares	83	3,605
Husqvarna AB, B Shares	388	6,178
Investor AB B Shares	210	5,252
Lundin Energy AB	163	5,845
Skandinaviska Enskilda Banken AB, Class A	820	11,360
SSAB AB B Shares (*)	1,686	8,454
Swedish Match AB	740	5,880
Telefonaktiebolaget LM Ericsson, B Shares	1,890	20,759
Thule Group AB	96	5,803
Volvo AB, Class B	166	3,827
		76,963

Switzerland | 7.5%
Logitech International SA	138	11,550
Nestle SA	114	15,936
Novartis AG	134	11,768
Partners Group Holding AG	9	14,837
Roche Holding AG	247	102,390
Sensirion Holding AG (*)	43	6,242
Sonova Holding AG	24	9,374
Swissquote Group Holding SA	17	3,731
UBS Group AG	2,732	49,034
		224,862

Taiwan | 0.1%
Sea, Ltd. ADR (*)	17	3,803

The accompanying notes are an integral part of these financial statements.

98   Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

United Kingdom | 10.8%
Barclays PLC	10,948	$27,828
BP PLC Sponsored ADR	333	8,868
Computacenter PLC	87	3,429
Experian PLC	118	5,789
GlaxoSmithKline PLC	3,357	72,995
Halfords Group PLC	585	2,737
HSBC Holdings PLC	1,265	7,655
IMI PLC	142	3,328
Imperial Brands PLC	2,255	49,311
Investec PLC	673	3,657
J Sainsbury PLC	1,995	7,438
Natwest Group PLC	4,651	14,172
Next PLC	147	16,173
RELX PLC	52	1,695
Safestore Holdings PLC REIT	409	7,792
Standard Chartered PLC	3,609	21,812
Unilever PLC	747	40,002
Virgin Money UK PLC (*)	1,115	2,674
Vodafone Group PLC	16,371	24,417
		321,772

United States | 2.7%
International Game Technology PLC	336	9,714
James Hardie Industries PLC	315	12,679
Schneider Electric SE	106	20,781
Spotify Technology SA (*)	38	8,893
Stellantis NV	1,572	29,617
		81,684

Total Common Stocks (Cost $2,655,541)		2,998,160

The accompanying notes are an integral part of these financial statements.

Annual Report   99

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Preferred Stocks | 0.1%

Germany | 0.1%
Draegerwerk AG & Co. KGaA (Cost $2,884)	37	$2,328

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $17,595)	17,595	17,595

Total Investments | 100.9% (Cost $2,676,020)		$3,018,083

Liabilities in Excess of Cash and Other Assets | (0.9)%		(27,954)

Net Assets | 100.0%		$2,990,129

The accompanying notes are an integral part of these financial statements.

100   Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 95.4%

Canada | 3.7%
CAE, Inc. (*)	595,902	$15,032,399
Suncor Energy, Inc.	1,222,086	30,577,510
TMX Group, Ltd.	204,998	20,784,216
		66,394,125

China | 4.7%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	97,455	11,576,679
Autohome, Inc. ADR	338,441	9,977,241
China Longyuan Power Group Corp., Ltd., Class H	7,418,000	17,316,165
ENN Energy Holdings, Ltd.	1,123,000	21,156,136
ESR Cayman, Ltd. (*)	6,689,400	22,642,338
		82,668,559

Denmark | 2.8%
Carlsberg AS, Class B	157,548	27,062,921
Vestas Wind Systems A/S	747,832	22,614,990
		49,677,911

Finland | 2.3%
Nordea Bank Abp	2,212,170	26,940,676
Sampo Oyj, A Shares	275,379	13,738,607
		40,679,283

France | 10.4%
Air Liquide SA	179,786	31,350,429
Capgemini SE	138,618	33,857,476
Engie SA	2,930,694	43,395,077
Pernod Ricard SA	113,892	27,402,145
Sanofi	483,398	48,568,759
		184,573,886

Germany | 9.0%
adidas AG	46,764	13,486,784

The accompanying notes are an integral part of these financial statements.

Annual Report   101

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Continental AG (*)	217,131	$22,987,730
Infineon Technologies AG	508,405	23,574,256
Merck KGaA	135,650	35,070,032
MTU Aero Engines AG	146,460	29,777,673
ProSiebenSat.1 Media SE	773,705	12,352,464
Vonovia SE	406,658	22,454,215
		159,703,154

India | 1.0%
Reliance Industries, Ltd.	558,807	17,791,795

Ireland | 1.3%
Ryanair Holdings PLC Sponsored ADR (*)	220,616	22,575,635

Israel | 1.7%
Bank Leumi Le-Israel BM	2,859,618	30,727,128

Italy | 1.7%
Enel SpA	3,745,379	29,828,069

Japan | 14.8%
Asics Corp.	549,400	12,180,778
Bandai Namco Holdings, Inc.	227,500	17,790,061
Daikin Industries, Ltd.	94,500	21,437,698
Daiwa House Industry Co., Ltd.	842,781	24,238,613
Disco Corp.	55,800	17,053,859
Fujitsu, Ltd.	140,878	24,137,703
Hitachi, Ltd.	421,700	22,842,219
Makita Corp.	504,900	21,436,010
MatsukiyoCocokara & Co.	595,200	21,981,801
Nexon Co., Ltd.	874,482	16,864,129
Shimano, Inc.	93,100	24,742,213
Suzuki Motor Corp.	469,900	18,095,020
Yamaha Corp.	391,300	19,290,209
		262,090,313

The accompanying notes are an integral part of these financial statements.

102   Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Mexico | 0.9%
Arca Continental SAB de CV	2,377,312	$15,154,051

Netherlands | 6.5%
Akzo Nobel NV	239,435	26,356,899
JDE Peet’s NV	275,270	8,481,779
Koninklijke DSM NV	149,673	33,605,779
Universal Music Group NV	667,534	18,820,844
Wolters Kluwer NV	232,865	27,369,905
		114,635,206

Norway | 2.0%
Equinor ASA	619,885	16,355,132
Telenor ASA	1,248,147	19,639,726
		35,994,858

Portugal | 0.9%
Galp Energia SGPS SA	1,726,875	16,745,388

Singapore | 1.3%
DBS Group Holdings, Ltd.	936,120	22,664,634

South Africa | 1.4%
Anglo American PLC	611,933	25,048,180

South Korea | 1.9%
Osstem Implant Co., Ltd. (*)	108,108	12,936,070
SK Hynix, Inc.	197,768	21,638,143
		34,574,213

Spain | 1.4%
Industria de Diseno Textil SA	762,487	24,710,990

Sweden | 1.4%
Sandvik AB	885,438	24,738,989

The accompanying notes are an integral part of these financial statements.

Annual Report   103

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Switzerland | 3.8%
ABB, Ltd.	1,012,278	$38,569,093
Novartis AG	333,857	29,318,084
		67,887,177

United Kingdom | 13.5%
3i Group PLC	1,291,818	25,274,273
Barclays PLC	9,928,045	25,234,947
Compass Group PLC (*)	969,472	21,596,219
Petershill Partners PLC	2,865,778	10,647,185
Prudential PLC	1,060,792	18,292,359
RELX PLC	1,832,048	59,709,492
Smith & Nephew PLC	991,743	17,358,880
Tesco PLC	9,091,669	35,645,137
Unilever PLC	494,184	26,475,614
		240,234,106

United States | 7.0%
Aon PLC, Class A	140,754	42,305,022
BRP, Inc.	159,967	14,011,893
Ferguson PLC	144,177	25,611,719
Medtronic PLC	416,615	43,098,822
		125,027,456

Total Common Stocks (Cost $1,351,572,664)		1,694,125,106

Preferred Stocks | 1.3%

Germany | 1.3%
Volkswagen AG (Cost $19,033,306)	118,454	23,938,298

The accompanying notes are an integral part of these financial statements.

104   Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Short-Term Investments | 3.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $59,248,348)	59,248,348	$59,248,348

Total Investments | 100.0% (Cost $1,429,854,318)		$1,777,311,752

Liabilities in Excess of Cash and Other Assets | 0.0%		(818,057)

Net Assets | 100.0%		$1,776,493,695

The accompanying notes are an integral part of these financial statements.

Annual Report   105

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 93.5%

Brazil | 2.2%
Banco Bradesco SA ADR	238,687	$816,310
Cia de Saneamento Basico do Estado de Sao Paulo	63,900	465,546
Lojas Renner SA	132,848	581,635
		1,863,491

Canada | 1.4%
Suncor Energy, Inc.	45,801	1,145,975

China | 9.1%
Alibaba Group Holding, Ltd. (*)	56,000	838,430
Autohome, Inc. ADR	15,731	463,750
China Longyuan Power Group Corp., Ltd., Class H	562,000	1,311,901
ENN Energy Holdings, Ltd.	69,700	1,313,074
ESR Cayman, Ltd. (*)	271,800	919,991
Ping An Insurance (Group) Co. of China, Ltd., Class H	133,000	958,648
Tencent Holdings, Ltd.	29,500	1,730,565
		7,536,359

Denmark | 2.7%
Carlsberg AS, Class B	7,052	1,211,362
Vestas Wind Systems A/S	34,685	1,048,900
		2,260,262

Finland | 1.3%
Sampo Oyj, A Shares	22,124	1,103,762

France | 10.4%
Air Liquide SA	8,293	1,446,103
Engie SA	118,637	1,756,670
Legrand SA	9,829	1,150,333
Pernod Ricard SA	4,341	1,044,434

The accompanying notes are an integral part of these financial statements.

106   Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Safran SA	9,792	$1,202,641
Sanofi	20,080	2,017,511
		8,617,692

Germany | 4.4%
adidas AG	2,399	691,874
Continental AG (*)	8,946	947,116
Infineon Technologies AG	14,430	669,105
Merck KGaA	5,173	1,337,393
		3,645,488

India | 3.6%
ICICI Bank, Ltd. Sponsored ADR	85,930	1,700,555
Reliance Industries, Ltd.	39,340	1,252,542
		2,953,097

Indonesia | 1.9%
PT Bank Mandiri (Persero) Tbk	1,878,600	925,711
PT Telkom Indonesia (Persero) Tbk ADR	22,255	645,172
		1,570,883

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR (*)	7,979	816,491

Italy | 1.4%
Enel SpA	150,212	1,196,283

Japan | 8.1%
Bandai Namco Holdings, Inc.	11,100	867,999
Daikin Industries, Ltd.	2,900	657,876
Fujitsu, Ltd.	5,100	873,822
Hitachi, Ltd.	15,800	855,838
Makita Corp.	32,300	1,371,327
Shimano, Inc.	5,700	1,514,829
Suzuki Motor Corp.	15,000	577,624
		6,719,315

The accompanying notes are an integral part of these financial statements.

Annual Report   107

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Mexico | 1.5%
Grupo Financiero Banorte SAB de CV, Class O	193,000	$1,253,833

Netherlands | 6.2%
Akzo Nobel NV	11,307	1,244,670
Koninklijke DSM NV	6,700	1,504,338
Universal Music Group NV	41,398	1,167,199
Wolters Kluwer NV	10,245	1,204,151
		5,120,358

Norway | 1.9%
Equinor ASA	30,019	792,025
Telenor ASA	52,727	829,665
		1,621,690

Singapore | 1.2%
DBS Group Holdings, Ltd.	40,500	980,556

South Africa | 1.7%
Anglo American PLC	19,005	777,929
Mr Price Group, Ltd.	48,640	609,008
		1,386,937

South Korea | 3.3%
KB Financial Group, Inc.	17,892	824,739
LG Household & Health Care, Ltd. (*)	598	551,682
SK Hynix, Inc.	12,721	1,391,827
		2,768,248

Spain | 1.2%
Industria de Diseno Textil SA	29,929	969,951

The accompanying notes are an integral part of these financial statements.

108   Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Sweden | 1.5%
Sandvik AB	43,694	$1,220,803

Switzerland | 4.9%
ABB, Ltd.	45,583	1,736,771
Cie Financiere Richemont SA, Class A	5,672	846,961
Novartis AG	17,320	1,520,978
		4,104,710

Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	80,000	1,771,421

United Kingdom | 11.8%
Barclays PLC	323,580	822,471
BP PLC	454,618	2,022,467
Compass Group PLC (*)	51,859	1,155,225
Prudential PLC	34,739	599,041
RELX PLC	74,622	2,432,055
Tesco PLC	406,850	1,595,111
Unilever PLC	21,035	1,126,938
		9,753,308

United States | 8.7%
Accenture PLC, Class A	4,716	1,955,018
Aon PLC, Class A	5,878	1,766,691
Clarivate PLC (*)	28,961	681,163
Ferguson PLC	8,191	1,455,056
Medtronic PLC	13,253	1,371,023
		7,228,951

Total Common Stocks (Cost $64,931,562)		77,609,864

The accompanying notes are an integral part of these financial statements.

Annual Report   109

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Preferred Stocks | 1.2%

Germany | 1.2%
Volkswagen AG (Cost $818,302)	4,915	$993,270

Short-Term Investments | 4.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $3,963,861)	3,963,861	3,963,861

Total Investments | 99.5% (Cost $69,713,725)		$82,566,995

Cash and Other Assets in Excess of Liabilities | 0.5%		380,614

Net Assets | 100.0%		$82,947,609

The accompanying notes are an integral part of these financial statements.

110   Annual Report

Description	Shares	Fair Value

Lazard International Equity Value Portfolio

Common Stocks | 100.3%

Australia | 1.9%
Glencore PLC	10,971	$55,817

Canada | 2.7%
Onex Corp.	1,035	81,232

France | 23.9%
Airbus SE (*)	752	96,041
AXA SA	3,425	102,072
Bollore SA	11,476	64,215
Carrefour SA	5,469	100,238
Sanofi	1,342	134,836
Thales SA	1,062	90,379
Veolia Environnement SA	3,557	130,479
		718,260

Germany | 8.6%
Daimler Truck Holding AG (*)	1,632	59,996
KION Group AG	754	82,831
Siemens AG	665	115,592
		258,419

Italy | 4.3%
UniCredit SpA	8,379	128,985

Japan | 19.0%
AGC, Inc.	1,537	73,363
Bandai Namco Holdings, Inc.	708	55,364
Bridgestone Corp.	1,948	83,819
Nexon Co., Ltd.	3,000	57,854
Sony Group Corp. Sponsored ADR	1,012	127,917
Sumitomo Mitsui Financial Group, Inc.	3,300	112,799
Universal Entertainment Corp. (*)	2,785	59,104
		570,220

The accompanying notes are an integral part of these financial statements.

Annual Report   111

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (continued)

Macau | 2.4%
SJM Holdings, Ltd. (*)	106,306	$71,585

Mexico | 5.2%
Arca Continental SAB de CV	9,937	63,343
Fomento Economico Mexicano SAB de CV Sponsored ADR	1,194	92,786
		156,129

Netherlands | 3.6%
Akzo Nobel NV	973	107,107

Russia | 2.1%
Coca-Cola HBC AG	1,850	63,781

South Korea | 6.0%
Kangwon Land, Inc. (*)	4,066	82,022
SK Square Co., Ltd. (*)	742	41,446
SK Telecom Co., Ltd.	1,147	55,842
		179,310

Spain | 2.7%
Banco Santander SA	24,375	81,357

United Kingdom | 15.1%
3i Group PLC	4,204	82,251
Barclays PLC	44,583	113,320
BP PLC	30,768	136,878
Prudential PLC	4,315	74,408
WH Smith PLC (*)	2,324	46,383
		453,240

United States | 2.8%
Stellantis NV	4,398	83,360

The accompanying notes are an integral part of these financial statements.

112   Annual Report

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (concluded)

Total Common Stocks (Cost $2,848,345)		$3,008,802

Total Investments | 100.3% (Cost $2,848,345)		$3,008,802

Liabilities in Excess of Cash and Other Assets | (0.3)%		(10,124)

Net Assets | 100.0%		$2,998,678

The accompanying notes are an integral part of these financial statements.

Annual Report   113

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio

Common Stocks | 98.3%

Brazil | 1.4%
Banco Bradesco SA ADR	252,602	$863,899

Canada | 7.6%
Dollarama, Inc.	25,565	1,279,513
National Bank of Canada	17,524	1,336,033
Toromont Industries, Ltd.	23,676	2,140,470
		4,756,016

China | 4.7%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	9,918	1,178,159
Tencent Holdings, Ltd.	29,800	1,748,164
		2,926,323

Denmark | 6.7%
Coloplast A/S, Class B	5,804	1,015,377
Demant A/S (*)	28,649	1,453,379
Genmab A/S (*)	4,420	1,769,762
		4,238,518

France | 8.6%
Legrand SA	12,246	1,433,205
LVMH Moet Hennessy Louis Vuitton SE	2,594	2,140,570
Pernod Ricard SA	7,577	1,823,008
		5,396,783

Germany | 4.7%
SAP SE	11,287	1,612,021
Scout24 SE	18,742	1,313,856
		2,925,877

Hong Kong | 1.7%
AIA Group, Ltd.	108,200	1,090,810

The accompanying notes are an integral part of these financial statements.

114   Annual Report

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (continued)

India | 3.0%
HDFC Bank, Ltd. ADR	28,531	$1,856,512

Israel | 1.8%
Check Point Software Technologies, Ltd. (*)	9,787	1,140,773

Japan | 6.6%
Pigeon Corp.	19,500	372,630
Shimano, Inc.	3,200	850,431
SMS Co., Ltd.	36,000	1,411,902
Toei Animation Co., Ltd.	9,300	922,470
Workman Co., Ltd.	11,900	569,017
		4,126,450

Netherlands | 9.5%
ASML Holding NV	4,151	3,309,894
Universal Music Group NV	46,121	1,300,362
Wolters Kluwer NV	11,604	1,363,882
		5,974,138

Norway | 1.6%
Gjensidige Forsikring ASA	40,891	993,191

South Africa | 2.2%
Clicks Group, Ltd.	69,826	1,381,547

South Korea | 1.2%
LG Household & Health Care, Ltd. (*)	848	782,318

Spain | 1.9%
Industria de Diseno Textil SA	37,317	1,209,385

Sweden | 5.2%
Assa Abloy AB, Class B	54,184	1,645,998
Hexagon AB, B Shares	103,646	1,631,757
		3,277,755

The accompanying notes are an integral part of these financial statements.

Annual Report   115

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (continued)

Switzerland | 4.1%
Partners Group Holding AG	1,569	$2,586,523

Taiwan | 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.Sponsored ADR	19,739	2,374,799

United Kingdom | 16.7%
Dechra Pharmaceuticals PLC	19,291	1,390,320
Diageo PLC	32,985	1,798,109
Intertek Group PLC	17,673	1,343,916
London Stock Exchange Group PLC	12,214	1,143,206
Prudential PLC	59,848	1,032,022
RELX PLC	68,621	2,220,163
Unilever PLC	29,489	1,579,153
		10,506,889

United States | 5.3%
Aon PLC, Class A	7,277	2,187,175
BRP, Inc.	13,392	1,173,037
		3,360,212

Total Common Stocks (Cost $58,299,469)		61,768,718

Short-Term Investments | 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,047,573)	1,047,573	1,047,573

The accompanying notes are an integral part of these financial statements.

116   Annual Report

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (concluded)

Total Investments | 100.0% (Cost $59,347,042)		$62,816,291

Liabilities in Excess of Cash and Other Assets | 0.0%		(15,085)

Net Assets l 100.0%		$62,801,206

The accompanying notes are an integral part of these financial statements.

Annual Report   117

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 99.5%

Australia | 4.2%
Ansell, Ltd.	11,303	$258,832
AUB Group, Ltd.	15,121	283,507
GUD Holdings, Ltd.	37,620	311,299
SmartGroup Corp., Ltd.	45,710	258,040
		1,111,678

Austria | 1.5%
BAWAG Group AG	6,365	391,431

Belgium | 1.9%
Fagron	9,014	151,705
Shurgard Self Storage SA	5,359	350,817
		502,522

Canada | 3.7%
Dream Industrial Real Estate Investment Trust	18,929	257,684
Stelco Holdings, Inc.	16,204	528,028
The Descartes Systems Group, Inc. (*)	2,389	197,587
		983,299

China | 1.8%
ESR Cayman, Ltd. (*)	65,200	220,689
Nexteer Automotive Group, Ltd.	215,000	266,933
		487,622

Denmark | 1.4%
Royal Unibrew A/S	3,370	380,058

Finland | 2.8%
Anora Group Oyj	18,210	225,093
Kemira Oyj	16,032	241,878
Kojamo Oyj	11,782	284,754
		751,725

The accompanying notes are an integral part of these financial statements.

118   Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

France | 1.3%
Gaztransport Et Technigaz SA	3,591	$335,921

Germany | 14.3%
Aroundtown SA	39,194	237,392
Bike24 Holding AG	9,587	167,966
Cherry AG	6,049	171,411
CompuGroup Medical SE & Co. KgaA	3,059	247,523
Covestro AG	7,134	440,203
CTS Eventim AG & Co. KGaA (*)	3,451	253,212
Dermapharm Holding SE	5,242	532,878
FlatexDEGIRO AG (*)	17,415	401,025
Friedrich Vorwerk Group SE	2,498	80,928
JOST Werke AG	5,883	331,522
LEG Immobilien SE	2,322	324,361
Sirius Real Estate, Ltd.	181,317	347,068
Stabilus SA	3,296	242,131
		3,777,620

Greece | 1.3%
JUMBO SA	13,659	195,840
Terna Energy SA	10,208	157,916
		353,756

Ireland | 1.0%
Dalata Hotel Group PLC (*)	63,384	267,941

Israel | 1.0%
Strauss Group, Ltd.	8,736	272,219

Italy | 6.2%
Ariston Holding NV	20,984	242,247
Banca Generali SpA	6,604	289,296

The accompanying notes are an integral part of these financial statements.

Annual Report   119

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Italgas SpA	59,449	$407,741
Stevanato Group SpA	13,736	308,373
Tinexta Spa	9,101	392,242
		1,639,899

Japan | 23.5%
Ariake Japan Co., Ltd.	4,600	249,553
ARTERIA Networks Corp.	18,400	247,156
Bell System24 Holdings, Inc.	22,500	244,722
Daiseki Co., Ltd.	7,720	342,986
Digital Garage, Inc.	5,500	234,080
DTS Corp.	10,100	221,641
GMO internet, Inc.	7,300	171,222
Hulic Co., Ltd.	28,800	273,436
Industrial & Infrastructure Fund Investment Corp. REIT	134	258,704
JAFCO Group Co., ltd.	4,900	282,037
MatsukiyoCocokara & Co.	6,800	251,136
Nippon Shinyaku Co., Ltd.	3,500	243,248
Open House Co., Ltd.	5,200	272,541
Pigeon Corp.	13,300	254,153
Relo Group, Inc.	13,700	247,639
Roland Corp.	7,100	242,594
Rorze Corp.	2,400	257,169
Ryohin Keikaku Co., Ltd.	14,900	227,223
Seria Co., Ltd.	8,500	246,433
TechnoPro Holdings, Inc.	11,035	334,829
Trend Micro, Inc.	5,300	293,180
Trusco Nakayama Corp.	10,600	251,684
USS Co., Ltd.	16,100	251,401
Zenkoku Hosho Co., Ltd.	7,642	332,885
		6,231,652

The accompanying notes are an integral part of these financial statements.

120   Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Jersey | 2.0%
JTC PLC	42,342	$524,932

Netherlands | 5.7%
Aalberts NV	7,108	467,683
Arcadis NV	10,056	485,840
ASM International NV	700	307,390
Van Lanschot Kempen NV	9,772	244,276
		1,505,189

New Zealand | 1.0%
Freightways, Ltd.	31,362	275,901

Norway | 1.4%
Crayon Group Holding ASA (*)	18,080	374,894

Singapore | 0.8%
XP Power, Ltd.	3,202	221,202

Spain | 2.6%
Bankinter SA	86,062	436,380
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	135,944	247,414
		683,794

Sweden | 3.9%
Byggfakta Group Nordic Holdco AB	32,435	233,128
Lindab International AB	10,642	378,414
Nordnet AB publ	6,638	127,484
Synsam AB	35,003	298,270
		1,037,296

United Kingdom | 15.1%
Ascential PLC (*)	30,036	163,355
Auto Trader Group PLC	29,367	293,548
Britvic PLC	18,386	228,895

The accompanying notes are an integral part of these financial statements.

Annual Report   121

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Bytes Technology Group PLC	26,432	$202,673
ConvaTec Group PLC	96,839	252,966
Electrocomponents PLC	21,383	348,065
Genuit Group. PLC	45,591	361,173
JD Sports Fashion PLC (*)	131,142	385,312
Jet2 PLC (*)	18,486	277,836
Life Science REIT PLC	196,650	269,503
Marlowe PLC (*)	15,745	217,060
Pennon Group PLC	5,790	91,678
Smart Metering Systems PLC	21,253	241,666
Synthomer PLC	73,506	397,433
Weir Group PLC	11,351	261,871
		3,993,034

United States | 1.1%
BRP, Inc.	3,208	280,996

Total Common Stocks (Cost $21,861,275)		26,384,581

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $104,224)	104,224	104,224

Total Investments | 99.9% (Cost $21,965,499)		$26,488,805

Cash and Other Assets in Excess of Liabilities | 0.1%		21,893

Net Assets | 100.0%		$26,510,698

The accompanying notes are an integral part of these financial statements.

122   Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.4%

Australia | 1.8%
Rio Tinto PLC	1,727,889	$113,921,796

Brazil | 0.5%
Lojas Renner SA	7,194,412	31,498,575

Canada | 7.8%
CAE, Inc. (*)	6,186,752	156,068,822
National Bank of Canada	1,915,330	146,025,080
Suncor Energy, Inc.	4,511,747	112,887,302
TMX Group, Ltd.	744,599	75,492,962
		490,474,166

China | 5.4%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	303,397	36,040,530
China Longyuan Power Group Corp., Ltd., Class H	38,344,000	89,508,091
ESR Cayman, Ltd. (*)	29,220,400	98,905,460
Ming Yang Smart Energy Group, Ltd., Class A	18,499,879	75,752,864
Ping An Bank Co., Ltd., Class A	16,173,482	41,820,191
		342,027,136

Denmark | 3.7%
Carlsberg AS, Class B	897,463	154,162,349
Genmab A/S (*)	191,008	76,479,361
		230,641,710

Finland | 1.8%
Sampo Oyj, A Shares	2,244,854	111,995,343

France | 8.3%
Engie SA	9,676,554	143,281,697
Pernod Ricard SA	577,206	138,874,394
Safran SA	553,106	67,931,763
Sanofi	1,750,509	175,880,019
		525,967,873

The accompanying notes are an integral part of these financial statements.

Annual Report   123

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Germany | 6.4%
adidas AG	307,175	$88,589,575
Continental AG (*)	974,455	103,165,872
Infineon Technologies AG	2,531,694	117,392,241
Vonovia SE	1,738,547	95,996,408
		405,144,096

India | 1.1%
Housing Development Finance Corp., Ltd.	2,063,552	71,481,224

Ireland | 1.5%
Ryanair Holdings PLC Sponsored ADR (*)	914,353	93,565,742

Israel | 2.7%
Bank Leumi Le-Israel BM	15,539,792	166,977,960

Italy | 1.4%
Enel SpA	11,325,022	90,192,083

Japan | 12.5%
BayCurrent Consulting, Inc.	197,200	75,975,526
Daikin Industries, Ltd.	593,400	134,615,131
Demae-Can Co., Ltd. (*)	3,138,300	25,014,211
Kobe Bussan Co., Ltd.	1,807,400	69,925,975
Makita Corp.	3,673,491	155,961,554
Shimano, Inc.	457,800	121,664,716
Suzuki Motor Corp.	1,850,072	71,243,008
Tokyo Electron, Ltd.	118,400	67,778,685
Yamaha Corp.	1,299,272	64,051,185
		786,229,991

Mexico | 1.2%
Arca Continental SAB de CV	11,808,700	75,273,938

The accompanying notes are an integral part of these financial statements.

124   Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Netherlands | 3.9%
Akzo Nobel NV	1,064,938	$117,227,906
Universal Music Group NV	4,482,399	126,379,377
		243,607,283

South Korea | 0.4%
NHN KCP Corp. (*)	1,105,279	28,210,322

Spain | 4.4%
Bankinter SA	12,002,661	60,859,881
Industria de Diseno Textil SA	3,777,328	122,417,188
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	12,002,661	21,844,485
Siemens Gamesa Renewable Energy SA (*)	2,992,256	70,968,987
		276,090,541

Sweden | 1.8%
Hexagon AB, B Shares	4,631,543	72,916,951
Volvo Car AB, Class B	4,616,718	39,350,570
		112,267,521

Switzerland | 4.9%
ABB, Ltd.	4,708,436	179,397,463
Idorsia, Ltd. (*)	910,834	18,555,504
Julius Baer Group, Ltd.	1,668,068	111,469,623
		309,422,590

Taiwan | 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,354,000	52,124,048

United Kingdom | 15.0%
Coca-Cola European Partners PLC	2,984,603	166,282,859
Compass Group PLC (*)	4,746,569	105,735,848
Informa PLC (*)	15,768,784	109,794,618
Linde PLC (*)	367,009	127,848,435

The accompanying notes are an integral part of these financial statements.

Annual Report   125

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Petershill Partners PLC	10,489,785	$38,972,553
Prudential PLC	3,704,108	63,873,855
RELX PLC	8,055,272	262,534,717
Smith & Nephew PLC	2,307,517	40,389,406
THG PLC (*)	9,837,200	30,528,824
		945,961,115

United States | 9.1%
Accenture PLC, Class A	387,280	160,546,924
Aon PLC, Class A	726,956	218,493,895
BRP, Inc.	692,402	60,649,150
Medtronic PLC	1,277,596	132,167,306
		571,857,275

Total Common Stocks (Cost $4,662,209,733)		6,074,932,328

Preferred Stocks | 1.7%

Brazil | 0.5%
Banco Bradesco SA (Cost $43,280,455)	9,104,040	31,404,625

Germany | 1.2%
Volkswagen AG (Cost $64,862,512)	373,981	75,577,596

Total Preferred Stocks (Cost $108,142,967)		106,982,221

Short-Term Investments | 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $105,564,286)	105,564,286	105,564,286

The accompanying notes are an integral part of these financial statements.

126   Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Total Investments | 99.8% (Cost $4,875,916,986)		$6,287,478,835

Cash and Other Assets in Excess of Liabilities l 0.2%		11,414,115

Net Assets | 100.0%		$6,298,892,950

The accompanying notes are an integral part of these financial statements.

Annual Report   127

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 100.8%

Australia | 2.2%
Charter Hall Long Wale REIT	20,515	$75,385
CSL, Ltd.	658	139,341
Dexus REIT	15,768	127,605
Rio Tinto PLC	3,997	263,527
Shopping Centres Australasia Property Group REIT	35,844	77,479
		683,337

Belgium | 1.4%
Ageas SA	1,607	83,311
Proximus SADP	4,723	92,099
UCB SA	636	72,680
Warehouses De Pauw CVA REIT	3,618	173,790
		421,880

Canada | 5.9%
Empire Co., Ltd., Class A	5,899	179,728
Hydro One, Ltd.	7,048	183,367
Loblaw Cos., Ltd.	5,849	479,221
Metro, Inc.	7,830	416,708
Quebecor, Inc., Class B	10,402	234,774
Thomson Reuters Corp.	2,817	336,873
		1,830,671

China | 0.2%
indie Semiconductor, Inc. Class A (*)	6,482	77,719

Denmark | 1.7%
Novo Nordisk A/S, Class B	4,876	545,111

France | 1.4%
Cie Generale des Etablissements Michelin SCA	487	79,828
Hermes International	52	90,801

The accompanying notes are an integral part of these financial statements.

128   Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

La Francaise des Jeux SAEM	1,703	$75,453
Orange SA	17,656	189,150
		435,232

Israel | 0.5%
Bank Leumi Le-Israel BM	8,074	86,757
Bezeq The Israeli Telecommunication Corp., Ltd. (*)	40,017	66,178
		152,935

Japan | 11.5%
Advance Residence Investment Corp. REIT	27	89,340
Ajinomoto Co., Inc.	2,400	72,968
Chubu Electric Power Co., Inc.	8,200	86,577
Daito Trust Construction Co., Ltd.	600	68,547
Daiwa House Industry Co., Ltd.	4,200	120,793
Daiwa Securities Living Investments Corp. REIT	94	96,783
DCM Holdings Co., Ltd.	8,500	78,702
Electric Power Development Co., Ltd.	18,000	238,958
FUJIFILM Holdings Corp.	1,800	133,432
Japan Post Bank Co., Ltd.	38,200	350,372
Japan Post Holdings Co., Ltd.	30,600	238,835
Japan Real Estate Investment Corp.	23	130,570
KDDI Corp.	12,000	350,747
Kyushu Electric Power Co., Inc.	15,000	111,934
Lawson, Inc.	1,900	89,911
McDonald’s Holdings Co. Japan, Ltd.	7,500	331,877
Nippon Express Co., Ltd. (‡)	2,500	150,178
Nippon Telegraph & Telephone Corp.	3,800	103,899
Osaka Gas Co., Ltd.	11,300	187,117
Rengo Co., Ltd.	10,700	80,930
The Hachijuni Bank, Ltd.	21,700	74,087
Tohoku Electric Power Co., Inc.	19,200	136,496
Tokyo Gas Co., Ltd.	11,700	210,298
Yamazaki Baking Co., Ltd.	4,600	61,106
		3,594,457

The accompanying notes are an integral part of these financial statements.

Annual Report   129

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Netherlands | 1.7%
ASML Holding NV	102	$81,332
Flow Traders	1,452	53,259
Royal Dutch Shell PLC, A Shares	4,881	107,098
Wolters Kluwer NV	2,511	295,132
		536,821

New Zealand | 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	3,398	76,201
Mainfreight, Ltd.	1,119	72,012
		148,213

Norway | 0.8%
Orkla ASA	18,620	186,692
Telenor ASA	4,173	65,663
		252,355

South Africa | 0.2%
Anglo American PLC	1,609	65,861

Spain | 0.1%
Corporacion Financiera Alba SA	428	24,976

Sweden | 1.0%
Axfood AB	5,462	157,039
Telefonaktiebolaget LM Ericsson, B Shares	13,637	149,786
		306,825

Switzerland | 3.7%
PSP Swiss Property AG	1,484	184,735
Roche Holding AG	1,435	594,858
Swisscom AG	526	296,739
Tecan Group AG	140	85,131
		1,161,463

The accompanying notes are an integral part of these financial statements.

130   Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

United Kingdom | 3.4%
AstraZeneca PLC Sponsored ADR	1,213	$70,657
BP PLC	14,609	64,991
Genus PLC	1,150	76,724
GlaxoSmithKline PLC	6,339	137,836
Howden Joinery Group PLC	6,512	79,242
HSBC Holdings PLC (*)	24,729	149,638
Imperial Brands PLC	4,320	94,467
J Sainsbury PLC	40,689	151,707
National Grid PLC	9,505	137,143
Rightmove PLC	7,578	81,373
		1,043,778

United States | 64.6%
Accenture PLC, Class A	467	193,595
Activision Blizzard, Inc.	1,461	97,200
Acushnet Holdings Corp.	1,391	73,834
Adobe, Inc. (*)	213	120,784
Agilent Technologies, Inc.	624	99,622
Akamai Technologies, Inc. (*)	606	70,926
Alphabet, Inc., Class C (*)	70	202,551
Amdocs, Ltd.	1,067	79,854
AMERCO	159	115,471
Ameren Corp.	1,081	96,220
American Electric Power Co., Inc.	1,705	151,694
AmerisourceBergen Corp.	776	103,123
Amgen, Inc.	400	89,988
AMN Healthcare Services, Inc. (*)	1,140	139,456
Aon PLC, Class A	732	220,010
Automatic Data Processing, Inc.	482	118,852
AutoZone, Inc. (*)	71	148,844
Becton, Dickinson & Co.	482	121,213
Bio-Rad Laboratories, Inc., Class A (*)	125	94,446
BJ’s Wholesale Club Holdings, Inc. (*)	1,217	81,502
Booz Allen Hamilton Holding Corp.	2,549	216,130
Bristol-Myers Squibb Co.	1,440	89,784

The accompanying notes are an integral part of these financial statements.

Annual Report   131

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Cable One, Inc.	36	$63,484
Cadence Design Systems, Inc. (*)	808	150,571
Caterpillar, Inc.	358	74,013
Cboe Global Markets, Inc.	1,366	178,126
Cerner Corp.	1,022	94,913
CF Industries Holdings, Inc.	1,340	94,845
Charter Communications, Inc., Class A (*)	213	138,870
Chemed Corp.	203	107,395
Chubb, Ltd.	489	94,529
Church & Dwight Co., Inc.	988	101,270
Cigna Corp.	316	72,563
Cirrus Logic, Inc. (*)	914	84,106
Citrix Systems, Inc.	925	87,496
Cognizant Technology Solutions Corp., Class A	964	85,526
Colgate-Palmolive Co.	5,903	503,762
Comcast Corp., Class A	2,772	139,515
Corteva, Inc.	2,933	138,672
CorVel Corp. (*)	378	78,624
Costco Wholesale Corp.	305	173,148
Coterra Energy, Inc.	12,974	246,506
Crown Castle International Corp. REIT	505	105,414
CVS Health Corp.	1,277	131,735
Deere & Co.	182	62,406
DocuSign, Inc. (*)	641	97,631
Dolby Laboratories, Inc., Class A	1,292	123,024
Dollar General Corp.	997	235,122
Domino’s Pizza, Inc.	195	110,044
DTE Energy Co.	637	76,147
Electronic Arts, Inc.	534	70,435
Eli Lilly & Co.	985	272,077
Evergy, Inc.	2,009	137,837
Exlservice Holdings, Inc. (*)	783	113,355
Extra Space Storage, Inc. REIT	701	158,938
FactSet Research Systems, Inc.	254	123,447
Flowers Foods, Inc.	7,604	208,882
FOX Corp., Class B	1,956	67,032

The accompanying notes are an integral part of these financial statements.

132   Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

General Mills, Inc.	2,911	$196,143
Gilead Sciences, Inc.	2,281	165,623
Grand Canyon Education, Inc. (*)	949	81,339
Haemonetics Corp. (*)	1,051	55,745
Home Depot, Inc.	170	70,552
Hormel Foods Corp.	1,450	70,774
IDEXX Laboratories, Inc. (*)	231	152,104
Incyte Corp. (*)	1,080	79,272
Ingles Markets, Inc., Class A	1,080	93,247
Intel Corp.	5,784	297,876
Intercontinental Exchange, Inc.	1,484	202,967
Jack Henry & Associates, Inc.	890	148,621
John Wiley & Sons, Inc., Class A	1,875	107,381
Johnson & Johnson	2,284	390,724
Kellogg Co.	1,435	92,443
Keysight Technologies, Inc. (*)	1,113	229,846
KLA Corp.	227	97,635
Laureate Education, Inc., Class A	6,597	80,747
Life Storage, Inc. REIT	1,084	166,047
Lockheed Martin Corp.	515	183,036
Markel Corp. (*)	61	75,274
Match Group, Inc. (*)	704	93,104
Matson, Inc.	1,056	95,072
McDonald’s Corp.	1,390	372,617
Merck & Co., Inc.	1,012	77,560
Mettler-Toledo International, Inc. (*)	43	72,980
Microsoft Corp.	734	246,859
Monolithic Power Systems, Inc.	217	107,053
Motorola Solutions, Inc.	730	198,341
Neurocrine Biosciences, Inc. (*)	1,078	91,813
New Jersey Resources Corp.	1,940	79,656
NewMarket Corp.	196	67,173
Northrop Grumman Corp.	236	91,349
Omnicom Group, Inc.	1,633	119,650
Oracle Corp.	641	55,902
OSI Systems, Inc. (*)	744	69,341

The accompanying notes are an integral part of these financial statements.

Annual Report   133

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Paychex, Inc.	1,287	$175,675
PepsiCo, Inc.	1,935	336,129
Portland General Electric Co.	1,450	76,734
Premier, Inc., Class A	2,115	87,075
Public Storage REIT	692	259,195
QUALCOMM, Inc.	514	93,995
Quest Diagnostics, Inc.	503	87,024
Quidel Corp. (*)	637	85,989
Republic Services, Inc.	3,320	462,974
ResMed, Inc.	507	132,063
Ross Stores, Inc.	640	73,139
S&P Global, Inc.	259	122,230
SBA Communications Corp. REIT	514	199,956
Service Corp. International	4,305	305,612
Sirius XM Holdings, Inc.	12,119	76,956
SLM Corp.	3,972	78,129
Southwest Gas Holdings, Inc. (*)	1,692	118,525
Synopsys, Inc. (*)	510	187,935
Target Corp.	352	81,467
Texas Instruments, Inc.	378	71,242
The Hartford Financial Services Group, Inc.	1,321	91,202
The Hershey Co.	1,826	353,276
The Interpublic Group of Cos., Inc.	2,417	90,517
The J.M. Smucker Co.	568	77,146
The Kroger Co.	1,852	83,822
The New York Times Co. Class A	1,443	69,697
The Procter & Gamble Co.	3,103	507,589
The TJX Cos., Inc.	1,058	80,323
Thermo Fisher Scientific, Inc.	442	294,920
Tractor Supply Co.	445	106,177
Tyler Technologies, Inc. (*)	167	89,838
Tyson Foods, Inc., Class A	1,298	113,134
United Therapeutics Corp. (*)	658	142,181
UnitedHealth Group, Inc.	209	104,947
Verizon Communications, Inc.	9,055	470,498
Vertex Pharmaceuticals, Inc. (*)	818	179,633

The accompanying notes are an integral part of these financial statements.

134   Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Virtu Financial, Inc., Class A	5,281	$152,251
Visa, Inc., Class A	441	95,569
Vista Outdoor, Inc. (*)	2,320	106,882
VMware, Inc., Class A	589	68,253
Walmart, Inc.	2,846	411,788
Washington Federal, Inc.	2,086	69,631
Watts Water Technologies, Inc., Class A	638	123,880
WD-40 Co.	693	169,535
WEC Energy Group, Inc.	1,264	122,696
ZipRecruiter, Inc., Class A (*)	3,000	74,820
Zoetis, Inc.	1,401	341,886
		20,106,560

Total Common Stocks (Cost $28,246,721)		31,388,194

Short-Term Investments | 0.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $202,828)	202,828	202,828

Total Investments | 101.5% (Cost $28,449,549)		$31,591,022

Liabilities in Excess of Cash and Other Assets | (1.5)%		(463,446)

Net Assets | 100.0%		$31,127,576

The accompanying notes are an integral part of these financial statements.

Annual Report   135

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 99.0%

Building Products | 2.5%
Armstrong World Industries, Inc.	434,652	$50,471,790

Capital Markets | 9.1%
Intercontinental Exchange, Inc.	688,945	94,227,008
S&P Global, Inc.	181,272	85,547,695
		179,774,703

Commercial Services & Supplies | 4.9%
Waste Management, Inc.	578,253	96,510,426

Construction Materials | 3.6%
Vulcan Materials Co.	342,522	71,100,717

Distributors | 4.2%
LKQ Corp.	1,396,463	83,829,674

Electronic Equipment, Instruments & Components | 1.3%
CDW Corp.	125,909	25,783,645

Entertainment | 0.6%
Electronic Arts, Inc.	85,173	11,234,319

Equity Real Estate Investment Trusts (REITs) | 10.2%
Crown Castle International Corp. REIT	481,756	100,561,747
Public Storage REIT	272,205	101,957,105
		202,518,852

Food & Staples Retailing | 6.8%
Sysco Corp.	1,713,655	134,607,600

Health Care Equipment & Supplies | 7.2%
Medtronic PLC	1,374,630	142,205,473

The accompanying notes are an integral part of these financial statements.

136   Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (continued)

Interactive Media & Services | 7.1%
Alphabet, Inc., Class A (*)	48,626	$140,871,467

IT Services | 12.8%
Fiserv, Inc. (*)	1,369,298	142,119,439
LiveRamp Holdings, Inc. (*)	583,158	27,962,426
VeriSign, Inc. (*)	126,700	32,158,994
Visa, Inc., Class A	241,028	52,233,178
		254,474,037

Life Sciences Tools & Services | 2.0%
Sotera Health Co. (*)	1,701,198	40,063,213

Machinery | 3.1%
Otis Worldwide Corp.	693,667	60,397,586

Multiline Retail | 5.0%
Dollar Tree, Inc. (*)	699,664	98,316,785

Professional Services | 2.4%
Verisk Analytics, Inc., Class A	211,282	48,326,532

Road & Rail | 1.9%
Norfolk Southern Corp.	124,999	37,213,452

Semiconductors & Semiconductor Equipment | 11.1%
Analog Devices, Inc.	720,929	126,717,691
Skyworks Solutions, Inc.	604,873	93,839,997
		220,557,688

Specialty Retail | 3.2%
Lowe’s Cos., Inc.	243,003	62,811,415

Total Common Stocks (Cost $1,252,932,663)		1,961,069,374

The accompanying notes are an integral part of these financial statements.

Annual Report   137

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (concluded)

Short-Term Investments | 1.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $20,160,204)	20,160,204	$20,160,204

Total Investments | 100.0% (Cost $1,273,092,867)		$1,981,229,578

Cash and Other Assets in Excess of Liabilities | 0.0%		372,677

Net Assets l 100.0%		$1,981,602,255

The accompanying notes are an integral part of these financial statements.

138   Annual Report

		Fair
Description	Shares	Value

Lazard US Equity Focus Portfolio

Common Stocks | 97.8%

Auto Components | 1.1%
Aptiv PLC (*)	5,445	$898,153

Banks | 5.3%
Bank of America Corp.	75,770	3,371,007
Commerce Bancshares, Inc.	13,029	895,614
		4,266,621

Capital Markets | 4.5%
Intercontinental Exchange, Inc.	26,397	3,610,318

Commercial Services & Supplies | 4.3%
Waste Management, Inc.	20,708	3,456,165

Communications Equipment | 3.0%
Cisco Systems, Inc.	38,390	2,432,774

Consumer Finance | 4.0%
American Express Co.	19,847	3,246,969

Food & Staples Retailing | 2.7%
Sysco Corp.	27,403	2,152,506

Health Care Equipment & Supplies | 4.6%
Medtronic PLC	35,845	3,708,165

Health Care Providers & Services | 1.5%
Humana, Inc.	2,577	1,195,367

Hotels, Restaurants & Leisure | 5.7%
McDonald’s Corp.	12,705	3,405,830
Starbucks Corp.	9,889	1,156,716
		4,562,546

The accompanying notes are an integral part of these financial statements.

Annual Report   139

		Fair
Description	Shares	Value

Lazard US Equity Focus Portfolio (continued)

Industrial Conglomerates | 3.4%
Honeywell International, Inc.	13,262	$2,765,260

Insurance | 4.2%
Marsh & McLennan Cos., Inc.	19,569	3,401,484

Interactive Media & Services | 7.2%
Alphabet, Inc., Class A (*)	2,000	5,794,080

Internet & Direct Marketing Retail | 4.2%
Amazon.com, Inc. (*)	999	3,331,006

IT Services | 4.6%
Visa, Inc., Class A	17,135	3,713,326

Life Sciences Tools & Services | 7.2%
Danaher Corp.	10,984	3,613,846
IQVIA Holdings, Inc. (*)	7,712	2,175,863
		5,789,709

Multiline Retail | 3.5%
Dollar General Corp.	11,841	2,792,463

Pharmaceuticals | 4.9%
Johnson & Johnson	23,119	3,954,967

Road & Rail | 4.2%
Norfolk Southern Corp.	11,289	3,360,848

Semiconductors & Semiconductor Equipment | 4.5%
Analog Devices, Inc.	20,559	3,613,655

Software | 9.4%
Microsoft Corp.	17,848	6,002,639
salesforce.com, Inc. (*)	5,983	1,520,460
		7,523,099

The accompanying notes are an integral part of these financial statements.

140   Annual Report

		Fair
Description	Shares	Value

Lazard US Equity Focus Portfolio (concluded)

Specialty Retail | 3.8%
Lowe’s Cos., Inc.	11,853	$3,063,763

Total Common Stocks (Cost $48,914,127)		78,633,244

Short-Term Investments | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,705,866)	1,705,866	1,705,866

Total Investments | 99.9% (Cost $50,619,993)		$80,339,110

Cash and Other Assets in Excess of Liabilities | 0.1%		49,799

Net Assets l 100.0%		$80,388,909

The accompanying notes are an integral part of these financial statements.

Annual Report   141

		Fair
Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 97.6%

Aerospace & Defense | 2.1%
Curtiss-Wright Corp.	10,407	$1,443,139
HEICO Corp.	5,360	773,019
		2,216,158

Airlines | 1.2%
Alaska Air Group, Inc. (*)	24,482	1,275,512

Auto Components | 0.5%
Gentherm, Inc. (*)	6,176	536,694

Banks | 8.4%
Commerce Bancshares, Inc.	24,302	1,670,519
East West Bancorp, Inc.	23,561	1,853,779
Home BancShares, Inc.	72,888	1,774,823
Pinnacle Financial Partners, Inc.	19,850	1,895,675
Prosperity Bancshares, Inc.	23,062	1,667,383
		8,862,179

Biotechnology | 2.9%
Exelixis, Inc. (*)	67,994	1,242,930
United Therapeutics Corp. (*)	8,588	1,855,695
		3,098,625

Building Products | 4.4%
Armstrong World Industries, Inc.	13,537	1,571,917
Carlisle Cos., Inc.	5,558	1,379,051
PGT Innovations, Inc. (*)	76,898	1,729,436
		4,680,404

Capital Markets | 1.4%
Morningstar, Inc.	4,383	1,498,942

The accompanying notes are an integral part of these financial statements.

142   Annual Report

		Fair
Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Chemicals | 2.0%
Ashland Global Holdings, Inc.	9,676	$1,041,718
Ingevity Corp. (*)	14,853	1,064,960
		2,106,678

Communications Equipment | 2.7%
Ciena Corp. (*)	21,989	1,692,494
F5, Inc. (*)	4,944	1,209,846
		2,902,340

Construction & Engineering | 0.7%
Valmont Industries, Inc.	2,802	701,901

Construction Materials | 1.1%
Eagle Materials, Inc.	6,792	1,130,596

Containers & Packaging | 2.3%
Avery Dennison Corp.	5,106	1,105,806
Graphic Packaging Holding Co.	71,139	1,387,211
		2,493,017

Electrical Equipment | 4.2%
Array Technologies, Inc. (*)	55,840	876,130
Atkore, Inc. (*)	11,349	1,261,895
EnerSys	12,504	988,566
GrafTech International, Ltd.	108,531	1,283,922
		4,410,513

Energy Equipment & Services | 2.1%
Cactus, Inc., Class A	33,328	1,270,797
Liberty Oilfield Services, Inc., Class A (*)	96,450	935,565
		2,206,362

Entertainment | 1.3%
Take-Two Interactive Software, Inc. (*)	7,547	1,341,253

The accompanying notes are an integral part of these financial statements.

Annual Report   143

		Fair
Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Equity Real Estate Investment Trusts (REITs) | 8.1%
Alexandria Real Estate Equities, Inc.	6,690	$1,491,602
Brixmor Property Group, Inc.	55,439	1,408,705
Camden Property Trust	7,564	1,351,536
Hudson Pacific Properties, Inc.	53,753	1,328,237
PS Business Parks, Inc.	9,685	1,783,686
Summit Hotel Properties, Inc. (*)	125,679	1,226,627
		8,590,393

Food & Staples Retailing | 1.5%
US Foods Holding Corp. (*)	46,651	1,624,854

Food Products | 2.1%
Hostess Brands, Inc. (*)	45,949	938,279
Utz Brands, Inc.	79,430	1,266,908
		2,205,187

Gas Utilities | 1.8%
New Jersey Resources Corp.	45,592	1,872,008

Health Care Equipment & Supplies | 1.6%
Ortho Clinical Diagnostics Holdings PLC	81,500	1,743,285

Health Care Providers & Services | 1.1%
Henry Schein, Inc. (*)	15,499	1,201,638

Health Care Technology | 0.8%
Certara, Inc. (*)	30,336	862,149

Hotels, Restaurants & Leisure | 2.9%
Brinker International, Inc. (*)	31,072	1,136,925
Wyndham Hotels & Resorts, Inc.	21,308	1,910,262
		3,047,187

Household Durables | 1.3%
Leggett & Platt, Inc.	32,381	1,332,802

The accompanying notes are an integral part of these financial statements.

144   Annual Report

		Fair
Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Insurance | 2.9%
Brown & Brown, Inc.	24,025	$1,688,477
Reinsurance Group of America, Inc.	12,557	1,374,866
		3,063,343

Interactive Media & Services | 3.1%
Cars.com, Inc. (*)	77,726	1,250,611
MediaAlpha, Inc., Class A (*)	37,502	579,031
Ziff Davis, Inc. (*)	13,244	1,468,230
		3,297,872

IT Services | 4.3%
Amdocs, Ltd.	18,123	1,356,325
LiveRamp Holdings, Inc. (*)	24,524	1,175,926
Remitly Global, Inc.	31,286	645,117
SolarWinds Corp.	47,210	669,910
Squarespace, Inc., Class A (*)	23,718	699,681
		4,546,959

Leisure Products | 2.6%
Brunswick Corp.	9,614	968,418
Hasbro, Inc.	18,102	1,842,422
		2,810,840

Life Sciences Tools & Services | 4.6%
Adaptive Biotechnologies Corp. (*)	39,980	1,121,839
ICON PLC (*)	5,587	1,730,294
Sotera Health Co. (*)	55,170	1,299,253
Stevanato Group SpA	33,698	756,520
		4,907,906

Machinery | 3.3%
Altra Industrial Motion Corp.	12,151	626,627
Columbus McKinnon Corp.	28,787	1,331,687
Gates Industrial Corp. PLC (*)	95,646	1,521,728
		3,480,042

The accompanying notes are an integral part of these financial statements.

Annual Report   145

		Fair
Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Multiline Retail | 1.2%
Kohl’s Corp.	26,157	$1,291,894

Oil, Gas & Consumable Fuels | 2.1%
Antero Resources Corp. (*)	60,723	1,062,653
Magnolia Oil & Gas Corp., Class A	63,861	1,205,057
		2,267,710

Paper & Forest Products | 1.5%
Neenah, Inc.	33,657	1,557,646

Pharmaceuticals | 1.1%
Catalent, Inc. (*)	8,995	1,151,630

Professional Services | 1.9%
Leidos Holdings, Inc.	11,757	1,045,197
Sterling Check Corp.	47,582	975,907
		2,021,104

Semiconductors & Semiconductor Equipment | 2.5%
CMC Materials, Inc.	4,748	910,144
MKS Instruments, Inc.	10,172	1,771,657
		2,681,801

Software | 4.9%
CyberArk Software, Ltd. (*)	4,257	737,653
Dolby Laboratories, Inc., Class A	16,515	1,572,558
N-Able, Inc. (*)	91,871	1,019,768
Pegasystems, Inc.	9,473	1,059,271
PTC, Inc. (*)	6,487	785,900
		5,175,150

Specialty Retail | 2.2%
Leslie’s, Inc. (*)	66,454	1,572,302
Urban Outfitters, Inc. (*)	25,437	746,830
		2,319,132

The accompanying notes are an integral part of these financial statements.

146   Annual Report

		Fair
Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Textiles, Apparel & Luxury Goods | 0.9%
Tapestry, Inc.	24,220	$983,332

Total Common Stocks (Cost $80,618,091)		103,497,038

Total Investments | 97.6% (Cost $80,618,091)		$103,497,038

Cash and Other Assets in Excess of Liabilities | 2.4%		2,535,412

Net Assets | 100.0%		$106,032,450

The accompanying notes are an integral part of these financial statements.

Annual Report   147

		Fair
Description	Shares	Value

Lazard US Sustainable Equity Portfolio

Common Stocks | 97.8%

Auto Components | 0.9%
Aptiv PLC (*)	837	$138,063

Banks | 6.1%
Commerce Bancshares, Inc.	5,123	352,155
The PNC Financial Services Group, Inc.	2,920	585,518
		937,673

Biotechnology | 0.5%
Vertex Pharmaceuticals, Inc. (*)	344	75,542

Capital Markets | 4.6%
Intercontinental Exchange, Inc.	3,088	422,346
The Charles Schwab Corp.	3,403	286,192
		708,538

Chemicals | 1.9%
Ecolab, Inc.	1,209	283,619

Commercial Services & Supplies | 3.4%
MSA Safety, Inc.	708	106,880
Waste Management, Inc.	2,497	416,749
		523,629

Communications Equipment | 2.1%
Cisco Systems, Inc.	5,088	322,427

Containers & Packaging | 2.3%
Ball Corp.	3,605	347,053

Electrical Equipment | 3.1%
Rockwell Automation, Inc.	1,384	482,808

The accompanying notes are an integral part of these financial statements.

148   Annual Report

		Fair
Description	Shares	Value

Lazard US Sustainable Equity Portfolio (continued)

Entertainment | 1.3%
The Walt Disney Co. (*)	1,306	$202,286

Equity Real Estate Investment Trusts (REITs) | 2.5%
Prologis, Inc. REIT	2,296	386,555

Food & Staples Retailing | 1.5%
Sysco Corp.	2,973	233,529

Food Products | 0.3%
Oatly Group AB ADR	4,886	38,893

Health Care Equipment & Supplies | 4.4%
Boston Scientific Corp. (*)	5,511	234,107
Medtronic PLC	4,194	433,870
		667,977

Health Care Providers & Services | 5.4%
Humana, Inc.	446	206,882
Laboratory Corp. of America Holdings (*)	765	240,371
UnitedHealth Group, Inc.	768	385,643
		832,896

Hotels, Restaurants & Leisure | 1.8%
Starbucks Corp.	2,377	278,038

Household Products | 2.3%
The Procter & Gamble Co.	2,121	346,953

IT Services | 6.8%
Accenture PLC, Class A	1,409	584,101
Visa, Inc., Class A	2,153	466,577
		1,050,678

The accompanying notes are an integral part of these financial statements.

Annual Report   149

		Fair
Description	Shares	Value

Lazard US Sustainable Equity Portfolio (continued)

Life Sciences Tools & Services | 8.3%
Agilent Technologies, Inc.	1,406	$224,468
Danaher Corp.	1,360	447,454
IQVIA Holdings, Inc. (*)	988	278,754
Thermo Fisher Scientific, Inc.	494	329,616
		1,280,292

Machinery | 3.3%
Deere & Co.	791	271,226
Watts Water Technologies, Inc., Class A	696	135,143
Xylem, Inc.	860	103,131
		509,500

Multiline Retail | 2.6%
Dollar General Corp.	1,677	395,487

Pharmaceuticals | 4.6%
Johnson & Johnson	2,126	363,695
Zoetis, Inc.	1,431	349,207
		712,902

Road & Rail | 2.4%
Norfolk Southern Corp.	1,233	367,076

Semiconductors & Semiconductor Equipment | 5.6%
Analog Devices, Inc.	2,176	382,476
Applied Materials, Inc.	1,281	201,578
Texas Instruments, Inc.	1,433	270,077
		854,131

Software | 14.4%
Adobe, Inc. (*)	273	154,807
Intuit, Inc.	420	270,152
Microsoft Corp.	3,977	1,337,545
Palo Alto Networks, Inc. (*)	247	137,520
salesforce.com, Inc. (*)	1,212	308,006
		2,208,030

The accompanying notes are an integral part of these financial statements.

150   Annual Report

		Fair
Description	Shares	Value

Lazard US Sustainable Equity Portfolio (concluded)

Specialty Retail | 5.4%
Home Depot, Inc.	1,581	$656,131
Ross Stores, Inc.	1,479	169,020
		825,151

Total Common Stocks (Cost $10,169,570)		15,009,726

Short-Term Investments | 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $393,320)	393,320	393,320

Total Investments | 100.4% (Cost $10,562,890)		$15,403,046

Liabilities in Excess of Cash and Other Assets | (0.4)%		(60,783)

Net Assets l 100.0%		$15,342,263

The accompanying notes are an integral part of these financial statements.

Annual Report   151

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio

Common Stocks | 98.8%

Aerospace & Defense | 0.7%
Park Aerospace Corp.	887	$11,708
RADA Electronic Industries, Ltd. (*)	707	6,660
Vectrus, Inc. (*)	232	10,619
		28,987

Air Freight & Logistics | 0.6%
Atlas Air Worldwide Holdings, Inc. (*)	132	12,424
Radiant Logistics, Inc. (*)	1,510	11,008
		23,432

Auto Components | 0.4%
Gentherm, Inc. (*)	50	4,345
Patrick Industries, Inc.	152	12,265
		16,610

Automobiles | 0.5%
Thor Industries, Inc.	129	13,386
Winnebago Industries, Inc.	106	7,942
		21,328

Banks | 6.2%
Arrow Financial Corp.	158	5,566
BankUnited, Inc.	185	7,827
Brookline Bancorp, Inc.	515	8,338
Civista Bancshares, Inc.	318	7,759
Coastal Financial Corp. (*)	195	9,871
Commerce Bancshares, Inc.	100	6,874
Customers Bancorp, Inc. (*)	299	19,546
Farmers National Banc Corp.	420	7,791
Financial Institutions, Inc.	248	7,886
First Foundation, Inc.	303	7,533
First Horizon Corp.	373	6,091
FVCBankcorp, Inc. (*)	184	3,645

The accompanying notes are an integral part of these financial statements.

152   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Great Western Bancorp, Inc.	224	$7,607
Guaranty Bancshares, Inc.	89	3,345
Hancock Whitney Corp.	150	7,503
Hilltop Holdings, Inc.	330	11,596
Macatawa Bank Corp.	373	3,290
Meta Financial Group, Inc.	164	9,784
Metrocity Bankshares, Inc.	161	4,432
Metropolitan Bank Holding Corp. (*)	126	13,423
National Bank Holdings Corp. Class A	188	8,261
PacWest Bancorp	160	7,227
PCB Bancorp	338	7,423
Peoples Financial Services Corp.	72	3,794
Popular, Inc.	86	7,055
Red River Bancshares, Inc.	60	3,210
ServisFirst Bancshares, Inc.	114	9,683
South Plains Financial, Inc.	99	2,753
The First Bancorp, Inc.	66	2,072
Umpqua Holdings Corp.	432	8,312
United Bankshares, Inc.	197	7,147
United Community Banks, Inc.	170	6,110
Washington Trust Bancorp, Inc.	141	7,948
West BanCorp, Inc.	97	3,014
Western Alliance Bancorp	104	11,196
		254,912

Beverages | 0.3%
Coca-Cola Consolidated, Inc.	10	6,192
National Beverage Corp.	160	7,253
		13,445

Biotechnology | 8.3%
ACADIA Pharmaceuticals, Inc. (*)	429	10,013
ADMA Biologics, Inc. (*)	5,931	8,363
Alector, Inc. (*)	366	7,558
Amicus Therapeutics, Inc. (*)	785	9,067
AnaptysBio, Inc. (*)	252	8,757

The accompanying notes are an integral part of these financial statements.

Annual Report   153

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Biohaven Pharmaceutical Holding Co., Ltd. (*)	74	$10,198
Bluebird Bio, Inc. (*)	806	8,052
CareDx, Inc. (*)	388	17,646
Celularity, Inc. (*)	1,505	7,706
ChemoCentryx, Inc. (*)	238	8,666
Eagle Pharmaceuticals, Inc. (*)	248	12,628
Exelixis, Inc. (*)	177	3,236
FibroGen, Inc. (*)	659	9,292
Fortress Biotech, Inc. (*)	3,447	8,617
Global Blood Therapeutics, Inc. (*)	259	7,581
Halozyme Therapeutics, Inc. (*)	319	12,827
Insmed, Inc. (*)	294	8,008
iTeos Therapeutics, Inc. (*)	452	21,045
Kymera Therapeutics, Inc. (*)	148	9,396
Lineage Cell Therapeutics, Inc. (*)	3,753	9,195
MEI Pharma, Inc. (*)	2,952	7,882
Myovant Sciences, Ltd. (*)	412	6,415
Natera, Inc. (*)	67	6,257
Oyster Point Pharma, Inc. (*)	660	12,052
Prothena Corp. PLC (*)	158	7,805
PTC Therapeutics, Inc. (*)	224	8,922
Sarepta Therapeutics, Inc. (*)	75	6,754
Selecta Biosciences, Inc. (*)	2,521	8,218
Seres Therapeutics, Inc. (*)	1,188	9,896
Surface Oncology, Inc. (*)	1,490	7,122
Syndax Pharmaceuticals, Inc. (*)	521	11,405
Travere Therapeutics, Inc. (*)	608	18,872
Twist Bioscience Corp. (*)	76	5,882
United Therapeutics Corp. (*)	44	9,507
Vanda Pharmaceuticals, Inc. (*)	16	251
Veracyte, Inc. (*)	192	7,910
Vericel Corp. (*)	216	8,489
		341,490

The accompanying notes are an integral part of these financial statements.

154   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Building Products | 2.8%
A O Smith Corp.	112	$9,615
Apogee Enterprises, Inc.	84	4,045
Builders FirstSource, Inc. (*)	243	20,828
CSW Industrials, Inc.	89	10,757
Insteel Industries, Inc.	430	17,118
Owens Corning	131	11,855
Quanex Building Products Corp.	546	13,530
Simpson Manufacturing Co., Inc.	60	8,344
UFP Industries, Inc.	185	17,022
		113,114

Capital Markets | 1.1%
Artisan Partners Asset Management, Inc., Class A	69	3,287
Cboe Global Markets, Inc.	52	6,781
CI Financial Corp.	59	1,233
Janus Henderson Group PLC	178	7,465
Open Lending Corp. Class A (*)	283	6,362
Oppenheimer Holdings, Inc. Class A	141	6,538
PennantPark Floating Rate Capital, Ltd.	628	8,020
Value Line, Inc.	90	4,214
		43,900

Chemicals | 3.9%
AdvanSix, Inc.	489	23,105
CF Industries Holdings, Inc.	205	14,510
Hawkins, Inc.	435	17,161
Huntsman Corp.	262	9,139
Ingevity Corp. (*)	110	7,887
Kraton Corp. (*)	190	8,801
Olin Corp.	367	21,110
Orion Engineered Carbons SA (*)	669	12,283
Stepan Co.	47	5,842
The Chemours Co.	281	9,430
Tredegar Corp.	464	5,484

The accompanying notes are an integral part of these financial statements.

Annual Report   155

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Valhi, Inc.	87	$2,501
Valvoline, Inc.	255	9,509
Westlake Chemical Corp.	116	11,267
		158,029

Commercial Services & Supplies | 1.0%
Brady Corp. Class A	182	9,810
MillerKnoll, Inc.	171	6,701
NL Industries, Inc.	130	962
Tetra Tech, Inc.	73	12,395
VSE Corp.	158	9,629
		39,497

Communications Equipment | 1.4%
Clearfield, Inc. (*)	336	28,365
Digi International, Inc. (*)	389	9,558
Ituran Location and Control, Ltd.	508	13,548
Juniper Networks, Inc.	133	4,750
		56,221

Construction & Engineering | 0.7%
Argan, Inc.	167	6,461
IES Holdings, Inc. (*)	262	13,268
Sterling Construction Co., Inc. (*)	342	8,994
		28,723

Construction Materials | 1.2%
Eagle Materials, Inc.	141	23,471
Forterra, Inc. (*)	329	7,824
Summit Materials, Inc. Class A (*)	248	9,955
United States Lime & Minerals, Inc.	73	9,418
		50,668

The accompanying notes are an integral part of these financial statements.

156   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Consumer Finance | 0.6%
Navient Corp.	572	$12,138
OneMain Holdings, Inc.	217	10,858
		22,996

Containers & Packaging | 0.4%
Greif, Inc. Class A	284	17,145

Distributors | 0.2%
Funko, Inc. Class A (*)	463	8,704

Diversified Consumer Services | 0.2%
Service Corp. International	126	8,945

Diversified Telecommunication Services | 0.2%
Ooma, Inc. (*)	389	7,951

Electric Utilities | 0.2%
Hawaiian Electric Industries, Inc.	225	9,337

Electrical Equipment | 1.5%
Allied Motion Technologies, Inc.	179	6,532
Atkore, Inc. (*)	173	19,236
Encore Wire Corp.	64	9,158
GrafTech International, Ltd.	1,087	12,859
nVent Electric PLC	345	13,110
		60,895

Electronic Equipment, Instruments & Components | 1.7%
Arrow Electronics, Inc. (*)	67	8,996
Belden, Inc.	198	13,015
Kimball Electronics, Inc. (*)	530	11,533
National Instruments Corp.	203	8,865
ScanSource, Inc. (*)	244	8,560
TD SYNNEX Corp.	81	9,263
Vishay Intertechnology, Inc.	450	9,841
		70,073

The accompanying notes are an integral part of these financial statements.

Annual Report   157

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Energy Equipment & Services | 0.2%
Cactus, Inc., Class A	245	$9,342

Entertainment | 0.5%
Liberty Media Corp-Liberty Braves Class C (*)	325	9,132
Sciplay Corp. Class A (*)	691	9,522
		18,654

Equity Real Estate Investment Trusts (REITs) | 4.4%
American Assets Trust, Inc.	197	7,393
Brixmor Property Group, Inc. REIT	325	8,258
CorePoint Lodging, Inc. (*)	534	8,384
CTO Realty Growth, Inc.	140	8,599
Douglas Emmett, Inc.	241	8,074
EastGroup Properties, Inc. REIT	34	7,747
Federal Realty Investment Trust REIT	60	8,179
Global Medical REIT, Inc.	482	8,555
Healthcare Trust of America, Inc., Class A REIT	188	6,277
Industrial Logistics Properties Trust	326	8,166
JBG SMITH Properties	283	8,125
Kimco Realty Corp. REIT	323	7,962
Kite Realty Group Trust	289	6,294
Life Storage, Inc. REIT	80	12,254
MGM Growth Properties LLC, Class A REIT	202	8,252
National Storage Affiliates Trust	154	10,657
Plymouth Industrial REIT, Inc.	381	12,192
Postal Realty Trust, Inc. Class A	356	7,049
PotlatchDeltic Corp.	103	6,203
Terreno Realty Corp.	83	7,079
UMH Properties, Inc.	382	10,440
Universal Health Realty Income Trust	99	5,888
		182,027

Food & Staples Retailing | 1.3%
Albertsons Cos., Inc. Class A	437	13,193
HF Foods Group, Inc. (*)	1,022	8,646

The accompanying notes are an integral part of these financial statements.

158   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Ingles Markets, Inc. Class A	263	$22,707
United Natural Foods, Inc. (*)	173	8,491
		53,037

Food Products | 2.5%
Adecoagro SA (*)	1,507	11,574
Calavo Growers, Inc.	206	8,734
Flowers Foods, Inc.	256	7,032
Ingredion, Inc.	95	9,181
Landec Corp. (*)	902	10,012
Mission Produce, Inc. (*)	609	9,561
Pilgrim’s Pride Corp. (*)	340	9,588
Post Holdings, Inc. (*)	89	10,033
Sanderson Farms, Inc.	95	18,153
Seaboard Corp.	1	3,935
Seneca Foods Corp. Class A (*)	69	3,309
		101,112

Gas Utilities | 0.6%
Chesapeake Utilities Corp.	71	10,353
UGI Corp.	307	14,094
		24,447

Health Care Equipment & Supplies | 5.1%
AngioDynamics, Inc. (*)	315	8,688
Apollo Endosurgery, Inc. (*)	939	7,916
Apyx Medical Corp. (*)	478	6,128
Axogen, Inc. (*)	368	3,448
Axonics, Inc. (*)	135	7,560
Cerus Corp. (*)	1,218	8,295
Co-Diagnostics, Inc. (*)	1,264	11,287
Cutera, Inc. (*)	222	9,173
Envista Holdings Corp. (*)	211	9,508
Globus Medical, Inc., Class A (*)	98	7,076
Inari Medical, Inc. (*)	99	9,036
Inmode, Ltd. (*)	212	14,963

The accompanying notes are an integral part of these financial statements.

Annual Report   159

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

iRadimed Corp. (*)	215	$9,935
LeMaitre Vascular, Inc.	169	8,489
Masimo Corp. (*)	35	10,247
Meridian Bioscience, Inc. (*)	556	11,342
Nevro Corp. (*)	59	4,783
NuVasive, Inc. (*)	162	8,502
OraSure Technologies, Inc. (*)	824	7,161
Orthofix Medical, Inc. (*)	269	8,363
Quidel Corp. (*)	64	8,639
Sanara Medtech, Inc. (*)	127	3,863
Shockwave Medical, Inc. (*)	41	7,311
Tactile Systems Technology, Inc. (*)	236	4,491
Tandem Diabetes Care, Inc. (*)	78	11,741
		207,945

Health Care Providers & Services | 1.4%
Cross Country Healthcare, Inc. (*)	879	24,401
National HealthCare Corp.	123	8,357
Select Medical Holdings Corp.	231	6,791
Triple-S Management Corp. (*)	495	17,662
		57,211

Health Care Technology | 0.7%
Computer Programs and Systems, Inc. (*)	237	6,944
HealthStream, Inc. (*)	138	3,638
NextGen Healthcare, Inc. (*)	545	9,695
Omnicell, Inc. (*)	47	8,481
		28,758

Hotels, Restaurants & Leisure | 1.3%
Century Casinos, Inc. (*)	799	9,732
Jack in the Box, Inc.	113	9,885
RCI Hospitality Holdings, Inc.	127	9,891

The accompanying notes are an integral part of these financial statements.

160   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Ruth’s Hospitality Group, Inc. (*)	403	$8,020
The Wendy’s Co.	347	8,276
Wyndham Hotels & Resorts, Inc.	99	8,875
		54,679

Household Durables | 2.0%
Bassett Furniture Industries, Inc.	265	4,444
Century Communities, Inc.	129	10,551
Ethan Allen Interiors, Inc.	300	7,887
Legacy Housing Corp. (*)	479	12,679
M/I Homes, Inc. (*)	245	15,234
Meritage Homes Corp. (*)	125	15,258
Tri Pointe Homes, Inc. (*)	560	15,618
		81,671

Household Products | 0.4%
Central Garden & Pet Co., Class A (*)	164	7,848
Energizer Holdings, Inc.	153	6,135
Oil-Dri Corp. of America	70	2,291
		16,274

Independent Power & Renewable Electricity Producers | 0.4%
Azure Power Global, Ltd. (*)	490	8,893
TransAlta Corp.	846	9,408
		18,301

Insurance | 0.8%
Investors Title Co.	34	6,703
Stewart Information Services Corp.	217	17,301
The Hanover Insurance Group, Inc.	58	7,602
		31,606

The accompanying notes are an integral part of these financial statements.

Annual Report   161

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Interactive Media & Services | 0.7%
Cargurus, Inc. (*)	365	$12,279
QuinStreet, Inc. (*)	437	7,949
Yelp, Inc. (*)	234	8,480
		28,708

Internet & Direct Marketing Retail | 0.5%
Betterware de Mexico S.A.B. de C.V.	149	3,123
Liquidity Services, Inc. (*)	829	18,304
		21,427

IT Services | 2.4%
CSG Systems International, Inc.	243	14,002
EVERTEC, Inc.	244	12,195
Exlservice Holdings, Inc. (*)	87	12,595
Grid Dynamics Holdings, Inc. (*)	243	9,227
I3 Verticals, Inc. Class A (*)	474	10,803
Information Services Group, Inc.	1,973	15,034
Perficient, Inc. (*)	70	9,050
Remitly Global, Inc.	297	6,124
TTEC Holdings, Inc.	122	11,047
		100,077

Leisure Products | 1.3%
Malibu Boats, Inc. Class A (*)	174	11,959
Marine Products Corp.	319	3,987
MasterCraft Boat Holdings, Inc. (*)	314	8,896
Smith & Wesson Brands, Inc.	589	10,484
Vista Outdoor, Inc. (*)	436	20,087
		55,413

Life Sciences Tools & Services | 0.3%
Bruker Corp.	149	12,503

The accompanying notes are an integral part of these financial statements.

162   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Machinery | 2.4%
AGCO Corp.	91	$10,558
Allison Transmission Holdings, Inc.	375	13,631
Donaldson Co., Inc.	153	9,067
EnPro Industries, Inc.	87	9,576
Franklin Electric Co., Inc.	99	9,362
Gates Industrial Corp. PLC (*)	541	8,607
Hillenbrand, Inc.	270	14,037
Mueller Industries, Inc.	253	15,018
Pentair PLC	128	9,348
		99,204

Marine | 2.7%
Costamare, Inc.	667	8,438
Diana Shipping, Inc.	2,152	8,371
Eagle Bulk Shipping, Inc.	384	17,472
Genco Shipping & Trading, Ltd.	570	9,120
Global Ship Lease, Inc. Class A	357	8,179
Grindrod Shipping Holdings, Ltd.	992	17,886
Matson, Inc.	144	12,964
Star Bulk Carriers Corp.	434	9,839
ZIM Integrated Shipping Services, Ltd.	326	19,188
		111,457

Media | 2.1%
Altice USA, Inc., Class A (*)	525	8,495
Entravision Communications Corp., Class A	3,246	22,008
Nexstar Media Group, Inc., Class A	88	13,286
Scholastic Corp.	240	9,590
The EW Scripps Co. Class A	518	10,023
Thryv Holdings, Inc. (*)	258	10,612
WideOpenWest, Inc. (*)	471	10,136
		84,150

The accompanying notes are an integral part of these financial statements.

Annual Report   163

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Multiline Retail | 0.4%
Franchise Group, Inc.	210	$10,953
Kohl’s Corp.	140	6,915
		17,868

Oil, Gas & Consumable Fuels | 1.2%
Antero Midstream Corp.	953	9,225
Brigham Minerals, Inc. Class A	388	8,183
Enerplus Corp.	888	9,395
Flex LNG, Ltd. (*)	221	5,191
Sabine Royalty Trust	96	4,001
San Juan Basin Royalty Trust	1,499	9,129
World Fuel Services Corp.	146	3,865
		48,989

Paper & Forest Products | 1.7%
Louisiana-Pacific Corp.	249	19,509
Mercer International, Inc.	848	10,168
Resolute Forest Products, Inc.	1,626	24,829
Verso Corp. Class A	599	16,185
		70,691

Personal Products | 1.1%
BellRing Brands, Inc. Class A (*)	315	8,987
Herbalife Nutrition, Ltd. (*)	104	4,257
Inter Parfums, Inc.	102	10,904
Medifast, Inc.	44	9,215
USANA Health Sciences, Inc. (*)	97	9,816
		43,179

Pharmaceuticals | 0.9%
Atea Pharmaceuticals, Inc. (*)	799	7,143
BioDelivery Sciences International, Inc. (*)	1,934	5,995
Corcept Therapeutics, Inc. (*)	335	6,633
Phibro Animal Health Corp., Class A	369	7,535
Supernus Pharmaceuticals, Inc. (*)	274	7,990
		35,296

The accompanying notes are an integral part of these financial statements.

164   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Professional Services | 3.1%
CBIZ, Inc. (*)	234	$9,154
CRA International, Inc.	241	22,500
FTI Consulting, Inc. (*)	103	15,802
HireQuest, Inc.	276	5,564
HireRight Holdings Corp.	499	7,984
Kelly Services, Inc. Class A	542	9,089
Kforce, Inc.	241	18,128
ManpowerGroup, Inc.	82	7,981
Resources Connection, Inc.	911	16,252
Science Applications International Corp.	86	7,189
TriNet Group, Inc. (*)	84	8,002
		127,645

Real Estate Management & Development | 0.8%
Douglas Elliman, Inc.	304	3,496
Forestar Group, Inc. (*)	282	6,134
FRP Holdings, Inc. (*)	124	7,167
Jones Lang LaSalle, Inc. (*)	24	6,464
The RMR Group, Inc. Class A	241	8,358
		31,619

Road & Rail | 0.5%
AMERCO	20	14,524
PAM Transportation Services, Inc. (*)	73	5,184
		19,708

Semiconductors & Semiconductor Equipment | 3.2%
Alpha & Omega Semiconductor, Ltd. (*)	229	13,868
Axcelis Technologies, Inc. (*)	377	28,109
Diodes, Inc. (*)	96	10,542
Kulicke & Soffa Industries, Inc.	111	6,720
Nova, Ltd. (*)	95	13,918
Onto Innovation, Inc. (*)	100	10,123
Semtech Corp. (*)	100	8,893

The accompanying notes are an integral part of these financial statements.

Annual Report   165

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

SMART Global Holdings, Inc. (*)	177	$12,565
Ultra Clean Holdings, Inc. (*)	448	25,697
		130,435

Software | 9.0%
A10 Networks, Inc.	654	10,843
Absolute Software Corp.	539	5,072
Alarm.com Holdings, Inc. (*)	81	6,870
Allot, Ltd. (*)	762	9,053
American Software, Inc. Class A	529	13,844
Anaplan, Inc. (*)	210	9,628
AvidXchange Holdings, Inc.	516	7,771
Blackbaud, Inc. (*)	115	9,083
Blackline, Inc. (*)	69	7,144
Box, Inc., Class A (*)	337	8,826
Cerence, Inc. (*)	116	8,890
ChannelAdvisor Corp. (*)	477	11,772
Datto Holding Corp. (*)	494	13,017
Digital Turbine, Inc. (*)	134	8,173
Docebo, Inc. (*)	167	11,249
Dolby Laboratories, Inc., Class A	141	13,426
Domo, Inc. Class B (*)	88	4,365
Envestnet, Inc. (*)	108	8,569
Hut 8 Mining Corp. (*)	636	4,993
InterDigital, Inc.	90	6,447
Jamf Holding Corp. (*)	281	10,681
JFrog, Ltd. (*)	222	6,593
Magic Software Enterprises, Ltd.	581	12,160
Mimecast, Ltd. (*)	142	11,299
nCino, Inc. (*)	177	9,710
PagerDuty, Inc. (*)	261	9,070
Progress Software Corp.	252	12,164
Q2 Holdings, Inc. (*)	108	8,579
Qualys, Inc. (*)	65	8,919
Rapid7, Inc. (*)	152	17,889
SEMrush Holdings, Inc. Class A	467	9,737

The accompanying notes are an integral part of these financial statements.

166   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Smartsheet, Inc. Class A (*)	128	$9,914
Sprout Social, Inc. Class A (*)	127	11,518
SPS Commerce, Inc. (*)	121	17,224
Tenable Holdings, Inc. (*)	278	15,309
The Descartes Systems Group, Inc. (*)	137	11,327
Veritone, Inc. (*)	344	7,733
		368,861

Specialty Retail | 3.6%
America’s Car-Mart, Inc. (*)	86	8,806
Arhaus, Inc.	821	10,878
Boot Barn Holdings, Inc. (*)	80	9,844
Floor & Decor Holdings, Inc., Class A (*)	74	9,621
Group 1 Automotive, Inc.	49	9,566
MarineMax, Inc. (*)	242	14,288
Murphy USA, Inc.	58	11,556
OneWater Marine, Inc. Class A	307	18,718
Penske Automotive Group, Inc.	90	9,650
Rent-A-Center, Inc.	205	9,848
Sleep Number Corp. (*)	147	11,260
The Cato Corp. Class A	810	13,899
Zumiez, Inc. (*)	183	8,782
		146,716

Technology Hardware, Storage & Peripherals | 0.3%
Super Micro Computer, Inc. (*)	309	13,581

Textiles, Apparel & Luxury Goods | 1.8%
Crocs, Inc. (*)	138	17,694
Deckers Outdoor Corp. (*)	20	7,326
Movado Group, Inc.	472	19,744
Superior Group of Cos., Inc.	442	9,698
Unifi, Inc. (*)	549	12,709
Vera Bradley, Inc. (*)	672	5,719
		72,890

The accompanying notes are an integral part of these financial statements.

Annual Report   167

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Thrifts & Mortgage Finance | 0.6%
Bridgewater Bancshares, Inc. (*)	531	$9,393
Walker & Dunlop, Inc.	61	9,204
WSFS Financial Corp.	143	7,167
		25,764

Tobacco | 0.3%
Universal Corp.	95	5,217
Vector Group, Ltd.	608	6,980
		12,197

Trading Companies & Distributors | 2.0%
BlueLinx Holdings, Inc. (*)	139	13,311
Boise Cascade Co.	202	14,382
GMS, Inc. (*)	260	15,628
Textainer Group Holdings, Ltd.	289	10,320
Titan Machinery, Inc. (*)	465	15,666
Triton International, Ltd.	225	13,552
		82,859

Water Utilities | 0.0%
Global Water Resources, Inc.	111	1,898

Wireless Telecommunication Services | 0.2%
Shenandoah Telecommunications Co.	304	7,752

Total Common Stocks (Cost $3,990,326)		4,052,353

The accompanying notes are an integral part of these financial statements.

168   Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (concluded)

Rights | 0.0%

Biotechnology | 0.0%
Adamas Pharmaceuticals, Inc. CVR
Expires 2024 (¢)	1,139	$0
Expires 2025 (¢)	1,139	0

Total Rights (Cost $137)		0

Short-Term Investments | 3.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $130,048)	130,048	130,048

Total Investments | 102.0% (Cost $4,120,511)		$4,182,401

Liabilities in Excess of Cash and Other Assets | (2.0)%		(80,040)

Net Assets | 100.0%		$4,102,361

The accompanying notes are an integral part of these financial statements.

Annual Report   169

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2021

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy - see Note 9 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2021, these securities amounted to 1.2% of net assets of Lazard Emerging Markets Equity Advantage Portfolio.

(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Security Abbreviations:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Rights
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro

GBP	—	British Pound Sterling
HKD	—	Hong-Kong Dollar
USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
CAN	—	Canadian Imperial Bank of Commerce
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA

MEL	—	The Bank of New York Mellon Corp.
MSC	—	Morgan Stanley & Co.
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

170   Annual Report

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Annual Report   171

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	—%	—%
Air Freight & Logistics	1.8	—	—	—
Airlines	—	—	0.2	—
Auto Components	3.4	0.7	0.4	2.1
Automobiles	0.8	1.9	3.3	2.2
Banks	23.2	12.2	13.9	22.0
Beverages	2.5	1.8	1.3	—
Biotechnology	—	1.2	0.7	—
Building Products	—	—	0.3	—
Capital Markets	—	0.8	1.2	—
Chemicals	1.3	2.5	3.7	1.1
Commercial Services & Suppliers	—	—	0.3	—
Communications Equipment	—	0.6	—	—
Construction & Engineering	—	1.1	1.2	—
Construction Materials	—	1.6	0.3	2.2
Consumer Finance	1.2	—	0.4	—
Containers & Packaging	—	—	—	—
Diversified Consumer Services	—	—	—	—
Diversified Financial Services	—	—	0.7	—
Diversified Telecommunication Services	—	1.2	2.0	3.4
Electric Utilities	—	—	0.5	—
Electrical Equipment	2.2	—	0.5	—
Electronic Equipment, Instruments & Components	4.0	2.2	4.2	2.1
Entertainment	—	4.0	1.1	—
Food & Staples Retailing	—	—	0.8	1.1
Food Products	—	1.3	1.8	0.8
Gas Utilities	—	—	0.8	—
Health Care Equipment & Supplies	—	—	0.6	—
Health Care Providers & Services	—	—	0.4	2.2
Hotels, Restaurants & Leisure	2.3	0.9	0.8	0.9
Household Durables	1.4	1.4	1.1	2.2
Household Products	—	—	0.2	0.7
Independent Power & Renewable Electricity Producers	—	—	1.3	0.7
Industrial Conglomerates	—	—	0.2	1.0
Insurance	1.2	3.7	2.5	3.8
Interactive Media & Services	6.5	7.2	5.8	—
Internet & Direct Marketing Retail	4.2	6.3	5.5	—
IT Services	1.2	3.1	3.8	—

The accompanying notes are an integral part of these financial statements.

172   Annual Report

Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	0.8%	—%	—%
—	—	—	—	—
—	—	—	—	—
1.1	—	—	—	1.4
1.8	—	—	—	—
17.7	—	3.4	—	2.9
0.8	2.0	7.2	—	3.0
—	—	—	—	2.0
—	—	0.7	—	—
0.8	—	7.1	—	6.6
1.0	—	—	—	3.4
—	6.9	—	—	—
—	1.2	2.2	—	—
—	5.2	—	13.3	—
1.0	—	—	—	—
0.8	—	—	—	—
—	—	0.9	—	—
—	5.9	—	—	—
—	—	—	—	—

1.0	—	—	—	—
—	—	—	14.0	0.9
—	—	3.8	—	4.7

2.0	—	2.7	—	1.7
2.3	—	1.7	—	2.5
1.0	—	—	—	—
—	—	—	—	—
2.0	3.0	—	10.6	—
—	4.0	1.1	—	3.3
1.8	21.2	—	—	2.6
3.7	6.9	1.6	—	—
2.4	—	0.8	—	—
0.7	—	1.6	—	—

—	—	—	—	—
—	—	0.8	—	—
2.1	—	4.4	—	3.6
5.7	—	5.3	—	7.0
3.8	—	0.8	—	1.4
2.7	9.1	4.8	—	5.5

The accompanying notes are an integral part of these financial statements.

Annual Report   173

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Leisure Products	—%	—%	—%	—%
Life Sciences Tools & Services	—	1.0	1.0	—
Machinery	2.8	1.5	0.5	0.7
Marine	—	—	1.1	—
Media	—	—	0.3	—
Metals & Mining	2.2	4.1	3.7	3.2
Multiline Retail	1.0	1.2	—	—
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	2.7	5.2	6.0	9.3
Paper & Forest Products	0.9	1.6	—	0.7
Personal Products	—	1.4	—	2.8
Pharmaceuticals	0.8	—	2.3	—
Professional Services	—	—	—	—
Real Estate Management & Development	—	—	0.8	1.8
Road & Rail	1.7	0.7	—	—
Semiconductors & Semiconductor Equipment	16.1	13.2	11.0	10.2
Software	—	—	—	—
Specialty Retail	3.8	1.9	1.4	0.7
Technology Hardware, Storage & Peripherals	6.3	7.0	5.6	8.3
Textiles, Apparel & Luxury Goods	0.7	2.7	1.1	—
Tobacco	—	—	0.1	1.1
Trading Companies & Distributors	—	—	—	—
Transportation Infrastructure	1.2	1.2	0.4	1.3
Water Utilities	—	—	—	—
Wireless Telecommunication Services	—	—	1.3	3.6
Subtotal	97.4	98.4	98.4	92.2
Exchange Traded Funds	—	—	—	5.0
Short-Term Investments	2.8	2.1	1.1	2.4
Total Investments	100.2%	100.5%	99.5%	99.6%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

174   Annual Report

Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	1.9%	—%	—%
—	—	6.8	—	8.7
2.6	—	0.9	—	—
—	—	—	—	—
—	10.1	—	4.0	2.1
4.6	—	—	—	1.1
0.9	—	2.9	—	2.4
—	4.0	—	21.0	—
5.6	—	—	—	—
1.6	—	—	—	—
2.8	—	2.4	—	—
1.0	—	6.0	—	3.5
—	6.1	5.8	—	4.8

0.9	—	—	—	—
—	—	1.0	6.4	—

11.1	—	5.1	—	8.8
—	—	5.2	—	13.1
0.7	1.0	2.8	—	—

5.1	—	—	—	—
1.3	3.8	4.9	—	1.5
1.1	—	—	—	—
—	—	1.3	—	1.5
—	3.1	—	12.8	—
—	—	—	9.8	—

2.8	—	—	—	—
98.3	93.5	98.7	91.9	100.0
—	—	—	—	—
2.1	6.3	0.9	8.4	0.4
100.4%	99.8%	99.6%	100.3%	100.4%

The accompanying notes are an integral part of these financial statements.

Annual Report   175

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

Common & Preferred Stocks
Aerospace & Defense	0.7%	2.5%	1.4%	6.2%
Air Freight & Logistics	2.2	—	—	—
Airlines	—	1.3	1.0	—
Auto Components	1.2	1.3	1.1	2.8
Automobiles	2.3	2.4	1.9	2.8
Banks	7.5	5.9	8.8	14.6
Beverages	0.6	3.9	2.7	7.3
Biotechnology	0.9	—	—	—
Building Products	4.0	1.2	0.8	2.4
Capital Markets	3.4	3.2	—	5.4
Chemicals	2.4	5.1	5.1	3.6
Commercial Services & Suppliers	0.2	—	—	—
Communications Equipment	1.4	—	—	—
Construction & Engineering	0.6	—	—	—
Construction Materials	0.4	—	—	—
Consumer Finance	—	—	—	—
Containers & Packaging	—	—	—	—
Distributors	—	—	—	—
Diversified Consumer Services	—	—	—	—
Diversified Financial Services	1.2	—	—	—
Diversified Telecommunication Services	0.3	1.1	1.8	—
Electric Utilities	2.6	1.7	1.4	—
Electrical Equipment	2.6	3.4	4.7	—
Electronic Equipment, Instruments & Components	0.7	—	—	—
Entertainment	1.4	2.0	1.4	4.1
Equity Real Estate Investment Trusts (REITs)	1.8	—	—	—
Food & Staples Retailing	1.1	3.2	1.9	3.3
Food Products	1.1	0.5	—	—
Gas Utilities	—	1.2	1.6	—
Health Care Equipment & Supplies	1.1	4.1	1.7	—
Health Care Providers & Services	1.1	—	—	—
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	2.2	1.2	1.4	5.1
Household Durables	2.7	—	—	4.3
Household Products	—	—	—	—
Independent Power & Renewable Electricity Producers	0.4	1.0	1.6	—
Industrial Conglomerates	0.9	1.3	1.0	3.8

The accompanying notes are an integral part of these financial statements.

176   Annual Report

Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio

—%	—%	3.6%	0.9%	—%
—	1.0	—	0.2	—
—	1.1	1.5	—	—
—	2.2	1.6	0.3	—
—	—	3.0	—	—
6.5	3.1	7.1	2.1	—
5.8	3.1	8.5	1.1	—
2.8	—	1.5	3.1	—
2.6	2.8	2.1	—	2.5
5.9	7.1	3.6	2.7	9.1
—	4.1	3.9	1.0	—
—	3.0	—	1.5	4.9
—	—	—	1.1	—
—	1.8	—	—	—
—	—	—	—	3.6
—	—	—	0.2	—
—	—	—	0.3	—
—	—	—	—	4.2
—	—	—	1.5	—
—	1.3	—	0.1	—

—	0.9	—	4.1	—
—	—	1.4	2.8	—
2.3	0.8	5.2	—	—

2.6	—	1.2	1.0	1.3
3.5	1.0	2.0	0.5	0.6

—	3.0	—	5.3	10.2
2.2	1.0	1.1	7.4	6.8
—	2.0	—	4.6	—
—	1.5	—	1.9	—
3.9	1.9	2.7	2.0	7.2
—	0.6	—	2.9	—
—	0.9	—	0.3	—
—	1.0	1.7	2.9	—
—	1.9	—	—	—
0.6	1.0	—	4.1	—

—	0.6	1.4	0.8	—
—	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Annual Report   177

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

Insurance	5.1%	4.2%	5.3%	5.9%
Interactive Media & Services	—	0.6	2.7	—
Internet & Direct Marketing Retail	0.1	0.7	1.0	—
IT Services	1.4	3.3	3.4	—
Leisure Products	0.6	4.3	2.9	3.8
Life Sciences Tools & Services	0.4	—	—	—
Machinery	1.2	2.6	3.1	4.8
Marine	2.0	—	—	—
Media	0.3	0.7	—	—
Metals & Mining	3.3	1.4	0.9	1.9
Multiline Retail	0.5	—	0.7	—
Multi-Utilities	—	2.4	2.1	4.3
Oil, Gas & Consumable Fuels	3.7	4.6	6.3	4.6
Personal Products	2.4	1.5	2.0	—
Pharmaceuticals	10.5	6.4	5.9	4.5
Professional Services	1.9	4.9	5.2	—
Real Estate Management & Development	0.7	3.9	1.1	—
Road & Rail	—	—	—	—
Semiconductors & Semiconductor Equipment	4.9	3.5	4.6	1.4
Software	2.2	—	—	—
Specialty Retail	1.2	1.4	1.9	1.5
Technology Hardware, Storage & Peripherals	0.8	—	—	—
Textiles, Apparel & Luxury Goods	1.7	1.4	1.9	—
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	3.5	—	—	—
Trading Companies & Distributors	—	1.4	1.8	—
Water Utilities	—	—	0.6	—
Wireless Telecommunication Services	2.9	—	—	1.9
Subtotal	100.3	96.7	94.7	100.3
Short-Term Investments	0.6	3.3	4.8	—
Total Investments	100.9%	100.0%	99.5%	100.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

178   Annual Report

Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio

8.4%	2.0%	6.6%	2.6%	—%
4.9	1.1	—	1.5	7.1
1.9	0.6	1.4	—	—
—	3.3	3.0	3.5	12.8
3.2	2.0	3.9	0.6	—
—	1.2	—	2.1	2.0
—	4.9	2.5	0.8	3.1
—	—	—	0.3	—
—	0.6	1.7	3.6	—
—	2.0	1.8	1.1	—
2.0	1.8	0.5	1.0	5.0
—	—	2.3	1.4	—
—	1.6	1.8	1.3	—
3.8	—	—	—	—
2.2	2.9	2.8	8.3	—
10.1	3.7	5.4	2.7	2.4

—	8.6	3.1	1.2	—
—	—	—	0.9	1.9

9.1	2.1	3.8	2.9	11.1
4.4	4.9	—	3.9	—
2.8	4.3	1.9	1.8	3.2

—	0.6	—	0.4	—
3.4	—	1.4	0.3	—
—	—	1.1	0.2	—
—	—	—	0.3	—
3.4	2.3	—	0.3	—
—	0.3	—	—	—

—	—	—	1.1	—
98.3	99.5	98.1	100.8	99.0
1.7	0.4	1.7	0.7	1.0
100.0%	99.9%	99.8%	101.5%	100.0%

The accompanying notes are an integral part of these financial statements.

Annual Report   179

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard US Equity Focus Portfolio	Lazard US Small- Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	2.1%	—%	0.7%
Air Freight & Logistics	—	—	—	0.6
Airlines	—	1.2	—	—
Auto Components	1.1	0.5	0.9	0.4
Automobiles	—	—	—	0.5
Banks	5.3	8.4	6.1	6.2
Beverages	—	—	—	0.3
Biotechnology	—	2.9	0.5	8.3
Building Products	—	4.4	—	2.8
Capital Markets	4.5	1.4	4.6	1.1
Chemicals	—	2.0	1.9	3.9
Commercial Services & Suppliers	4.3	—	3.4	1.0
Communications Equipment	3.0	2.7	2.1	1.4
Construction & Engineering	—	0.7	—	0.7
Construction Materials	—	1.1	—	1.2
Consumer Finance	4.0	—	—	0.6
Containers & Packaging	—	2.3	2.3	0.4
Distributors	—	—	—	0.2
Diversified Consumer Services	—	—	—	0.2
Diversified Telecommunication Services	—	—	—	0.2
Electric Utilities	—	—	—	0.2
Electrical Equipment	—	4.2	3.1	1.5
Electronic Equipment, Instruments & Components	—	—	—	1.7
Energy Equipment & Services	—	2.1	—	0.2
Entertainment	—	1.3	1.3	0.5
Equity Real Estate Investment Trusts (REITs)	—	8.1	2.5	4.4
Food & Staples Retailing	2.7	1.5	1.5	1.3
Food Products	—	2.1	0.3	2.5
Gas Utilities	—	1.8	—	0.6
Health Care Equipment & Supplies	4.6	1.6	4.4	5.1
Health Care Providers & Services	1.5	1.1	5.4	1.4
Health Care Technology	—	0.8	—	0.7
Hotels, Restaurants & Leisure	5.7	2.9	1.8	1.3
Household Durables	—	1.3	—	2.0
Household Products	—	—	2.3	0.4
Independent Power & Renewable Electricity Producers	—	—	—	0.4
Industrial Conglomerates	3.4	—	—	—

The accompanying notes are an integral part of these financial statements.

180   Annual Report

Industry†	Lazard US Equity Focus Portfolio	Lazard US Small- Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Insurance	4.2%	2.9%	—%	0.8%
Interactive Media & Services	7.2	3.1	—	0.7
Internet & Direct Marketing Retail	4.2	—	—	0.5
IT Services	4.6	4.3	6.8	2.4
Leisure Products	—	2.6	—	1.4
Life Sciences Tools & Services	7.2	4.6	8.3	0.3
Machinery	—	3.3	3.3	2.4
Marine	—	—	—	2.7
Media	—	—	—	2.1
Multiline Retail	3.5	1.2	2.6	0.4
Oil, Gas & Consumable Fuels	—	2.1	—	1.2
Paper & Forest Products	—	1.5	—	1.7
Personal Products	—	—	—	1.1
Pharmaceuticals	4.9	1.1	4.6	0.9
Professional Services	—	1.9	—	3.1
Real Estate Management & Development	—	—	—	0.8
Road & Rail	4.2	—	2.4	0.5
Semiconductors & Semiconductor Equipment	4.5	2.5	5.6	3.2
Software	9.4	4.9	14.4	9.0
Specialty Retail	3.8	2.2	5.4	3.6
Technology Hardware, Storage & Peripherals	—	—	—	0.3
Textiles, Apparel & Luxury Goods	—	0.9	—	1.8
Thrifts & Mortgage Finance	—	—	—	0.6
Tobacco	—	—	—	0.3
Trading Companies & Distributors	—	—	—	2.0
Wireless Telecommunication Services	—	—	—	0.1
Subtotal	97.8	97.6	97.8	98.8
Short-Term Investments	2.1	—	2.6	3.2
Total Investments	99.9%	97.6%	100.4%	102.0%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   181

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2021	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
ASSETS
Investments in securities, at fair value	$157,900,324	$159,493,473
Cash	—	1,742
Foreign currency, at fair value	1,158	1,643,376
Receivables for:
Capital stock sold	286,924	1,846,845
Dividends	94,680	349,425
Investments sold	12,392	305,811
Total assets	158,295,478	163,640,672

LIABILITIES
Payables for:
Management fees	132,109	137,184
Foreign capital gains taxes	393,629	275,190
Accrued custodian fees	49,278	48,453
Accrued distribution fees	2,041	448
Accrued professional services	28,715	25,769
Accrued directors’ fees	543	247
Capital stock redeemed	3,969	1,697,088
Investments purchased	66,777	2,741,324
Other accrued expenses and payables	5,586	7,321
Total liabilities	682,647	4,933,024
Net assets	$157,612,831	$158,707,648

NET ASSETS
Paid in capital	$234,722,920	$137,834,301
Distributable earnings (Accumulated loss)	(77,110,089)	20,873,347
Net assets	$157,612,831	$158,707,648

Institutional Shares
Net assets	$148,419,472	$156,283,961
Shares of capital stock outstanding*	9,637,932	13,520,650
Net asset value, offering and redemption price per share	$15.40	$11.56

Open Shares
Net assets	$9,193,359	$2,112,857
Shares of capital stock outstanding*	600,534	183,190
Net asset value, offering and redemption price per share	$15.31	$11.53

R6 Shares
Net assets	—	$310,830
Shares of capital stock outstanding*	—	26,865
Net asset value, offering and redemption price per share	—	$11.57
Cost of investments in securities	$120,485,921	$121,125,930
Cost of foreign currency	$1,152	$1,643,223

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

182   Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$69,135,567	$3,637,583,873	$60,468,756	$105,317,230	$111,082,519
—	—	—	—	—
5,043	2,076,876	5,471	18	44

24,503	19,144,391	5,730	48	412,920
80,979	6,741,864	130,433	328,177	108,990
359,064	1,960,945	—	—	—
69,605,156	3,667,507,949	60,610,390	105,645,473	111,604,473

4,967	3,123,699	86,981	62,303	59,744
—	2,513,185	32,075	—	—
54,889	780,694	28,454	18,271	24,188
284	93,322	713	18	329
23,587	68,360	56,673	23,630	24,271
—	4,186	174	—	—
—	7,752,691	183,748	15,399	5,430
87	—	—	—	—
4,041	253,832	3,772	4,281	4,525
87,855	14,589,969	392,590	123,902	118,487
$69,517,301	$3,652,917,980	$60,217,800	$105,521,571	$111,485,986

$69,804,623	$4,157,256,525	$103,344,541	$88,809,075	$70,397,247
(287,322)	(504,338,545)	(43,126,741)	16,712,496	41,088,739
$69,517,301	$3,652,917,980	$60,217,800	$105,521,571	$111,485,986

$68,537,874	$3,271,175,380	$57,268,944	$105,428,684	$109,942,674
5,322,452	180,498,233	4,450,374	9,780,445	5,857,479

$12.88	$18.12	$12.87	$10.78	$18.77

$979,427	$371,862,670	$2,948,856	$92,887	$1,543,312
76,021	19,885,383	228,303	8,621	82,179

$12.88	$18.70	$12.92	$10.77	$18.78

—	$9,879,930	—	—	—
—	544,810	—	—	—

—	$18.13	—	—	—
$69,436,212	$3,116,002,675	$58,344,935	$90,037,100	$69,748,977
$5,014	$2,076,841	$5,471	$18	$44

Annual Report   183

December 31, 2021	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
ASSETS
Investments in securities, at fair value	$7,075,834,378	$17,777,707
Non-controlled affiliated issuers, at fair value (Note 5)	556,531,322	—
Cash	—	1,365
Foreign currency, at fair value	372,988	34
Receivables for:
Dividends	25,138,740	12,400
Capital stock sold	22,781,830	—
Investments sold	16,798,992	—
Tax reclaims (Note 2(b))	2,876,326	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	1,137,925	—
Total assets	7,701,472,501	17,791,506
LIABILITIES
Due to custodian	—	—
Foreign currency due to custodian	—	—
Payables for:
Management fees	5,676,149	6,449
Accrued custodian fees	562,115	16,629
Accrued professional services	129,509	23,487
Accrued distribution fees	65,164	42
Accrued directors’ fees	729	—
Foreign capital gains taxes	—	—
Capital stock redeemed	4,016,254	30,067
Investments purchased	1,492,335	—
Gross unrealized depreciation on forward currency contracts	80,386,242	—
Other accrued expenses and payables	256,276	2,919
Total liabilities	92,584,773	79,593
Net assets	$7,608,887,728	$17,711,913
NET ASSETS
Paid in capital	$6,562,734,947	$15,338,434
Distributable earnings (Accumulated loss)	1,046,152,781	2,373,479
Net assets	$7,608,887,728	$17,711,913
Institutional Shares
Net assets	$7,308,516,099	$17,501,757
Shares of capital stock outstanding*	442,920,557	1,297,363
Net asset value, offering and redemption price per share	$16.50	$13.49
Open Shares
Net assets	$300,371,629	$210,156
Shares of capital stock outstanding*	18,194,277	15,713
Net asset value, offering and redemption price per share	$16.51	$13.38	†
R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$5,829,126,942	$15,396,114
Cost of non-controlled affiliated issuers	$851,787,771	$—
Cost of foreign currency	$370,150	$34
*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
†	Shares values are rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

184   Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio

$3,018,083	$1,777,311,752	$82,566,995	$3,008,802	$62,816,291
—	—	—	—	—
—	—	—	—	—
1,572	1,004,577	130	7,148	28

11,697	8,383,572	213,414	17,124	58,074
—	1,765,184	382,655	11	—
—	3,096,363	—	14,902	—
—	271,956	—	—	—
4,317	—	—	4,237	—

—	—	—	—	—
3,035,669	1,791,833,404	83,163,194	3,052,224	62,874,393

—	—	—	7,695	—
—	725,144	—	—	—

—	1,166,236	45,570	—	31,298
19,107	243,219	34,645	12,405	14,799
23,501	46,905	23,624	23,501	23,501
27	23,122	812	13	71
—	9,037	—	—	—
—	313,372	33,324	—	—
—	8,538,635	72,061	—	—
—	4,158,338	—	7,083	—

—	—	—	—	—
2,905	115,701	5,549	2,849	3,518
45,540	15,339,709	215,585	53,546	73,187
$2,990,129	$1,776,493,695	$82,947,609	$2,998,678	$62,801,206

$2,638,531	$1,389,291,773	$70,024,031	$3,499,936	$59,391,008
351,598	387,201,922	12,923,578	(501,258)	3,410,198
$2,990,129	$1,776,493,695	$82,947,609	$2,998,678	$62,801,206

$2,854,940	$1,567,011,064	$78,781,920	$2,957,103	$62,468,105
255,051	87,137,715	6,846,470	307,590	3,718,473

$11.19	$17.98	$11.51	$9.61	$16.80

$135,189	$93,296,015	$4,165,689	$41,575	$333,101
12,075	5,114,581	360,195	4,322	19,946

$11.20	$18.24	$11.57	$9.62	$16.70

—	$116,186,616	—	—	—
—	6,472,435	—	—	—

—	$17.95	—	—	—
$2,676,020	$1,429,854,318	$69,713,725	$2,848,345	$59,347,042
$—	$—	$—	$—	$—
$1,566	$1,002,797	$129	$7,148	$27

Annual Report   185

December 31, 2021	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio
ASSETS
Investments in securities, at fair value	$26,488,805	$6,287,478,835
Cash	—	—
Foreign currency, at fair value	10,146	385,468
Receivables for:
Dividends	123,763	15,263,896
Capital stock sold	1,686	6,011,705
Investments sold	47,796	—
Amount due from Investment Manager (Note 3)	—	—
Total assets	26,672,196	6,309,139,904

LIABILITIES
Due to custodian	21,176	—
Foreign currency due to custodian	22,959	—
Payables for:
Management fees	25,771	3,989,773
Foreign capital gains taxes	—	1,829,370
Accrued custodian fees	26,706	541,498
Accrued distribution fees	2,767	111,270
Accrued professional services	24,685	66,838
Accrued directors’ fees	113	—
Capital stock redeemed	2,075	3,510,936
Investments purchased	31,177	—
Other accrued expenses and payables	4,069	197,269
Total liabilities	161,498	10,246,954
Net assets	$26,510,698	$6,298,892,950

NET ASSETS
Paid in capital	$21,663,726	$4,948,414,162
Distributable earnings (Accumulated loss)	4,846,972	1,350,478,788
Net assets	$26,510,698	$6,298,892,950

Institutional Shares
Net assets	$14,541,730	$5,713,405,108
Shares of capital stock outstanding*	1,322,884	349,026,972
Net asset value, offering and redemption price per share	$10.99	$16.37

Open Shares
Net assets	$11,968,968	$460,862,363
Shares of capital stock outstanding*	1,085,347	27,877,105
Net asset value, offering and redemption price per share	$11.03	$16.53

R6 Shares
Net assets	—	$124,625,479
Shares of capital stock outstanding*	—	7,606,148
Net asset value, offering and redemption price per share	—	$16.38

Cost of investments in securities	$21,965,499	$4,875,916,986
Cost of foreign currency	$10,182	$377,192
*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

186   Annual Report

Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio

$31,591,022	$1,981,229,578	$80,339,110	$103,497,038	$15,403,046
—	—	16,100	2,500,872	—
4,189	—	—	—	—

55,489	886,506	25,861	80,610	4,773
45,225	1,367,762	90,045	166,831	50
1	—	—	—	37,846
—	—	—	—	2,077
31,695,926	1,983,483,846	80,471,116	106,245,351	15,447,792

—	—	—	—	—
—	—	—	—	—

12,073	1,153,603	33,657	67,099	—
—	—	—	—	—
21,118	98,472	19,203	27,794	13,035
23	8,195	321	2,335	116
23,745	36,934	23,598	23,580	13,269
—	—	—	—	—
508,155	525,202	—	86,253	—
—	—	—	—	74,167
3,236	59,185	5,428	5,840	4,942
568,350	1,881,591	82,207	212,901	105,529
$31,127,576	$1,981,602,255	$80,388,909	$106,032,450	$15,342,263

$27,763,185	$1,245,400,326	$50,420,000	$81,654,046	$10,466,275
3,364,391	736,201,929	29,968,909	24,378,404	4,875,988
$31,127,576	$1,981,602,255	$80,388,909	$106,032,450	$15,342,263

$31,040,337	$1,943,232,437	$42,754,737	$94,516,931	$14,687,305
2,357,213	98,646,155	2,660,294	6,312,789	952,893

$13.17	$19.70	$16.07	$14.97	$15.41

$87,239	$35,649,381	$1,568,567	$10,797,628	$654,958
6,629	1,793,445	97,056	796,285	42,453

$13.16	$19.88	$16.16	$13.56	$15.43

—	$2,720,437	$36,065,605	$717,891	—
—	137,684	2,242,997	47,929	—

—	$19.76	$16.08	$14.98	—
$28,449,549	$1,273,092,867	$50,619,993	$80,618,091	$10,562,890
$4,170	$—	$—	$—	$—

Annual Report   187

December 31, 2021	Lazard US Systematic Small Cap Equity Portfolio
ASSETS
Investments in securities, at fair value	$4,182,401
Cash	9,226
Receivables for:
Amount due from Investment Manager (Note 3)	31,448
Dividends	2,213
Deferred offering costs (Note 2(f))	111,132
Total assets	4,336,420

LIABILITIES
Payables for:
Offering costs (Note 2(f))	133,431
Accrued professional services	19,000
Accrued custodian fees	7,000
Accrued distribution fees	22
Investments purchased	68,685
Other accrued expenses and payables	5,921
Total liabilities	234,059
Net assets	$4,102,361

NET ASSETS
Paid in capital	$4,028,878
Distributable earnings (Accumulated loss)	73,483
Net assets	$4,102,361

Institutional Shares
Net assets	$3,982,596
Shares of capital stock outstanding*	388,111
Net asset value, offering and redemption price per share	$10.26

Open Shares
Net assets	$119,765
Shares of capital stock outstanding*	11,650
Net asset value, offering and redemption price per share	$10.28

Cost of investments in securities	$4,120,511
*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

188   Annual Report

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Annual Report   189

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2021	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio

Investment Income (Loss)
Income
Dividends	$2,842,577	$3,124,031
Non-cash income	—	372,643
Total investment income*	2,842,577	3,496,674
Expenses
Management fees (Note 3)	1,990,185	1,932,718
Custodian fees	125,974	141,597
Distribution fees (Open Shares)	25,073	5,706
Administration fees	44,877	47,160
Shareholders’ services	19,002	16,338
Directors’ fees and expenses	14,675	14,186
Registration fees	29,409	30,413
Professional services	48,680	61,018
Shareholders’ reports	4,084	3,577
Amortization of offering costs (Note 2(f))	—	1,127
Other^	9,403	8,841
Total gross expenses	2,311,362	2,262,681
Management fees waived and expenses reimbursed	(4,606)	(5,187)
Total net expenses	2,306,756	2,257,494
Net investment income (loss)	535,821	1,239,180
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	2,276,071	9,849,069
Foreign currency transactions	(41,994)	(116,375)
Total net realized gain (loss)	2,234,077	9,732,694
Net change in unrealized appreciation (depreciation) on:
Investments†	(23,291,498)	(31,670,831)
Foreign currency translations	(1,274)	(2,380)
Total net change in unrealized appreciation (depreciation)	(23,292,772)	(31,673,211)
Net realized and unrealized gain (loss)	(21,058,695)	(21,940,517)
Net increase (decrease) in net assets resulting from operations	$(20,522,874)	$(20,701,337)
* Net of foreign withholding taxes of	$443,018	$471,817
** Net of foreign capital gains taxes of	$302,248	$25,896
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(332,518)	$(145,633)
^ Includes interest on line of credit of	$717	$1,010

The accompanying notes are an integral part of these financial statements.

190   Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$1,762,773	$165,860,647	$1,664,637	$2,040,952	$1,415,139
—	—	125,948	237,210	—
1,762,773	165,860,647	1,790,585	2,278,162	1,415,139

479,053	41,519,237	713,433	813,349	687,523
140,609	1,729,596	86,138	47,937	57,401
3,653	1,021,659	8,784	332	3,425
27,818	440,155	28,918	32,709	33,222
11,468	208,046	15,731	12,269	13,263
7,156	206,913	7,637	9,503	9,764
37,288	66,464	30,342	32,606	34,365
45,036	49,363	67,638	45,656	45,738
5,341	—	—	3,440	6,755
—	—	—	—	—
4,680	29,924	5,214	4,412	4,705
762,102	45,271,357	963,835	1,002,213	896,161
(174,474)	(3,185)	(113,990)	(34,978)	(3,473)
587,628	45,268,172	849,845	967,235	892,688
1,175,145	120,592,475	940,740	1,310,927	522,451

3,814,624	458,524,873	10,054,743	17,446,224	3,097,992
(80,625)	(2,235,848)	(91,255)	(6,668)	(4,324)
3,733,999	456,289,025	9,963,488	17,439,556	3,093,668

(6,314,928)	(330,798,664)	(14,184,055)	1,978,263	15,159,139
(1,576)	(32,340)	1,324	(1,691)	(1,692)

(6,316,504)	(330,831,004)	(14,182,731)	1,976,572	15,157,447
(2,582,505)	125,458,021	(4,219,243)	19,416,128	18,251,115

$(1,407,360)	$246,050,496	$(3,278,503)	$20,727,055	$18,773,566
$215,111	$24,015,808	$248,423	$120,367	$76,408
$—	$10,084,618	$275,757	$—	$—

$—	$1,761,733	$82,807	$—	$—
$572	$1,072	$1,100	$10	$—

Annual Report   191

For the Year Ended December 31, 2021	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends#
Unaffiliated issuers	$196,791,283	$105,187
Non-controlled affiliated issuers (Note 5)	142,909,826	—
Non-cash income	43,207,254	302,586
Total investment income*	382,908,363	407,773
Expenses
Management fees (Note 3)	71,573,295	104,741
Custodian fees	1,340,661	43,595
Professional services	749,564	41,986
Administration fees	741,207	21,746
Distribution fees (Open Shares)	734,790	529
Shareholders’ services	485,537	8,860
Directors’ fees and expenses	393,558	5,005
Shareholders’ reports	355,363	4,069
Registration fees	158,526	33,801
Other^	193,581	3,150
Total gross expenses	76,726,082	267,482
Management fees waived and expenses reimbursed	—	(134,131)
Total net expenses	76,726,082	133,351
Net investment income (loss)	306,182,281	274,422
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	256,723,104	448,541
Non-controlled affiliated issuers (Note 5)	(18,856,964)	—
Foreign currency transactions	(815,547)	1,996
Forward currency contracts	325,748,503	—
Total net realized gain (loss)	562,799,096	450,537
Net change in unrealized appreciation (depreciation) on:
Investments†	634,101,636	1,113,010
Non-controlled affiliated issuers (Note 5)	(45,741,160)	—
Foreign currency translations	(354,644)	(563)
Forward currency contracts	(23,107,715)	—
Total net change in unrealized appreciation (depreciation)	564,898,117	1,112,447
Net realized and unrealized gain (loss)	1,127,697,213	1,562,984
Net increase (decrease) in net assets resulting from operations	$1,433,879,494	$1,837,406
* Net of foreign withholding taxes of	$(8,842,436)	$56,172
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$—	$24
#	Dividend income for Lazard Global Listed Infrastructure Portfolio includes $20,893,921 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $12,051,485. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

192   Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio

$91,781	$76,606,517	$2,011,010	$70,899	$387,074
—	—	—	—	—
6,812	25,401,939	1,054,650	60,269	25,745
98,593	102,008,456	3,065,660	131,168	412,819

18,640	19,022,446	576,700	24,442	239,965
51,511	605,835	83,096	35,756	46,690
30,356	309,586	34,689	37,662	39,854
20,359	301,409	31,090	20,382	23,999
327	295,759	7,664	111	842
9,057	114,729	12,988	8,711	9,643
5,084	148,502	9,506	4,940	6,247
2,301	47,504	7,372	2,070	—
33,622	82,177	14,470	21,809	29,848
32	55,428	5,389	23	4,677
171,289	20,983,375	782,964	155,906	401,765
(145,121)	(16,669)	(3,382)	(126,745)	(128,729)
26,168	20,966,706	779,582	29,161	273,036
72,425	81,041,750	2,286,078	102,007	139,783

363,757	390,110,348	4,425,352	331,454	1,132,874
—	—	—	—	—
(438)	(904,137)	(19,542)	(1,770)	(18,273)
—	—	—	—	—
363,319	389,206,211	4,405,810	329,684	1,114,601

(74,233)	(306,584,875)	(3,717,004)	(224,293)	1,030,661
—	—	—	—	—
(275)	(338,118)	(10,106)	(965)	(312)
—	—	—	—	—

(74,508)	(306,922,993)	(3,727,110)	(225,258)	1,030,349
288,811	82,283,218	678,700	104,426	2,144,950

$361,236	$163,324,968	$2,964,778	$206,433	$2,284,733
$9,503	$(139,178)	$374,066	$8,527	$51,155
$—	$109,751	$—	$—	$—

$—	$(313,372)	$(33,324)	$—	$—
$—	$2,257	$174	$—	$4
#	Dividend income for Lazard International Equity Portfolio includes $7,834,493 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $7,695,315. Refer to Note 2(b) in the Notes to Financial Statements for further information.

Annual Report   193

For the Year Ended December 31, 2021	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio
Investment Income (Loss)

Income
Dividends#	$874,314	$171,048,989
Non-cash income	—	82,783,363
Total investment income*	874,314	253,832,352

Expenses
Management fees (Note 3)	268,579	48,112,815
Custodian fees	79,755	1,372,685
Distribution fees (Open Shares)	33,090	1,289,155
Administration fees	24,476	621,204
Professional services	20,333	555,320
Directors’ fees and expenses	6,929	313,542
Shareholders’ services	9,890	282,731
Registration fees	30,093	167,968
Shareholders’ reports	1,681	33,893
Amortization of offering costs (Note 2(f))	—	—
Other^	5,447	166,655
Total gross expenses	480,273	52,915,968
Management fees waived and expenses reimbursed	(45,841)	(4,745)
Total net expenses	434,432	52,911,223
Net investment income (loss)	439,882	200,921,129

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	9,127,933	243,770,355
Foreign currency transactions	(20,077)	(524,928)
Total net realized gain (loss)	9,107,856	243,245,427
Net change in unrealized appreciation (depreciation) on:
Investments†	(4,935,631)	(100,057,604)
Foreign currency translations	(4,470)	(692,468)
Total net change in unrealized appreciation (depreciation)	(4,940,101)	(100,750,072)
Net realized and unrealized gain (loss)	4,167,755	142,495,355
Net increase (decrease) in net assets resulting from operations	$4,607,637	$343,416,484
* Net of foreign withholding taxes of	$66,298	$(7,630,935)
** Net of foreign capital gains taxes of	$8,681	$13,560
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$8,994	$167,964
^ Includes interest on line of credit of	$187	$—
#	Dividend income for Lazard International Small Cap Equity Portfolio and Lazard International Strategic Equity Portfolio includes $61,281 and $21,085,000, respectively, of refunds received as a result of European Union dividend withholding tax reclaim filings. The amounts of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $127,579 and $13,454,065, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

194   Annual Report

Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio

$666,580	$22,207,776	$870,036	$1,115,446	$160,173
—	—	—	—	—
666,580	22,207,776	870,036	1,115,446	160,173

168,221	13,644,306	388,332	851,316	81,262
56,236	235,497	44,877	65,294	32,881
202	90,030	3,640	29,518	1,017
23,505	242,920	31,827	37,189	21,694
37,487	163,951	15,928	40,869	26,629
5,788	100,058	6,221	10,164	5,610
9,814	100,200	12,240	15,202	7,510
32,991	77,682	31,775	39,343	34,167
3,113	129,393	5,180	4,137	8,211
—	—	—	10,707	65,721
3,958	50,791	5,399	5,058	829
341,315	14,834,828	545,419	1,108,797	285,531
(129,981)	(2,912)	(46,799)	(12,586)	(182,936)
211,334	14,831,916	498,620	1,096,211	102,595
455,246	7,375,860	371,416	19,235	57,578

2,838,546	298,140,654	2,732,490	22,249,252	259,323
(1,285)	—	—	—	—
2,837,261	298,140,654	2,732,490	22,249,252	259,323

1,447,818	140,441,179	13,333,759	(2,365,273)	3,120,821
(1,226)	—	—	—	—
1,446,592	140,441,179	13,333,759	(2,365,273)	3,120,821
4,283,853	438,581,833	16,066,249	19,883,979	3,380,144

$4,739,099	$445,957,693	$16,437,665	$19,903,214	$3,437,722
$42,904	$—	$—	$—	$—
$—	$—	$—	$—	$—

$—	$—	$—	$—	$—
$505	$1,063	$9	$—	$—

Annual Report   195

For the Year Ended December 31, 2021	Lazard US Systematic Small Cap Equity Portfolio (a)
Investment Income (Loss)

Income
Dividends	$13,504
Non-cash income	766
Total investment income*	14,270

Expenses
Amortization of offering costs (Note 2(f))	22,299
Professional services	21,500
Custodian fees	7,000
Management fees (Note 3)	4,357
Shareholders’ reports	4,203
Administration fees	3,446
Shareholders’ services	3,100
Registration fees	3,025
Directors’ fees and expenses	879
Organization expenses (Note 2(f))	660
Distribution fees (Open Shares)	48
Total gross expenses	70,517
Management fees waived and expenses reimbursed	(64,867)
Total net expenses	5,650
Net investment income (loss)	8,620

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on Investments	11,440
Total net realized gain (loss)	11,440
Net change in unrealized appreciation (depreciation) on investments	61,890
Total net change in unrealized appreciation (depreciation)	61,890
Net realized and unrealized gain (loss)	73,330
Net increase (decrease) in net assets resulting from operations	$81,950
* Net of foreign withholding taxes of	$247
(a)	From the Portfolio’s commencement of operations on October 29, 2021

The accompanying notes are an integral part of these financial statements.

196   Annual Report

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Annual Report   197

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard
	Developing Markets Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$535,821	$575,171
Net realized gain (loss)	2,234,077	930,466
Net change in unrealized appreciation (depreciation)	(23,292,772)	19,662,599
Net increase (decrease) in net assets resulting from operations	(20,522,874)	21,168,236
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,516,068)	(500,286)
Open Shares	(70,702)	(23,947)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(1,586,770)	(524,233)
Capital stock transactions
Net proceeds from sales
Institutional Shares	52,260,422	33,579,728
Open Shares	4,865,685	3,336,260
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,208,264	389,550
Open Shares	62,092	21,686
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(74,730,015)	(88,565,915)
Open Shares	(4,547,349)	(4,209,453)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(20,880,901)	(55,448,144)
Total increase (decrease) in net assets	(42,990,545)	(34,804,141)
Net assets at beginning of period	200,603,376	235,407,517
Net assets at end of period	$157,612,831	$200,603,376

The accompanying notes are an integral part of these financial statements.

198   Annual Report

Lazard Emerging		Lazard Emerging
Markets Core Equity Portfolio		Markets Equity Advantage Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

$1,239,180	$1,250,970	$1,175,145	$158,883
9,732,694	(15,263,829)	3,733,999	861,107
(31,673,211)	36,380,293	(6,316,504)	4,663,904
(20,701,337)	22,367,434	(1,407,360)	5,683,894

(1,210,128)	(1,248,908)	(5,115,729)	(250,704)
(9,228)	(6,940)	(118,907)	(6,176)
(3,617)	(3,206)	—	—
(1,222,973)	(1,259,054)	(5,234,636)	(256,880)

50,845,441	53,105,750	47,141,565	17,937,030
2,306,794	1,691,273	4,665,435	608,209
36,357	62,330	—	—
1,162,680	1,200,626	5,115,729	250,704
8,896	6,902	118,907	6,176
3,617	3,206	—	—
(83,623,051)	(62,957,718)	(4,956,704)	(4,770,498)
(2,488,441)	(1,705,658)	(4,699,211)	(1,037,074)
(211,190)	(158,910)	—	—
(31,958,897)	(8,752,199)	47,385,721	12,994,547
(53,883,207)	12,356,181	40,743,725	18,421,561
212,590,855	200,234,674	28,773,576	10,352,015
$158,707,648	$212,590,855	$69,517,301	$28,773,576

Annual Report   199

	Lazard
	Developing Markets Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	11,013,865	15,534,848
Shares sold	2,988,029	2,536,944
Shares issued to shareholders from reinvestment of distributions	78,503	27,818
Shares redeemed	(4,442,465)	(7,085,745)
Net increase (decrease)	(1,375,933)	(4,520,983)
Shares outstanding at end of period	9,637,932	11,013,865
Open Shares
Shares outstanding at beginning of period	575,985	643,853
Shares sold	295,291	242,484
Shares issued to shareholders from reinvestment of distributions	4,053	1,556
Shares redeemed	(274,795)	(311,908)
Net increase (decrease)	24,549	(67,868)
Shares outstanding at end of period	600,534	575,985
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

200   Annual Report

Lazard Emerging		Lazard Emerging
Markets Core Equity Portfolio		Markets Equity Advantage Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

15,971,095	16,728,969	2,022,986	775,852
3,931,923	5,299,853	3,256,474	1,609,818
100,591	95,867	397,695	19,017
(6,482,959)	(6,153,594)	(354,703)	(381,701)
(2,450,445)	(757,874)	3,299,466	1,247,134
13,520,650	15,971,095	5,322,452	2,022,986

194,354	206,183	63,491	98,083
176,646	152,220	329,650	58,240
768	559	9,268	469
(188,578)	(164,608)	(326,388)	(93,301)
(11,164)	(11,829)	12,530	(34,592)
183,190	194,354	76,021	63,491

41,454	50,582	—	—
2,728	5,652	—	—
313	255	—	—
(17,630)	(15,035)	—	—
(14,589)	(9,128)	—	—
26,865	41,454	—	—

Annual Report   201

	Lazard Emerging
	Markets Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$120,592,475	$119,586,487
Net realized gain (loss)	456,289,025	(426,812,130)
Net change in unrealized appreciation (depreciation)	(330,831,004)	(347,937,082)
Net increase (decrease) in net assets resulting from operations	246,050,496	(655,162,725)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(159,751,886)	(92,081,985)
Open Shares	(16,684,053)	(8,363,930)
R6 Shares	(689,358)	(1,004,977)
Net decrease in net assets resulting from distributions	(177,125,297)	(101,450,892)
Capital stock transactions
Net proceeds from sales
Institutional Shares	956,710,099	846,924,581
Open Shares	68,488,391	40,640,285
R6 Shares	3,700,364	14,719,078
Net proceeds from reinvestment of distributions
Institutional Shares	151,053,474	88,030,506
Open Shares	16,468,567	8,264,600
R6 Shares	299,282	847,221
Cost of shares redeemed
Institutional Shares	(1,822,322,913)	(3,083,569,274)
Open Shares	(141,191,852)	(453,247,114)
R6 Shares	(18,710,896)	(135,610,119)
Net increase (decrease) in net assets from capital stock transactions	(785,505,484)	(2,673,000,236)
Total increase (decrease) in net assets	(716,580,285)	(3,429,613,853)
Net assets at beginning of period	4,369,498,265	7,799,112,118
Net assets at end of period	$3,652,917,980	$4,369,498,265

The accompanying notes are an integral part of these financial statements.

202   Annual Report

Lazard Emerging Markets
Strategic Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

$940,740	$903,767	$1,310,927	$616,928
9,963,488	(2,308,597)	17,439,556	(1,412,138)
(14,182,731)	7,730,722	1,976,572	12,204,242
(3,278,503)	6,325,892	20,727,055	11,409,032

(721,332)	(902,733)	(14,253,601)	(1,012,397)
(29,982)	(38,967)	(15,148)	(1,121)
—	—	—	—
(751,314)	(941,700)	(14,268,749)	(1,013,518)

8,602,187	13,037,212	8,142,721	66,915,810
999,414	447,062	89,499	33,698
—	—	—	—
707,559	889,530	14,253,601	1,012,397
29,167	38,190	15,148	1,121
—	—	—	—
(22,613,433)	(41,254,117)	(15,135,877)	(26,514,732)
(1,902,152)	(2,493,332)	(151,272)	(183,641)
—	—	—	—
(14,177,258)	(29,335,455)	7,213,820	41,264,653
(18,207,075)	(23,951,263)	13,672,126	51,660,167
78,424,875	102,376,138	91,849,445	40,189,278
$60,217,800	$78,424,875	$105,521,571	$91,849,445

Annual Report   203

	Lazard Emerging
	Markets Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	217,598,338	359,649,575
Shares sold	50,172,346	55,904,093
Shares issued to shareholders from reinvestment of distributions	8,290,244	5,536,608
Shares redeemed	(95,562,695)	(203,491,938)
Net increase (decrease)	(37,100,105)	(142,051,237)
Shares outstanding at end of period	180,498,233	217,598,338
Open Shares
Shares outstanding at beginning of period	22,707,741	50,941,578
Shares sold	3,539,036	2,571,349
Shares issued to shareholders from reinvestment of distributions	876,315	509,353
Shares redeemed	(7,237,709)	(31,314,539)
Net increase (decrease)	(2,822,358)	(28,233,837)
Shares outstanding at end of period	19,885,383	22,707,741
R6 Shares
Shares outstanding at beginning of period	1,310,139	9,977,898
Shares sold	196,315	1,007,773
Shares issued to shareholders from reinvestment of distributions	16,436	54,837
Shares redeemed	(978,080)	(9,730,369)
Net increase (decrease)	(765,329)	(8,667,759)
Shares outstanding at end of period	544,810	1,310,139

The accompanying notes are an integral part of these financial statements.

204   Annual Report

Lazard Emerging Markets
Strategic Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

5,390,573	7,913,478	9,016,463	3,919,193
616,289	1,164,850	719,088	8,314,466
55,484	67,134	1,336,289	102,163
(1,611,972)	(3,754,889)	(1,291,395)	(3,319,359)
(940,199)	(2,522,905)	763,982	5,097,270
4,450,374	5,390,573	9,780,445	9,016,463

290,075	488,799	12,708	30,624
70,220	37,429	7,463	4,284
2,278	2,871	1,421	113
(134,270)	(239,024)	(12,971)	(22,313)
(61,772)	(198,724)	(4,087)	(17,916)
228,303	290,075	8,621	12,708

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report   205

	Lazard Global Equity Select Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$522,451	$317,684
Net realized gain (loss)	3,093,668	9,730,399
Net change in unrealized appreciation (depreciation)	15,157,447	8,086,380
Net increase (decrease) in net assets resulting from operations	18,773,566	18,134,463
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(4,303,883)	(3,043,294)
Open Shares	(58,304)	(35,091)
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(4,362,187)	(3,078,385)
Capital stock transactions
Net proceeds from sales
Institutional Shares	15,911,457	57,343,908
Open Shares	421,016	414,176
Net proceeds from reinvestment of distributions
Institutional Shares	4,260,522	3,031,617
Open Shares	58,304	35,091
Cost of shares redeemed
Institutional Shares	(16,880,543)	(64,939,018)
Open Shares	(271,978)	(355,466)
Net increase (decrease) in net assets from capital stock transactions	3,498,778	(4,469,692)
Total increase (decrease) in net assets	17,910,157	10,586,386
Net assets at beginning of period	93,575,829	82,989,443
Net assets at end of period	$111,485,986	$93,575,829

The accompanying notes are an integral part of these financial statements.

206   Annual Report

Lazard Global		Lazard Global
Listed Infrastructure Portfolio		Strategic Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

$306,182,281	$136,832,780	$274,422	$7,620
562,799,096	(241,911,502)	450,537	174,646
564,898,117	(320,607,336)	1,112,447	562,865
1,433,879,494	(425,686,058)	1,837,406	745,131

(445,280,768)	(146,650,767)	(723,599)	(123,283)
(17,469,224)	(7,331,111)	(8,321)	(5,397)
—	(34,264,854)	—	—
—	(1,712,909)	—	—
(462,749,992)	(189,959,641)	(731,920)	(128,680)

2,105,406,878	2,811,013,767	13,182,269	253,851
45,133,550	97,410,328	39,814	23,248
367,039,859	137,048,805	723,599	123,283
17,173,844	8,929,119	8,321	5,397
(3,390,031,626)	(2,357,774,296)	(1,562,222)	(77,247)
(104,401,284)	(209,443,477)	(45,662)	(13,133)
(959,678,779)	487,184,246	12,346,119	315,399
11,450,723	(128,461,453)	13,451,605	931,850
7,597,437,005	7,725,898,458	4,260,308	3,328,458
$7,608,887,728	$7,597,437,005	$17,711,913	$4,260,308

Annual Report   207

	Lazard Global Equity Select Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	5,662,503	5,634,353
Shares sold	893,399	4,228,592
Shares issued to shareholders from reinvestment of distributions	230,274	188,886
Shares redeemed	(928,697)	(4,389,328)
Net increase (decrease)	194,976	28,150
Shares outstanding at end of period	5,857,479	5,662,503
Open Shares
Shares outstanding at beginning of period	70,899	64,021
Shares sold	22,810	28,090
Shares issued to shareholders from reinvestment of distributions	3,150	2,185
Shares redeemed	(14,680)	(23,397)
Net increase (decrease)	11,280	6,878
Shares outstanding at end of period	82,179	70,899

*	Shares and shares transactions were adjusted to reflect 1:5 reverse stock split effective November 17, 2020.

The accompanying notes are an integral part of these financial statements.

208   Annual Report

Lazard Global		Lazard Global
Listed Infrastructure Portfolio		Strategic Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

497,500,386	461,276,357	336,354	309,023	*
135,453,262	194,182,619	1,024,819	24,511	*
22,720,015	10,363,887	54,298	10,552	*
(212,753,106)	(168,322,477)	(118,108)	(7,732	)*
(54,579,829)	36,224,029	961,009	27,331	*
442,920,557	497,500,386	1,297,363	336,354	*

20,993,761	28,396,647	15,347	14,046	*
2,904,083	6,691,684	3,136	2,123	*
1,061,731	677,742	630	466	*
(6,765,298)	(14,772,312)	(3,400)	(1,288	)*
(2,799,484)	(7,402,886)	366	1,301	*
18,194,277	20,993,761	15,713	15,347

Annual Report   209

	Lazard International
	Equity Advantage Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$72,425	$50,787
Net realized gain (loss)	363,319	(134,244)
Net change in unrealized appreciation (depreciation)	(74,508)	211,107
Net increase (decrease) in net assets resulting from operations	361,236	127,650
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(136,304)	(48,006)
Open Shares	(6,138)	(2,025)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(142,442)	(50,031)
Capital stock transactions
Net proceeds from sales
Institutional Shares	40,901	—
Open Shares	5	—
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	136,304	48,006
Open Shares	6,138	2,025
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(3,098)	(57,767)
Open Shares	(5)	—
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	180,245	(7,736)
Total increase (decrease) in net assets	399,039	69,883
Net assets at beginning of period	2,591,090	2,521,207
Net assets at end of period	$2,990,129	$2,591,090

The accompanying notes are an integral part of these financial statements.

210   Annual Report

Lazard International		Lazard International
Equity Portfolio		Equity Select Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

$81,041,750	$31,982,942	$2,286,078	$937,142
389,206,211	(22,368,369)	4,405,810	(1,780,411)
(306,922,993)	259,570,688	(3,727,110)	7,062,981
163,324,968	269,185,261	2,964,778	6,219,712

(253,995,902)	(28,031,055)	(2,615,190)	(898,108)
(15,297,137)	(2,010,258)	(123,856)	(20,139)
(17,839,297)	(1,244,237)	—	—
(287,132,336)	(31,285,550)	(2,739,046)	(918,247)

383,144,673	829,447,085	18,472,160	23,196,482
21,198,302	52,835,440	3,372,556	1,529,531
42,310,511	55,056,018	—	—
213,278,530	25,025,241	2,516,085	874,186
11,284,238	1,799,295	122,927	19,885
17,766,875	1,241,734	—	—
(1,737,109,035)	(749,116,212)	(34,552,279)	(30,557,726)
(51,535,133)	(206,597,466)	(2,198,410)	(1,462,806)
(62,688,011)	(44,843,974)	—	—
(1,162,349,050)	(35,152,839)	(12,266,961)	(6,400,448)
(1,286,156,418)	202,746,872	(12,041,229)	(1,098,983)
3,062,650,113	2,859,903,241	94,988,838	96,087,821
$1,776,493,695	$3,062,650,113	$82,947,609	$94,988,838

Annual Report   211

	Lazard International
	Equity Advantage Portfolio
	Year Ended		Year Ended
	December 31,		December 31,
	2021		2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	239,526		241,125
Shares sold	3,462		—
Shares issued to shareholders from reinvestment of distributions	12,333		4,784
Shares redeemed		(270)	(6,383)
Net increase (decrease)	15,525		(1,599)
Shares outstanding at end of period	255,051		239,526
Open Shares
Shares outstanding at beginning of period	11,520		11,318
Shares sold	—	#	—
Shares issued to shareholders from reinvestment of distributions	555		202
Shares redeemed	—	#	—
Net increase (decrease)	555		202
Shares outstanding at end of period	12,075		11,520
R6 Shares
Shares outstanding at beginning of period	—		—
Shares sold	—		—
Shares issued to shareholders from reinvestment of distributions	—		—
Shares redeemed	—		—
Net increase (decrease)	—		—
Shares outstanding at end of period	—		—

#	Shares values are less than 1

The accompanying notes are an integral part of these financial statements.

212   Annual Report

Lazard International		Lazard International
Equity Portfolio		Equity Select Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

140,490,643	134,082,503	7,993,045	8,707,246
18,535,338	50,874,540	1,557,162	2,451,854
11,911,077	1,327,534	221,097	77,913
(83,799,343)	(45,793,934)	(2,924,834)	(3,243,968)
(53,352,928)	6,408,140	(1,146,575)	(714,201)
87,137,715	140,490,643	6,846,470	7,993,045

5,960,372	13,658,790	247,615	231,629
1,039,570	3,165,143	286,138	156,101
621,271	95,416	10,745	1,763
(2,506,632)	(10,958,977)	(184,303)	(141,878)
(845,791)	(7,698,418)	112,580	15,986
5,114,581	5,960,372	360,195	247,615

6,473,822	5,788,801	—	—
2,031,145	3,191,487	—	—
995,068	65,933	—	—
(3,027,600)	(2,572,399)	—	—
(1,387)	685,021	—	—
6,472,435	6,473,822	—	—

Annual Report   213

	Lazard
	International Equity Value Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$102,007	$47,772
Net realized gain (loss)	329,684	10,261
Net change in unrealized appreciation (depreciation)	(225,258)	(296,859)
Net increase from payments by affiliates	—	88,959
Net increase (decrease) in net assets resulting from operations	206,433	(149,867)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(135,040)	(58,054)
Open Shares	(1,822)	(741)
Net decrease in net assets resulting from distributions	(136,862)	(58,795)
Capital stock transactions
Net proceeds from sales
Institutional Shares	216,550	2,686,850
Open Shares	2,783	9,981
Net proceeds from reinvestment of distributions
Institutional Shares	135,040	58,054
Open Shares	1,790	680
Cost of shares redeemed
Institutional Shares	(173,491)	(12,992,331)
Open Shares	(4,462)	(77,178)
Net increase (decrease) in net assets from capital stock transactions	178,210	(10,313,944)
Total increase (decrease) in net assets	247,781	(10,522,606)
Net assets at beginning of period	2,750,897	13,273,503
Net assets at end of period	$2,998,678	$2,750,897

The accompanying notes are an integral part of these financial statements.

214   Annual Report

Lazard		Lazard
International Quality Growth Portfolio		International Small Cap Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

$139,783	$13,507	$439,882	$216,390
1,114,601	89,062	9,107,856	547,329
1,030,349	1,555,029	(4,940,101)	2,270,963
—	—	—	—
2,284,733	1,657,598	4,607,637	3,034,682

(1,250,451)	(84,866)	(4,264,944)	(729,812)
(6,304)	(2,354)	(3,483,346)	(274,269)
(1,256,755)	(87,220)	(7,748,290)	(1,004,081)

50,450,611	5,094,900	4,617,643	6,686,012
94,898	265,673	1,560,153	1,357,370
1,250,451	84,866	4,244,754	728,414
6,304	2,354	3,417,384	269,502
(713,404)	(208,991)	(22,623,777)	(17,662,848)
(79,883)	(12,636)	(3,519,994)	(8,911,562)
51,008,977	5,226,166	(12,303,837)	(17,533,112)
52,036,955	6,796,544	(15,444,490)	(15,502,511)
10,764,251	3,967,707	41,955,188	57,457,699
$62,801,206	$10,764,251	$26,510,698	$41,955,188

Annual Report   215

	Lazard
	International Equity Value Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	289,650	1,319,964
Shares sold	21,167	273,087
Shares issued to shareholders from reinvestment of distributions	14,158	6,508
Shares redeemed	(17,385)	(1,309,909)
Net increase (decrease)	17,940	(1,030,314)
Shares outstanding at end of period	307,590	289,650
Open Shares
Shares outstanding at beginning of period	4,300	14,189
Shares sold	278	1,262
Shares issued to shareholders from reinvestment of distributions	188	76
Shares redeemed	(444)	(11,227)
Net increase (decrease)	22	(9,889)
Shares outstanding at end of period	4,322	4,300

The accompanying notes are an integral part of these financial statements.

216    Annual Report

Lazard		Lazard
International Quality Growth Portfolio		International Small Cap Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

671,884	311,939	2,175,223	3,090,617
3,014,033	370,047	315,085	589,232
75,374	5,572	387,502	63,230
(42,818)	(15,674)	(1,554,926)	(1,567,856)
3,046,589	359,945	(852,339)	(915,394)
3,718,473	671,884	1,322,884	2,175,223

18,777	771	931,724	1,622,591
5,628	18,836	109,245	121,575
382	155	312,163	23,374
(4,841)	(985)	(267,785)	(835,816)
1,169	18,006	153,623	(690,867)
19,946	18,777	1,085,347	931,724

Annual Report   217

	Lazard
	International Strategic Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$200,921,129	$61,471,034
Net realized gain (loss)	243,245,427	(40,723,514)
Net change in unrealized appreciation (depreciation)	(100,750,072)	413,060,145
Net increase (decrease) in net assets resulting from operations	343,416,484	433,807,665
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(371,347,485)	(53,074,159)
Open Shares	(30,723,600)	(4,116,579)
R6 Shares	(7,937,887)	(1,190,335)
Return of capital
Institutional Shares	(101,625,202)	—
Open Shares	(8,228,846)	—
R6 Shares	(2,172,377)	—
Net decrease in net assets resulting from distributions	(522,035,397)	(58,381,073)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,150,537,246	867,984,229
Open Shares	67,454,415	109,837,899
R6 Shares	7,162,815	6,884,808
Net proceeds from reinvestment of distributions
Institutional Shares	448,404,862	49,928,530
Open Shares	36,546,493	3,877,654
R6 Shares	9,942,857	1,163,760
Cost of shares redeemed
Institutional Shares	(990,293,303)	(1,489,992,288)
Open Shares	(168,625,826)	(288,996,541)
R6 Shares	(8,192,483)	(18,963,448)
Net increase (decrease) in net assets from capital stock transactions	552,937,076	(758,275,397)
Total increase (decrease) in net assets	374,318,163	(382,848,805)
Net assets at beginning of period	5,924,574,787	6,307,423,592
Net assets at end of period	$6,298,892,950	$5,924,574,787

The accompanying notes are an integral part of these financial statements.

218   Annual Report

Lazard		Lazard
Managed Equity Volatility Portfolio		US Equity Concentrated Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

$455,246	$556,115	$7,375,860	$11,826,884
2,837,261	(1,486,977)	298,140,654	44,140,640
1,446,592	(960,609)	140,441,179	276,752,935
4,739,099	(1,891,471)	445,957,693	332,720,459

(1,898,603)	(562,392)	(262,821,100)	(31,466,690)
(5,036)	(1,918)	(4,727,403)	(474,468)
—	—	(363,056)	(35,269)
—	—	—	—
—	—	—	—
—	—	—	—
(1,903,639)	(564,310)	(267,911,559)	(31,976,427)

7,970,630	3,728,503	321,688,811	832,814,325
955	7,770	5,568,105	7,487,780
—	—	6,623	39,699
1,682,281	527,907	244,348,427	29,424,137
5,036	1,918	4,618,990	465,481
—	—	362,958	35,269
(7,176,588)	(10,447,520)	(733,616,650)	(496,523,782)
(3,910)	(134,993)	(12,293,864)	(21,891,108)
—	—	(29,538)	(133,537)

2,478,404	(6,316,415)	(169,346,138)	351,718,264
5,313,864	(8,772,196)	8,699,996	652,462,296
25,813,712	34,585,908	1,972,902,259	1,320,439,963
$31,127,576	$25,813,712	$1,981,602,255	$1,972,902,259

Annual Report   219

	Lazard
	International Strategic Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	313,114,237	357,911,733
Shares sold	64,623,204	63,824,929
Shares issued to shareholders from reinvestment of distributions	27,801,571	3,094,195
Shares redeemed	(56,512,040)	(111,716,620)
Net increase (decrease)	35,912,735	(44,797,496)
Shares outstanding at end of period	349,026,972	313,114,237
Open Shares
Shares outstanding at beginning of period	31,509,845	43,939,513
Shares sold	3,784,216	8,170,528
Shares issued to shareholders from reinvestment of distributions	2,243,494	239,698
Shares redeemed	(9,660,450)	(20,839,894)
Net increase (decrease)	(3,632,740)	(12,429,668)
Shares outstanding at end of period	27,877,105	31,509,845
R6 Shares
Shares outstanding at beginning of period	7,044,138	7,802,421
Shares sold	405,424	482,711
Shares issued to shareholders from reinvestment of distributions	616,082	72,070
Shares redeemed	(459,496)	(1,313,064)
Net increase (decrease)	562,010	(758,283)
Shares outstanding at end of period	7,606,148	7,044,138

The accompanying notes are an integral part of these financial statements.

220   Annual Report

Lazard		Lazard
Managed Equity Volatility Portfolio		US Equity Concentrated Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020

2,184,318	2,714,105	107,284,843	75,485,283
614,142	339,588	15,965,414	61,909,549
129,002	45,732	12,544,478	1,653,980
(570,249)	(915,107)	(37,148,580)	(31,763,969)
172,895	(529,787)	(8,638,688)	31,799,560
2,357,213	2,184,318	98,646,155	107,284,843

6,488	18,298	1,888,783	2,759,073
73	693	272,288	471,205
387	167	234,873	25,961
(319)	(12,670)	(602,499)	(1,367,456)
141	(11,810)	(95,338)	(870,290)
6,629	6,488	1,793,445	1,888,783

—	—	120,303	123,837
—	—	325	2,646
—	—	18,578	1,978
—	—	(1,522)	(8,158)
—	—	17,381	(3,534)
—	—	137,684	120,303

Annual Report   221

	Lazard
	US Equity Focus Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase in Net Assets

Operations
Net investment income (loss)	$371,416	$378,730
Net realized gain (loss)	2,732,490	3,423,426
Net change in unrealized appreciation (depreciation)	13,333,759	4,304,928
Net increase (decrease) in net assets resulting from operations	16,437,665	8,107,084
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(2,341,356)	(1,576,592)
Open Shares	(83,281)	(62,169)
R6 Shares	(2,019,972)	(978,148)
Net decrease in net assets resulting from distributions	(4,444,609)	(2,616,909)
Capital stock transactions
Net proceeds from sales
Institutional Shares	5,400,355	1,198,572
Open Shares	16,560	49,836
R6 Shares	16,666,565	11,195,761
Net proceeds from reinvestment of distributions
Institutional Shares	2,316,382	1,575,875
Open Shares	82,695	61,322
R6 Shares	2,018,035	978,148
Cost of shares redeemed
Institutional Shares	(2,454,548)	(7,184,723)
Open Shares	(75,448)	(68,642)
R6 Shares	(8,682,494)	(4,575,266)
Net increase (decrease) in net assets from capital stock transactions	15,288,102	3,230,883
Total increase (decrease) in net assets	27,281,158	8,721,058
Net assets at beginning of period	53,107,751	44,386,693
Net assets at end of period	$80,388,909	$53,107,751

(a)	The Portfolio commenced operations on June 30, 2020

The accompanying notes are an integral part of these financial statements.

222   Annual Report

Lazard		Lazard
US Small-Mid Cap Equity Portfolio		US Sustainable Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020(a)

$19,235	$302,781	$57,578	$30,063
22,249,252	(4,631,410)	259,323	61,946
(2,365,273)	9,989,695	3,120,821	1,719,335
19,903,214	5,661,066	3,437,722	1,811,344

(13,165,718)	(689,524)	(299,354)	(62,973)
(1,602,028)	(79,756)	(10,422)	(393)
(99,135)	(4,077)	—	—
(14,866,881)	(773,357)	(309,776)	(63,366)

24,647,589	41,076,855	12,000	9,704,139
1,109,317	1,508,700	467,727	105,500
151,641	710,287	—	—
12,992,400	684,306	299,354	62,973
1,540,062	73,301	10,422	393
99,135	4,077	—	—
(39,607,630)	(62,404,831)	(147,812)	(3,004)
(3,317,566)	(5,586,777)	(45,353)	—
(251,244)	(75,526)	—	—
(2,636,296)	(24,009,608)	596,338	9,870,001
2,400,037	(19,121,899)	3,724,284	11,617,979
103,632,413	122,754,312	11,617,979	—
$106,032,450	$103,632,413	$15,342,263	$11,617,979

Annual Report   223

	Lazard
	US Equity Focus Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	2,323,580	2,714,562
Shares sold	356,108	100,582
Shares issued to shareholders from reinvestment of distributions	146,606	122,119
Shares redeemed	(166,000)	(613,683)
Net increase (decrease)	336,714	(390,982)
Shares outstanding at end of period	2,660,294	2,323,580
Open Shares
Shares outstanding at beginning of period	95,597	92,372
Shares sold	1,083	4,311
Shares issued to shareholders from reinvestment of distributions	5,208	4,733
Shares redeemed	(4,832)	(5,819)
Net increase (decrease)	1,459	3,225
Shares outstanding at end of period	97,056	95,597
R6 Shares†
Shares outstanding at beginning of period	1,550,718	881,361
Shares sold	1,137,911	1,003,398
Shares issued to shareholders from reinvestment of distributions	127,643	75,523
Shares redeemed	(573,275)	(409,564)
Net increase (decrease)	692,279	669,357
Shares outstanding at end of period	2,242,997	1,550,718

†	The inception date for the US Small-Mid Cap Equity R6 Shares was January 8, 2020.
(a)	The Portfolio commenced operations on June 30, 2020

The accompanying notes are an integral part of these financial statements.

224   Annual Report

Lazard		Lazard
US Small-Mid Cap Equity Portfolio		US Sustainable Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2021	2020	2021	2020(a)

6,377,893	7,925,745	942,026	—
1,504,750	3,732,653	780	937,041
882,683	56,694	19,972	5,235
(2,452,537)	(5,337,199)	(9,885)	(250)
(65,104)	(1,547,852)	10,867	942,026
6,312,789	6,377,893	952,893	942,026

827,420	1,164,098	10,495	—
75,218	138,148	34,512	10,462
115,620	6,598	695	33
(221,973)	(481,424)	(3,249)	—
(31,135)	(336,678)	31,958	10,495
796,285	827,420	42,453	10,495

47,409	—	—	—
9,060	53,236	—	—
6,731	338	—	—
(15,271)	(6,165)	—	—
520	47,409	—	—
47,929	47,409	—	—

Annual Report   225

Lazard
US Systematic
Small Cap Equity
Year Ended December 31, 2021 (a)	Portfolio
Increase in Net Assets

Operations
Net investment income (loss)	$8,620
Net realized gain (loss)	11,440
Net change in unrealized appreciation (depreciation)	61,890
Net increase (decrease) in net assets resulting from operations	81,950
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(8,515)
Net decrease in net assets resulting from distributions	(8,515)
Capital stock transactions
Net proceeds from sales
Institutional Shares	3,903,086
Open Shares	117,325
Net proceeds from reinvestment of distributions
Institutional Shares	8,515
Net increase (decrease) in net assets from capital stock transactions	4,028,926
Total increase (decrease) in net assets	4,102,361
Net assets at beginning of period	—
Net assets at end of period	$4,102,361

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	—
Shares sold	387,263
Shares issued to shareholders from reinvestment of distributions	848
Net increase (decrease)	388,111
Shares outstanding at end of period	388,111

Open Shares
Shares outstanding at beginning of period	—
Shares sold	11,650
Net increase (decrease)	11,650
Shares outstanding at end of period	11,650

(a)	The Portfolio commenced operations on October 29, 2021

The accompanying notes are an integral part of these financial statements.

226   Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$17.31	$14.55	$11.42	$14.48	$10.28
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.04	0.08	0.11	0.03
Net realized and unrealized gain (loss)	(1.81)	2.76	3.13	(3.08)	4.20

Total from investment operations	(1.76)	2.80	3.21	(2.97)	4.23
Less distributions from:
Net investment income	(0.15)	(0.04)	(0.08)	(0.09)	(0.03)

Total distributions	(0.15)	(0.04)	(0.08)	(0.09)	(0.03)

Net asset value, end of period	$15.40	$17.31	$14.55	$11.42	$14.48

Total Return (b)	–10.14%	19.33%	28.17%	–20.58%	41.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$148,419	$190,689	$226,067	$215,120	$268,730
Ratios to average net assets:
Net expenses	1.15%	1.17%	1.16%	1.14%	1.18%
Gross expenses	1.15%	1.21%	1.16%	1.14%	1.18%
Net investment income (loss)	0.28%	0.33%	0.63%	0.83%	0.24%
Portfolio turnover rate	39%	57%	55%	63%	46%

The accompanying notes are an integral part of these financial statements.

Annual Report   227

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21		12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$17.21		$14.51	$11.36	$14.45	$10.28
Income (Loss) from investment operations:
Net investment income (loss) (a)	—	(c)	0.01	0.05	0.06	(0.02)
Net realized and unrealized gain (loss)	(1.78)		2.73	3.11	(3.06)	4.19

Total from investment operations	(1.78)		2.74	3.16	(3.00)	4.17
Less distributions from:
Net investment income	(0.12)		(0.04)	(0.01)	(0.09)	—

Total distributions	(0.12)		(0.04)	(0.01)	(0.09)	—

Net asset value, end of period	$15.31		$17.21	$14.51	$11.36	$14.45

Total Return (b)	–10.37%		18.97%	27.79%	–20.83%#	40.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,193		$9,914	$9,341	$7,263	$12,569
Ratios to average net assets:
Net expenses	1.40%		1.44%	1.46%	1.51%	1.58%
Gross expenses	1.45%		1.53%	1.55%	1.51%	1.58%
Net investment income (loss)	—	%(d)	0.04%	0.36%	0.42%	–0.17%
Portfolio turnover rate	39%		57%	55%	63%	46%

#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.07% impact on the total return of the Portfolio’s Open Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.
(d)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

228   Annual Report

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$13.12	$11.79	$9.89	$12.30	$8.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.08	0.20	0.16	0.11
Net realized and unrealized gain (loss)	(1.55)	1.33	1.93	(2.39)	3.45

Total from investment operations	(1.47)	1.41	2.13	(2.23)	3.56
Less distributions from:
Net investment income	(0.09)	(0.08)	(0.23)	(0.18)	(0.09)

Total distributions	(0.09)	(0.08)	(0.23)	(0.18)	(0.09)

Net asset value, end of period	$11.56	$13.12	$11.79	$9.89	$12.30

Total Return (b)	–11.21%	11.98%	21.59%	–18.12%	40.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$156,284	$209,503	$197,213	$207,955	$230,343
Ratios to average net assets (c):
Net expenses	1.16%	1.20%	1.18%	1.18%	1.20%
Gross expenses	1.16%	1.20%	1.18%	1.18%	1.20%
Net investment income (loss)	0.64%	0.70%	1.83%	1.44%	0.98%
Portfolio turnover rate	31%	23%	19%	30%	15%

The accompanying notes are an integral part of these financial statements.

Annual Report   229

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$13.09	$11.76	$9.87	$12.27	$8.81
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.04	0.16	0.11	0.06
Net realized and unrealized gain (loss)	(1.55)	1.33	1.92	(2.37)	3.45

Total from investment operations	(1.51)	1.37	2.08	(2.26)	3.51
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.19)	(0.14)	(0.05)

Total distributions	(0.05)	(0.04)	(0.19)	(0.14)	(0.05)

Net asset value, end of period	$11.53	$13.09	$11.76	$9.87	$12.27

Total Return (b)	–11.53%	11.66%	21.08%	–18.43%	39.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,113	$2,544	$2,425	$1,853	$1,828
Ratios to average net assets (c):
Net expenses	1.50%	1.50%	1.55%	1.58%	1.60%
Gross expenses	1.55%	1.62%	1.90%	2.00%	2.45%
Net investment income (loss)	0.34%	0.35%	1.48%	1.00%	0.56%
Portfolio turnover rate	31%	23%	19%	30%	15%

The accompanying notes are an integral part of these financial statements.

230   Annual Report

Selected data for a share of capital stock outstanding	Year Ended			For the Period 4/6/18* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$13.13	$11.80	$ 9.89	$12.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.07	0.20	0.14
Net realized and unrealized gain (loss)	(1.56)	1.34	1.94	(2.28)

Total from investment operations	(1.47)	1.41	2.14	(2.14)
Less distributions from:
Net investment income	(0.09)	(0.08)	(0.23)	(0.18)

Total distributions	(0.09)	(0.08)	(0.23)	(0.18)

Net asset value, end of period	$11.57	$13.13	$11.80	$ 9.89

Total Return (b)	–11.19%	11.97%	21.69%	–17.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 311	$ 544	$ 597	$ 494
Ratios to average net assets (c):
Net expenses	1.16%	1.20%	1.18%	1.16%
Gross expenses	1.91%	1.87%	3.23%	7.68%
Net investment income (loss)	0.66%	0.63%	1.80%	1.71%
Portfolio turnover rate	31%	23%	19%	30%

*	The inception date for the R6 Shares was April 6, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report   231

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$13.79	$11.84	$10.03	$12.27	$8.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.27	0.10	0.24	0.19	0.12
Net realized and unrealized gain (loss)	(0.15)	1.97	1.80	(2.19)	3.58

Total from investment operations	0.12	2.07	2.04	(2.00)	3.70
Less distributions from:
Net investment income	(0.22)	(0.10)	(0.23)	(0.22)	(0.13)
Net realized gains	(0.81)	(0.02)	—	— (b)	—
Return of capital	—	—	—	(0.02)	(0.01)

Total distributions	(1.03)	(0.12)	(0.23)	(0.24)	(0.14)

Net asset value, end of period	$12.88	$13.79	$11.84	$10.03	$12.27

Total Return (c)	0.96%	17.50%	20.34%	–16.23%	42.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,538	$27,898	$9,190	$3,107	$4,191
Ratios to average net assets:
Net expenses	0.93%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.21%	1.97%	3.19%	5.60%	6.29%
Net investment income (loss)	1.90%	0.87%	2.15%	1.59%	1.15%
Portfolio turnover rate	88%	91%	59%	61%	52%

The accompanying notes are an integral part of these financial statements.

232   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$13.79	$11.85	$10.04	$12.27	$8.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.09	0.21	0.16	0.08
Net realized and unrealized gain (loss)	(0.04)	1.93	1.79	(2.18)	3.58

Total from investment operations	0.08	2.02	2.00	(2.02)	3.66
Less distributions from:
Net investment income	(0.18)	(0.06)	(0.19)	(0.19)	(0.09)
Net realized gains	(0.81)	(0.02)	—	— (b)	—
Return of capital	—	—	—	(0.02)	(0.01)

Total distributions	(0.99)	(0.08)	(0.19)	(0.21)	(0.10)

Net asset value, end of period	$12.88	$13.79	$11.85	$10.04	$12.27

Total Return (c)	0.63%	17.10%	19.97%	–16.40%	42.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 979	$876	$1,162	$ 476	$356
Ratios to average net assets:
Net expenses	1.25%	1.35%	1.38%	1.40%	1.40%
Gross expenses	1.75%	2.68%	4.32%	8.09%	12.17%
Net investment income (loss)	0.80%	0.76%	1.87%	1.35%	0.72%
Portfolio turnover rate	88%	91%	59%	61%	52%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report   233

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$18.03	$18.48	$16.06	$20.02	$15.96
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.56	0.37	0.42	0.39	0.33
Net realized and unrealized gain (loss)	0.42	(0.44)	2.45	(4.01)	4.13

Total from investment operations	0.98	(0.07)	2.87	(3.62)	4.46
Less distributions from:
Net investment income	(0.89)	(0.38)	(0.45)	(0.34)	(0.40)

Total distributions	(0.89)	(0.38)	(0.45)	(0.34)	(0.40)

Net asset value, end of period	$18.12	$18.03	$18.48	$16.06	$20.02

Total Return (b)	5.44%	–0.10%	18.04%	–18.09%	28.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,271,175	$3,923,878	$6,645,429	$7,573,861	$11,285,358
Ratios to average net assets:
Net expenses	1.07%	1.09%	1.08%	1.07%	1.08%
Gross expenses	1.07%	1.09%	1.08%	1.07%	1.08%
Net investment income (loss)	2.93%	2.36%	2.42%	2.12%	1.82%
Portfolio turnover rate	34%	39%	20%	16%	14%

The accompanying notes are an integral part of these financial statements.

234   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$18.58	$19.03	$16.53	$20.60	$16.41
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.53	0.34	0.39	0.35	0.29
Net realized and unrealized gain (loss)	0.43	(0.45)	2.52	(4.12)	4.25

Total from investment operations	0.96	(0.11)	2.91	(3.77)	4.54
Less distributions from:
Net investment income	(0.84)	(0.34)	(0.41)	(0.30)	(0.35)

Total distributions	(0.84)	(0.34)	(0.41)	(0.30)	(0.35)

Net asset value, end of period	$18.70	$18.58	$19.03	$16.53	$20.60

Total Return (b)	5.19%	–0.34%	17.73%	–18.32%	27.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$371,863	$421,990	$969,347	$1,004,569	$1,515,715
Ratios to average net assets:
Net expenses	1.32%	1.34%	1.34%	1.32%	1.34%
Gross expenses	1.32%	1.34%	1.34%	1.32%	1.34%
Net investment income (loss)	2.68%	2.08%	2.19%	1.85%	1.55%
Portfolio turnover rate	34%	39%	20%	16%	14%

The accompanying notes are an integral part of these financial statements.

Annual Report   235

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
R6 Shares
Net asset value, beginning of period	$18.04	$18.47	$16.06	$20.02	$15.96
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.54	0.40	0.40	0.40	0.35
Net realized and unrealized gain (loss)	0.44	(0.45)	2.46	(4.02)	4.11

Total from investment operations	0.98	(0.05)	2.86	(3.62)	4.46
Less distributions from:
Net investment income	(0.89)	(0.38)	(0.45)	(0.34)	(0.40)

Total distributions	(0.89)	(0.38)	(0.45)	(0.34)	(0.40)

Net asset value, end of period	$18.13	$18.04	$18.47	$16.06	$20.02

Total Return (b)	5.44%	0.01%	17.98%	–18.09%	28.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,880	$23,631	$184,337	$232,507	$372,568
Ratios to average net assets:
Net expenses	1.06%	1.08%	1.08%	1.07%	1.08%
Gross expenses	1.08%	1.09%	1.08%	1.07%	1.08%
Net investment income (loss)	2.83%	2.52%	2.30%	2.15%	1.91%
Portfolio turnover rate	34%	39%	20%	16%	14%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

236   Annual Report

LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$13.80	$12.18	$10.02	$12.93	$9.60
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.13	0.13	0.17	0.10
Net realized and unrealized gain (loss)	(0.96)	1.66	2.29	(2.89)	3.35

Total from investment operations	(0.77)	1.79	2.42	(2.72)	3.45
Less distributions from:
Net investment income	(0.16)	(0.17)	(0.26)	(0.19)	(0.12)

Total distributions	(0.16)	(0.17)	(0.26)	(0.19)	(0.12)

Net asset value, end of period	$12.87	$13.80	$12.18	$10.02	$12.93

Total Return (b)	–5.54%	14.74%	24.21%	–21.05%	35.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,269	$74,406	$96,399	$291,404	$385,492
Ratios to average net assets:
Net expenses	1.18%	1.22%	1.26%	1.15%	1.21%
Gross expenses	1.33%	1.46%	1.26%	1.15%	1.21%
Net investment income (loss)	1.33%	1.18%	1.16%	1.39%	0.90%
Portfolio turnover rate	95%	53%	56%	61%	57%

The accompanying notes are an integral part of these financial statements.

Annual Report   237

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$13.85	$12.23	$10.03	$12.95	$9.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.10	0.14	0.12	0.06
Net realized and unrealized gain (loss)	(0.94)	1.65	2.29	(2.89)	3.34

Total from investment operations	(0.80)	1.75	2.43	(2.77)	3.40
Less distributions from:
Net investment income	(0.13)	(0.13)	(0.23)	(0.15)	(0.07)

Total distributions	(0.13)	(0.13)	(0.23)	(0.15)	(0.07)

Redemption fees	—	—	—	—	— (c)

Net asset value, end of period	$12.92	$13.85	$12.23	$10.03	$12.95

Total Return (b)	–5.75%	14.39%	24.21%	–21.39%	35.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,949	$4,019	$5,977	$6,200	$9,728
Ratios to average net assets:
Net expenses	1.43%	1.48%	1.52%	1.53%	1.60%
Gross expenses	1.71%	1.83%	1.77%	1.53%	1.61%
Net investment income (loss)	1.01%	0.88%	1.27%	1.01%	0.50%
Portfolio turnover rate	95%	53%	56%	61%	57%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

238   Annual Report

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				For the Period 9/29/17* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$10.17	$10.17	$8.84	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.10	0.19	0.20	0.03
Net realized and unrealized gain (loss)	2.14	0.02	1.73	(0.75)	0.40

Total from investment operations	2.29	0.12	1.92	(0.55)	0.43
Less distributions from:
Net investment income	(0.15)	(0.07)	(0.15)	(0.21)	(0.03)
Net realized gains	(1.53)	(0.05)	(0.44)	(0.78)	(0.02)

Total distributions	(1.68)	(0.12)	(0.59)	(0.99)	(0.05)

Net asset value, end of period	$10.78	$10.17	$10.17	$8.84	$10.38

Total Return (b)	22.76%	1.15%	21.70%	–5.10%	4.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,429	$91,720	$39,878	$8,341	$5,566
Ratios to average net assets (c):
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	0.98%	1.11%	1.36%	3.42%	3.21%
Net investment income (loss)	1.29%	1.09%	1.95%	1.94%	1.26%
Portfolio turnover rate	73%	79%	95%	97%	10%

The accompanying notes are an integral part of these financial statements.

Annual Report   239

Selected data for a share of capital stock outstanding	Year Ended				For the Period 9/29/17* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$10.17	$10.17	$8.84	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.09	0.16	0.19	0.03
Net realized and unrealized gain (loss)	2.13	— (d)	1.73	(0.77)	0.39

Total from investment operations	2.25	0.09	1.89	(0.58)	0.42
Less distributions from:
Net investment income	(0.12)	(0.04)	(0.12)	(0.18)	(0.02)
Net realized gains	(1.53)	(0.05)	(0.44)	(0.78)	(0.02)

Total distributions	(1.65)	(0.09)	(0.56)	(0.96)	(0.04)

Net asset value, end of period	$10.77	$10.17	$10.17	$8.84	$10.38

Total Return (b)	22.36%	0.90%	21.40%	–5.34%	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93	$129	$312	$190	$111
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.18%	1.20%	1.20%
Gross expenses	4.45%	3.64%	5.78%	10.19%	23.62%
Net investment income (loss)	1.05%	1.00%	1.64%	1.75%	1.14%
Portfolio turnover rate	73%	79%	95%	97%	10%

*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

240   Annual Report

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$16.32	$14.56	$11.72	$13.04	$10.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.07	0.11	0.09	0.07
Net realized and unrealized gain (loss)	3.11	2.24	2.84	(1.02)	2.93

Total from investment operations	3.20	2.31	2.95	(0.93)	3.00
Less distributions from:
Net investment income	(0.09)	(0.05)	(0.10)	(0.06)	(0.10)
Net realized gains	(0.66)	(0.50)	—	(0.32)	(0.39)
Return of capital	—	—	(0.01)	(0.01)	—

Total distributions	(0.75)	(0.55)	(0.11)	(0.39)	(0.49)

Net asset value, end of period	$18.77	$16.32	$14.56	$11.72	$13.04

Total Return (b)	19.75%	15.97%	25.20%	–7.12%	28.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,943	$92,418	$82,057	$65,382	$58,201
Ratios to average net assets:
Net expenses	0.84%	0.90%	1.01%	1.05%	1.05%
Gross expenses	0.84%	0.95%	1.08%	1.08%	1.30%
Net investment income (loss)	0.50%	0.46%	0.85%	0.70%	0.60%
Portfolio turnover rate	22%	90%	25%	34%	34%

The accompanying notes are an integral part of these financial statements.

Annual Report   241

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$16.33	$14.57	$11.73	$13.04	$10.54
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	0.05	0.08	0.05	0.04
Net realized and unrealized gain (loss)	3.11	2.22	2.83	(1.01)	2.91

Total from investment operations	3.14	2.27	2.91	(0.96)	2.95
Less distributions from:
Net investment income	(0.03)	(0.01)	(0.07)	(0.02)	(0.06)
Net realized gains	(0.66)	(0.50)	—	(0.32)	(0.39)
Return of capital	—	—	— (c)	(0.01)	—

Total distributions	(0.69)	(0.51)	(0.07)	(0.35)	(0.45)

Net asset value, end of period	$18.78	$16.33	$14.57	$11.73	$13.04

Total Return (b)	19.37%	15.67%	24.82%	–7.33%	28.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,543	$1,158	$933	$763	$711
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.30%	1.35%	1.35%
Gross expenses	1.40%	1.74%	2.36%	2.80%	3.70%
Net investment income (loss)	0.18%	0.35%	0.56%	0.41%	0.32%
Portfolio turnover rate	22%	90%	25%	34%	34%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

242   Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$14.65	$15.78	$13.51	$15.99	$14.17
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.61 *	0.27	0.40	0.41	0.39
Net realized and unrealized gain (loss)	2.27	(1.02)	2.57	(0.96)	2.54

Total from investment operations	2.88	(0.75)	2.97	(0.55)	2.93
Less distributions from:
Net investment income	(0.72)	(0.04)	(0.70)	(0.72)	(0.29)
Net realized gains	(0.31)	(0.27)	—	(1.21)	(0.82)
Return of capital	—	(0.07)	—	—	—

Total distributions	(1.03)	(0.38)	(0.70)	(1.93)	(1.11)

Net asset value, end of period	$16.50	$14.65	$15.78	$13.51	$15.99

Total Return (b)	19.87%*	–4.48%	22.26%	–3.68%	20.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,308,516	$7,289,680	$7,277,512	$4,924,359	$4,778,042
Ratios to average net assets:
Net expenses	0.96%	0.96%	0.95%	0.95%	0.95%
Gross expenses	0.96%	0.96%	0.95%	0.95%	0.95%
Net investment income (loss)	3.86%*	1.87%	2.63%	2.65%	2.44%
Portfolio turnover rate	28%	42%	33%	49%	33%

The accompanying notes are an integral part of these financial statements.

Annual Report   243

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$14.66	$15.79	$13.52	$16.01	$14.20
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.55 *	0.23	0.36	0.37	0.35
Net realized and unrealized gain (loss)	2.29	(1.01)	2.57	(0.97)	2.55

Total from investment operations	2.84	(0.78)	2.93	(0.60)	2.90
Less distributions from:
Net investment income	(0.68)	(0.03)	(0.66)	(0.68)	(0.27)
Net realized gains	(0.31)	(0.25)	—	(1.21)	(0.82)
Return of capital	—	(0.07)	—	—	—

Total distributions	(0.99)	(0.35)	(0.66)	(1.89)	(1.09)

Net asset value, end of period	$16.51	$14.66	$15.79	$13.52	$16.01

Total Return (b)	19.56%*	–4.68%	21.94%	–3.98%	20.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$300,372	$307,757	$448,387	$426,749	$633,243
Ratios to average net assets:
Net expenses	1.21%	1.21%	1.20%	1.20%	1.21%
Gross expenses	1.21%	1.21%	1.20%	1.20%	1.21%
Net investment income (loss)	3.50%*	1.57%	2.39%	2.36%	2.16%
Portfolio turnover rate	28%	42%	33%	49%	33%

*	Includes $0.04 of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.29% impact on the total return of the Portfolio. There was a 0.26% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

244   Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20*	12/31/19*	12/31/18*	12/31/17*
Institutional Shares
Net asset value, beginning of period	$12.12	$10.30	$8.20	$11.55	$47.95
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.02	0.10	0.05	0.40
Net realized and unrealized gain (loss)	1.69	2.17	2.30	(0.90)	11.20

Total from investment operations	1.95	2.19	2.40	(0.85)	11.60
Less distributions from:
Net investment income	(0.22)	(0.01)	(0.10)	(0.05)	(1.00)
Net realized gains	(0.36)	(0.36)	(0.20)	(2.45)	(47.00)

Total distributions	(0.58)	(0.37)	(0.30)	(2.50)	(48.00)

Net asset value, end of period	$13.49	$12.12	$10.30	$8.20	$11.55

Total Return (b)	16.13%	21.48%	29.19%	–9.16%	24.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,502	$4,076	$3,185	$2,505	$2,750
Ratios to average net assets:
Net expenses	0.95%	0.97%	1.00%	1.05%	1.10%
Gross expenses	1.88%	5.74%	6.07%	6.41%	2.06%
Net investment income (loss)	1.97%	0.23%	1.01%	0.60%	0.76%
Portfolio turnover rate	40%	59%	49%	46%	65%

The accompanying notes are an integral part of these financial statements.

Annual Report   245

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20*	12/31/19*	12/31/18*	12/31/17*
Open Shares
Net asset value, beginning of period	$12.02	$10.25	$8.15	$11.50	$47.95
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	— (c)	0.05	0.05	0.15
Net realized and unrealized gain (loss)	1.72	2.13	2.30	(0.95)	11.25

Total from investment operations	1.91	2.13	2.35	(0.90)	11.40
Less distributions from:
Net investment income	(0.19)	— (c)	(0.05)	— (c)	(0.85)
Net realized gains	(0.36)	(0.36)	(0.20)	(2.45)	(47.00)

Total distributions	(0.55)	(0.36)	(0.25)	(2.45)	(47.85)

Net asset value, end of period	$13.38	$12.02	$10.25	$8.15	$11.50

Total Return (b)	15.90%	20.96%	29.01%	–9.39%	23.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$210	$184	$144	$131	$149
Ratios to average net assets:
Net expenses	1.20%	1.22%	1.29%	1.35%	1.41%
Gross expenses	4.09%	8.76%	13.26%	14.05%	12.33%
Net investment income (loss)	1.47%	–0.01%	0.72%	0.29%	0.34%
Portfolio turnover rate	40%	59%	49%	46%	65%

*	On December 17, 2020, the Fund effected a 1:5 reverse share split. All per share data prior to December 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

246   Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$10.32	$9.99	$8.70	$10.92	$8.91
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29	0.20	0.22	0.24	0.19
Net realized and unrealized gain (loss)	1.15	0.33	1.29	(2.01)	2.03

Total from investment operations	1.44	0.53	1.51	(1.77)	2.22
Less distributions from:
Net investment income	(0.29)	(0.20)	(0.22)	(0.33)	(0.21)
Net realized gains	(0.28)	—	—	(0.12)	—

Total distributions	(0.57)	(0.20)	(0.22)	(0.45)	(0.21)

Net asset value, end of period	$11.19	$10.32	$9.99	$8.70	$10.92

Total Return (b)	13.94%	5.41%	17.37%	–16.26%	24.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,855	$2,472	$2,408	$2,051	$2,508
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	5.81%	8.57%	8.40%	7.60%	8.91%
Net investment income (loss)	2.54%	2.24%	2.30%	2.29%	1.89%
Portfolio turnover rate	99%	109%	66%	72%	88%

The accompanying notes are an integral part of these financial statements.

Annual Report   247

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$10.32	$9.99	$8.70	$10.92	$8.91
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.18	0.19	0.21	0.16
Net realized and unrealized gain (loss)	1.16	0.33	1.29	(2.01)	2.03

Total from investment operations	1.42	0.51	1.48	(1.80)	2.19
Less distributions from:
Net investment income	(0.26)	(0.18)	(0.19)	(0.30)	(0.18)
Net realized gains	(0.28)	—	—	(0.12)	—

Total distributions	(0.54)	(0.18)	(0.19)	(0.42)	(0.18)

Net asset value, end of period	$11.20	$10.32	$9.99	$8.70	$10.92

Total Return (b)	13.75%	5.14%	17.03%	–16.52%	24.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135	$119	$113	$97	$116
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.18%	1.20%	1.20%
Gross expenses	9.38%	12.55%	17.72%	17.67%	20.85%
Net investment income (loss)	2.29%	1.99%	2.02%	1.99%	1.58%
Portfolio turnover rate	99%	109%	66%	72%	88%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

248   Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$20.02	$18.61	$15.68	$19.61	$16.20
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.67 *	0.21	0.37	0.37	0.26
Net realized and unrealized gain (loss)	0.49	1.41	2.95	(3.06)	3.43

Total from investment operations	1.16	1.62	3.32	(2.69)	3.69
Less distributions from:
Net investment income	(1.07)	(0.21)	(0.39)	(0.42)	(0.28)
Net realized gains	(2.13)	—	—	(0.82)	—

Total distributions	(3.20)	(0.21)	(0.39)	(1.24)	(0.28)

Net asset value, end of period	$17.98	$20.02	$18.61	$15.68	$19.61

Total Return (b)	6.00%*	8.76%	21.19%	–13.61%#	22.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,567,011	$2,812,450	$2,495,021	$2,102,735	$2,835,262
Ratios to average net assets:
Net expenses	0.82%	0.82%	0.82%	0.81%	0.81%
Gross expenses	0.82%	0.82%	0.82%	0.81%	0.81%
Net investment income (loss)	3.21%*	1.21%	2.13%	1.94%	1.44%
Portfolio turnover rate	34%	38%	37%	36%	31%

The accompanying notes are an integral part of these financial statements.

Annual Report   249

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$20.26	$18.84	$15.87	$19.83	$16.38
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.63 *	0.17	0.33	0.32	0.30
Net realized and unrealized gain (loss)	0.50	1.41	2.98	(3.08)	3.38

Total from investment operations	1.13	1.58	3.31	(2.76)	3.68
Less distributions from:
Net investment income	(1.02)	(0.16)	(0.34)	(0.38)	(0.23)
Net realized gains	(2.13)	—	—	(0.82)	—

Total distributions	(3.15)	(0.16)	(0.34)	(1.20)	(0.23)

Net asset value, end of period	$18.24	$20.26	$18.84	$15.87	$19.83

Total Return (b)	5.76%*	8.43%	20.89%	–13.83%#	22.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93,296	$120,781	$257,308	$227,483	$275,014
Ratios to average net assets:
Net expenses	1.07%	1.08%	1.07%	1.06%	1.06%
Gross expenses	1.07%	1.08%	1.07%	1.06%	1.06%
Net investment income (loss)	2.98%*	0.97%	1.84%	1.67%	1.69%
Portfolio turnover rate	34%	38%	37%	36%	31%

The accompanying notes are an integral part of these financial statements.

250   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
R6 Shares
Net asset value, beginning of period	$19.99	$18.58	$15.66	$19.59	$16.18
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.67 *	0.21	0.38	0.36	0.31
Net realized and unrealized gain (loss)	0.50	1.41	2.93	(3.05)	3.38

Total from investment operations	1.17	1.62	3.31	(2.69)	3.69
Less distributions from:
Net investment income	(1.08)	(0.21)	(0.39)	(0.42)	(0.28)
Net realized gains	(2.13)	—	—	(0.82)	—

Total distributions	(3.21)	(0.21)	(0.39)	(1.24)	(0.28)

Net asset value, end of period	$17.95	$19.99	$18.58	$15.66	$19.59

Total Return (b)	6.03%*	8.79%	21.17%	–13.62%#	22.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116,187	$129,419	$107,574	$106,516	$693,744
Ratios to average net assets:
Net expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Gross expenses	0.82%	0.83%	0.82%	0.81%	0.81%
Net investment income (loss)	3.20%*	1.21%	2.19%	1.84%	1.68%
Portfolio turnover rate	34%	38%	37%	36%	31%

#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received. There was a 0.16%, 0.16% and 0.33% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.
*	Includes $0.07 of refunds as a result of European Union dividend withholding tax reclaims filings. There was a 0.42% impact to the Institutional and R6 Share Class and a 0.40% impact to the Open Class on the total return of the Portfolio. There was a 0.31% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report   251

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$11.53	$10.75	$9.13	$11.02	$8.65
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.31	0.11	0.23	0.18	0.13
Net realized and unrealized gain (loss)	0.06	0.78	1.62	(1.82)	2.31

Total from investment operations	0.37	0.89	1.85	(1.64)	2.44
Less distributions from:
Net investment income	(0.32)	(0.11)	(0.23)	(0.25)	(0.07)
Net realized gains	(0.07)	—	—	—	—

Total distributions	(0.39)	(0.11)	(0.23)	(0.25)	(0.07)

Net asset value, end of period	$11.51	$11.53	$10.75	$9.13	$11.02

Total Return (b)	3.24%	8.33%	20.32%	–14.90%	28.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,782	$92,121	$93,586	$74,582	$53,929
Ratios to average net assets:
Net expenses	0.87%	0.90%	0.97%	1.05%	1.05%
Gross expenses	0.87%	0.95%	0.99%	1.05%	1.31%
Net investment income (loss)	2.60%	1.10%	2.29%	1.73%	1.27%
Portfolio turnover rate	35%	34%	42%	32%	30%

The accompanying notes are an integral part of these financial statements.

252   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$11.58	$10.80	$9.17	$11.03	$8.66
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.08	0.19	0.15	0.10
Net realized and unrealized gain (loss)	0.11	0.78	1.64	(1.82)	2.31

Total from investment operations	0.35	0.86	1.83	(1.67)	2.41
Less distributions from:
Net investment income	(0.29)	(0.08)	(0.20)	(0.19)	(0.04)
Net realized gains	(0.07)	—	—	—	—

Total distributions	(0.36)	(0.08)	(0.20)	(0.19)	(0.04)

Net asset value, end of period	$11.57	$11.58	$10.80	$9.17	$11.03

Total Return (b)	3.03%	8.02%	19.97%	–15.16%	27.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,166	$2,868	$2,502	$1,502	$2,831
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.28%	1.35%	1.35%
Gross expenses	1.26%	1.38%	1.74%	1.83%	2.07%
Net investment income (loss)	2.03%	0.80%	1.87%	1.42%	1.01%
Portfolio turnover rate	35%	34%	42%	32%	30%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report   253

LAZARD INTERNATIONAL EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended			For the Period 10/31/18* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$9.36	$9.95	$9.14	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.34	0.15	0.28	0.01
Net realized and unrealized gain (loss)	0.36	(0.54)	1.01	(0.86)

Total from investment operations	0.70	(0.39)	1.29	(0.85)
Less distributions from:
Net investment income	(0.45)	(0.20)	(0.48)	(0.01)

Total distributions	(0.45)	(0.20)	(0.48)	(0.01)

Net asset value, end of period	$9.61	$9.36	$9.95	$9.14

Total Return (b)(c)	7.57%	–3.81%	14.14%	–8.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,957	$2,711	$13,132	$22,945
Ratios to average net assets (d):
Net expenses	0.95%	0.95%	0.95%	0.95%
Gross expenses	4.96%	6.59%	2.01%	1.34%
Net investment income (loss)	3.34%	1.75%	2.87%	0.72%
Portfolio turnover rate	70%	86%	104%	37%

The accompanying notes are an integral part of these financial statements.

254   Annual Report

Selected data for a share of capital stock outstanding	Year Ended			For the Period 10/31/18* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$9.36	$9.95	$9.13	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.30	0.15	0.21	— (e)
Net realized and unrealized gain (loss)	0.39	(0.56)	1.06	(0.86)

Total from investment operations	0.69	(0.41)	1.27	(0.86)
Less distributions from:
Net investment income	(0.43)	(0.18)	(0.45)	(0.01)

Total distributions	(0.43)	(0.18)	(0.45)	(0.01)

Net asset value, end of period	$9.62	$9.36	$9.95	$9.13

Total Return (b)(c)	7.42%	–4.06%	13.98%	–8.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42	$40	$141	$38
Ratios to average net assets (d):
Net expenses	1.20%	1.21%	1.13%	1.20%
Gross expenses	14.79%	14.84%	15.82%	7.91%
Net investment income (loss)	3.03%	1.71%	2.15%	0.03%
Portfolio turnover rate	70%	86%	104%	37%

*	The Portfolio commenced operations on October 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	In 2020, the Portfolio’s total return includes a payment by an affiliate of 2.83% for Institutional Shares and 2.71% for Open Shares. Excluding this voluntary reimbursement payment, total return would have been –6.64% for Institutional Shares and –6.77% for Open Shares.
(d)	Annualized for a period of less than one year except for non-recurring expenses.
(e)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report   255

LAZARD INTERNATIONAL QUALITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended			For the Period 12/31/18* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$15.59	$12.69	$9.98	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.03	0.08	—
Net realized and unrealized gain (loss)	1.48	3.01	2.95	(0.02)

Total from investment operations	1.55	3.04	3.03	(0.02)
Less distributions from:
Net investment income	(0.03)	(0.01)	(0.27)	—
Net realized gains	(0.31)	(0.13)	(0.05)	—

Total distributions	(0.34)	(0.14)	(0.32)	—

Net asset value, end of period	$16.80	$15.59	$12.69	$9.98

Total Return (b)	9.99%	23.95%	30.32%	–0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$62,468	$10,473	$3,958	$149
Ratios to average net assets (c):
Net expenses	0.85%	0.85%	0.85%	0.00%
Gross expenses	1.24%	3.58%	8.16%	8.45%
Net investment income (loss)	0.44%	0.24%	0.65%	0.00%
Portfolio turnover rate	7%	12%	20%	0%

The accompanying notes are an integral part of these financial statements.

256   Annual Report

Selected data for a share of capital stock outstanding	Year Ended			For the Period 10/31/18* to
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$15.51	$12.65	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.02)	0.07	—
Net realized and unrealized gain (loss)	1.47	3.01	2.90	— (d)

Total from investment operations	1.50	2.99	2.97	— (d)
Less distributions from:
Net investment income	—	—	(0.27)	—
Net realized gains	(0.31)	(0.13)	(0.05)	—

Total distributions	(0.31)	(0.13)	(0.32)	—

Net asset value, end of period	$16.70	$15.51	$12.65	$10.00

Total Return (b)	9.69%	23.63%	29.66%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$333	$291	$10	$1
Ratios to average net assets (c):
Net expenses	1.10%	1.10%	1.10%	0.00%
Gross expenses	2.76%	9.57%	142.50%	0.40%
Net investment income (loss)	0.18%	–0.15%	0.60%	0.00%
Portfolio turnover rate	7%	12%	20%	0%

*	The Portfolio commenced operations on December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report   257

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$13.50	$12.19	$9.95	$13.79	$10.10
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20 *	0.06	0.13	0.12	0.10
Net realized and unrealized gain (loss)	1.33	1.53	2.42	(3.51)	3.59

Total from investment operations	1.53	1.59	2.55	(3.39)	3.69
Less distributions from:
Net investment income	(0.56)	(0.28)	(0.05)	(0.27)	—
Net realized gains	(3.48)	—	(0.26)	(0.18)	—

Total distributions	(4.04)	(0.28)	(0.31)	(0.45)	—

Net asset value, end of period	$10.99	$13.50	$12.19	$9.95	$13.79

Total Return (b)	11.83%*	13.44%	26.01%	–24.88%#	36.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,542	$29,374	$37,677	$35,121	$41,267
Ratios to average net assets:
Net expenses	1.12%	1.15%	1.14%	1.08%	1.09%
Gross expenses	1.24%	1.29%	1.15%	1.08%	1.09%
Net investment income (loss)	1.34%*	0.57%	1.14%	0.96%	0.85%
Portfolio turnover rate	47%	50%	37%	59%	35%

The accompanying notes are an integral part of these financial statements.

258   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$13.50	$12.19	$9.97	$13.82	$10.15
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15 *	0.04	0.10	0.11	0.07
Net realized and unrealized gain (loss)	1.35	1.52	2.43	(3.54)	3.60

Total from investment operations	1.50	1.56	2.53	(3.43)	3.67
Less distributions from:
Net investment income	(0.49)	(0.25)	(0.05)	(0.24)	—
Net realized gains	(3.48)	—	(0.26)	(0.18)	—

Total distributions	(3.97)	(0.25)	(0.31)	(0.42)	—

Net asset value, end of period	$11.03	$13.50	$12.19	$9.97	$13.82

Total Return (b)	11.61%*	13.15%	25.76%	–25.09%#	36.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,969	$12,581	$19,780	$20,265	$42,362
Ratios to average net assets:
Net expenses	1.37%	1.40%	1.39%	1.34%	1.34%
Gross expenses	1.51%	1.56%	1.43%	1.34%	1.34%
Net investment income (loss)	1.05%*	0.33%	0.86%	0.83%	0.61%
Portfolio turnover rate	47%	50%	37%	59%	35%

#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.46% and 0.53% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.
*	Includes $0.03 of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.31% impact on the total return of the Portfolio. There was a 0.17% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report   259

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$16.83	$15.38	$12.89	$15.70	$12.44
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.56 *	0.17	0.24	0.21	0.17
Net realized and unrealized gain (loss)	0.42	1.45	2.53	(1.85)	3.29

Total from investment operations	0.98	1.62	2.77	(1.64)	3.46
Less distributions from:
Net investment income	(0.62)	(0.17)	(0.28)	(0.21)	(0.20)
Net realized gains	(0.51)	—	—	(0.96)	—
Return of capital	(0.31)	—	—	—	—

Total distributions	(1.44)	(0.17)	(0.28)	(1.17)	(0.20)

Net asset value, end of period	$16.37	$16.83	$15.38	$12.89	$15.70

Total Return (c)	5.99%*	10.58%	21.55%	–10.35%	27.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,713,405	$5,270,611	$5,505,271	$4,630,334	$5,911,184
Ratios to average net assets:
Net expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Gross expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Net investment income (loss)	3.15%*	1.18%	1.66%	1.36%	1.20%
Portfolio turnover rate	31%	37%	36%	40%	44%

The accompanying notes are an integral part of these financial statements.

260   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$16.99	$15.52	$13.01	$15.83	$12.55
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.52 *	0.14	0.21	0.17	0.14
Net realized and unrealized gain (loss)	0.42	1.46	2.55	(1.86)	3.30

Total from investment operations	0.94	1.60	2.76	(1.69)	3.44
Less distributions from:
Net investment income	(0.60)	(0.13)	(0.25)	(0.17)	(0.16)
Net realized gains	(0.51)	—	—	(0.96)	—
Return of capital	(0.29)	—	—	—	—

Total distributions	(1.40)	(0.13)	(0.25)	(1.13)	(0.16)

Net asset value, end of period	$16.53	$16.99	$15.52	$13.01	$15.83

Total Return (b)	5.67%*	10.34%	21.21%	–10.55%	27.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$460,862	$535,285	$682,035	$832,548	$1,216,861
Ratios to average net assets:
Net expenses	1.06%	1.06%	1.06%	1.05%	1.06%
Gross expenses	1.06%	1.06%	1.06%	1.05%	1.06%
Net investment income (loss)	2.88%*	0.94%	1.47%	1.10%	0.97%
Portfolio turnover rate	31%	37%	36%	40%	44%

The accompanying notes are an integral part of these financial statements.

Annual Report   261

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
R6 Shares
Net asset value, beginning of period	$16.85	$15.39	$12.90	$15.71	$12.45
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.56 *	0.17	0.23	0.21	0.16
Net realized and unrealized gain (loss)	0.41	1.46	2.54	(1.85)	3.30

Total from investment operations	0.97	1.63	2.77	(1.64)	3.46
Less distributions from:
Net investment income	(0.62)	(0.17)	(0.28)	(0.21)	(0.20)
Net realized gains	(0.51)	—	—	(0.96)	—
Return of capital	(0.31)	—	—	—	—

Total distributions	(1.44)	(0.17)	(0.28)	(1.17)	(0.20)

Net asset value, end of period	$16.38	$16.85	$15.39	$12.90	$15.71

Total Return (b)	5.93%*	10.64%	21.54%	–10.35%	27.82%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$124,625	$118,678	$120,118	$97,394	$110,383
Ratios to average net assets:
Net expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Gross expenses	0.81%	0.82%	0.81%	0.81%	0.82%
Net investment income (loss)	3.16%*	1.16%	1.61%	1.34%	1.15%
Portfolio turnover rate	31%	37%	36%	40%	44%

*	Includes $0.06 of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.39% impact to the Institutional Share Class and R6 Share Class and a 0.38% impact to the Open Share Class on the total return of the Portfolio. There was a 0.33% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

262   Annual Report

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$11.78	$12.66	$10.55	$11.57	$9.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.21	0.21	0.19	0.19
Net realized and unrealized gain (loss)	2.01	(0.87)	2.08	(1.03)	1.87

Total from investment operations	2.22	(0.66)	2.29	(0.84)	2.06
Less distributions from:
Net investment income	(0.39)	(0.09)	(0.18)	(0.16)	(0.17)
Net realized gains	(0.44)	(0.13)	— (b)	(0.02)	(0.31)

Total distributions	(0.83)	(0.22)	(0.18)	(0.18)	(0.48)

Net asset value, end of period	$13.17	$11.78	$12.66	$10.55	$11.57

Total Return (c)	19.00%	–5.18%	21.69%	–7.21%	20.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,040	$25,737	$34,354	$20,709	$4,180
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.20%	1.23%	1.36%	1.64%	6.51%
Net investment income (loss)	1.62%	1.83%	1.72%	1.66%	1.71%
Portfolio turnover rate	110%	138%	103%	122%	87%

The accompanying notes are an integral part of these financial statements.

Annual Report   263

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$11.78	$12.65	$10.54	$11.56	$9.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.19	0.17	0.15	0.16
Net realized and unrealized gain (loss)	2.00	(0.87)	2.08	(1.02)	1.85

Total from investment operations	2.18	(0.68)	2.25	(0.87)	2.01
Less distributions from:
Net investment income	(0.36)	(0.06)	(0.14)	(0.13)	(0.13)
Net realized gains	(0.44)	(0.13)	— (b)	(0.02)	(0.31)

Total distributions	(0.80)	(0.19)	(0.14)	(0.15)	(0.44)

Net asset value, end of period	$13.16	$11.78	$12.65	$10.54	$11.56

Total Return (c)	18.62%	–5.34%	21.36%	–7.50%	20.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87	$76	$231	$183	$315
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.03%	1.05%	1.05%
Gross expenses	6.85%	4.39%	5.81%	5.86%	12.07%
Net investment income (loss)	1.39%	1.63%	1.46%	1.28%	1.42%
Portfolio turnover rate	110%	138%	103%	122%	87%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

264   Annual Report

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$18.05	$16.84	$12.89	$15.31	$14.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.12	0.13	0.18	0.14
Net realized and unrealized gain (loss)	4.55	1.39	3.96	(1.11)	2.05

Total from investment operations	4.63	1.51	4.09	(0.93)	2.19
Less distributions from:
Net investment income	(0.08)	(0.11)	(0.14)	(0.20)	(0.14)
Net realized gains	(2.90)	(0.19)	—	(1.29)	(0.90)

Total distributions	(2.98)	(0.30)	(0.14)	(1.49)	(1.04)

Net asset value, end of period	$19.70	$18.05	$16.84	$12.89	$15.31

Total Return (b)	26.02%	8.98%	31.72%	–6.07%	15.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,943,232	$1,936,367	$1,271,509	$1,040,851	$1,508,581
Ratios to average net assets:
Net expenses	0.76%	0.76%	0.76%	0.75%	0.75%
Gross expenses	0.76%	0.76%	0.76%	0.75%	0.75%
Net investment income (loss)	0.38%	0.72%	0.85%	1.14%	0.90%
Portfolio turnover rate	32%	43%	33%	69%	86%

The accompanying notes are an integral part of these financial statements.

Annual Report   265

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$18.19	$16.98	$12.99	$15.42	$14.25
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.03	0.08	0.09	0.13	0.10
Net realized and unrealized gain (loss)	4.58	1.38	3.99	(1.11)	2.07

Total from investment operations	4.61	1.46	4.08	(0.98)	2.17
Less distributions from:
Net investment income	(0.02)	(0.06)	(0.09)	(0.16)	(0.10)
Net realized gains	(2.90)	(0.19)	—	(1.29)	(0.90)

Total distributions	(2.92)	(0.25)	(0.09)	(1.45)	(1.00)

Net asset value, end of period	$19.88	$18.19	$16.98	$12.99	$15.42

Total Return (b)	25.72%	8.63%	31.42%	–6.35%	15.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,649	$34,358	$46,840	$50,981	$87,603
Ratios to average net assets:
Net expenses	1.02%	1.02%	1.04%	1.03%	1.03%
Gross expenses	1.02%	1.02%	1.04%	1.03%	1.03%
Net investment income (loss)	0.13%	0.47%	0.55%	0.85%	0.62%
Portfolio turnover rate	32%	43%	33%	69%	86%

The accompanying notes are an integral part of these financial statements.

266   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

R6 Shares
Net asset value, beginning of period	$18.09	$16.89	$12.92	$15.34	$14.18
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.12	0.13	0.17	0.14
Net realized and unrealized gain (loss)	4.56	1.38	3.98	(1.10)	2.06

Total from investment operations	4.64	1.50	4.11	(0.93)	2.20
Less distributions from:
Net investment income	(0.07)	(0.11)	(0.14)	(0.20)	(0.14)
Net realized gains	(2.90)	(0.19)	—	(1.29)	(0.90)

Total distributions	(2.97)	(0.30)	(0.14)	(1.49)	(1.04)

Net asset value, end of period	$19.76	$18.09	$16.89	$12.92	$15.34

Total Return (b)	26.06%	8.90%	31.79%	–6.08%	15.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,720	$2,177	$2,091	$1,900	$361
Ratios to average net assets:
Net expenses	0.76%	0.76%	0.76%	0.75%	0.75%
Gross expenses	0.87%	0.92%	1.20%	2.16%	8.34%
Net investment income (loss)	0.40%	0.73%	0.83%	1.15%	0.91%
Portfolio turnover rate	32%	43%	33%	69%	86%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report   267

LAZARD US EQUITY FOCUS PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$13.37	$12.03	$10.23	$12.43	$11.63
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.13	0.14	0.14
Net realized and unrealized gain (loss)	3.54	1.94	3.11	(0.55)	1.94

Total from investment operations	3.62	2.05	3.24	(0.41)	2.08
Less distributions from:
Net investment income	(0.05)	(0.10)	(0.23)	(0.29)	(0.21)
Net realized gains	(0.87)	(0.61)	(1.21)	(1.50)	(1.07)

Total distributions	(0.92)	(0.71)	(1.44)	(1.79)	(1.28)

Net asset value, end of period	$16.07	$13.37	$12.03	$10.23	$12.43

Total Return (b)	27.36%	17.29%	31.67%	–3.12%	18.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,755	$31,075	$32,661	$60,629	$72,958
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.75%	0.75%	0.75%
Gross expenses	0.76%	1.26%	0.92%	0.92%	0.95%
Net investment income (loss)	0.54%	0.91%	1.07%	1.10%	1.10%
Portfolio turnover rate	27%	54%	45%	62%	74%

The accompanying notes are an integral part of these financial statements.

268   Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$13.45	$12.09	$10.28	$12.48	$11.68
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.08	0.10	0.10	0.10
Net realized and unrealized gain (loss)	3.55	1.96	3.11	(0.54)	1.94

Total from investment operations	3.59	2.04	3.21	(0.44)	2.04
Less distributions from:
Net investment income	(0.01)	(0.07)	(0.19)	(0.26)	(0.17)
Net realized gains	(0.87)	(0.61)	(1.21)	(1.50)	(1.07)

Total distributions	(0.88)	(0.68)	(1.40)	(1.76)	(1.24)

Net asset value, end of period	$16.16	$13.45	$12.09	$10.28	$12.48

Total Return (b)	26.96%	17.08%	31.25%	–3.40%	17.75%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,569	$1,285	$1,117	$881	$1,013
Ratios to average net assets:
Net expenses	0.95%	0.95%	1.03%	1.05%	1.05%
Gross expenses	1.22%	1.79%	2.14%	2.33%	2.30%
Net investment income (loss)	0.29%	0.67%	0.79%	0.80%	0.79%
Portfolio turnover rate	27%	54%	45%	62%	74%

The accompanying notes are an integral part of these financial statements.

Annual Report   269

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
R6 Shares
Net asset value, beginning of period	$13.38	$12.04	$10.23	$12.43	$11.63
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.13	0.14	0.14
Net realized and unrealized gain (loss)	3.54	1.94	3.12	(0.55)	1.94

Total from investment operations	3.62	2.05	3.25	(0.41)	2.08
Less distributions from:
Net investment income	(0.05)	(0.10)	(0.23)	(0.29)	(0.21)
Net realized gains	(0.87)	(0.61)	(1.21)	(1.50)	(1.07)

Total distributions	(0.92)	(0.71)	(1.44)	(1.79)	(1.28)

Net asset value, end of period	$16.08	$13.38	$12.04	$10.23	$12.43

Total Return (b)	27.34%	17.28%	31.76%	–3.13%	18.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36,066	$20,747	$10,609	$10,056	$11,394
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.74%	0.75%	0.75%
Gross expenses	0.76%	1.27%	1.00%	1.01%	1.05%
Net investment income (loss)	0.52%	0.91%	1.09%	1.10%	1.12%
Portfolio turnover rate	27%	54%	45%	62%	74%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

270   Annual Report

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$14.42	$13.64	$10.83	$14.65	$14.50
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.04	0.06	0.05	0.06
Net realized and unrealized gain (loss)	2.81	0.82	3.19	(2.00)	1.95

Total from investment operations	2.82	0.86	3.25	(1.95)	2.01
Less distributions from:
Net investment income	(0.03)	(0.02)	(0.03)	(0.04)	(0.09)
Net realized gains	(2.24)	(0.06)	(0.41)	(1.83)	(1.77)

Total distributions	(2.27)	(0.08)	(0.44)	(1.87)	(1.86)

Net asset value, end of period	$14.97	$14.42	$13.64	$10.83	$14.65

Total Return (b)	19.91%	6.44%	30.00%	–13.27%	14.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$94,517	$91,984	$108,112	$113,677	$176,975
Ratios to average net assets:
Net expenses	0.94%	0.98%	0.92%	0.87%	0.87%
Gross expenses	0.94%	0.98%	0.92%	0.87%	0.87%
Net investment income (loss)	0.05%	0.31%	0.46%	0.35%	0.39%
Portfolio turnover rate	66%	80%	90%	81%	79%

The accompanying notes are an integral part of these financial statements.

Annual Report   271

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20		12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$13.25	$12.58		$10.03	$13.72	$13.68
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.04)	—	(c)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	2.59	0.75		2.95	(1.87)	1.84

Total from investment operations	2.55	0.75		2.96	(1.86)	1.85
Less distributions from:
Net investment income	— (c)	(0.02)		—	— (c)	(0.04)
Net realized gains	(2.24)	(0.06)		(0.41)	(1.83)	(1.77)

Total distributions	(2.24)	(0.08)		(0.41)	(1.83)	(1.81)

Net asset value, end of period	$13.56	$13.25		$12.58	$10.03	$13.72

Total Return (b)	19.59%	6.10%		29.51%	–13.49%	13.82%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,798	$10,965		$14,643	$13,726	$25,973
Ratios to average net assets:
Net expenses	1.22%	1.28%		1.25%	1.18%	1.17%
Gross expenses	1.22%	1.28%		1.25%	1.18%	1.17%
Net investment income (loss)	–0.24%	—	%(d)	0.11%	0.04%	0.09%
Portfolio turnover rate	66%	80%		90%	81%	79%

The accompanying notes are an integral part of these financial statements.

272   Annual Report

Selected data for a share of capital stock outstanding	Year Ended	For the Period 1/8/20*
throughout each period	12/31/21	to 12/31/20
R6 Shares
Net asset value, beginning of period	$14.42	$13.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.04
Net realized and unrealized gain (loss)	2.82	0.84

Total from investment operations	2.83	0.88
Less distributions from:
Net investment income	(0.03)	(0.02)
Net realized gains	(2.24)	(0.06)

Total distributions	(2.27)	(0.08)

Net asset value, end of period	$14.98	$14.42

Total Return (b)	19.95%	6.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$718	$684
Ratios to average net assets (e):
Net expenses	0.94%	0.96%
Gross expenses	2.53%	1.65%
Net investment income (loss)	0.05%	0.34%
Portfolio turnover rate	66%	80%

*	The inception date for the R6 shares was January 8, 2020.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Amount is less than 0.005%
(e)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report   273

LAZARD US SUSTAINABLE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended	For the Period 6/30/20
throughout each period	12/31/21	to 12/31/20*
Institutional Shares
Net asset value, beginning of period	$12.20	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.04
Net realized and unrealized gain (loss)	3.47	2.23

Total from investment operations	3.53	2.27
Less distributions from:
Net investment income	(0.08)	(0.04)
Net realized gains	(0.24)	(0.03)

Total distributions	(0.32)	(0.07)

Net asset value, end of period	$15.41	$12.20

Total Return (b)	29.01%	22.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,687	$11,490
Ratios to average net assets (c):
Net expenses	0.75%	0.75%
Gross expenses	2.08%	2.49%
Net investment income (loss)	0.43%	0.65%
Portfolio turnover rate	8%	5%

The accompanying notes are an integral part of these financial statements.

274   Annual Report

Selected data for a share of capital stock outstanding	Year Ended	For the Period 6/30/20
throughout each period	12/31/21	to 12/31/20*
Open Shares
Net asset value, beginning of period	$12.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.02
Net realized and unrealized gain (loss)	3.48	2.23

Total from investment operations	3.50	2.25
Less distributions from:
Net investment income	(0.04)	(0.01)
Net realized gains	(0.24)	(0.03)

Total distributions	(0.28)	(0.04)

Net asset value, end of period	$15.43	$12.21

Total Return (b)	28.75%	22.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$655	$128
Ratios to average net assets (c):
Net expenses	1.00%	1.00%
Gross expenses	3.15%	5.31%
Net investment income (loss)	0.17%	0.43%
Portfolio turnover rate	8%	5%

*	The Portfolio commenced operations on June 30, 2020.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report   275

LAZARD US SYSTEMATIC SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	For the Period 10/29/21*
throughout each period	to 12/31/21
Institutional Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	0.26

Total from investment operations	0.28
Less distributions from:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$10.26

Total Return (b)	2.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,983
Ratios to average net assets (c):
Net expenses	0.90%
Gross expenses	5.13%
Net investment income (loss)	1.39%
Portfolio turnover rate	22%

The accompanying notes are an integral part of these financial statements.

276   Annual Report

Selected data for a share of capital stock outstanding	For the Period 10/29/21*
throughout each period	to 12/31/21
Open Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	0.26

Total from investment operations	0.28

Net asset value, end of period	$10.28

Total Return (b)	2.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120
Ratios to average net assets (c):
Net expenses	1.15%
Gross expenses	13.16%
Net investment income (loss)	1.14%
Portfolio turnover rate	22%

*	The Portfolio commenced operations on October 29, 2021.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report   277

The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2021 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2021, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Developing Markets Equity Portfolio (“Developing Markets Equity”), Lazard Emerging Markets Core Equity Portfolio (“Emerging Markets Core Equity”), Lazard Emerging Markets Equity Advantage Portfolio (“Emerging Markets Equity Advantage”), Lazard Emerging Markets Equity Portfolio (“Emerging Markets Equity”), Lazard Emerging Markets Strategic Equity Portfolio (“Emerging Markets Strategic Equity”, which was formerly the Lazard Emerging Markets Equity Blend Portfolio), Lazard Equity Franchise Portfolio (“Equity Franchise”), Lazard Global Equity Select Portfolio (“Global Equity Select”), Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure”), Lazard Global Strategic Equity Portfolio (“Global Strategic Equity”), Lazard International Equity Advantage Portfolio (“International Equity Advantage”), Lazard International Equity Portfolio (“International Equity”), Lazard International Equity Select Portfolio (“International Equity Select”), Lazard International Equity Value Portfolio (“International Equity Value”), Lazard International Small Cap Equity Portfolio (“International Small Cap Equity”), Lazard International Quality Growth Portfolio (“International Quality Growth”), Lazard International Strategic Equity Portfolio (“International Strategic Equity”), Lazard Managed Equity Volatility Portfolio (“Managed Equity Volatility”), Lazard US Equity Concentrated Portfolio (“US Equity Concentrated”), Lazard US Equity Focus Portfolio (“US Equity Focus”), Lazard US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity”), Lazard US Sustainable Equity Portfolio (“US Sustainable Equity”), and Lazard US Systematic Small Cap Equity Portfolio (“US Systematic Small Cap Equity,” which commenced operations on October 29, 2021). The financial statements of the other eight Portfolios are presented separately.

278   Annual Report

The Portfolios, other than Equity Franchise, International Equity Value, US Equity Concentrated and US Equity Focus, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be

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completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). The fair value of non-US equity securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology

280   Annual Report

to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in

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a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2021, the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any

282   Annual Report

net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2021, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Developing Markets Equity	$61,027,132	$51,531,574
Emerging Markets Core Equity	6,876,277	9,280,949
Emerging Markets Equity	178,253,778	818,167,769
Emerging Markets Strategic Equity	9,706,202	34,953,494
International Equity Value	600,038	—

During the year ended December 31, 2021, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amounts

Developing Markets Equity	$1,462,501
Emerging Markets Core Equity	9,749,820
Emerging Markets Equity	462,868,679
Emerging Markets Strategic Equity	9,813,141
International Equity Advantage	274,902
International Equity	63,023,310
International Equity Select	3,555,561
International Equity Value	300,441
International Small Cap Equity	1,090,853
International Strategic Equity	68,613,914
Managed Equity Volatility	1,476,429
US Small-Mid Cap Equity	4,100,216

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2021, the following Portfolios elected to defer such losses as follows:

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	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

Developing Markets Equity	$—	$126,847
Emerging Markets Equity	—	356,726
Emerging Markets Strategic Equity	—	13,726
Global Equity Select	3,363	1,312
International Quality Growth	—	6,730
International Small Cap Equity	—	19,273
International Strategic Equity	14,948,987	7,408,056

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Developing Markets Equity	$121,927,065	$45,289,031	$9,315,772	$35,973,259
Emerging Markets Core Equity	122,171,391	47,761,839	10,439,757	37,322,082
Emerging Markets Equity Advantage	69,697,219	5,980,918	6,542,657	(561,739)
Emerging Markets Equity	3,142,642,395	779,297,160	284,355,682	494,941,478
Emerging Markets Strategic Equity	58,882,664	8,072,464	6,486,372	1,586,092
Equity Franchise	91,646,460	15,389,092	1,718,322	13,670,770
Global Equity Select	69,983,784	42,896,563	1,797,828	41,098,735
Global Listed Infrastructure	6,754,177,468	1,262,480,644	384,487,440	877,993,204
Global Strategic Equity	15,400,029	3,236,230	858,552	2,377,678
International Equity Advantage	2,684,905	425,614	92,436	333,178
International Equity	1,440,711,570	394,996,660	58,124,522	336,872,138
International Equity Select	69,859,752	16,258,692	3,551,449	12,707,243
International Equity Value	2,866,282	306,930	164,410	142,520

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		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

International Quality Growth	$59,347,043	$6,016,828	$2,547,580	$3,469,248
International Small Cap Equity	22,448,833	5,059,506	1,019,574	4,039,932
International Strategic Equity	4,912,984,100	1,537,011,571	162,516,836	1,374,494,735
Managed Equity Volatility	28,593,318	3,752,396	754,692	2,997,704
US Equity Concentrated	1,275,081,080	707,145,217	996,719	706,148,498
US Equity Focus	50,711,038	29,939,034	310,962	29,628,072
US Small-Mid Cap Equity	81,467,169	26,192,597	4,162,728	22,029,869
US Sustainable Equity	10,572,220	4,857,047	26,221	4,830,826
US Systematic Small Cap Equity Portfolio	4,120,385	237,575	175,559	62,016

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid monthly during any particular year, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share

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distributions, by class, are generally due to differences in class specific expenses.

The Global Strategic Equity, US Equity Concentrated, International Equity, International Small Cap Equity, US Small-Mid Cap Equity, Emerging Markets Equity Advantage, and Equity Franchise Portfolios, intend, on their 2021 tax returns, to elect to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

Real estate investment trust (“REIT”) distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency translations, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, foreign capital gains taxes, non-deductible organization expenses, REIT basis adjustments, distributions in

286   Annual Report

excess of current earnings, equalization accounting (as described above), non-REIT non-taxable dividend adjustment to income, distributions redesignations, adjustments in relation to merger, return of capital distributions, receivable from tax reclaim and distributions from real estate investment trusts and partnerships.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Distributable
		Earnings
	Paid in	(Accumulated
Portfolio	Capital	Loss)

Developing Markets Equity	$(39,615)	$39,615
Emerging Markets Core Equity	(1)	1
Emerging Markets Equity Advantage	208,964	(208,964)
Emerging Markets Equity	(425,749)	425,749
Emerging Markets Strategic Equity	(145,577)	145,577
Equity Franchise	694,375	(694,375)
Global Equity Select	(13,702)	13,702
Global Strategic Equity	41,173	(41,173)
International Equity Advantage	(1)	1
International Equity	85,544,358	(85,544,358)
International Quality Growth	(1)	1
International Strategic Equity	(112,067,056)	112,067,056
Managed Equity Volatility	(3)	3
US Equity Concentrated	29,043,910	(29,043,910)
US Small-Mid Cap Equity	934,031	(934,031)
US Sustainable Equity	1	(1)
US Systematic Small Cap Equity Portfolio	(48)	48

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2021	2020	2021	2020

Developing Markets Equity	$1,586,770	$524,233	$—	$—
Emerging Markets Core Equity	1,222,973	1,259,054	—	—
Emerging Markets Equity Advantage	3,005,745	191,129	2,228,891	65,751
Emerging Markets Equity	177,125,297	101,450,892	—	—
Emerging Markets Strategic Equity	751,314	941,700	—	—
Equity Franchise	9,587,732	1,013,518	4,681,017	—
Global Equity Select	2,605,796	898,618	1,756,391	2,179,767

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	Ordinary Income		Long-Term Capital Gain
Portfolio	2021	2020	2021	2020

Global Listed Infrastructure*	$352,046,276	$20,285,474	$110,703,716	$133,696,404
Global Strategic Equity	311,725	24,300	420,195	104,380
International Equity Advantage	72,246	50,031	70,196	—
International Equity	97,589,556	31,285,550	189,542,780	—
International Equity Select	2,266,536	918,247	472,510	—
International Equity Value	136,862	58,795	—	—
International Quality Growth	525,975	5,697	730,780	81,523
International Small Cap Equity	1,373,820	1,004,081	6,374,470	—
International Strategic Equity*	225,230,543	58,381,073	184,778,429	—
Managed Equity Volatility	1,074,482	190,666	829,157	373,644
US Equity Concentrated	25,162,588	11,158,479	242,748,971	20,817,948
US Equity Focus	2,212,803	450,250	2,231,806	2,166,659
US Small-Mid Cap Equity	897,074	170,438	13,969,807	602,919
US Sustainable Equity	270,923	63,342	38,853	24
US Systematic Small Cap Equity	8,515	—	—	—
*	Global Listed Infrastructure and International Strategic Equity Portfolios had return of capital distributions of $0 and $112,026,425 in 2021 and $35,977,763 and $0 in 2020, respectively.

At December 31, 2021, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
	(Deferred	Capital Gain	(Depreciation)
	Ordinary	(Deferred	Including
Portfolio	Losses)	Capital Losses)	Foreign Currency

Developing Markets Equity	$(126,847)	$(112,558,706)	$35,575,464
Emerging Markets Core Equity	27,835	(16,157,226)	37,002,738
Emerging Markets Equity Advantage	—	274,665	(561,987)
Emerging Markets Equity	(356,726)	(996,421,547)	492,439,728
Emerging Markets Strategic Equity	(13,726)	(44,659,696)	1,546,681
Equity Franchise	1,716,651	1,342,416	13,653,429
Global Equity Select	(1,312)	(3,363)	41,093,414
Global Listed Infrastructure	78,621,183	68,322,063	899,209,535
Global Strategic Equity	101	19,473	2,353,905
International Equity Advantage	5,581	12,710	333,307
International Equity	2,207,587	48,291,586	336,702,749
International Equity Select	—	247,167	12,676,411
International Equity Value	1,256	(600,038)	97,524
International Quality Growth	(6,730)	—	3,416,928
International Small Cap Equity	(19,273)	826,115	4,040,130
International Strategic Equity	(7,408,056)	(14,948,987)	1,372,835,831

288   Annual Report

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
	(Deferred	Capital Gain	(Depreciation)
	Ordinary	(Deferred	Including
Portfolio	Losses)	Capital Losses)	Foreign Currency

Managed Equity Volatility	$136,234	$229,615	$2,998,542
US Equity Concentrated	3,855,923	26,197,508	706,148,498
US Equity Focus	—	340,837	29,628,072
US Small-Mid Cap Equity	—	2,348,535	22,029,869
US Sustainable Equity	673	67,838	4,807,477
US Systematic Small Cap Equity	11,115	352	62,016

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Annual Report   289

(i) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Developing Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Emerging Markets Equity Advantage (a)	0.75
Emerging Markets Equity	1.00
Emerging Markets Strategic Equity	1.00
Equity Franchise	0.80
Global Equity Select	0.65
Global Listed Infrastructure	0.90
Global Strategic Equity	0.75
International Equity Advantage	0.65
International Equity	0.75
International Equity Select	0.65
International Equity Value	0.80
International Quality Growth	0.75
International Small Cap Equity	0.75
International Strategic Equity	0.75

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Portfolio	Annual Rate

Managed Equity Volatility	0.60%
US Equity Concentrated	0.70
US Equity Focus	0.55
US Small-Mid Cap Equity	0.75
US Sustainable Equity	0.60
US Systematic Small Cap Equity	0.70
(a)	From January 1, 2021 to March 31, 2021, the annual rate was 0.85%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until April 30, 2022 (or such other date as indicated below) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

	Institutional	Open	R6
Portfolio	Shares	Shares	Shares

Developing Markets Equity	1.15%	1.40%	N/A %
Emerging Markets Core Equity	1.25	1.50	1.20
Emerging Markets Equity Advantage (a)	0.90	1.15	N/A
Emerging Markets Equity	1.20	1.45	1.15
Emerging Markets Strategic Equity (b)	1.15	1.40	N/A
Equity Franchise	0.95	1.20	N/A
Global Equity Select	0.90	1.15	N/A
Global Listed Infrastructure (c)	1.20	1.45	N/A
Global Strategic Equity	0.95	1.20	N/A
International Equity Advantage	0.90	1.15	N/A
International Equity	0.85	1.10	0.80
International Equity Select (d)	0.90	1.15	N/A
International Equity Value	0.95	1.20	N/A
International Quality Growth (h)	0.85	1.10	N/A
International Small Cap Equity	1.13	1.38	N/A
International Strategic Equity	1.05	1.30	1.00
Managed Equity Volatility	0.75	1.00	N/A
US Equity Concentrated (e)	0.90	1.15	0.85
US Equity Focus	0.70	0.95	0.70
US Small-Mid Cap Equity	1.15	1.40	1.10
US Sustainable Equity (f)	0.75	1.00	N/A
US Systematic Small Cap Equity (g)	0.90	1.15	N/A

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(a)	From January 1, 2021 to March 31, 2021, annual rates were 1.10% and 1.35%, respectively.
(b)	From January 1, 2021 to June 23, 2021, annual rates were 1.20%, 1.45% and 1.15%, respectively.
(c)	This agreement will continue in effect until April 30, 2031.
(d)	This agreement will continue in effect until April 30, 2022 and from April 30, 2022 until April 30, 2031 at levels of 1.15%, 1.40% and 1.10%, respectively.
(e)	This agreement will continue in effect until April 30, 2022 and from April 30, 2022 until April 30, 2031 at levels of 1.10%, 1.35% and 1.05%, respectively.
(f)	This agreement will continue in effect until June 30, 2022.
(g)	This agreement will continue in effect until October 29, 2023.
(h)	This agreement will continue in effect until April 30, 2022 for Institutional Shares and until April 30, 2031 for Open Shares.

In addition, until April 30, 2022, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2021, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Developing Markets Equity	$—	$—	$4,606	$—
Emerging Markets Core Equity	—	—	1,194	—
Emerging Markets Equity Advantage	167,193	—	7,281	—
Emerging Markets Strategic Equity	104,219	—	9,771	—
Equity Franchise	30,657	—	1,062	3,259
Global Equity Select	—	—	3,473	—
Global Strategic Equity	103,154	24,871	1,587	4,519
International Equity Advantage	17,790	116,562	850	9,919
International Equity Select	—	—	3,382	—
International Equity Value	24,087	96,627	355	5,676
International Quality Growth	123,150	—	2,527	3,052
International Small Cap Equity	27,985	—	17,856	—
Managed Equity Volatility	125,256	—	485	4,240
US Equity Focus	23,504	—	3,915	—
US Sustainable Equity	78,821	95,355	2,441	6,319
US Systematic Small Cap Equity	4,222	57,195	135	3,315

292   Annual Report

	R6 Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

Emerging Markets Core Equity	$3,993	$—
Emerging Markets Equity	3,185	—
International Equity	16,669	—
International Strategic Equity	4,745	—
US Equity Concentrated	2,912	—
US Equity Focus	19,380	—
US Small-Mid Cap Equity	5,923	6,663

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For 2021, the annual compensation for, each Director who was not an affiliated person of the Investment Manager or any of its affiliates, that was paid by all of the funds in the Lazard

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Fund Complex was, as applicable: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. Effective January 2022, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates is comprised of: (1) an annual retainer of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and Committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active Portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

Portfolio	Purchases	Sales

Developing Markets Equity	$74,973,701	$100,355,871
Emerging Markets Core Equity	58,642,974	92,483,471
Emerging Markets Equity Advantage	95,473,242	52,904,857
Emerging Markets Equity	1,374,400,510	2,237,853,926
Emerging Markets Strategic Equity	65,752,374	78,725,231
Equity Franchise	69,903,107	77,137,830
Global Equity Select	22,767,672	22,616,780
Global Listed Infrastructure	1,974,090,962	2,319,718,097
Global Strategic Equity	16,936,203	5,294,139
International Equity Advantage	2,910,468	2,812,403
International Equity	826,558,529	2,241,292,439
International Equity Select	29,898,227	45,820,526
International Equity Value	2,258,762	2,115,988

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Portfolio	Purchases	Sales

International Quality Growth	$51,608,990	$2,290,461
International Small Cap Equity	16,246,778	35,127,305
International Strategic Equity	2,022,854,531	1,900,888,695
Managed Equity Volatility	31,654,324	30,194,170
US Equity Concentrated	607,246,705	1,007,524,654
US Equity Focus	28,732,453	18,628,649
US Small-Mid Cap Equity	71,516,102	90,091,129
US Sustainable Equity	1,326,908	1,077,303
US Systematic Small Cap Equity	4,756,569	778,312

For the year ended December 31, 2021, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2021, the Investment Manager owned 19.00%, 91.00%, 86.20%, 32.4%, 51.6% and 75.20% of the outstanding shares of the Global Strategic Equity, International Equity Advantage, International Equity Value, International Quality Growth, and US Sustainable Equity and US Systematic Small Cap Equity Portfolio, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Global Listed Infrastructure Portfolio for the year ended December 31, 2021 were as follows:

	Value at	Purchase	Sales	Realized
Issue	December 31, 2020	cost	proceeds	gain (loss)

Global Listed Infrastructure
Atlas Arteria Ltd	$245,363,263	$4,645,171	$(1,457,799)	$(267,548)
Eutelsat# Communications SA	129,664,643	2,974,011	(292,855)	24,856
SES SA	194,564,135	2,412,030	(2,139,832)	(401,289)
Pennon Group Plc*	279,091,668	4,286,530	(178,634,100)	(18,212,983)
Total Securities	$848,683,709	$14,317,742	$(182,524,586)	$(18,856,964)

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	Change in unrealized		Shares at		Values at
	appreciation	Dividend	December 31,		December 31,
Issue	(depreciation)	income	2021		2021

Atlas Arteria Ltd	$1,596,985	$10,416,584	49,611,421		$249,880,072
Eutelsat# Communications SA	10,562,565	12,312,889	11,681,887		142,933,220
SES SA	(30,717,014)	8,421,914	20,619,089		163,718,030
Pennon Group Plc*	(27,183,696)	111,758,439	—	*	—	*
Total Securities	$(45,741,160)	$142,909,826	81,912,397		$556,531,322
#	This security is deemed to meet the criteria of an affiliated company at the reporting date.
*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date and is therefore excluded from non-controlled affiliated issuers, at fair value on the Statement of Assets and Liabilities. Dividend income, realized gain/loss, and change in unrealized appreciation (depreciation) earned during the period is reported within the respective non-controlled affiliated issuers financial statement categories on the Statement of Operations.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2021, the following Portfolios had borrowings under the Agreement as follows:

			Weighted	Number
	Average	Maximum	Average	of Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

Developing Markets Equity	$1,671,931	$2,495,000	1.19%	13
Emerging Markets Core Equity	1,730,042	8,300,000	1.19	24
Emerging Markets Equity Advantage	657,941	3,300,000	1.18	39
Emerging Markets Equity	6,839,200	12,976,000	1.18	5
Emerging Markets Strategic Equity	1,217,889	10,340,000	1.20	27

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			Weighted	Number
	Average	Maximum	Average	of Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

Equity Franchise	$301,000	$301,000	1.17	1
Global Equity Select	157,500	157,500	1.18	4
Global Strategic Equity	730,000	730,000	1.19	1
International Equity	15,725,000	26,920,000	1.19	12
International Equity Select	1,736,667	4,510,000	1.20	3
International Quality Growth	115,000	115,000	1.20	1
International Small Cap Equity	635,285	1,223,100	1.18	13
Managed Equity Volatility	506,125	916,000	1.20	8
US Equity Concentrated	22,252,914	30,970,100	1.18	7
US Equity Focus	265,000	265,000	1.20	1
*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets

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may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in

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these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(e) Forward Currency Contracts and Currency Hedging Risk—Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all of a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging

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activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause a Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(f) Country Risk—Implementation of certain Portfolios’ investment strategies may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular country, such as China or Japan, and a Portfolio would be expected to be affected by political, regulatory, market, economic and social developments affecting that country.

Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Hong Kong Stock Connect Program (“Stock Connect”). While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in China A-Shares (although the Portfolio would be permitted to sell China A-Shares regardless of the quota balance). Stock Connect is also subject to trading, clearance, settlement and operational risks.

Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative

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impact on Japan’s economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries could have an adverse effect on Japan’s economy. The Japanese yen has fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports.

(g) Sector Risk—Implementation of certain Portfolios’ investment strategies may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(h) Franchise Companies Risk—Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact a Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

(i) Infrastructure Companies Risk—Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various

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government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(j) Sustainable Investing Risk—A Portfolio’s performance is dependent upon, among other things, the success of its investment strategy as implemented by the Investment Manager (i.e., the performance of the investments purchased pursuant to the investment strategy). A Portfolio’s investment strategy which focuses on investing in companies that satisfy the criteria for being considered a Sustainable Company (as described in the Prospectus), which may cause the Investment Manager to forgo investments for the Portfolio that the Investment Manager otherwise believes may be attractive but that are not considered to be Sustainable Companies.

(k) Other Equity Securities Risk—Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

(l) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(m) REIT Risk—REITs are subject to similar risks as an investment in a realty-related company. Consequently, investments in REITs could lead to investment results that may be significantly different from investments in broader securities markets. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable

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changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

(n) ETF Risk—Shares of exchange-traded funds (“ETFs”) may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of the ETF’s investments, as well as to the general risks of investing in ETFs. A Portfolio investing in ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in one or more ETFs (subject to certain exceptions). Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(o) Non-Diversification Risk—The net asset value of a Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or

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regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(p) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or input may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2021:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Developing Markets Equity Portfolio
Common Stocks*
Brazil	$3,022,265	$2,685,950	$—	$5,708,215
China	9,494,523	31,553,717	—	41,048,240
Colombia	3,122,924	—	—	3,122,924
Hong Kong	—	1,502,919	—	1,502,919
Hungary	—	1,293,497	—	1,293,497
India	8,809,466	9,280,434	—	18,089,900
Indonesia	—	5,713,225	—	5,713,225
Mexico	4,382,290	—	—	4,382,290
Peru	1,106,076	—	—	1,106,076
Philippines	—	3,893,676	—	3,893,676
Poland	—	1,170,868	—	1,170,868
Russia	1,318,174	6,421,428	—	7,739,602
South Africa	—	7,365,400	—	7,365,400
South Korea	—	20,023,933	—	20,023,933
Taiwan	3,669,679	21,968,542	—	25,638,221
United States	—	2,261,392	—	2,261,392
Zambia	3,451,850	—	—	3,451,850
Short-Term Investments	4,388,096	—	—	4,388,096
Total	$42,765,343	$115,134,981	$—	$157,900,324

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Emerging Markets Core Equity Portfolio
Common Stocks*
Argentina	$1,376,716	$—	$—	$1,376,716
Austria	—	2,520,237	—	2,520,237
Brazil	766,084	6,228,081	—	6,994,165
Canada	1,338,797	—	—	1,338,797
China	10,724,718	32,133,799	—	42,858,517
Hong Kong	—	2,309,059	—	2,309,059
India	12,809,362	12,084,207	—	24,893,569
Indonesia	1,884,234	1,458,835	—	3,343,069
Mexico	7,504,579	—	—	7,504,579
Philippines	—	1,531,881	—	1,531,881
Poland	—	2,655,858	—	2,655,858
Russia	2,027,634	6,370,520	—	8,398,154
South Africa	—	2,211,416	—	2,211,416
South Korea	—	19,175,909	—	19,175,909
Taiwan	18,462,777	6,822,617	—	25,285,394
Thailand	—	1,538,940	—	1,538,940
United Kingdom	2,168,490	—	—	2,168,490
Short-Term Investments	3,388,723	—	—	3,388,723
Total	$62,452,114	$97,041,359	$—	$159,493,473

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$—	$1,254,292	$—	$1,254,292
China	4,773,868	18,351,075	—	23,124,943
Colombia	111,765	—	—	111,765
Greece	—	333,390	—	333,390
Hong Kong	—	160,464	—	160,464
Hungary	—	351,289	—	351,289
India	5,587,465	1,903,754	—	7,491,219
Indonesia	297,205	734,351	—	1,031,556
Malaysia	—	1,131,930	—	1,131,930
Mexico	2,171,123	—	—	2,171,123
Philippines	—	368,020	—	368,020
Poland	—	477,206	—	477,206
Russia	93,412	2,224,384	—	2,317,796
Saudi Arabia	—	2,261,341	—	2,261,341
South Africa	—	1,780,490	—	1,780,490
South Korea	—	9,481,803	—	9,481,803
Taiwan	117,552	10,992,432	—	11,109,984
Thailand	—	2,005,850	—	2,005,850
Turkey	—	531,657	—	531,657
United States	—	136,960	—	136,960
Preferred Stocks*
Brazil	—	736,334	—	736,334
Short-Term Investments	766,155	—	—	766,155
Total	$13,918,545	$55,217,022	$—	$69,135,567

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Emerging Markets Equity Portfolio
Common Stocks*
Austria	$—	$25,778,819	$—	$25,778,819
Brazil	108,225,859	214,605,562	—	322,831,421
China	—	680,357,717	—	680,357,717
Egypt	—	51,293,171	—	51,293,171
Greece	—	32,243,235	—	32,243,235
Hong Kong	—	40,714,304	—	40,714,304
Hungary	—	58,481,047	—	58,481,047
India	—	230,963,121	—	230,963,121
Indonesia	84,528,375	103,430,626	—	187,959,001
Mexico	178,382,286	—	—	178,382,286
Portugal	—	62,232,850	—	62,232,850
Russia	50,121,658	195,802,372	—	245,924,030
South Africa	—	236,390,643	—	236,390,643
South Korea	—	510,902,934	—	510,902,934
Taiwan	—	378,775,959	—	378,775,959
Thailand	—	68,326,856	—	68,326,856
United Kingdom	—	58,663,249	—	58,663,249
Exchange-Traded Funds	181,460,979	—	—	181,460,979
Short-Term Investments	85,902,251	—	—	85,902,251
Total	$688,621,408	$2,948,962,465	$—	$3,637,583,873

Annual Report   309

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Emerging Markets Strategic Equity Portfolio
Common Stocks*
Austria	$—	$962,557	$—	$962,557
Brazil	1,391,297	1,339,565	—	2,730,862
China	5,567,673	11,260,083	—	16,827,756
Egypt	—	562,483	—	562,483
France	502,204	—	—	502,204
Greece	—	365,731	—	365,731
Hong Kong	—	951,133	—	951,133
India	—	7,471,701	—	7,471,701
Indonesia	609,022	1,308,283	—	1,917,305
Macau	—	330,781	—	330,781
Mexico	2,522,002	—	—	2,522,002
Russia	839,464	2,570,030	—	3,409,494
South Africa	—	2,744,740	—	2,744,740
South Korea	—	7,688,363	—	7,688,363
Taiwan	—	8,298,417	—	8,298,417
Thailand	574,192	26,998	—	601,190
United Kingdom	—	919,142	—	919,142
Preferred Stocks*
Brazil	—	372,894	—	372,894
Short-Term Investments	1,290,001	—	—	1,290,001
Total	$13,295,855	$47,172,901	$—	$60,468,756

Equity Franchise Portfolio
Common Stocks*
Belgium	$—	$2,141,479	$—	$2,141,479
France	—	2,272,073	—	2,272,073
Germany	—	5,015,341	—	5,015,341
Italy	—	6,510,697	—	6,510,697
Japan	—	5,281,549	—	5,281,549
Luxembourg	—	4,154,358	—	4,154,358
Spain	—	3,173,925	—	3,173,925
United Kingdom	—	4,208,734	—	4,208,734
United States	65,890,031	—	—	65,890,031
Short-Term Investments	6,669,043	—	—	6,669,043
Total	$72,559,074	$32,758,156	$—	$105,317,230

310   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Global Equity Select Portfolio
Common Stocks*
Brazil	$708,812	$—	$—	$708,812
Canada	6,443,839	—	—	6,443,839
China	2,496,480	1,385,801	—	3,882,281
Denmark	—	1,063,979	—	1,063,979
France	—	3,839,639	—	3,839,639
Germany	—	2,164,010	—	2,164,010
Hong Kong	—	1,096,687	—	1,096,687
India	1,377,792	—	—	1,377,792
Japan	—	3,829,879	—	3,829,879
Netherlands	—	2,870,570	—	2,870,570
South Korea	—	795,234	—	795,234
Spain	—	911,389	—	911,389
Sweden	—	2,563,697	—	2,563,697
Switzerland	—	4,843,993	—	4,843,993
Taiwan	2,310,072	—	—	2,310,072
United Kingdom	1,158,870	6,992,005	—	8,150,875
United States	63,269,288	—	—	63,269,288
Short-Term Investments	960,483	—	—	960,483
Total	$78,725,636	$32,356,883	$—	$111,082,519

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$465,024,107	$—	$465,024,107
Canada	41,791,315	—	—	41,791,315
France	—	514,512,250	—	514,512,250
Hong Kong	—	320,322,531	—	320,322,531
Italy	—	1,761,711,786	—	1,761,711,786
Luxembourg	—	163,718,030	—	163,718,030
Portugal	—	61,128,554	—	61,128,554
Spain	—	640,570,331	—	640,570,331
Switzerland	—	145,690,272	—	145,690,272
United Kingdom	—	1,389,677,159	—	1,389,677,159
United States	1,492,281,952	—	—	1,492,281,952
Short-Term Investments	635,937,413	—	—	635,937,413
Other Financial Instruments†
Forward Currency Contracts	—	1,137,925	—	1,137,925
Total	$2,170,010,680	$5,463,492,945	$—	$7,633,503,625
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(80,386,242)	$—	$(80,386,242)

Annual Report   311

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Global Strategic Equity Portfolio
Common Stocks*
Australia	$—	$198,057	$—	$198,057
Brazil	—	105,173	—	105,173
Canada	414,626	—	—	414,626
China	182,937	187,722	—	370,659
Denmark	—	283,482	—	283,482
France	—	542,642	—	542,642
Germany	—	1,138,159	—	1,138,159
Hong Kong	—	211,710	—	211,710
India	229,307	—	—	229,307
Japan	—	677,598	—	677,598
Netherlands	—	745,375	—	745,375
Portugal	—	162,388	—	162,388
South Korea	—	521,507	—	521,507
Spain	—	212,011	—	212,011
Switzerland	—	419,340	—	419,340
Taiwan	—	376,427	—	376,427
United Kingdom	—	1,235,551	—	1,235,551
United States	9,861,172	—	—	9,861,172
Short-Term Investments	72,523	—	—	72,523
Total	$10,760,565	$7,017,142	$—	$17,777,707

312   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$242,130	$—	$242,130
Austria	—	3,029	—	3,029
Belgium	—	8,851	—	8,851
China	—	45,799	—	45,799
Denmark	—	126,405	—	126,405
Finland	21,552	5,388	—	26,940
France	—	331,795	—	331,795
Germany	4,558	306,183	—	310,741
Hong Kong	—	41,136	—	41,136
Israel	3,151	12,287	—	15,438
Italy	—	85,654	—	85,654
Japan	39,071	642,149	—	681,220
Luxembourg	—	7,057	—	7,057
Netherlands	—	242,045	—	242,045
New Zealand	—	2,893	—	2,893
Russia	—	18,479	—	18,479
Singapore	—	25,085	—	25,085
South Africa	—	22,104	—	22,104
Spain	—	52,275	—	52,275
Sweden	—	76,963	—	76,963
Switzerland	—	224,862	—	224,862
Taiwan	3,803	—	—	3,803
United Kingdom	8,868	312,904	—	321,772
United States	18,607	63,077	—	81,684
Preferred Stocks*
Germany	—	2,328	—	2,328
Short-Term Investments	17,595	—	—	17,595
Total	$117,205	$2,900,878	$—	$3,018,083

Annual Report   313

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Equity Portfolio
Common Stocks*
Canada	$66,394,125	$—	$—	$66,394,125
China	21,553,920	61,114,639	—	82,668,559
Denmark	—	49,677,911	—	49,677,911
Finland	—	40,679,283	—	40,679,283
France	—	184,573,886	—	184,573,886
Germany	—	159,703,154	—	159,703,154
India	—	17,791,795	—	17,791,795
Ireland	22,575,635	—	—	22,575,635
Israel	—	30,727,128	—	30,727,128
Italy	—	29,828,069	—	29,828,069
Japan	—	262,090,313	—	262,090,313
Mexico	15,154,051	—	—	15,154,051
Netherlands	—	114,635,206	—	114,635,206
Norway	—	35,994,858	—	35,994,858
Portugal	—	16,745,388	—	16,745,388
Singapore	—	22,664,634	—	22,664,634
South Africa	—	25,048,180	—	25,048,180
South Korea	—	34,574,213	—	34,574,213
Spain	—	24,710,990	—	24,710,990
Sweden	—	24,738,989	—	24,738,989
Switzerland	—	67,887,177	—	67,887,177
United Kingdom	—	240,234,106	—	240,234,106
United States	99,415,737	25,611,719	—	125,027,456
Preferred Stocks*
Germany	—	23,938,298	—	23,938,298
Short-Term Investments	59,248,348	—	—	59,248,348
Total	$284,341,816	$1,492,969,936	$—	$1,777,311,752

314   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Equity Select Portfolio
Common Stocks*
Brazil	$816,310	$1,047,181	$—	$1,863,491
Canada	1,145,975	—	—	1,145,975
China	463,750	7,072,609	—	7,536,359
Denmark	—	2,260,262	—	2,260,262
Finland	—	1,103,762	—	1,103,762
France	—	8,617,692	—	8,617,692
Germany	—	3,645,488	—	3,645,488
India	1,700,555	1,252,542	—	2,953,097
Indonesia	645,172	925,711	—	1,570,883
Ireland	816,491	—	—	816,491
Italy	—	1,196,283	—	1,196,283
Japan	—	6,719,315	—	6,719,315
Mexico	1,253,833	—	—	1,253,833
Netherlands	—	5,120,358	—	5,120,358
Norway	—	1,621,690	—	1,621,690
Singapore	—	980,556	—	980,556
South Africa	—	1,386,937	—	1,386,937
South Korea	—	2,768,248	—	2,768,248
Spain	—	969,951	—	969,951
Sweden	—	1,220,803	—	1,220,803
Switzerland	—	4,104,710	—	4,104,710
Taiwan	—	1,771,421	—	1,771,421
United Kingdom	—	9,753,308	—	9,753,308
United States	5,773,895	1,455,056	—	7,228,951
Preferred Stocks*
Germany	—	993,270	—	993,270
Short-Term Investments	3,963,861	—	—	3,963,861
Total	$16,579,842	$65,987,153	$—	$82,566,995

Annual Report   315

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Equity Value Portfolio
Common Stocks*
Australia	$—	$55,817	$—	$55,817
Canada	81,232	—	—	81,232
France	—	718,260	—	718,260
Germany	59,996	198,423	—	258,419
Italy	—	128,985	—	128,985
Japan	127,917	442,303	—	570,220
Macau	—	71,585	—	71,585
Mexico	156,129	—	—	156,129
Netherlands	—	107,107	—	107,107
Russia	—	63,781	—	63,781
South Korea	41,446	137,864	—	179,310
Spain	—	81,357	—	81,357
United Kingdom	—	453,240	—	453,240
United States	—	83,360	—	83,360
Total	$466,720	$2,542,082	$—	$3,008,802

International Quality Growth Portfolio
Common Stocks*
Brazil	$863,899	$—	$—	$863,899
Canada	4,756,016	—	—	4,756,016
China	1,178,159	1,748,164	—	2,926,323
Denmark	—	4,238,518	—	4,238,518
France	—	5,396,783	—	5,396,783
Germany	—	2,925,877	—	2,925,877
Hong Kong	—	1,090,810	—	1,090,810
India	1,856,512	—	—	1,856,512
Israel	1,140,773	—	—	1,140,773
Japan	—	4,126,450	—	4,126,450
Netherlands	—	5,974,138	—	5,974,138
Norway	—	993,191	—	993,191
South Africa	—	1,381,547	—	1,381,547
South Korea	—	782,318	—	782,318
Spain	—	1,209,385	—	1,209,385
Sweden	—	3,277,755	—	3,277,755
Switzerland	—	2,586,523	—	2,586,523
Taiwan	2,374,799	—	—	2,374,799
United Kingdom	—	10,506,889	—	10,506,889
United States	3,360,212	—	—	3,360,212
Short-Term Investments	1,047,573	—	—	1,047,573
Total	$16,577,943	$46,238,348	$—	$62,816,291

316   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$1,111,678	$—	$1,111,678
Austria	—	391,431	—	391,431
Belgium	—	502,522	—	502,522
Canada	983,299	—	—	983,299
China	—	487,622	—	487,622
Denmark	—	380,058	—	380,058
Finland	—	751,725	—	751,725
France	—	335,921	—	335,921
Germany	—	3,777,620	—	3,777,620
Greece	—	353,756	—	353,756
Ireland	—	267,941	—	267,941
Israel	—	272,219	—	272,219
Italy	550,620	1,089,279	—	1,639,899
Japan	—	6,231,652	—	6,231,652
Jersey	—	524,932	—	524,932
Netherlands	—	1,505,189	—	1,505,189
New Zealand	—	275,901	—	275,901
Norway	—	374,894	—	374,894
Singapore	—	221,202	—	221,202
Spain	—	683,794	—	683,794
Sweden	298,270	739,026	—	1,037,296
United Kingdom	269,503	3,723,531	—	3,993,034
United States	280,996	—	—	280,996
Short-Term Investments	104,224	—	—	104,224
Total	$2,486,912	$24,001,893	$—	$26,488,805

Annual Report   317

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
International Strategic Equity Portfolio
Common Stocks*
Australia	$—	$113,921,796	$—	$113,921,796
Brazil	—	31,498,575	—	31,498,575
Canada	490,474,166	—	—	490,474,166
China	36,040,530	305,986,606	—	342,027,136
Denmark	—	230,641,710	—	230,641,710
Finland	—	111,995,343	—	111,995,343
France	—	525,967,873	—	525,967,873
Germany	—	405,144,096	—	405,144,096
India	—	71,481,224	—	71,481,224
Ireland	93,565,742	—	—	93,565,742
Israel	—	166,977,960	—	166,977,960
Italy	—	90,192,083	—	90,192,083
Japan	—	786,229,991	—	786,229,991
Mexico	75,273,938	—	—	75,273,938
Netherlands	—	243,607,283	—	243,607,283
South Korea	—	28,210,322	—	28,210,322
Spain	—	276,090,541	—	276,090,541
Sweden	39,350,570	72,916,951	—	112,267,521
Switzerland	—	309,422,590	—	309,422,590
Taiwan	—	52,124,048	—	52,124,048
United Kingdom	—	945,961,115	—	945,961,115
United States	571,857,275	—	—	571,857,275
Preferred Stocks*
Brazil	—	31,404,625	—	31,404,625
Germany	—	75,577,596	—	75,577,596
Short-Term Investments	105,564,286	—	—	105,564,286
Total	$1,412,126,507	$4,875,352,328	$—	$6,287,478,835

318   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$683,337	$—	$683,337
Belgium	—	421,880	—	421,880
Canada	1,830,671	—	—	1,830,671
China	77,719	—	—	77,719
Denmark	—	545,111	—	545,111
France	—	435,232	—	435,232
Israel	—	152,935	—	152,935
Japan	—	3,594,457	—	3,594,457
Netherlands	—	536,821	—	536,821
New Zealand	—	148,213	—	148,213
Norway	—	252,355	—	252,355
South Africa	—	65,861	—	65,861
Spain	—	24,976	—	24,976
Sweden	—	306,825	—	306,825
Switzerland	—	1,161,463	—	1,161,463
United Kingdom	70,657	973,121	—	1,043,778
United States	20,106,560	—	—	20,106,560
Short-Term Investments	202,828	—	—	202,828
Total	$22,288,435	$9,302,587	$—	$31,591,022

US Equity Concentrated Portfolio
Common Stocks*	$1,961,069,374	$—	$—	$1,961,069,374
Short-Term Investments	20,160,204	—	—	20,160,204
Total	$1,981,229,578	$—	$—	$1,981,229,578

US Equity Focus Portfolio
Common Stocks*	$78,633,244	$—	$—	$78,633,244
Short-Term Investments	1,705,866	—	—	1,705,866
Total	$80,339,110	$—	$—	$80,339,110

US Small-Mid Cap Equity Portfolio
Common Stocks*	$103,497,038	$—	$—	$103,497,038

US Sustainable Equity Portfolio
Common Stocks*	$15,009,726	$—	$—	$15,009,726
Short-Term Investments	393,320	—	—	393,320
Total	$15,403,046	$—	$—	$15,403,046

US Systematic Small Cap Equity Portfolio
Common Stocks*	$4,052,353	$—	$—	$4,052,353
Rights*	—	—	—	—
Short-Term Investments	130,048	—	—	130,048
Total	$4,182,401	$—	$—	$4,182,401

Annual Report   319

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

10. Derivative Instruments

The Global Listed Infrastructure Portfolio used derivative instruments, including forward currency contracts.

The Global Listed Infrastructure Portfolio uses forward currency contracts primarily for hedging purposes.

During the year ended December 31, 2021, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$234,900,000	#
Average amounts sold	$6,003,100,000

#	Represents average monthly notional exposure for the eight months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,137,925

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$80,386,242

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$325,748,503

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(23,107,715)

320   Annual Report

None of the other presented portfolios traded in derivative instruments during the year ended December 31, 2021.

As of December 31, 2021, the Global Listed Infrastructure Portfolio held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2021:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,137,925	$—	$1,137,925

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Standard Chartered Bank	$1,137,925	$(1,137,925)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$80,386,242	$—	$80,386,242

Annual Report   321

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
BNP Paribas SA	$4,207,071	$—	$—	$4,207,071
Canadian Imperial Bank of Commerce	6,661,037	—	—	6,661,037
Citibank NA	6,901,088	—	—	6,901,088
HSBC Bank USA NA	11,638,682	—	—	11,638,682
Morgan Stanley & Co.	9,066,306	—	—	9,066,306
Royal Bank of Canada	14,336,378	—	—	14,336,378
Standard Chartered Bank	4,052,271	(1,137,925)	—	2,914,346
State Street Bank and Trust Co.	19,432,733	—	—	19,432,733
The Bank of New York Mellon Corp.	4,090,676	—	—	4,090,676
Total	$80,386,242	$(1,137,925)	$—	$79,248,317

11. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that have occurred since March 12, 2020 and that will continue to occur, through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

322   Annual Report

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Strategic Equity Portfolio (formerly known as Lazard Emerging Markets Equity Blend Portfolio), Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Sustainable Equity Portfolio and Lazard US Systematic Small Cap Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Strategic Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Sustainable Equity Portfolio and Lazard US Systematic Small Cap Equity Portfolio, (collectively the “Portfolios”), twenty-two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights

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for each of the five years in the period then ended for the Portfolios except for Lazard Equity Franchise Portfolio, Lazard International Equity Value Portfolio, Lazard International Quality Growth Portfolio, Lazard US Sustainable Equity Portfolio and Lazard US Systematic Small Cap Equity Portfolio where the financial statements and periods audited are included in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Lazard Equity Franchise Portfolio	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and the period from September 29, 2017 (commencement of operations) through December 31, 2017
Lazard International Equity Value Portfolio	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, and the period from October 31, 2018 (commencement of operations) through December 31, 2018
Lazard International Quality Growth Portfolio	For the year ended December 31, 2021	For the years ended December 31, 2020 and 2021	For the years ended December 31, 2021, 2020, 2019, and for the period from December 31, 2018 (commencement of operations) through December 31, 2018
Lazard US Sustainable Equity Portfolio	For the year ended December 31, 2021	For the years ended December 31, 2021 and the period from June 30, 2020 (commencement of operations) through December 31, 2020
Lazard US Systematic Small Cap Equity Portfolio	For the period from October 29, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is

324   Annual Report

to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 25, 2022

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report   325

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(3):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2022, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.

(3)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report   327

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice Presideint and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Director and Counsel of the Investment Manager (since January 2021, previously Senior Vice President) Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)
Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

328   Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2021

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2021:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Developing Markets Equity	100.00%
Emerging Markets Core Equity	100.00
Emerging Markets Equity Advantage	37.59
Emerging Markets Equity	100.00
Emerging Markets Strategic Equity	100.00
Equity Franchise	21.69
Global Equity Select	73.81
Global Listed Infrastructure	82.53
Global Strategic Equity	100.00
International Equity Advantage	100.00
International Equity	100.00
International Equity Select	100.00
International Equity Value	100.00
International Quality Growth	78.33
International Small Cap Equity	76.71
International Strategic Equity	100.00
Managed Equity Volatility	84.49
US Equity Concentrated	57.58
US Equity Focus	38.18
US Small-Mid Cap Equity	100.00
US Sustainable Equity	66.93
US Systematic Small Cap Equity Portfolio	64.45

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Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Developing Markets Equity	0.00%
Emerging Markets Core Equity	0.89
Emerging Markets Equity Advantage	0.13
Emerging Markets Equity	0.00
Emerging Markets Strategic Equity	0.57
Equity Franchise	8.52
Global Equity Select	22.91
Global Listed Infrastructure	7.57
Global Strategic Equity	15.66
International Equity Advantage	0.00
International Equity	0.00
International Equity Select	0.00
International Equity Value	0.00
International Quality Growth	0.00
International Small Cap Equity	0.00
International Strategic Equity	0.00
Managed Equity Volatility	43.31
US Equity Concentrated	47.25
US Equity Focus	34.53
US Small-Mid Cap Equity	100.00
US Sustainable Equity	59.82
US Systematic Small Cap Equity Portfolio	44.48

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

330   Annual Report

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit

Developing Markets Equity	$3,285,368	$745,235
Emerging Markets Core Equity	3,954,428	497,343
Emerging Markets Equity Advantage	1,973,795	215,088
Emerging Markets Equity	183,453,167	34,095,898
Emerging Markets Strategic Equity	2,066,598	524,180
Equity Franchise	—	—
Global Equity Select	—	—
Global Listed Infrastructure	—	—
Global Strategic Equity Portfolio	—	—
International Equity Advantage Portfolio	107,360	9,190
International Equity Portfolio	—	—
International Equity Select Portfolio	3,439,622	374,066
International Equity Value Portfolio	139,722	8,527
International Quality Growth Portfolio	464,007	51,155
International Small Cap Equity Portfolio	940,735	74,979
International Strategic Equity Portfolio	—	—
Managed Equity Volatility Portfolio	—	—
US Equity Concentrated Portfolio	—	—
US Equity Focus Portfolio	—	—
US Small-Mid Cap Equity Portfolio	—	—
US Sustainable Equity	—	—
US Systematic Small Cap Equity Portfolio	—	—

Annual Report   331

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Developing Markets Equity	$—
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	2,263,669
Emerging Markets Equity	—
Emerging Markets Strategic Equity	—
Equity Franchise	5,375,391
Global Equity Select	1,756,391
Global Listed Infrastructure	110,703,716
Global Strategic Equity Portfolio	420,195
International Equity Advantage Portfolio	70,196
International Equity Portfolio	275,087,138
International Equity Select Portfolio	462,986
International Equity Value Portfolio	—
International Quality Growth Portfolio	730,780
International Small Cap Equity Portfolio	6,374,470
International Strategic Equity Portfolio	184,778,429
Managed Equity Volatility Portfolio	829,157
US Equity Concentrated Portfolio	242,748,971
US Equity Focus Portfolio	2,231,806
US Small-Mid Cap Equity Portfolio	14,883,096
US Sustainable Equity	38,853
US Systematic Small Cap Equity Portfolio	—

332   Annual Report

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement

Lazard US Systematic Small Cap Equity Portfolio

At a meeting of the Board held on September 13, 2021, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard US Systematic Small Cap Equity Portfolio (the “Systematic Portfolio”) and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meeting. Certain information was provided by reference to information prepared by the Investment Manager in connection with the Board’s consideration of renewal of the Management Agreement between the Fund, on behalf of its existing Portfolios, and the Investment Manager in June 2021.

Annual Report   333

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the Systematic Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $27 billion of the approximately $277 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2021). The Board also had received a presentation at a prior Board meeting on the Investment Manager’s US Systematic Small Cap Equity investment strategy, including the specific strategies that would be employed for the Systematic Portfolio.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Systematic Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; and marketing and shareholder servicing activities on behalf of the Fund’s Portfolios, which would include the Systematic Portfolio.The Board accepted the assertion of representatives of the Investment Manager that the Systematic Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $27 billion fund complex not managed by a large, global firm such as the Investment Manager.

334   Annual Report

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the Systematic Portfolio’s proposed contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to the Systematic Portfolio’s expense limitation agreed to by the Investment Manager) compared to those of a group of funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the Systematic Portfolio in terms of relevant criteria as appropriate, with certain exclusions as specified by Strategic Insight (the “Expense Peer Group”1). The results of the Strategic Insight comparisons showed that the advisory fee and net expense ratio of the Systematic Portfolio were below the medians of the Expense Peer Group.

Other Accounts Advisory Fee Comparison. The Board also considered fees paid to the Investment Manager by one pooled investment vehicle that utilized the same investment strategy as the Systematic Portfolio (the “Systematic Account”). The Board discussed the fee to be paid to the Investment Manager by the Systematic Portfolio compared to the fees paid to the Investment Manager by the Systematic Account. Representatives of the Investment Manager discussed the nature of the Systematic Account and the significant differences in services provided by the Investment Manager to the Systematic Account as compared to the services to be provided to the Systematic Portfolio. The Board considered the relevance of the fee information provided for the Systematic Account, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees to be paid to the Investment Manager by the Systematic Portfolio.

[1]	The Strategic Insight materials outlined the process for constructing the Expense Peer Group. Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodology used by Strategic Insight in constructing the Expense Peer Group, including how the methodology could affect the results of the comparisons.

Annual Report   335

Performance. The Board considered the performance of the Systematic Account compared to the Russell 2000 Index for various periods commencing in 2015, which showed that the performance of the Systematic Account (gross of fees) was above the Index in almost all of the periods shown, including in the one-, three- and five-year periods ended June 30, 2021 as well as the since inception (August 1, 2015) period.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the Systematic Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Systematic Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Systematic Portfolio and the estimated profitability percentage of the Management Agreement with the Fund, on behalf of the Systematic Portfolio, to the Investment Manager and its affiliates from their relationships with the Systematic Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the Systematic Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the Systematic Portfolio for at least two years following the Systematic Portfolio’s commencement of operations to maintain the expense ratio reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the advisory fee in connection with the renewal of the Management Agreement with the Fund, on behalf of the Systematic Portfolio. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any significant benefits from the Investment Manager acting as investment manager to the Systematic Portfolio other than the benefit of soft dollar commissions in connection with managing the Systematic

336   Annual Report

Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Systematic Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Systematic Portfolio’s Open Shares.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the Management Agreement with the Fund, on behalf of the Systematic Portfolio. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $277 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized, particularly as the assets of the Systematic Portfolio increase

Annual Report   337

and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement with the Fund, on behalf of the Systematic Portfolio, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement with the Fund, on behalf of the Systematic Portfolio. In deciding whether to vote to approve the Management Agreement with the Fund, on behalf of the Systematic Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

338   Annual Report

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
www.proskauer.com

Annual Report   345

Lazard Asset Management LLC • 30 Rockefeller Plaza  • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS020

Lazard Funds

Annual Report

December 31, 2021

Fixed Income Funds

Lazard Emerging Markets Debt Portfolio

Lazard Global Fixed Income Portfolio

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)

4	Investment Overviews (unaudited)

11	Performance Overviews (unaudited)

16	Information About Your Portfolio’s Expenses (unaudited)

19	Portfolio Holdings Presented by Asset Class/Credit Rating and Region

20	Portfolios of Investments

20	Lazard Emerging Markets Debt Portfolio

35	Lazard Global Fixed Income Portfolio

46	Lazard US Corporate Income Portfolio

60	Lazard US Short Duration Fixed Income Portfolio

62	Notes to Portfolios of Investments

64	Statements of Assets and Liabilities

68	Statements of Operations

70	Statements of Changes in Net Assets

76	Financial Highlights

86	Notes to Financial Statements

116	Report of Independent Registered Public Accounting Firm

118	Board of Directors and Officers Information (unaudited)

121	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and the Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2021 proved to be an especially challenging one for global financial markets, as the pandemic entered its second year and new risk factors emerged.

Despite the emergence of several highly effective vaccines in late 2020, anxiety about COVID-19 continued to hang over global financial markets for much of 2021. The uneven nature of the worldwide vaccine rollout, shortages of a wide variety of items, and the emergence of more infectious strains were stark reminders that the virus remained a serious, persistent threat to global public health and the world economy.

Yet, it was the specter of surging global inflation that was also front and center in the minds of investors throughout the year. Traders were concerned that the sharp rise in consumer prices would force monetary policymakers, especially those at the US Federal Reserve (the “Fed”), the world’s most influential central bank, to raise interest rates to contain inflation, potentially hindering a fragile global economic recovery and undercutting a major source of support for riskier assets. Against a backdrop of persistently high inflation and a wave of new COVID-19 cases sweeping across parts of the world, the Fed announced in the closing weeks of December that it would pull back on its massive stimulus program. The news forced markets to prepare to enter 2022 with less Fed support than they have had since the start of the pandemic.

Despite all the challenges and uncertainty, global equity markets generally advanced in 2021, in large part due to solid corporate earnings, especially in the United States and Europe, with data indicating that earnings recoveries were underway for companies in both regions. Global bond markets, including those for sovereign debt and local currency emerging markets, faced headwinds amid the backdrop of rising interest rates and US dollar strength. Among the bright spots were inflation-linked bonds, which were supported by higher inflation expectations, and high yield bonds, which benefited from coupon income and stable or tighter credit spreads.

2   Annual Report

The year 2021 continued a trend of extraordinary shifts in market conditions. However, whatever the investment landscape, we remain confident that fundamental analyses will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management

Annual Report   3

The Lazard Funds, Inc. Investment Overviews (unaudited)

MARKET OVERVIEWS

Global Fixed Income

For the year that ended December 31, 2021, global bond prices, with the exception of high yield, fell, as traders grappled with heightened uncertainty and shifting market dynamics.

Despite the discovery of a vaccine, coronavirus risk lingered and remained a persistent source of anxiety for investors. The emergence of the rapidly spreading, highly infectious Delta and Omicron variants in the second half of the year sparked waves of infections around the world and rattled markets, with traders fearing the imposition of economically punishing lockdowns in order to contain the outbreaks. However, in the case of the Omicron variant, which emerged in late November, these fears eased considerably, as scientific data suggested that this strain was significantly milder and less lethal than the Delta variant and earlier versions of the virus.

The specter of surging global inflation was at the top of mind for investors for much of 2021 amid supply-chain bottlenecks, labor shortages, and sharp increases in shipping costs and oil prices. With consumer prices remaining stubbornly high, the stimulus policy path of the Fed became an area of interest for investors. The announcement by the world’s most influential central bank in the final weeks of the year that it would accelerate the tapering of its bond purchases and likely raise interest rates three times in 2022 received a mixed reaction from financial markets. While traders were heartened by signs that the Fed took the threat of inflation seriously, they also worried that a rapid increase in interest rates could slow global economic growth. Two other key central banks, the Bank of England and the European Central Bank, announced that they, too, were taking a more hawkish turn in order to contain higher prices.

Negative developments in China during the year compounded market anxiety. China’s economic slowdown, regulatory risk stemming from a crackdown on domestic sectors, and the financial woes of the country’s debt-laden real estate sector weighed heavily on the world’s second largest economy.

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Global rate markets came under pressure as interest rates moved higher and central banks looked to remove the ultra-accommodative policy enacted in response to the pandemic emergency. Interest rate sensitive global investment grade corporate bonds underperformed global high yield securities while investment grade corporate credit spreads remained stable. Emerging market debt came under pressure, especially local currency debt. Nonetheless, the new issue market continued to be robust as issuers continued to bolster balance sheets, refinance, and extend their maturity profiles. The US dollar was strong versus most global currencies in both developed and emerging markets. For example, versus the US dollar, the Japanese yen was among the worst performing currencies, losing 10.3%, and among the few winners, the Chinese renminbi appreciated 2.7%. As the year came to an end, the US yield curve continued to shift higher and steepened on the long end as the prospects for the Fed to raise interest rates and to start shrinking its balance sheet came into focus.

Emerging Markets Debt

Emerging markets debt fell 5.32% in 2021 (measured in US dollar terms), as hard currency debt lost 1.80% and local currency debt declined 8.75%. The negative return in hard currency debt marked only the fourth negative calendar year for the asset class in the last two decades. Sovereign credit spreads peaked at nearly 400 basis points (“bps”) in November but partially retraced and ended the year at 369 bps, around 15 bps wider than the start of 2021. The yield on the JP Morgan GBI EM Global Diversified Index (the “GBI EM Index”) improved significantly and currently stands at 5.29%, around 75 bps higher than at the start of 2021 and close to the highest levels since mid-2019. Local debt’s 8.75% loss was the worst calendar year performance since 2015 and third worst since the inception of the index in 2002. Throughout the year, local currencies were hit by the double impact of rising yields and weaker currencies. Tighter monetary policies helped drive the GBI EM Index yield to 5.72%, more than 150 bps higher than the end of 2020. Despite the increase in nominal yields, emerging markets currencies struggled to find an anchor of stability and fell 6% versus the US dollar.

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US Fixed Income

The performance of the sub-asset classes of the US bond market diverged in 2021, as traders assessed the impacts of an improving domestic economic outlook, inflationary pressures exerting themselves, and possible changes in the Fed’s stimulus policy path.

US High Yield

US high yield bonds posted positive returns for the year, supported by tighter credit spreads, which offset higher interest rates, and coupon income. As the year concluded, intense scrutiny was given to the Fed’s trajectory for removing the emergency measures that had been in place since the start of the pandemic, the prospect that inflation would persist, and the slowing economy.

The ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index (“Cash Pay Index”) finished the year up 4.59%. The option-adjusted spread (“OAS”) continued to tighten and finished 2021 54 bps tighter at 264 bps. Lower-quality credit outperformed higher quality with the ICE BofA CCC & Lower Cash Pay High Yield Index up 10.26%, ICE BofA B Cash Pay High Yield Index gaining 4.83%, and the ICE BofA BB Cash Pay High Yield Index rising 4.51%.

High yield issuances continued to break records, totaling $483.0 billion, which eclipsed the previous yearly high of $449.9 billion set in 2020. Refinancing (60%) was the leading use of proceeds, as companies continued to take advantage of the tight spreads and lower interest rates, followed by acquisition financing (20%), and general corporate purposes (16%).

High yield fund flows were negative, marked by overall outflows of $13.6 billion for the year. However, these outflows were dominated by mutual funds, as exchange traded funds (“ETFs”) actually had a net yearly inflow of $842 million into ETFs according to JPMorgan.

Defaults fell to a total of $4.1 billion in bonds, bringing the US high yield bond default rate to a record low of 0.29%, which is below 2007’s previous record low point of 0.38% per JPMorgan.

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US Short Duration Fixed Income

At the beginning of the year, it was thought that inflation would be “transitory,” the result of temporary bottlenecks in supply chains that would normalize as the global economy recovered from shutdowns associated with the pandemic. However, the Fed signaled a relatively hawkish shift in monetary policy when Chair Jerome Powell, speaking before Congress in early December, suggested retiring the word “transitory” in reference to inflation and indicated that the Fed was ready to focus on price stability after months of attending mainly to its other goal, maximum employment. Market participants seized on the Fed’s relatively “hawkish pivot,” and moved up their forecasts for the timing and number of rate hikes. Consequently, the short end of the US yield curve came under pressure rates rose, and bond prices generally fell in anticipation of rate hikes and an overall tightening of monetary policy.

PORTFOLIO PERFORMANCE

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2021, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -5.86%, while Open Shares posted a total return of -6.07% and R6 Shares posted a total return of -5.73%, as compared with the -5.32% return for the Global Diversified Index.

Sovereign credit selection was the main detractor from relative performance. Ukrainian government bonds were one of our largest active risk positions. Despite stronger fundamentals and renewed support from the International Monetary Fund, these bonds underperformed due to the conflict with Russia. Small exposure to distressed countries where bonds continued to drop despite a lack of significant developments (e.g. Venezuela and Lebanon) also detracted from performance.

In contrast, in local debt, the Portfolio benefited from an underweight duration to countries with low yields such as Poland and Thailand. The Portfolio’s overweight exposure to South Africa was also beneficial to performance. South Africa was the portfolio’s largest local rates positions throughout the year and was one of

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the top performers in the index. The Portfolio’s out-of-index position in corporate credit also contributed to relative performance as corporate debt instruments outperformed sovereign debt instruments by nearly 3% during the year.

The Portfolio management team uses currency forwards and interest rates swaps, both opportunistically, for direct currency and rates exposure, and defensively, for hedging purposes. For the year, the use of derivatives detracted from the Portfolio’s performance.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2021, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -7.95%, while Open Shares posted a total return of -8.13%, as compared with the -4.71% return for the Bloomberg Barclays Global Aggregate® Index.

In country allocation, overweight exposure to US, Canada, Australia, New Zealand, Singapore, Latin America, and Eastern European government bonds detracted, as rates normalized to higher levels. In currency positioning, exposures to Japanese yen, Thai baht, Mexican peso, Australian dollar, and Euro proxies helped performance as the US dollar strengthened.

In contrast, underweights to bonds in the Eurozone, United Kingdom, Japan, South Korea, and Russia helped performance as their interest rates rose. Underweights to government securities in favor of corporate securities helped performance due to higher yields and tightening credit spreads. The Portfolio was aided by a tactical overweight position in the Canadian dollar, as Bank of Canada began tightening monetary policy and commodity prices improved.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2021, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 2.86%, while Open Shares posted a total return of 2.55% and R6 Shares posted a total return of 2.80%, as compared with the 4.59% return for the “Cash Pay Index”.

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Relative underperformance versus the benchmark index was driven by the Portfolio’s higher credit quality and underweight exposure to the energy sector, which had an outsized return as oil prices rebounded. Additionally, overweight exposure to the media sector and underweight exposure to basic industrials were headwinds to performance. Among negative contributors, Diamond Sports (DSPORT) 5.375% due 2026 suffered from a decrease in subscribers and a condensed sports season due to the pandemic. Bausch Health (BHCNN) 5% due 2029 moved lower after the healthcare company spun off an asset which will leave the existing company with higher debt levels than previously guided.

In contrast, overweight exposure to the consumer goods, leisure, and services sectors buoyed relative performance as the economy re-opened and travel increased. At a security level, Precision Drilling (PDCN) 5.25% due 2024 performed well, as the oil field servicer benefitted from recovery in oil prices. Additionally, Meredith Corporation (MDP) 6.875% due 2026 benefitted after its Local Media Group segment was acquired by Gray Television.

The Portfolio maintains an overweight to BBB credit, and an underweight to BB and B credit as compared to the Cash Pay Index. The Portfolio’s OAS of 233 bps continues to be lower than the Cash Pay Index’s 264 bp OAS. The Portfolio finished the year with an effective yield of 3.43% versus 3.89% for the Cash Pay Index. The Portfolio’s effective duration as of December 31, 2021 of 3.83 years remains below the Cash Pay Index’s 4.06 years.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2021, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of -0.39%, while Open Shares posted a total return of -0.50%, as compared with the -0.55% return for the ICE BofAML 1-3 Year US Treasury® Index.

Relative performance was helped by an overweight exposure to US corporate credit and consumer asset-backed securities (ABS). Also, an underweight exposure to 2-3 year securities and an overall

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lower duration than the benchmark helped relative performance as yields moved higher.

Overall, absolute performance was hurt by rising rates as the market adjusted to the prospects of a tighter monetary policy.

The Portfolio continues to maintain a shorter duration relative to the index, as it underweights the 2-3 year part of the curve. We continue to favor yield from US corporate bonds, especially the consumer sector. Consequently, the Portfolio maintains an overweight exposure to US corporates and an underweight exposure to US Treasuries relative to the index.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares, Open Shares and R6 Shares, and the indexes shown below.

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, the JPMorgan EMBI Global Diversified® Index, the JPMorgan GBI-EM Global Diversified® Index and the Global Diversified Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Ten Years	Since Inception†
Institutional Shares	–5.86%	3.14%	2.28%	2.25%
Open Shares	–6.07%	2.91%	2.03%	1.99%
R6 Shares	–5.73%	3.25%	N/A	2.41%
JP Morgan EMBI Global Diversified Index	–1.80%	4.65%	5.28%	5.58% (Institutional and Open Shares) 3.92% (R6 Shares)
JP Morgan GBI-EM Global Diversified Index	–8.75%	2.82%	0.74%	0.53% (Institutional and Open Shares) 1.98% (R6 Shares)
Global Diversified Index	–5.32%	3.78%	3.05%	3.09% (Institutional and Open Shares) 3.00% (R6 Shares)

†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

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Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and the Bloomberg Barclays Global Aggregate® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Since Inception	†
Institutional Shares	–7.95%	2.69%	0.88%
Open Shares	–8.13%	2.43%	0.59%
Bloomberg Global Aggregate Index	–4.71%	3.36%	1.73%
†	The inception date for the Portfolio was March 30, 2012.

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Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares	2.86%	4.58%	5.32%	4.39%
Open Shares	2.55%	4.30%	5.03%	3.92%
R6 Shares	2.80%	4.12%	N/A	4.26%
Cash Pay Index	4.59%	6.08%	6.56%	6.42% (Institutional Shares) 6.38% (Open Shares) 6.25% (R6 Shares)
†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

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Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and the ICE BofAML 1-3 Year US Treasury® Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Years	Since Inception	†
Institutional Shares	–0.39%	1.35%	0.94%
Open Shares	–0.50%	1.10%	0.78%
ICE BofAML 1-3 Year US Treasury Index	–0.55%	1.61%	1.09%
†	The inception date for the Portfolio was February 28, 2011.

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager“), State Street Bank and Trust Company, the Fund’s administrator (“State Street“), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“DST“); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP“), if any, and also exclude one-time adjustments related to the receipt of settlement proceeds by the US Corporate Income Portfolio from a class action lawsuit which impacted the total return of R6 Shares but did not impact that of Institutional or Open; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

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The performance of Institutional Shares, Open Shares and R6 Shares, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government related debt, corporate debt, securitized debt and global Treasury.

The JPMorgan Emerging Markets Bond index (“EMBI”) Global Diversified Index is an unmanaged index of debt instruments of emerging countries. The JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index is a comprehensive Emerging Markets index that consists of regularly traded, liquid, fixed-rate, domestic currency government bonds to which international investors can gain exposure. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The same countries are covered in both indices.

The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index.

The government-related debt, corporate debt, and securitized debt provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt and securitized debt.

The Cash Pay Index is The ICE Bank of America Merrill Lynch High Yield (“BofAML“) BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE BofAML High Yield Cash Pay® Index.

The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US government having a maturity of at least one year and less than three years.

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The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2021 through December 31, 2021 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

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Portfolio	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$957.00	$4.19	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$956.00	$5.18	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$958.00	$3.95	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$946.10	$3.43	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$948.40	$4.67	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,009.70	$2.79	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,008.00	$4.05	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
R6 Shares
Actual	$1,000.00	$1,009.30	$2.79	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

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Portfolio	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$996.00	$1.61	0.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.59	$1.63	0.32%
Open Shares
Actual	$1,000.00	$997.00	$1.46	0.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.74	$1.48	0.29%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

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The Lazard Funds, Inc. Portfolio Holdings Presented by Asset Class/Credit Rating and Region December 31, 2021

Asset Class/S&P Credit Rating*	Lazard Global Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

Fixed Income
AAA	24.5%	—%	88.0%
AA+	4.7	—	—
AA	0.6	—	—
AA-	6.8	—	—
A+	9.8	—	—
A	4.3	—	—
A-	9.4	—	3.5
BBB+	10.2	—	7.5
BBB	5.6	1.8	—
BBB-	2.2	6.6	—
BB+	2.8	17.3	—
BB	2.6	19.4	—
BB-	—	15.6	—
B+	1.8	13.9	—
B	—	7.8	—
B-	—	2.8	—
CCC+	—	1.7	—
CCC	—	0.5	—
CCC-	—	0.2	—
Not Applicable	14.2	9.6	0.5
Short- Term Investments	0.5	2.8	0.5
Total Investments	100.0%	100.0%	100.0%

Asset Class/Region*	Lazard Emerging Markets Debt Portfolio

Fixed Income
Africa	11.8%
Asia	31.7
Europe	18.9
North America	12.4
South America	18.0
Short- Term Investments	7.2
Total Investments	100.0%
*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments December 31, 2021

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 3.6%

Brazil | 0.9%
MV24 Capital BV, 6.748%, 06/01/34	USD	181	$186,260

Kuwait | 1.0%
NBK Tier 1 Financing 2, Ltd., 4.500% (USD Swap 6 Year+ 2.832%), 08/27/25 (§), (¶)	USD	200	203,287

Mexico | 1.2%
Comision Federal de Electricidad, 3.348%, 02/09/31 (#)	USD	200	196,100
Petroleos Mexicanos:
6.500%, 01/23/29	USD	35	36,232
6.950%, 01/28/60	USD	20	17,650
			249,982
Peru | 0.5%
Banco de Credito del Peru, 3.125% (CMT 5 Year+ 3.000%), 07/01/30 (#), (§)	USD	100	98,800

Total Corporate Bonds (Cost $742,293)			738,329

Foreign Government Obligations | 87.0%

Argentina | 0.3%
Republic of Argentina:
1.125%, 07/09/35 (Ø)	USD	100	32,211
2.000%, 01/09/38 (Ø)	USD	96	36,758
			68,969

The accompanying notes are an integral part of these financial statements.

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Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Azerbaijan | 1.0%
Republic of Azerbaijan, 3.500%, 09/01/32	USD	200	$202,038

Bahamas | 0.5%
Commonwealth of Bahamas, 8.950%, 10/15/32	USD	100	91,000

Bahrain | 1.2%
Bahrain Government International Bonds, 6.750%, 09/20/29	USD	230	247,940

Barbados | 0.1%
Barbados Government International Bonds, 6.500%, 10/01/29 (#)	USD	10	9,993

Brazil | 5.3%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/24	BRL	2,600	378,511
Brazil NTN-F:
10.000%, 01/01/25	BRL	690	121,844
10.000%, 01/01/27	BRL	940	164,483
10.000%, 01/01/31	BRL	650	111,572
Federal Republic of Brazil:
3.875%, 06/12/30	USD	190	184,395
4.750%, 01/14/50	USD	135	120,175
			1,080,980
Chile | 1.2%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	45,000	50,774
2.300%, 10/01/28	CLP	25,000	24,171
5.000%, 10/01/28	CLP	110,000	124,690
2.800%, 10/01/33	CLP	25,000	22,246
6.000%, 01/01/43	CLP	10,000	11,938
			233,819

The accompanying notes are an integral part of these financial statements.

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Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

China | 5.7%
China Development Bank:
1.860%, 04/09/23	CNY	1,100	$171,184
3.500%, 08/13/26	CNY	1,440	232,039
3.450%, 09/20/29	CNY	390	62,621
China Government Bonds:
3.120%, 12/05/26	CNY	2,470	396,421
2.680%, 05/21/30	CNY	1,360	210,022
3.810%, 09/14/50	CNY	460	77,072
			1,149,359
Colombia | 3.0%
Colombian Titulos De Tesoreria:
6.250%, 11/26/25	COP	301,300	71,251
7.500%, 08/26/26	COP	757,000	184,616
5.750%, 11/03/27	COP	375,000	83,222
6.000%, 04/28/28	COP	217,800	48,330
7.000%, 06/30/32	COP	240,000	53,709
Republic of Colombia:
4.500%, 01/28/26	USD	20	20,923
3.875%, 04/25/27	USD	65	65,479
4.500%, 03/15/29	USD	35	35,729
3.000%, 01/30/30	USD	50	45,650
			608,909
Costa Rica | 0.4%
Republic of Costa Rica:
4.250%, 01/26/23	USD	25	25,325
4.375%, 04/30/25	USD	25	25,481
7.000%, 04/04/44	USD	35	34,252
			85,058
Czech Republic | 1.1%
Czech Republic:
2.400%, 09/17/25	CZK	1,300	57,428
2.500%, 08/25/28	CZK	810	35,692
1.200%, 03/13/31	CZK	1,890	74,333
2.000%, 10/13/33	CZK	480	20,130
4.200%, 12/04/36	CZK	600	32,270
			219,853

The accompanying notes are an integral part of these financial statements.

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Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Dominican Republic | 1.3%
Dominican Republic:
5.500%, 01/27/25	USD	40	$43,200
5.950%, 01/25/27	USD	10	11,125
4.500%, 01/30/30 (#)	USD	120	122,160
7.450%, 04/30/44	USD	15	17,726
6.850%, 01/27/45	USD	20	22,016
6.400%, 06/05/49	USD	50	52,494
			268,721
Ecuador | 1.2%
Ecuador Government International Bonds:
0.000%, 07/31/30	USD	356	198,359
5.000%, 07/31/30 (Ø)	USD	60	49,417
			247,776
Egypt | 1.3%
Arab Republic of Egypt, 5.577%, 02/21/23	USD	200	206,960
Egypt Government Bonds, 14.369%, 10/20/25	EGP	750	47,554
			254,514
El Salvador | 0.3%
Republic of El Salvador:
5.875%, 01/30/25	USD	25	15,419
7.650%, 06/15/35	USD	35	19,760
7.625%, 02/01/41	USD	15	8,262
7.125%, 01/20/50	USD	20	10,891
			54,332
Gabon | 1.0%
Gabon Government International Bond, 7.000%, 11/24/31 (#)	USD	200	195,500

Guatemala | 0.3%
Republic of Guatemala:
4.875%, 02/13/28	USD	25	26,810
5.375%, 04/24/32 (#)	USD	10	11,136

The accompanying notes are an integral part of these financial statements.

Annual Report   23

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

5.375%, 04/24/32	USD	10	$11,136
6.125%, 06/01/50 (#)	USD	15	17,201
			66,283
Hungary | 2.1%
Hungary Government Bonds:
3.000%, 10/27/27	HUF	34,330	98,165
2.250%, 04/20/33	HUF	18,510	46,111
3.000%, 04/25/41	HUF	3,940	9,578
Hungary Government International Bond:
2.125%, 09/22/31 (#)	USD	50	49,017
7.625%, 03/29/41	USD	68	111,265
3.125%, 09/21/51 (#)	USD	110	108,302
			422,438
Indonesia | 7.3%
Indonesia Government International Bonds:
2.150%, 07/28/31	USD	395	392,038
3.050%, 03/12/51	USD	50	49,438
3.350%, 03/12/71	USD	60	58,050
Indonesia Treasury Bonds:
8.375%, 09/15/26	IDR	4,849,000	383,939
9.000%, 03/15/29	IDR	818,000	66,376
8.250%, 05/15/29	IDR	1,545,000	120,922
7.000%, 09/15/30	IDR	1,032,000	75,087
6.500%, 02/15/31	IDR	770,000	54,404
8.750%, 05/15/31	IDR	1,150,000	93,194
8.375%, 03/15/34	IDR	912,000	71,763
8.250%, 05/15/36	IDR	648,000	50,353
8.375%, 04/15/39	IDR	920,000	72,716
			1,488,280
Ivory Coast | 1.0%
Ivory Coast, 6.125%, 06/15/33	USD	200	210,600

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Jamaica | 0.4%
Government of Jamaica:
6.750%, 04/28/28	USD	25	$28,677
8.000%, 03/15/39	USD	15	20,782
7.875%, 07/28/45	USD	20	27,735
			77,194
Kazakhstan | 1.4%
Republic of Kazakhstan, 6.500%, 07/21/45	USD	200	286,720

Kenya | 1.3%
Republic of Kenya, 8.000%, 05/22/32	USD	250	272,200

Lebanon | 0.7%
Lebanese Republic:
6.375%, 03/09/20 («)	USD	97	10,064
8.250%, 04/12/21 («)	USD	170	17,637
6.100%, 10/04/22 («)	USD	201	20,100
6.000%, 01/27/23 («)	USD	191	19,100
6.650%, 04/22/24 («)	USD	87	8,700
6.250%, 11/04/24 («)	USD	116	11,600
6.200%, 02/26/25 («)	USD	37	3,700
6.600%, 11/27/26 («)	USD	104	10,400
6.850%, 03/23/27 («)	USD	114	11,400
6.750%, 11/29/27 («)	USD	41	4,100
6.650%, 02/26/30 («)	USD	99	9,900
7.000%, 03/23/32 («)	USD	49	5,145
7.050%, 11/02/35 («)	USD	60	6,300
7.250%, 03/23/37 («)	USD	44	4,620
			142,766
Malaysia | 4.9%
Malaysia Government Bonds:
3.882%, 03/10/22	MYR	1,064	256,370
3.906%, 07/15/26	MYR	260	64,395
3.899%, 11/16/27	MYR	1,487	368,220
4.498%, 04/15/30	MYR	350	89,130
3.844%, 04/15/33	MYR	330	78,931

The accompanying notes are an integral part of these financial statements.

Annual Report   25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

3.828%, 07/05/34	MYR	20	$4,758
4.893%, 06/08/38	MYR	330	86,806
Malaysia Treasury Bill, 0.000%, 05/10/22	MYR	216	51,520
			1,000,130

Mexico | 7.0%
Mexican Bonos:
8.000%, 09/05/24	MXN	5,760	286,190
5.750%, 03/05/26	MXN	6,280	289,072
7.500%, 06/03/27	MXN	930	45,598
8.500%, 05/31/29	MXN	5,138	265,832
10.000%, 11/20/36	MXN	1,600	93,954
7.750%, 11/13/42	MXN	2,260	107,461
Mexico Government International Bonds:
3.900%, 04/27/25	USD	45	48,173
2.659%, 05/24/31	USD	25	24,364
4.280%, 08/14/41	USD	45	46,668
United Mexican States:
4.125%, 01/21/26	USD	55	60,400
4.500%, 04/22/29	USD	45	50,212
4.500%, 01/31/50	USD	15	15,922
5.000%, 04/27/51	USD	40	45,545
5.750%, 10/12/10	USD	44	50,581
			1,429,972

Mongolia | 0.2%
Mongolia International Bonds, 4.450%, 07/07/31 (#)	USD	50	47,250

Oman | 1.2%
Oman Government International Bonds, 4.750%, 06/15/26	USD	245	251,566

Pakistan | 1.0%
Islamic Republic of Pakistan SR, 6.000%, 04/08/26 (#)	USD	200	199,750

The accompanying notes are an integral part of these financial statements.

26   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Panama | 1.8%
Republic of Panama:
3.160%, 01/23/30	USD	130	$134,696
4.500%, 04/16/50	USD	30	33,025
4.500%, 04/01/56	USD	75	82,678
3.870%, 07/23/60	USD	105	104,757
			355,156
Paraguay | 0.6%
Republic of Paraguay:
5.000%, 04/15/26	USD	35	38,845
4.700%, 03/27/27	USD	35	38,846
6.100%, 08/11/44	USD	40	49,120
			126,811
Peru | 2.4%
Republic of Peru:
5.940%, 02/12/29	PEN	80	20,415
2.844%, 06/20/30	USD	100	101,519
2.783%, 01/23/31	USD	155	153,915
6.950%, 08/12/31	PEN	175	47,051
6.900%, 08/12/37	PEN	290	73,954
5.350%, 08/12/40	PEN	55	11,606
3.300%, 03/11/41	USD	85	84,867
			493,327
Poland | 0.9%
Republic of Poland Government Bonds:
2.500%, 07/25/26	PLN	190	44,416
2.750%, 04/25/28	PLN	440	102,905
1.250%, 10/25/30	PLN	220	44,923
			192,244
Qatar | 1.5%
Qatar Government International Bond, 6.400%, 01/20/40	USD	200	293,938

Romania | 2.0%
Romanian Government Bonds:
4.750%, 02/24/25	RON	320	73,746
4.850%, 04/22/26	RON	130	29,883

The accompanying notes are an integral part of these financial statements.

Annual Report   27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

5.800%, 07/26/27	RON	210	$50,331
4.150%, 01/26/28	RON	350	77,353
Romanian Government International Bonds:
4.375%, 08/22/23	USD	48	50,414
3.000%, 02/14/31	USD	24	24,319
5.125%, 06/15/48	USD	28	32,998
4.000%, 02/14/51 (#)	USD	62	61,839
			400,883
Russia | 6.3%
Russia Government Bonds - OFZ:
7.750%, 09/16/26	RUB	10,640	138,481
7.950%, 10/07/26	RUB	13,190	172,708
6.700%, 03/14/29	RUB	31,100	376,250
8.500%, 09/17/31	RUB	7,040	94,816
7.700%, 03/23/33	RUB	3,820	48,779
Russian Foreign Bond - Eurobond, 4.375%, 03/21/29	USD	400	440,000
			1,271,034
Saudi Arabia | 2.0%
Saudi Government International Bond, 2.250%, 02/02/33	USD	415	405,014

South Africa | 6.2%
Republic of South Africa:
10.500%, 12/21/26	ZAR	420	29,176
4.850%, 09/30/29	USD	10	10,327
8.000%, 01/31/30	ZAR	5,320	308,524
5.875%, 06/22/30	USD	75	83,405
8.250%, 03/31/32	ZAR	1,980	111,829
8.500%, 01/31/37	ZAR	6,840	364,130
5.650%, 09/27/47	USD	30	28,740
8.750%, 02/28/48	ZAR	1,445	75,727
6.300%, 06/22/48	USD	90	93,487
5.750%, 09/30/49	USD	35	33,563
Republic of South Africa Government Bonds, 8.875%, 02/28/35	ZAR	1,020	57,507

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of South Africa Government International Bonds, 4.850%, 09/27/27	USD	60	$63,060
			1,259,475
Sri Lanka | 0.3%
Republic of Sri Lanka:
6.125%, 06/03/25	USD	10	5,192
6.825%, 07/18/26	USD	5	2,520
6.200%, 05/11/27	USD	50	25,072
6.750%, 04/18/28	USD	35	17,561
			50,345
Suriname | 0.0%
Republic of Suriname, 9.250%, 10/26/26	USD	10	7,355

Thailand | 1.7%
Thailand Government Bonds:
3.650%, 06/20/31	THB	1,440	49,630
3.775%, 06/25/32	THB	2,590	90,519
3.400%, 06/17/36	THB	3,390	112,634
3.300%, 06/17/38	THB	2,690	88,235
			341,018
Turkey | 2.1%
Republic of Turkey:
6.250%, 09/26/22	USD	55	55,088
7.375%, 02/05/25	USD	95	95,333
4.875%, 10/09/26	USD	65	58,837
6.000%, 03/25/27	USD	60	56,355
5.750%, 05/11/47	USD	95	76,831
Turkey Government Bonds:
8.000%, 03/12/25	TRY	600	30,206
12.600%, 10/01/25	TRY	670	37,212
10.500%, 08/11/27	TRY	410	18,410
			428,272

The accompanying notes are an integral part of these financial statements.

Annual Report   29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Ukraine | 2.1%
Ukraine Government Bonds:
7.750%, 09/01/26	USD	100	$94,750
9.750%, 11/01/28	USD	200	200,937
0.000%, 05/31/40 (§)	USD	137	124,182
			419,869
Uruguay | 1.4%
Republica Orient Uruguay:
4.375%, 10/27/27	USD	30	33,596
4.375%, 01/23/31	USD	60	69,068
5.100%, 06/18/50	USD	85	112,561
4.975%, 04/20/55	USD	60	78,574
			293,799
Uzbekistan | 0.9%
Republic of Uzbekistan International Bond, 3.900%, 10/19/31 (#)	USD	200	191,500

Venezuela | 0.3%
Republic of Venezuela:
8.250%, 10/13/24 («)	USD	1,038	62,280
7.000%, 03/31/38 («)	USD	58	3,480
			65,760
Zambia | 0.8%
Republic of Zambia, 8.500%, 04/14/24	USD	200	156,938

Total Foreign Government Obligations (Cost $18,824,034)			17,666,648

Quasi Government Bonds | 0.2%

Mexico | 0.1%
Petroleos Mexicanos, 6.750%, 09/21/47	USD	16	14,120

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Venezuela | 0.1%
Petroleos de Venezuela SA:
12.750%, 02/17/22 («)	USD	273	$8,873
6.000%, 11/15/26 («)	USD	124	4,650
5.500%, 04/12/37 («)	USD	100	3,750
			17,273
Total Quasi Government Bonds (Cost $257,463)			31,393

Supranational Bonds | 0.1%
International Finance Corp., 8.000%, 10/09/23 (Cost $14,213)	IDR	200,000	14,811

Description	Shares	Fair Value

Short-Term Investments | 7.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,425,840)	1,425,840	$1,425,840

Total Investments | 97.9% (Cost $21,263,843) (»)		$19,877,021

Cash and Other Assets in Excess of Liabilities | 2.1%		419,054

Net Assets | 100.0%		$20,296,075

The accompanying notes are an integral part of these financial statements.

Annual Report   31

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	793,608	USD	141,433	UBS	02/02/22	$77	$—
COP	40,310,000	USD	10,000	SCB	02/09/22	—	128
CZK	3,531,189	USD	161,348	BOA	01/20/22	27	—
CZK	3,531,189	USD	161,311	BRC	01/20/22	64	—
CZK	5,296,784	USD	242,078	CIT	01/20/22	—	15
EUR	36,700	HUF	13,481,745	BOA	01/20/22	308	—
EUR	60,000	HUF	21,961,800	CIT	01/20/22	748	—
EUR	66,700	PLN	311,949	BOA	01/20/22	—	1,382
EUR	122,640	PLN	567,075	BOA	01/20/22	—	930
EUR	57,360	PLN	265,399	BRC	01/20/22	—	478
EUR	60,000	PLN	277,362	CIT	01/20/22	—	437
EUR	26,604	USD	30,000	SCB	01/20/22	298	—
HUF	65,960,400	USD	211,868	BOA	01/20/22	—	8,886
HUF	1,029,900	USD	3,145	BRC	01/20/22	25	—
HUF	65,960,400	USD	211,632	BRC	01/20/22	—	8,650
HUF	65,960,400	USD	211,746	SCB	01/20/22	—	8,764
IDR	142,470,000	USD	10,000	SCB	01/11/22	—	9
IDR	301,058,816	USD	20,892	SCB	01/11/22	220	—
IDR	132,151,184	USD	9,225	UBS	01/11/22	42	—
INR	1,170,234	USD	15,600	BRC	02/09/22	83	—
INR	3,127,042	USD	41,680	BRC	02/09/22	226	—
INR	3,204,854	USD	42,720	JPM	02/09/22	229	—
INR	7,557,500	USD	100,000	SCB	02/02/22	1,358	—
MXN	207,065	USD	10,000	BOA	01/20/22	86	—
MXN	294,447	USD	13,727	BOA	01/20/22	616	—
MXN	425,491	USD	20,629	BOA	01/20/22	96	—
MXN	4,098,514	USD	198,600	SCB	01/20/22	1,035	—
MYR	1,101,905	USD	259,103	SCB	03/23/22	4,521	—
PEN	263,026	USD	65,299	BRC	01/18/22	559	—
PLN	416,096	USD	104,513	BOA	01/20/22	—	1,347
PLN	416,096	USD	104,498	BRC	01/20/22	—	1,332
PLN	1,493,679	USD	375,263	CIT	01/20/22	—	4,922
PLN	416,096	USD	104,442	SCB	01/20/22	—	1,276
PLN	1,418,996	USD	356,675	UBS	01/20/22	—	4,851
RON	284,186	USD	66,087	BRC	01/20/22	—	789
RON	441,972	USD	100,448	BRC	01/20/22	1,104	—
RUB	3,146,184	USD	41,825	BOA	01/24/22	—	53

The accompanying notes are an integral part of these financial statements.

32   Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

THB	18,794,554	USD	570,119	CIT	02/24/22	$—	$7,637
THB	327,860	USD	10,000	SCB	02/24/22	—	188
TRY	328,776	USD	23,294	BRC	01/24/22	1,120	—
UAH	1,461,111	USD	52,710	BRC	02/18/22	—	22
USD	40,000	BRL	225,200	BRC	02/02/22	—	156
USD	10,000	BRL	57,385	SCB	02/02/22	—	232
USD	36,127	BRL	204,288	SSB	02/02/22	—	300
USD	10,000	CLP	8,470,600	BOA	01/24/22	84	—
USD	37,056	CLP	29,711,211	BOA	01/24/22	2,276	—
USD	60,000	CNY	384,109	BRC	01/20/22	—	197
USD	10,000	CNY	63,639	SCB	01/20/22	27	—
USD	101,887	CNY	654,614	SCB	01/20/22	—	702
USD	53,530	COP	211,663,924	BRC	02/09/22	1,694	—
USD	58,689	CZK	1,282,297	BOA	01/20/22	88	—
USD	20,028	CZK	451,678	BRC	01/20/22	—	613
USD	20,000	CZK	438,132	SCB	01/20/22	—	23
USD	776,833	EUR	668,991	BRC	01/20/22	14,945	—
USD	26,700	HUF	8,650,800	BOA	01/20/22	79	—
USD	36,560	HUF	11,905,764	BOA	01/20/22	—	78
USD	43,440	HUF	14,148,495	BRC	01/20/22	—	100
USD	10,000	HUF	3,252,180	SCB	01/20/22	—	8
USD	40,000	IDR	575,680,000	BOA	01/11/22	—	370
USD	20,861	IDR	301,058,816	SCB	01/25/22	—	231
USD	46,502	MXN	971,179	BOA	01/20/22	—	803
USD	82,864	MXN	1,791,179	BOA	01/20/22	—	4,383
USD	80,000	MXN	1,641,824	SCB	01/20/22	28	—
USD	173,124	MXN	3,745,614	UBS	01/20/22	—	9,322
USD	200,000	MYR	849,800	BOA	03/23/22	—	3,310
USD	10,000	PEN	39,930	BRC	01/18/22	2	—
USD	36,560	PLN	151,927	BOA	01/20/22	—	1,109
USD	44,851	PLN	186,495	BOA	01/20/22	—	1,388
USD	43,440	PLN	180,638	BRC	01/20/22	—	1,347
USD	10,000	PLN	41,507	SCB	01/20/22	—	291
USD	20,000	PLN	80,705	SCB	01/20/22	—	10
USD	64,200	RON	283,664	BRC	01/20/22	—	978
USD	100,059	RON	441,972	BRC	02/28/22	—	1,094
USD	30,000	RON	132,311	SCB	01/20/22	—	401

The accompanying notes are an integral part of these financial statements.

Annual Report   33

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	35,800	RON	158,308	UBS	01/20/22	$—	$575
USD	40,000	RUB	2,989,000	BOA	01/24/22	315	—
USD	35,850	UAH	981,573	BOA	02/18/22	455	—
USD	24,150	UAH	660,382	CIT	02/18/22	337	—
USD	118,643	ZAR	1,797,360	BOA	01/20/22	6,103	—
USD	36,096	ZAR	576,751	BRC	01/20/22	—	17
USD	118,841	ZAR	1,797,360	BRC	01/20/22	6,301	—
USD	20,000	ZAR	319,406	SCB	01/20/22	1	—
USD	20,000	ZAR	319,871	SCB	01/20/22	—	28
USD	118,594	ZAR	1,797,360	SCB	01/20/22	6,054	—
UYU	439,830	USD	9,809	HSB	03/07/22	—	63
ZAR	806,367	USD	50,000	BRC	01/20/22	490	—
ZAR	3,931,232	USD	241,965	BRC	01/20/22	4,185	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$56,306	$80,225

The accompanying notes are an integral part of these financial statements.

34   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 35.6%

Canada | 1.4%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	125	$122,374

Germany | 1.1%
Daimler AG MTN, 0.750%, 09/10/30	EUR	80	93,576

Netherlands | 1.5%
ING Groep NV MTN, 1.125% (SONIA + 0.905%), 12/07/28 (§)	GBP	100	129,955

Switzerland | 0.1%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	7	8,759

United Kingdom | 2.8%
Tesco Corporate Treasury Services PLC, 2.750%, 04/27/30	GBP	100	139,896
Unilever Capital Corp., 1.375%, 09/14/30	USD	105	99,558
			239,454

United States | 28.7%
Adobe, Inc., 2.300%, 02/01/30	USD	85	86,877
Alphabet, Inc., 1.100%, 08/15/30	USD	95	89,799
Amazon.com, Inc., 3.150%, 08/22/27	USD	45	48,601
American Express Co., 3.300%, 05/03/27	USD	60	64,328

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Apple, Inc., 3.000%, 06/20/27	USD	80	$85,709
Ball Corp., 4.875%, 03/15/26	USD	50	55,075
Bank of America Corp.:
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	60	60,434
1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	125	97,675
Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	90	89,758
Clean Harbors, Inc., 4.875%, 07/15/27	USD	45	46,350
Constellation Brands, Inc., 4.250%, 05/01/23	USD	40	41,684
DaVita, Inc., 4.625%, 06/01/30	USD	40	40,950
Dell International LLC, 5.300%, 10/01/29	USD	75	87,915
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	125	100,708
Johnson Controls International PLC, 1.750%, 09/15/30	USD	50	47,852
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	100	108,603
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	55	59,451
McDonald’s Corp., 3.125%, 03/04/25	CAD	110	90,465
Microsoft Corp., 3.500%, 11/15/42	USD	35	40,225
Morgan Stanley, 3.625%, 01/20/27	USD	80	86,733
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	USD	50	50,500

The accompanying notes are an integral part of these financial statements.

36   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

PepsiCo, Inc., 2.875%, 10/15/49	USD	45	$47,183
Pfizer, Inc., 2.625%, 04/01/30	USD	90	94,821
Prologis LP REIT, 1.250%, 10/15/30	USD	105	97,647
Schneider Electric SE, 2.950%, 09/27/22	USD	100	101,755
Service Corp. International, 4.625%, 12/15/27	USD	60	62,625
Starbucks Corp., 4.450%, 08/15/49	USD	35	43,081
The Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	85	81,496
The Home Depot, Inc., 5.875%, 12/16/36	USD	60	84,985
The Procter & Gamble Co., 1.200%, 10/29/30	USD	45	42,558
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	85	85,177
United Rentals North America, Inc., 4.875%, 01/15/28	USD	60	63,052
Verizon Communications, Inc., 3.875%, 02/08/29	USD	100	110,817
Visa, Inc., 0.750%, 08/15/27	USD	45	43,138
			2,438,027
Total Corporate Bonds (Cost $3,031,703)			3,032,145

The accompanying notes are an integral part of these financial statements.

Annual Report   37

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 49.0%

Australia | 2.1%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	130	$89,150
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	130	89,082
			178,232
Bahamas | 1.3%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	5	4,314
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	118	101,797
			106,111
Bermuda | 2.5%
Government of Bermuda, 3.717%, 01/25/27	USD	200	213,537

Canada | 5.2%
City of Vancouver, 2.900%, 11/20/25	CAD	90	74,790
Export Development Canada, 1.650%, 07/31/24	CAD	120	95,795
Province of British Columbia Canada, 3.200%, 06/18/44	CAD	50	44,968
Province of Quebec:
2.500%, 04/20/26	USD	85	89,047
1.850%, 02/13/27	CAD	170	136,272
			440,872
Chile | 3.2%
Bonos de la Tesoreria de la Republica en pesos, 2.300%, 10/01/28	CLP	165,000	159,528
Republic of Chile, 0.830%, 07/02/31	EUR	100	113,657
			273,185

The accompanying notes are an integral part of these financial statements.

38   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Colombia | 0.9%
Republic of Colombia, 9.850%, 06/28/27	COP	288,000	$78,266

Czech Republic | 3.1%
Czech Republic:
1.000%, 06/26/26	CZK	2,080	86,020
2.000%, 10/13/33	CZK	4,180	175,301
			261,321

Hungary | 3.2%
Hungary Government Bonds:
2.750%, 12/22/26	HUF	25,370	72,677
3.000%, 10/27/27	HUF	25,210	72,086
2.250%, 04/20/33	HUF	28,620	71,297
Hungary Government International Bond, 1.750%, 06/05/35	EUR	45	53,218
			269,278
Italy | 1.4%
Italy Buoni Poliennali Del Tesoro, 1.450%, 03/01/36	EUR	108	123,056

Japan | 2.3%
Japan International Cooperation Agency, 1.750%, 04/28/31	USD	200	199,333

Mexico | 1.4%
Mexican Bonos, 7.500%, 06/03/27	MXN	1,630	79,918
United Mexican States, 6.750%, 02/06/24	GBP	25	37,578
			117,496
Morocco | 1.2%
Morocco Government International Bond, 1.500%, 11/27/31	EUR	100	104,443

The accompanying notes are an integral part of these financial statements.

Annual Report   39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

New Zealand | 5.3%
Housing New Zealand, Ltd. MTN, 3.420%, 10/18/28	NZD	120	$84,827
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	250	171,265
1.500%, 04/20/29	NZD	240	149,720
2.000%, 04/15/37	NZD	80	46,246
			452,058

Norway | 2.7%
Oslo Kommune:
2.300%, 03/14/24	NOK	1,000	114,817
2.350%, 09/04/24	NOK	1,000	114,786
			229,603

Panama | 2.1%
Republic of Panama, 8.875%, 09/30/27	USD	130	175,078

Peru | 1.6%
Peru Government Bonds:
6.150%, 08/12/32 (#)	PEN	365	91,881
3.000%, 01/15/34	USD	45	44,775
			136,656

Romania | 3.3%
Romanian Government Bonds:
4.750%, 02/24/25	RON	695	160,166
3.650%, 09/24/31	RON	360	72,942
3.875%, 10/29/35	EUR	35	43,258
			276,366

The accompanying notes are an integral part of these financial statements.

40   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Singapore | 1.1%
Singapore Government Bond, 3.375%, 09/01/33	SGD	110	$94,134

Spain | 1.4%
Spain Government Bond, 1.000%, 07/30/42	EUR	110	121,934

Thailand | 1.0%
Thailand Government Bonds, 1.585%, 12/17/35	THB	3,110	84,732

United Kingdom | 2.7%
United Kingdom Gilt:
0.875%, 07/31/33	GBP	65	86,421
1.750%, 09/07/37	GBP	65	95,351
1.500%, 07/22/47	GBP	32	46,433
			228,205
Total Foreign Government Obligations (Cost $4,474,947)			4,163,896

Quasi Government Bonds | 1.5%

Germany | 1.5%
Kreditanstalt fuer Wiederaufbau, 1.750%, 09/14/29 (Cost $132,925)	USD	130	132,078

Supranational Bonds | 10.1%
Asian Development Bank, 2.125%, 03/19/25	USD	60	62,101
European Investment Bank, 1.000%, 01/28/28	CAD	130	98,692

The accompanying notes are an integral part of these financial statements.

Annual Report   41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Inter-American Development Bank, 7.875%, 03/14/23	IDR	1,840,000	$133,838
International Bank for Reconstruction & Development:
1.900%, 01/16/25	CAD	160	128,441
2.900%, 11/26/25	AUD	110	84,041
1.250%, 03/16/26	NOK	810	90,005
1.125%, 09/13/28	USD	45	43,914
International Finance Corp.:
2.125%, 04/07/26	USD	120	124,393
1.500%, 04/15/35	AUD	142	92,726
Total Supranational Bonds (Cost $870,888)			858,151

US Municipal Bonds | 1.2%

California | 1.2%
State of California:
4.500%, 04/01/33	USD	45	52,198
7.550%, 04/01/39	USD	30	50,066
			102,264

Total US Municipal Bonds (Cost $96,067)			102,264

US Treasury Securities | 1.0%
U.S. Treasury Bond, 1.750%, 08/15/41 (Cost $82,645)	USD	85	82,410

The accompanying notes are an integral part of these financial statements.

42   Annual Report

Description	Shares	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Short-Term Investments | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $43,650)	43,650	$43,650

Total Investments | 98.9% (Cost $8,732,825) (»)		$8,414,594

Cash and Other Assets in Excess of Liabilities | 1.1%		90,934

Net Assets | 100.0%		$8,505,528

The accompanying notes are an integral part of these financial statements.

Annual Report   43

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	73,699	USD	53,889	HSB	01/20/22	$—	$267
CAD	22,831	USD	18,500	HSB	01/20/22	—	451
CAD	77,692	USD	62,848	HSB	01/20/22	—	1,430
CAD	47,350	USD	37,323	JPM	01/20/22	109	—
CAD	53,036	USD	42,898	JPM	01/20/22	—	971
CAD	71,763	USD	57,818	JPM	01/20/22	—	1,088
CHF	20,804	USD	22,591	HSB	01/20/22	249	—
CHF	61,997	USD	67,318	JPM	01/20/22	749	—
CLP	10,213,305	USD	12,300	CIT	01/13/22	—	325
CLP	34,227,294	USD	40,776	CIT	01/13/22	—	646
CNH	2,378,693	USD	367,258	HSB	01/20/22	6,572	—
CNH	214,099	USD	33,300	HSB	06/02/22	57	—
CNH	1,789,642	USD	276,848	HSB	06/02/22	1,977	—
EUR	43,544	USD	50,677	CIT	01/20/22	—	1,087
EUR	62,290	USD	71,000	CIT	01/20/22	—	60
EUR	975,264	USD	1,135,034	HSB	01/20/22	—	24,344
EUR	16,686	USD	18,899	JPM	01/20/22	104	—
EUR	100,146	USD	116,554	MSC	01/20/22	—	2,502
INR	3,498,117	USD	46,776	JPM	01/28/22	164	—
JPY	37,770,641	USD	330,755	CIT	01/20/22	—	2,365
JPY	95,801,358	USD	838,935	HSB	01/20/22	—	6,008
JPY	9,313,280	USD	81,558	JPM	01/20/22	—	586
KRW	118,308,720	USD	100,774	JPM	01/28/22	—	1,306
MXN	199,973	USD	9,688	JPM	01/20/22	53	—
PLN	276,910	USD	69,910	HSB	01/20/22	—	1,253
PLN	301,628	USD	75,791	JPM	01/20/22	—	1,006
RON	96,063	USD	22,000	HSB	01/20/22	73	—
RUB	1,899,971	USD	26,178	JPM	01/20/22	—	930
SEK	418,428	USD	48,605	JPM	01/20/22	—	2,294
USD	93,665	AUD	126,128	CIT	01/20/22	1,897	—
USD	155,712	AUD	209,710	HSB	01/20/22	3,131	—
USD	66,252	AUD	89,222	MSC	01/20/22	1,336	—
USD	194,034	CAD	239,796	CIT	01/20/22	4,467	—
USD	331,301	CAD	409,552	HSB	01/20/22	7,536	—
USD	328,345	CAD	405,894	JPM	01/20/22	7,472	—
USD	22,000	CLP	17,497,480	CIT	01/13/22	1,485	—

The accompanying notes are an integral part of these financial statements.

44   Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	189,305	CLP	151,207,189	CIT	01/13/22	$12,022	$—
USD	65,054	COP	248,214,491	HSB	05/02/22	4,840	—
USD	19,596	CZK	430,458	HSB	01/20/22	—	76
USD	27,526	CZK	608,540	JPM	01/20/22	—	285
USD	186,482	CZK	4,094,200	JPM	01/20/22	—	623
USD	18,035	EUR	15,497	HSB	01/20/22	387	—
USD	29,321	EUR	25,930	HSB	01/20/22	—	210
USD	82,300	EUR	71,553	HSB	01/20/22	811	—
USD	31,800	EUR	28,028	JPM	01/20/22	—	120
USD	34,564	EUR	30,501	JPM	01/20/22	—	172
USD	57,400	EUR	49,864	JPM	01/20/22	611	—
USD	20,300	GBP	15,127	JPM	01/20/22	—	174
USD	23,326	GBP	16,988	JPM	01/20/22	332	—
USD	24,682	GBP	18,663	JPM	01/20/22	—	578
USD	46,656	GBP	34,153	JPM	01/20/22	431	—
USD	86,431	HUF	26,856,760	HSB	01/20/22	3,784	—
USD	122,593	HUF	38,077,297	JPM	01/20/22	5,416	—
USD	35,588	IDR	515,847,348	JPM	01/28/22	—	542
USD	45,000	JPY	5,116,478	HSB	01/20/22	516	—
USD	105,900	JPY	12,199,256	HSB	01/20/22	—	164
USD	68,500	MXN	1,513,367	HSB	01/20/22	—	5,215
USD	333,179	NOK	2,811,546	JPM	01/20/22	14,015	—
USD	82,326	NZD	116,322	CIT	01/20/22	2,670	—
USD	61,262	NZD	86,560	HSB	01/20/22	1,986	—
USD	88,040	NZD	130,459	HSB	01/20/22	—	1,296
USD	48,905	NZD	69,858	HSB	05/10/22	1,178	—
USD	103,559	NZD	146,307	JPM	01/20/22	3,370	—
USD	35,712	NZD	49,982	JPM	05/10/22	1,564	—
USD	86,149	PEN	346,707	JPM	02/03/22	—	597
USD	130,940	PLN	518,650	HSB	01/20/22	2,347	—
USD	128,084	RON	550,310	HSB	01/20/22	1,638	—
USD	8,625	SGD	11,641	HSB	01/20/22	—	13
USD	25,335	SGD	34,200	JPM	01/20/22	—	41
USD	16,760	THB	561,820	HSB	01/20/22	—	57
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$95,349	$59,082

The accompanying notes are an integral part of these financial statements.

Annual Report   45

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 88.4%

Aerospace & Defense | 1.0%
Howmet Aerospace, Inc., 3.000%, 01/15/29	$1,000	$1,001,345
The Boeing Co., 4.875%, 05/01/25	1,500	1,641,106
Triumph Group, Inc., 6.250%, 09/15/24 (#)	500	503,125
		3,145,576
Airlines | 0.4%
United Airlines Pass Through Trust, 4.150%, 04/11/24	1,163	1,205,932

Auto Components | 2.0%
BorgWarner, Inc., 5.000%, 10/01/25 (#)	1,925	2,152,360
Tenneco, Inc., 5.000%, 07/15/26	2,100	2,018,625
The Goodyear Tire & Rubber Co.:
5.000%, 05/31/26	250	256,563
5.250%, 07/15/31 (#)	1,500	1,628,557
		6,056,105
Automobiles | 1.0%
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	970,080
Stellantis NV, 5.250%, 04/15/23	2,000	2,097,700
		3,067,780
Building Products | 0.6%
Griffon Corp., 5.750%, 03/01/28	1,750	1,817,953

Capital Markets | 1.3%
Icahn Enterprises LP, 6.250%, 05/15/26	1,500	1,561,875

The accompanying notes are an integral part of these financial statements.

46   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

MPT Operating Partnership LP, 3.500%, 03/15/31	$500	$505,625
MSCI, Inc., 3.250%, 08/15/33 (#)	1,750	1,769,687
		3,837,187
Chemicals | 2.8%
Ashland LLC, 3.375%, 09/01/31 (#)	1,000	992,500
CF Industries, Inc., 3.450%, 06/01/23	1,150	1,185,661
Methanex Corp., 5.125%, 10/15/27	1,000	1,050,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	960,328
NOVA Chemicals Corp., 4.250%, 05/15/29 (#)	1,750	1,757,105
Valvoline, Inc., 3.625%, 06/15/31 (#)	1,500	1,452,450
WR Grace Holdings LLC, 4.875%, 06/15/27 (#)	1,000	1,027,130
		8,425,174
Commercial Services & Supplies | 5.2%
ACCO Brands Corp., 4.250%, 03/15/29 (#)	2,000	1,985,000
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,000	2,040,400
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	1,967,830
Clean Harbors, Inc., 4.875%, 07/15/27 (#)	2,000	2,060,000
GFL Environmental, Inc., 3.500%, 09/01/28 (#)	1,750	1,723,750
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,827,000
Pitney Bowes, Inc., 6.875%, 03/15/27 (#)	2,000	2,077,000

The accompanying notes are an integral part of these financial statements.

Annual Report   47

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Prime Security Services Borrower LLC, 3.375%, 08/31/27 (#)	$1,500	$1,448,085
The ADT Security Corp.:
4.125%, 06/15/23	500	519,322
4.125%, 08/01/29 (#)	250	246,250
		15,894,637

Construction Materials | 0.6%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	1,760	1,830,400

Consumer Finance | 0.7%
Ford Motor Credit Co. LLC:
2.700%, 08/10/26	1,000	1,008,750
4.125%, 08/17/27	1,000	1,079,380
		2,088,130

Containers & Packaging | 2.6%
Ardagh Metal Packaging Finance USA LLC, 4.000%, 09/01/29 (#)	1,200	1,188,900
Ardagh Packaging Finance PLC, 4.125%, 08/15/26 (#)	1,200	1,227,000
Ball Corp., 4.000%, 11/15/23	2,100	2,191,875
Crown Americas LLC, 4.250%, 09/30/26	500	533,750
Graphic Packaging International LLC, 3.500%, 03/15/28 (#)	1,600	1,596,000
Silgan Holdings, Inc., 4.125%, 02/01/28	100	102,125
Smurfit Kappa Treasury Funding DAC, 7.500%, 11/20/25	750	920,625
		7,760,275
Diversified Consumer Services | 0.7%
Service Corp. International, 4.625%, 12/15/27	2,000	2,087,500

The accompanying notes are an integral part of these financial statements.

48   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Diversified Financial Services | 1.2%
Level 3 Financing, Inc.:
4.250%, 07/01/28 (#)	$1,000	$990,000
3.625%, 01/15/29 (#)	1,000	950,000
Suburban Propane Partners LP, 5.000%, 06/01/31 (#)	1,750	1,769,688
		3,709,688
Diversified Telecommunication Services | 2.3%
Connect Finco SARL, 6.750%, 10/01/26 (#)	1,500	1,573,125
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,091	2,287,031
Lumen Technologies, Inc., 4.000%, 02/15/27 (#)	1,100	1,116,005
Zayo Group Holdings, Inc., 4.000%, 03/01/27 (#)	2,000	1,971,540
		6,947,701
Electric Utilities | 0.5%
NRG Energy, Inc., 3.625%, 02/15/31 (#)	1,500	1,462,500

Electrical Equipment | 1.6%
Rackspace Technology Global, Inc., 3.500%, 02/15/28 (#)	2,000	1,903,940
Sensata Technologies, Inc.:
4.375%, 02/15/30 (#)	1,100	1,155,000
3.750%, 02/15/31 (#)	250	249,112
Vistra Operations Co. LLC, 4.375%, 05/01/29 (#)	1,500	1,502,445
		4,810,497
Energy Equipment & Services | 0.1%
DCP Midstream Operating LP, 3.250%, 02/15/32	250	251,875

The accompanying notes are an integral part of these financial statements.

Annual Report   49

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Entertainment | 1.4%
Live Nation Entertainment, Inc.:
4.875%, 11/01/24 (#)	$1,550	$1,565,500
3.750%, 01/15/28 (#)	500	496,250
Netflix, Inc., 4.375%, 11/15/26	500	553,750
WMG Acquisition Corp., 3.000%, 02/15/31 (#)	1,800	1,723,500
		4,339,000
Equity Real Estate Investment Trusts (REITs) | 3.3%
HAT Holdings I LLC, 3.375%, 06/15/26 (#)	1,500	1,515,000
Iron Mountain, Inc.:
4.875%, 09/15/29 (#)	500	517,490
4.500%, 02/15/31 (#)	1,250	1,263,362
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,935,000
Park Intermediate Holdings LLC, 4.875%, 05/15/29 (#)	1,500	1,533,750
RHP Hotel Properties LP, 4.500%, 02/15/29 (#)	1,750	1,750,000
VICI Properties LP, 4.250%, 12/01/26 (#)	1,500	1,562,205
		10,076,807
Food & Staples Retailing | 2.5%
Albertsons Cos, Inc., 3.500%, 03/15/29 (#)	1,500	1,502,940
Kraft Heinz Foods Co., 4.250%, 03/01/31	2,350	2,672,232
Performance Food Group, Inc., 4.250%, 08/01/29 (#)	1,800	1,785,708
US Foods, Inc., 4.625%, 06/01/30 (#)	1,500	1,516,725
		7,477,605

The accompanying notes are an integral part of these financial statements.

50   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Food Products | 2.4%
B&G Foods, Inc., 5.250%, 04/01/25	$1,500	$1,532,070
Lamb Weston Holdings, Inc., 4.125%, 01/31/30 (#)	2,000	2,052,380
Post Holdings, Inc., 4.500%, 09/15/31 (#)	2,000	1,985,000
TreeHouse Foods, Inc., 4.000%, 09/01/28	1,750	1,680,000
		7,249,450
Gas Utilities | 0.6%
AmeriGas Partners LP, 5.625%, 05/20/24	1,550	1,675,814

Health Care Equipment & Supplies | 2.3%
Avantor Funding, Inc., 3.875%, 11/01/29 (#)	1,500	1,516,365
Hill-Rom Holdings, Inc., 4.375%, 09/15/27 (#)	1,800	1,881,000
Hologic, Inc., 4.625%, 02/01/28 (#)	2,000	2,100,000
Mozart Debt Merger Sub, Inc., 3.875%, 04/01/29 (#)	1,500	1,494,705
		6,992,070
Health Care Providers & Services | 5.4%
Centene Corp., 3.375%, 02/15/30	1,500	1,527,585
DaVita, Inc., 4.625%, 06/01/30 (#)	2,000	2,047,500
Encompass Health Corp.:
5.125%, 03/15/23	517	517,000
4.625%, 04/01/31	1,849	1,881,357
HCA, Inc., 3.500%, 09/01/30	2,000	2,113,750
Legacy LifePoint Health LLC, 4.375%, 02/15/27 (#)	1,250	1,259,375

The accompanying notes are an integral part of these financial statements.

Annual Report   51

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Molina Healthcare, Inc., 3.875%, 05/15/32 (#)	$1,750	$1,760,937
PRA Health Sciences, Inc., 2.875%, 07/15/26 (#)	200	200,250
Tenet Healthcare Corp.:
4.625%, 07/15/24	309	312,863
4.875%, 01/01/26 (#)	1,000	1,027,130
4.375%, 01/15/30 (#)	1,500	1,519,598
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 01/31/25	1,900	2,033,000
		16,200,345
Hotels, Restaurants & Leisure | 7.8%
1011778 BC ULC, 3.875%, 01/15/28 (#)	2,100	2,126,796
Boyd Gaming Corp.:
4.750%, 12/01/27	850	867,000
4.750%, 06/15/31 (#)	250	255,000
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	2,130,000
Cedar Fair LP, 5.375%, 04/15/27	1,550	1,588,750
Golden Nugget, Inc., 6.750%, 10/15/24 (#)	1,622	1,622,000
Hilton Domestic Operating Co., Inc., 3.625%, 02/15/32 (#)	2,000	1,989,480
International Game Technology PLC, 4.125%, 04/15/26 (#)	1,500	1,545,105
MGM Resorts International, 4.625%, 09/01/26	800	832,000
Scientific Games International, Inc., 5.000%, 10/15/25 (#)	1,750	1,801,625
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	1,850	1,868,500
Station Casinos LLC, 4.625%, 12/01/31 (#)	1,750	1,764,350

The accompanying notes are an integral part of these financial statements.

52   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Travel + Leisure Co., 4.500%, 12/01/29 (#)	$1,500	$1,512,728
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,000	2,060,000
Yum! Brands, Inc., 4.625%, 01/31/32	1,500	1,593,930
		23,557,264
Household Durables | 0.3%
Tempur Sealy International, Inc., 4.000%, 04/15/29 (#)	1,000	1,017,500

Household Products | 1.0%
Energizer Holdings, Inc., 4.750%, 06/15/28 (#)	1,200	1,225,500
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,838,250
		3,063,750

Independent Power & Renewable Electricity Producers | 1.1%
Calpine Corp., 4.500%, 02/15/28 (#)	1,500	1,556,250
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,890,000
		3,446,250
Interactive Media & Services | 0.9%
Twitter, Inc., 3.875%, 12/15/27 (#)	1,250	1,302,663
Ziff Davis, Inc., 4.625%, 10/15/30 (#)	1,500	1,538,460
		2,841,123

IT Services | 0.5%
Block, Inc., 3.500%, 06/01/31 (#)	1,450	1,486,250

The accompanying notes are an integral part of these financial statements.

Annual Report   53

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Machinery | 2.1%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	$1,795	$1,869,493
Amsted Industries, Inc.:
5.625%, 07/01/27 (#)	750	780,000
4.625%, 05/15/30 (#)	1,000	1,025,000
Terex Corp., 5.000%, 05/15/29 (#)	1,000	1,027,500
Vertiv Group Corp., 4.125%, 11/15/28 (#)	1,750	1,767,500
		6,469,493
Media | 10.3%
AMC Networks, Inc., 4.250%, 02/15/29	1,000	993,750
CCO Holdings LLC:
5.125%, 05/01/27 (#)	500	515,000
4.750%, 03/01/30 (#)	1,500	1,560,000
Clear Channel Worldwide Holdings, Inc., 5.125%, 08/15/27 (#)	2,000	2,069,520
CSC Holdings LLC:
7.500%, 04/01/28 (#)	1,690	1,812,525
4.500%, 11/15/31 (#)	1,000	987,500
DISH DBS Corp.:
5.250%, 12/01/26 (#)	1,000	1,015,785
5.750%, 12/01/28 (#)	750	757,500
Entercom Media Corp., 6.750%, 03/31/29 (#)	1,500	1,465,447
GCI LLC, 4.750%, 10/15/28 (#)	250	256,563
Gray Escrow II, Inc., 5.375%, 11/15/31 (#)	1,000	1,028,750
Lamar Media Corp., 3.625%, 01/15/31	1,500	1,460,700
Nexstar Media, Inc., 5.625%, 07/15/27 (#)	1,500	1,581,180

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Outfront Media Capital LLC, 5.000%, 08/15/27 (#)	$2,300	$2,353,544
Scripps Escrow II, Inc., 3.875%, 01/15/29 (#)	1,500	1,498,125
Sinclair Television Group, Inc.:
5.125%, 02/15/27 (#)	1,750	1,697,500
4.125%, 12/01/30 (#)	1,000	947,500
Sirius XM Radio, Inc.:
5.000%, 08/01/27 (#)	1,750	1,818,845
3.875%, 09/01/31 (#)	1,000	980,450
TEGNA, Inc., 5.000%, 09/15/29	1,750	1,789,375
Univision Communications, Inc., 5.125%, 02/15/25 (#)	2,000	2,020,000
Videotron, Ltd., 5.125%, 04/15/27 (#)	500	515,000
Virgin Media Secured Finance PLC, 4.500%, 08/15/30 (#)	2,000	2,012,620
		31,137,179
Metals & Mining | 3.0%
Anglo American Capital PLC, 4.875%, 05/14/25 (#)	1,650	1,798,292
FMG Resources August 2006 Pty, Ltd., 4.500%, 09/15/27 (#)	1,750	1,863,750
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,200	2,357,300
Novelis Corp., 4.750%, 01/30/30 (#)	1,500	1,576,875
Steel Dynamics, Inc., 5.000%, 12/15/26	1,550	1,593,332
		9,189,549
Mortgage Real Estate Investment Trusts (REITs) | 0.6%
Starwood Property Trust, Inc., 3.625%, 07/15/26 (#)	1,743	1,734,285

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Oil, Gas & Consumable Fuels | 6.8%
Buckeye Partners LP, 4.500%, 03/01/28 (#)	$1,500	$1,511,250
DT Midstream, Inc., 4.375%, 06/15/31 (#)	1,350	1,404,000
Energy Transfer LP, 5.875%, 01/15/24	750	807,204
EQT Corp., 3.625%, 05/15/31 (#)	1,750	1,815,625
Hess Midstream Operations LP, 4.250%, 02/15/30 (#)	1,850	1,836,125
Holly Energy Partners LP, 5.000%, 02/01/28 (#)	1,000	996,250
Murphy Oil Corp., 6.875%, 08/15/24	670	683,802
Occidental Petroleum Corp., 3.400%, 04/15/26	1,750	1,794,940
Ovintiv Exploration, Inc., 5.625%, 07/01/24	1,600	1,761,250
Range Resources Corp., 5.000%, 08/15/22	950	960,688
Southwestern Energy Co.:
6.450%, 01/23/25	1,800	1,978,200
4.750%, 02/01/32	250	263,276
Sunoco LP, 4.500%, 04/30/30 (#)	2,000	2,049,830
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,239,062
Targa Resources Partners LP, 4.000%, 01/15/32 (#)	1,500	1,567,500
		20,669,002
Pharmaceuticals | 0.5%
Bausch Health Cos., Inc.:
5.000%, 02/15/29 (#)	1,500	1,323,750
5.250%, 02/15/31 (#)	100	87,875
		1,411,625

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Professional Services | 1.2%
IHS Markit, Ltd., 5.000%, 11/01/22 (#)	$1,500	$1,542,750
Nielsen Finance LLC:
5.625%, 10/01/28 (#)	1,000	1,032,500
5.875%, 10/01/30 (#)	1,000	1,055,840
		3,631,090
Software | 1.7%
Clarivate Science Holdings Corp., 3.875%, 07/01/28 (#)	1,200	1,206,000
Crowdstrike Holdings, Inc., 3.000%, 02/15/29	1,500	1,481,250
NCR Corp., 5.750%, 09/01/27 (#)	1,000	1,045,000
Nuance Communications, Inc., 5.625%, 12/15/26	1,500	1,547,490
		5,279,740
Specialty Retail | 2.4%
Asbury Automotive Group, Inc.:
4.500%, 03/01/28	987	1,006,740
5.000%, 02/15/32 (#)	750	778,275
Group 1 Automotive, Inc., 4.000%, 08/15/28 (#)	1,000	996,250
Penske Automotive Group, Inc., 3.750%, 06/15/29	1,750	1,734,687
QVC, Inc., 4.750%, 02/15/27	1,250	1,285,325
The Gap, Inc., 3.625%, 10/01/29 (#)	1,500	1,483,650
		7,284,927
Technology Hardware, Storage & Peripherals | 1.4%
Seagate HDD Cayman, 4.091%, 06/01/29	2,083	2,151,885
Western Digital Corp., 4.750%, 02/15/26	2,000	2,186,880
		4,338,765

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Textiles, Apparel & Luxury Goods | 0.6%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	$1,750	$1,832,495

Trading Companies & Distributors | 2.8%
American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/28 (#)	1,100	1,125,553
Avis Budget Car Rental LLC, 5.750%, 07/15/27 (#)	1,500	1,556,250
Herc Holdings, Inc., 5.500%, 07/15/27 (#)	1,500	1,560,000
Standard Industries, Inc., 3.375%, 01/15/31 (#)	2,000	1,926,580
United Rentals North America, Inc.:
5.500%, 05/15/27	1,000	1,040,000
3.875%, 11/15/27	1,100	1,141,426
		8,349,809
Wireless Telecommunication Services | 0.9%
Sprint Corp., 7.125%, 06/15/24	500	561,328
T-Mobile USA, Inc., 3.500%, 04/15/31	2,000	2,080,760
		2,642,088
Total Corporate Bonds (Cost $262,299,959)		267,792,185

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Description	Shares	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Exchange-Traded Funds | 7.8%
Invesco Fundamental High Yield Corporate Bond ETF (Cost $23,042,937)	1,222,805	$23,746,873

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $8,345,006)	8,345,006	8,345,006

Total Investments | 99.0% (Cost $293,687,902)		$299,884,064

Cash and Other Assets in Excess of Liabilities | 1.0%		3,058,910

Net Assets | 100.0%		$302,942,974

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 1.1%

Specialty Retail | 1.1%
Daimler Trucks Retail Trust, 1.220%, 09/15/23 (Cost $867,597)	$868	$870,387

Corporate Bonds | 10.9%

Banks | 3.5%
Bank of America Corp., 3.300%, 01/11/23	2,650	2,722,533

Biotechnology | 2.3%
AbbVie, Inc., 2.900%, 11/06/22	1,816	1,849,457

Capital Markets | 1.0%
Morgan Stanley, 2.750%, 05/19/22	800	807,168

Consumer Finance | 2.1%
American Express Co., 2.500%, 07/30/24	1,625	1,678,885

Internet & Direct Marketing Retail | 2.0%
eBay, Inc., 2.750%, 01/30/23	1,545	1,579,120

Total Corporate Bonds (Cost $8,585,416)		8,637,163

The accompanying notes are an integral part of these financial statements.

60   Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

US Government Securities | 0.6%

Mortgage-Backed Securities | 0.6%
Federal National Mortgage Association: Pool# FM1033, 4.500%, 01/01/27 (Cost $422,429)	$407	$423,996

US Treasury Securities | 86.7%
U.S. Treasury Notes:
1.875%, 10/31/22	8,785	8,894,469
2.000%, 11/30/22	14,590	14,801,441
0.125%, 01/31/23	12,940	12,895,519
1.625%, 04/30/23	27,725	28,124,630
0.375%, 10/31/23	4,050	4,026,111

Total US Treasury Securities (Cost $68,919,430)		68,742,170

Description	Shares	Fair Value

Short-Term Investments | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $414,670)	414,670	$414,670

Total Investments | 99.8% (Cost $79,209,542)		$79,088,386

Cash and Other Assets in Excess of Liabilities | 0.2%		181,217

Net Assets | 100.0%		$79,269,603

The accompanying notes are an integral part of these financial statements.

Annual Report   61

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2021

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2021.
(¶)	Date shown is the next perpetual call date.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2021, these securities amounted to the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Debt	6.4%
Global Fixed Income	1.7%
U.S. Corporate Income	60.6%

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2021 which may step up at a future date.
(«)	Issue in default.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

BBSW	—	Bank Bill Swap Reference Rate
CDOR	—	Canadian Dollar Offered Rate
CMT	—	Constant Maturity Treasury
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average

Currency Abbreviations:
AUD	—	Australian Dollar	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CAD	—	Canadian Dollar	NOK	—	Norwegian Krone
CHF	—	Swiss Franc	NZD	—	New Zealand Dollar
CLP	—	Chilean Peso	PEN	—	Peruvian Nuevo Sol
CNH	—	Chinese Yuan Renminbi	IDR	—	Indonesian Rupiah
CNY	—	Chinese Yuan	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RUB	—	Russian Ruble
EGP	—	Egyptian pound	SEK	—	Swedish Krona
EUR	—	Euro	SGD	—	Singapore Dollar
GBP	—	British Pound Sterling	THB	—	Thai Baht
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	UAH	—	Ukrainian Hryvnia
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen	UYU	—	Uruguyan Peso
KRW	—	South Korean Won	ZAR	—	South African Rand

Counterparty Abbreviations:
BOA	—	Bank of America NA	MSC	—	Morgan Stanley & Co.
BRC	—	Barclays Bank PLC	SCB	—	Standard Chartered Bank
CIT	—	Citibank NA	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA NA	UBS	—	UBS AG
JPM	—	JPMorgan Chase Bank NA

The accompanying notes are an integral part of these financial statements.

62   Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

Corporate & Quasi Government Bonds
Automobiles	—%	2.1%
Banks	1.5	8.7
Beverages	—	1.0
Building Products	—	0.6
Capital Markets	—	3.2
Commercial Services & Suppliers	—	0.5
Consumer Finance	—	0.8
Containers & Packaging	—	0.6
Diversified Consumer Services	—	0.7
Diversified Telecommunication Services	—	1.3
Electrical Equipment	—	1.2
Electronic Equipment, Instruments & Components	—	0.1
Equity Real Estate Investment Trusts (REITs)	—	1.1
Food & Staples Retailing	—	1.6
Health Care Providers & Services	—	0.5
Hotels, Restaurants & Leisure	—	1.6
Household Products	—	1.2
Interactive Media & Services	—	1.1
Internet & Direct Marketing Retail	—	0.6
IT Services	—	0.5
Machinery	—	1.8
Oil, Gas & Consumable Fuels	1.3	—
Pharmaceuticals	—	1.1
Software	—	1.5
Specialty Retail	—	1.0
Technology Hardware, Storage & Peripherals	—	2.0
Trading Companies & Distributors	—	0.7
Transportation Infrastructure	1.0	—
Subtotal	3.8	37.1
Foreign Government Obligations	87.0	49.0
Supranational Bonds	0.1	10.1
US Municipal Bonds	—	1.2
US Treasury Securities	—	1.0
Short-Term Investments	7.0	0.5
Total Investments	97.9%	98.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   63

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2021	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
ASSETS
Investments in securities, at fair value	$19,877,021	$8,414,594
Foreign currency, at fair value	277,843	15,071
Receivables for:
Dividends and interest	283,810	80,738
Capital stock sold	5,715	3
Amount due from Investment Manager (Note 3)	—	10,540
Gross unrealized appreciation on forward currency contracts	56,306	95,349
Total assets	20,500,695	8,616,295

LIABILITIES
Due to custodian	42	—
Payables for:
Management fees	9,781	—
Accrued custodian fees	48,768	21,295
Accrued professional services	32,846	26,064
Accrued distribution fees	88	8
Accrued registration fees	16,011	39
Accrued directors’ fees	—	4
Capital stock redeemed	4,693	99
Dividends	4,361	—
Gross unrealized depreciation on forward currency contracts	80,225	59,082
Other accrued expenses and payables	7,805	4,176
Total liabilities	204,620	110,767
Net assets	$20,296,075	$8,505,528

NET ASSETS
Paid in capital	$61,225,907	$8,874,856
Distributable earnings (Accumulated loss)	(40,929,832)	(369,328)
Net assets	$20,296,075	$8,505,528

The accompanying notes are an integral part of these financial statements.

64    Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$299,884,064	$79,088,386
—	—

3,330,421	229,167
18,819	—
—	13,584
—	—
303,233,304	79,331,137

9,245	—

123,104	—
43,788	14,926
28,159	25,445
761	6
341	15,511
—	—
49,907	—
24,288	3
—	—
10,737	5,643
290,330	61,534
$302,942,974	$79,269,603

$305,322,953	$79,569,299
(2,379,979)	(299,696)
$302,942,974	$79,269,603

Annual Report   65

December 31, 2021	Lazard Emerging Markets Debt Portfolio		Lazard Global Fixed Income Portfolio
Institutional Shares
Net assets	$19,910,838		$8,472,958
Shares of capital stock outstanding*	1,370,241		999,178
Net asset value, offering and redemption price per share	$14.53		$8.48

Open Shares
Net assets	$384,081		$32,570
Shares of capital stock outstanding*	26,157		3,828
Net asset value, offering and redemption price per share	$14.68		$8.51

R6 Shares
Net assets	$1,156		—
Shares of capital stock outstanding*	74	†	—
Net asset value, offering and redemption price per share*	$15.56		—

Cost of investments in securities	$21,263,843		$8,732,825
Cost of foreign currency	$283,390		$15,139

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
†	Shares values are rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

66   Annual Report

Lazard US Corporate Income Portfolio		Lazard US Short Duration Fixed Income Portfolio

$299,518,461		$79,247,171
15,258,202		8,058,991
$19.63		$9.83

$3,423,272		$22,432
173,575		2,279
$19.72		$9.84

$1,241		—
63	†	—
$19.69		—

$293,687,902		$79,209,542
$—		$—

Annual Report   67

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2021	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
Investment Income (Loss)
Income
Interest	$1,004,177	$190,592
Dividends	—	—
Total investment income*	1,004,177	190,592

Expenses
Management fees (Note 3)	148,747	45,813
Custodian fees	102,139	47,856
Professional services	47,055	41,702
Administration fees	27,656	23,145
Registration fees	53,275	36,971
Shareholders’ services	10,252	8,870
Directors’ fees and expenses	2,976	5,444
Shareholders’ reports	2,614	7,439
Distribution fees (Open Shares)	977	103
Other^	296	1,718
Total gross expenses	395,987	219,061
Management fees waived and expenses reimbursed	(214,529)	(154,651)
Total net expenses	181,458	64,410
Net investment income (loss)	822,719	126,182

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(36,989)	200,802
Foreign currency transactions	(20,491)	(6,080)
Forward currency contracts	(102,060)	(208,832)
Futures contracts	(14,950)	—
Swap agreements	(43,680)	—
Total net realized gain (loss)	(218,170)	(14,110)
Net change in unrealized appreciation (depreciation) on:
Investments†	(1,813,793)	(914,173)
Foreign currency translations	(21,206)	(2,917)
Forward currency contracts	(67,229)	82,012
Swap agreements	(5,736)	—
Total net change in unrealized appreciation (depreciation)	(1,907,964)	(835,078)
Net realized and unrealized gain (loss)	(2,126,134)	(849,188)
Net increase (decrease) in net assets resulting from operations	$(1,303,415)	$(723,006)
* Net of foreign withholding taxes of	$15,027	$274
** Net of foreign capital gains taxes of	$5,693	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$13,803	$—
^ Includes interest on line of credit of	$—	$57

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$11,884,189	$484,070
800,204	—
12,684,393	484,070

1,666,230	207,303
101,537	32,842
64,297	47,804
62,869	32,365
37,488	47,948
21,488	12,035
18,145	8,544
16,647	9,491
9,319	64
14,099	4,646
2,012,119	403,042
(332,904)	(102,867)
1,679,215	300,175
11,005,178	183,895

719,953	228,109
—	—
—	—
—	—
—	—
719,953	228,109

(3,278,734)	(745,938)
—	—
—	—
—	—
(3,278,734)	(745,938)
(2,558,781)	(517,829)
$8,446,397	$(333,934)
$—	$—
$—	$—
$—	$—
$—	$—

Annual Report   69

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$822,719	$1,721,818
Net realized gain (loss)	(218,170)	(3,495,212)
Net change in unrealized appreciation (depreciation)	(1,907,964)	(1,397,976)
Net increase (decrease) in net assets resulting from operations	(1,303,415)	(3,171,370)

Distributions to shareholders (Note 2(g))
Net investment income and net realized gains
Institutional Shares	(266,178)	—
Open Shares	(4,732)	—
R6 Shares	(16)	—
Return of capital
Institutional Shares	(533,368)	(1,538,228)
Open Shares	(9,482)	(14,630)
R6 Shares	(33)	(41)
Net decrease in net assets resulting from distributions	(813,809)	(1,552,899)

Capital stock transactions
Net proceeds from sales
Institutional Shares	2,366,868	6,071,916
Open Shares	24,820	138,222
Net proceeds from reinvestment of distributions
Institutional Shares	766,007	1,412,389
Open Shares	12,197	12,838
R6 Shares	49	41
Cost of shares redeemed
Institutional Shares	(3,023,406)	(71,755,710)
Open Shares	(11,890)	(268,240)
Net increase (decrease) in net assets from capital stock transactions	134,645	(64,388,544)
Total increase (decrease) in net assets	(1,982,579)	(69,112,813)
Net assets at beginning of period	22,278,654	91,391,467
Net assets at end of period	$20,296,075	$22,278,654

The accompanying notes are an integral part of these financial statements.

70   Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$126,182	$126,368	$11,005,178	$12,080,958
(14,110)	323,617	719,953	(1,161,985)
(835,078)	430,612	(3,278,734)	2,196,558
(723,006)	880,597	8,446,397	13,115,531

(368,209)	(309,020)	(11,000,996)	(12,087,050)
(1,362)	(1,683)	(127,773)	(150,720)
—	—	(45)	(47)

—	—	—	—
—	—	—	—
—	—	—	—
(369,571)	(310,703)	(11,128,814)	(12,237,817)

2,233,371	5,232,553	29,161,114	45,657,501
54,481	6,239	279,336	1,472,978

368,163	308,584	10,709,114	11,769,610
1,362	1,683	104,457	115,990
—	—	45	47

(2,539,178)	(3,065,810)	(36,335,702)	(56,900,578)
(66,257)	(21,740)	(662,564)	(2,013,457)
51,942	2,461,509	3,255,800	102,091
(1,040,635)	3,031,403	573,383	979,805
9,546,163	6,514,760	302,369,591	301,389,786
$8,505,528	$9,546,163	$302,942,974	$302,369,591

Annual Report   71

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	1,364,341	5,641,531	*
Shares sold	153,783	427,424	*
Shares issued to shareholders from reinvestment of distributions	50,324	94,410	*
Shares redeemed	(198,207)	(4,799,024	)*
Net increase (decrease)	5,900	(4,277,190	)*
Shares outstanding at end of period	1,370,241	1,364,341

Open Shares
Shares outstanding at beginning of period	24,524	32,702	*
Shares sold	1,610	9,412	*
Shares issued to shareholders from reinvestment of distributions	793	859	*
Shares redeemed	(770)	(18,449	)*
Net increase (decrease)	1,633	(8,178	)*
Shares outstanding at end of period	26,157	24,524

R6 Shares
Shares outstanding at beginning of period	71	69	*
Shares issued to shareholders from reinvestment of distributions	3	2	*
Net increase (decrease)	3	2	*
Shares outstanding at end of period	74	71

*	Shares and share transactions of Lazard Emerging Markets Debt Portfolio were adjusted to reflect a 1:2 reverse share split and of Lazard US Corporate Income Portfolio were adjusted to reflect a 1:4 reverse share split, effective November 17, 2020.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

989,793	710,971	15,080,446	15,103,284	*
245,212	577,637	1,480,230	2,383,359	*
41,364	32,641	544,180	617,982	*
(277,191)	(331,456)	(1,846,654)	(3,024,179	)*
9,385	278,822	177,756	(22,838	)*
999,178	989,793	15,258,202	15,080,446

5,032	6,518	187,617	210,905	*
5,704	684	14,131	75,398	*
153	178	5,283	6,070	*
(7,061)	(2,348)	(33,456)	(104,756	)*
(1,204)	(1,486)	(14,042)	(23,288	)*
3,828	5,032	173,575	187,617

—	—	61	58	*
—	—	2	3	*
—	—	2	3	*
—	—	63	61

Annual Report    73

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$183,895	$1,153,865
Net realized gain (loss)	228,109	720,754
Net change in unrealized appreciation (depreciation)	(745,938)	455,774
Net increase (decrease) in net assets resulting from operations	(333,934)	2,330,393

Distributions to shareholders (Note 2(g))
Net investment income and net realized gains
Institutional Shares	(183,904)	(1,153,515)
Open Shares	(29)	(282)
Net decrease in net assets resulting from distributions	(183,933)	(1,153,797)

Capital stock transactions
Net proceeds from sales
Institutional Shares	6,528,316	25,806,667
Open Shares	4,339	56,978
Net proceeds from reinvestment of distributions
Institutional Shares	167,563	1,072,523
Open Shares	27	273
Cost of shares redeemed
Institutional Shares	(14,676,561)	(36,405,739)
Open Shares	(11,122)	(43,603)
Net increase (decrease) in net assets from capital stock transactions	(7,987,438)	(9,512,901)
Total increase (decrease) in net assets	(8,505,305)	(8,336,305)
Net assets at beginning of period	87,774,908	96,111,213
Net assets at end of period	$79,269,603	$87,774,908

The accompanying notes are an integral part of these financial statements.

74   Annual Report

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	8,867,736	9,832,361
Shares sold	661,464	2,607,117
Shares issued to shareholders from reinvestment of distributions	16,960	108,370
Shares redeemed	(1,487,169)	(3,680,112)
Net increase (decrease)	(808,745)	(964,625)
Shares outstanding at end of period	8,058,991	8,867,736

Open Shares
Shares outstanding at beginning of period	2,964	1,587
Shares sold	439	5,762
Shares issued to shareholders from reinvestment of distributions	3	28
Shares redeemed	(1,127)	(4,413)
Net increase (decrease)	(685)	1,377
Shares outstanding at end of period	2,279	2,964

Annual Report   75

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20*	12/31/19 *	12/31/18 *	12/31/17*

Institutional Shares
Net asset value, beginning of period	$16.04	$16.10	$14.72	$16.86	$15.80
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.59	0.64	0.80	0.92	0.92
Net realized and unrealized gain (loss)	(1.51)	(0.18)	1.36	(2.14)	1.06

Total from investment operations	(0.92)	0.46	2.16	(1.22)	1.98
Less distributions from:
Net investment income	(0.20)	—	(0.38)	(0.44)	(0.86)
Return of capital	(0.39)	(0.52)	(0.40)	(0.48)	(0.06)

Total distributions	(0.59)	(0.52)	(0.78)	(0.92)	(0.92)

Net asset value, end of period	$14.53	$16.04	$16.10	$14.72	$16.86

Total Return (b)	–5.86%	3.19%	15.03%	–7.45%	12.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,911	$21,880	$90,858	$143,015	$280,808
Ratios to average net assets:
Net expenses	0.85%	0.92%	0.98%	0.93%	0.93%
Gross expenses	1.83%	1.57%	1.08%	0.93%	0.93%
Net investment income (loss)	3.88%	4.24%	5.15%	5.78%	5.52%
Portfolio turnover rate	81%	133%	106%	97%	88%

The accompanying notes are an integral part of these financial statements.

76   Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20*	12/31/19 *	12/31/18 *	12/31/17 *

Open Shares
Net asset value, beginning of period	$16.21	$16.26	$14.86	$17.00	$15.96
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.57	0.61	0.78	0.94	0.88
Net realized and unrealized gain (loss)	(1.54)	(0.15)	1.38	(2.20)	1.02

Total from investment operations	(0.97)	0.46	2.16	(1.26)	1.90
Less distributions from:
Net investment income	(0.19)	—	(0.38)	(0.40)	(0.80)
Return of capital	(0.37)	(0.51)	(0.38)	(0.48)	(0.06)

Total distributions	(0.56)	(0.51)	(0.76)	(0.88)	(0.86)

Net asset value, end of period	$14.68	$16.21	$16.26	$14.86	$17.00

Total Return (b)	–6.07%	3.11%	14.85%	–7.59%	12.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$384	$397	$532	$670	$6,520
Ratios to average net assets:
Net expenses	1.05%	1.02%	1.18%	1.20%	1.22%
Gross expenses	2.84%	2.59%	2.91%	1.62%	1.36%
Net investment income (loss)	3.68%	4.05%	4.91%	5.49%	5.21%
Portfolio turnover rate	81%	133%	106%	97%	88%

The accompanying notes are an integral part of these financial statements.

Annual Report   77

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *

R6 Shares
Net asset value, beginning of period	$17.19	$17.28	$15.76	$17.76	$15.80
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.67	0.41	0.86	0.96	0.90
Net realized and unrealized gain (loss)	(1.63)	0.09	1.50	(2.24)	1.08

Total from investment operations	(0.96)	0.50	2.36	(1.28)	1.98
Less distributions from:
Net investment income	(0.22)	—	(0.40)	(0.22)	(0.02)
Return of capital	(0.45)	(0.59)	(0.44)	(0.50)	— (c)

Total distributions	(0.67)	(0.59)	(0.84)	(0.72)	(0.02)

Net asset value, end of period	$15.56	$17.19	$17.28	$15.76	$17.76

Total Return (b)	–5.67%	3.30%	15.22%	–7.24%	12.61%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1	$1	$99,952	$1
Ratios to average net assets:
Net expenses	0.80%	0.86%	0.93%	0.90%	0.90%
Gross expenses	245.32%	265.72%	1.09%	0.94%	43.88%
Net investment income (loss)	4.06%	2.60%	5.18%	5.97%	5.71%
Portfolio turnover rate	81%	133%	106%	97%	88%

*	On November 17, 2020, the portfolio effected a 1:2 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

78   Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Institutional Shares
Net asset value, beginning of period	$9.60	$9.08	$8.65	$9.04	$8.57
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.14	0.19	0.20	0.20
Net realized and unrealized gain (loss)	(0.87)	0.72	0.43	(0.38)	0.47

Total from investment operations	(0.75)	0.86	0.62	(0.18)	0.67
Less distributions from:
Net investment income	(0.26)	(0.15)	(0.06)	(0.10)	—
Net realized gains	(0.11)	(0.19)	—	—	—
Return of capital	—	—	(0.13)	(0.11)	(0.20)

Total distributions	(0.37)	(0.34)	(0.19)	(0.21)	(0.20)

Net asset value, end of period	$8.48	$9.60	$9.08	$8.65	$9.04

Total Return (b)	–7.95%	9.51%	7.25%	–2.06%	7.87%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,473	$9,498	$6,456	$5,495	$4,705
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.72%
Gross expenses	2.34%	2.73%	3.51%	3.61%	4.39%
Net investment income (loss)	1.38%	1.53%	2.14%	2.33%	2.23%
Portfolio turnover rate	59%	65%	65%	60%	42%

The accompanying notes are an integral part of these financial statements.

Annual Report   79

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$9.60	$9.08	$8.65	$9.04	$8.57
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.12	0.17	0.18	0.17
Net realized and unrealized gain (loss)	(0.87)	0.71	0.43	(0.39)	0.47

Total from investment operations	(0.77)	0.83	0.60	(0.21)	0.64
Less distributions from:
Net investment income	(0.21)	(0.12)	(0.06)	(0.08)	—
Net realized gains	(0.11)	(0.19)	—	—	—
Return of capital	—	—	(0.11)	(0.10)	(0.17)

Total distributions	(0.32)	(0.31)	(0.17)	(0.18)	(0.17)

Net asset value, end of period	$8.51	$9.60	$9.08	$8.65	$9.04

Total Return (b)	–8.13%	9.23%	6.98%	–2.31%	7.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33	$48	$59	$33	$34
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.98%	1.02%
Gross expenses	12.84%	10.32%	27.52%	38.42%	42.88%
Net investment income (loss)	1.12%	1.31%	1.88%	2.08%	1.95%
Portfolio turnover rate	59%	65%	65%	60%	42%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

80   Annual Report

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *

Institutional Shares
Net asset value, beginning of period	$19.80	$19.68	$18.16	$19.56	$19.48
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.72	0.80	0.88	0.88	0.88
Net realized and unrealized gain (loss)	(0.17)	0.13	1.52	(1.40)	0.08

Total from investment operations	0.55	0.93	2.40	(0.52)	0.96
Less distributions from:
Net investment income	(0.72)	(0.81)	(0.88)	(0.88)	(0.88)

Total distributions	(0.72)	(0.81)	(0.88)	(0.88)	(0.88)

Net asset value, end of period	$19.63	$19.80	$19.68	$18.16	$19.56

Total Return (b)	2.86%	4.96%	13.34%	–2.73%	5.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$299,518	$298,636	$297,219	$308,285	$344,508
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.66%	0.67%	0.67%	0.64%	0.67%
Net investment income (loss)	3.64%	4.17%	4.47%	4.65%	4.57%
Portfolio turnover rate	30%	26%	21%	16%	21%

The accompanying notes are an integral part of these financial statements.

Annual Report   81

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *

Open Shares
Net asset value, beginning of period	$19.90	$19.76	$18.28	$19.64	$19.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.67	0.75	0.80	0.84	0.84
Net realized and unrealized gain (loss)	(0.17)	0.15	1.48	(1.36)	0.08

Total from investment operations	0.50	0.90	2.28	(0.52)	0.92
Less distributions from:
Net investment income	(0.68)	(0.76)	(0.80)	(0.84)	(0.84)

Total distributions	(0.68)	(0.76)	(0.80)	(0.84)	(0.84)

Net asset value, end of period	$19.72	$19.90	$19.76	$18.28	$19.64

Total Return (b)	2.55%	4.80%	12.74%	–2.78%	4.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,423	$3,733	$4,170	$4,314	$5,708
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.83%	0.85%	0.85%
Gross expenses	1.00%	1.03%	1.19%	1.11%	1.13%
Net investment income (loss)	3.39%	3.94%	4.18%	4.34%	4.28%
Portfolio turnover rate	30%	26%	21%	16%	21%

The accompanying notes are an integral part of these financial statements.

82   Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *	12/31/17 *

R6 Shares
Net asset value, beginning of period	$19.88	$19.76	$18.68	$19.56	$19.48
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.73	0.81	0.92	0.92	0.88
Net realized and unrealized gain (loss)	(0.18)	0.11	1.04	(1.40)	0.08

Total from investment operations	0.55	0.92	1.96	(0.48)	0.96
Less distributions from:
Net investment income	(0.74)	(0.80)	(0.88)	(0.40)	(0.88)

Total distributions	(0.74)	(0.80)	(0.88)	(0.40)	(0.88)

Net asset value, end of period	$19.69	$19.88	$19.76	$18.68	$19.56

Total Return (b)	2.80%	4.89%	10.67%	–2.43% (c)	5.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1	$1	$1	$1,783
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	231.95%	256.05%	858.55%	4.62%	1.69%
Net investment income (loss)	3.66%	4.22%	4.55%	4.61%	4.58%
Portfolio turnover rate	30%	26%	21%	16%	21%

*	On November 17, 2020, the Portfolio effected a 1:4 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Not Portfolio’s returns would have been lower.
(c)	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.62% impact on the total return of the Portfolio’s R6 Shares.

The accompanying notes are an integral part of these financial statements.

Annual Report   83

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Institutional Shares
Net asset value, beginning of period	$9.89	$9.77	$9.70	$9.79	$9.86
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.12	0.21	0.19	0.14
Net realized and unrealized gain (loss)	(0.06)	0.12	0.07	(0.09)	(0.07)

Total from investment operations	(0.04)	0.24	0.28	0.10	0.07
Less distributions from:
Net investment income	(0.02)	(0.12)	(0.20)	(0.17)	(0.11)
Return of capital	—	—	(0.01)	(0.02)	(0.03)

Total distributions	(0.02)	(0.12)	(0.21)	(0.19)	(0.14)

Net asset value, end of period	$9.83	$9.89	$9.77	$9.70	$9.79

Total Return (b)	–0.39%	2.46%	2.93%	1.08%	0.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,247	$87,746	$96,096	$116,276	$100,390
Ratios to average net assets:
Net expenses	0.36%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.48%	0.47%	0.45%	0.43%	0.43%
Net investment income (loss)	0.22%	1.21%	2.18%	2.00%	1.43%
Portfolio turnover rate	100%	97%	175%	170%	108%

The accompanying notes are an integral part of these financial statements.

84   Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$9.90	$9.78	$9.71	$9.79	$9.87
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.09	0.19	0.16	0.11
Net realized and unrealized gain (loss)	(0.06)	0.12	0.06	(0.08)	(0.08)

Total from investment operations	(0.05)	0.21	0.25	0.08	0.03
Less distributions from:
Net investment income	(0.01)	(0.09)	(0.17)	(0.14)	(0.09)
Return of capital	—	—	(0.01)	(0.02)	(0.02)

Total distributions	(0.01)	(0.09)	(0.18)	(0.16)	(0.11)

Net asset value, end of period	$9.84	$9.90	$9.78	$9.71	$9.79

Total Return (b)	–0.50%	2.20%	2.64%	0.88%	0.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22	$29	$16	$37	$25
Ratios to average net assets:
Net expenses	0.48%	0.65%	0.69%	0.70%	0.70%
Gross expenses	18.10%	14.74%	51.53%	38.00%	33.88%
Net investment income (loss)	0.12%	0.96%	1.91%	1.68%	1.13%
Portfolio turnover rate	100%	97%	175%	170%	108%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2021

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2021, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Emerging Markets Debt Portfolio (“Emerging Markets Debt”), the Lazard Global Fixed Income Portfolio (“Global Fixed Income”), the Lazard US Corporate Income Portfolio (“US Corporate Income”), and the Lazard US Short Duration Fixed Income Portfolio (“US Short Duration Fixed Income”). The financial statements of the other twenty-six Portfolios are presented separately.

The Portfolios, other than the Emerging Markets Debt Portfolio, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants,

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are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial

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institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

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A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2021, the Emerging Markets Debt and Global Fixed Income Portfolios traded in forward currency contracts.

(d) Futures Contracts—Futures contracts are purchased or sold to gain exposure to, or manage exposure from, changes in the value of equity securities or foreign currencies and changes in interest rates.

Futures contracts are exchange-traded agreements between a Portfolio and a counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash collateral pledged for futures contracts in the Statement of Assets and Liabilities.

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Securities may be deposited as initial margin. If applicable, any cash deposited and held on margin is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as receivables (or payables) for variation margin on open futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount of the contract at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

During the year ended December 31, 2021, the Emerging Markets Debt traded in futures contracts.

(e) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. When a Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash collateral in the Statement of Assets and Liabilities. If a Portfolio writes an option, it bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk of loss is unlimited for uncovered written call options. For uncovered written put options, the risk of loss is limited to the difference between the strike price of the option and the premiums received upon writing the option.

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During the year ended December 31, 2021, the Emerging Markets Debt Portfolio traded in options.

(f) Swap Agreements—Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. The change in value, if any, on swap agreements is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

Upon entering into a centrally cleared swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash collateral for swaps in the Statement of Assets and Liabilities. On these transactions, the Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation)

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and shown as variation margin receivable (or payable) on swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

During the year ended December 31, 2021, the Emerging Markets Debt Portfolio traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2021, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Debt	$18,945,566	$19,545,754
US Corporate Income	4,140,402	4,329,460
US Short Duration Fixed Income	36,430	124,436

During the year ended December 31, 2021, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amounts

US Corporate Income	$495,418
US Short Duration Fixed Income	239,997

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2021, the following Portfolio elected to defer such losses as follows:

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Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Emerging Markets Debt	$—	$22,933
Global Fixed Income	12,869	2,811
US Short Duration Fixed Income	—	1,758

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Debt	$22,251,816	$376,645	$2,759,866	$(2,383,221)
Global Fixed Income	8,761,509	100,817	447,272	(346,455)
US Corporate Income	293,796,674	7,542,528	1,455,138	6,087,390
US Short Duration Fixed Income	79,211,244	61,978	184,836	(122,858)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, distribution redesignations, certain fixed-income securities and expenses, derivatives, wash sales, return of capital distributions, currency straddles and paydown gain/loss.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Emerging Markets Debt	$(542,884)	$542,884
Global Fixed Income	(70,288)	70,288
US Short Duration Fixed Income	(20,568)	20,568

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2021	2020	2021	2020

Emerging Markets Debt*	$270,926	$—	$—	$—
Global Fixed Income	235,392	227,749	134,179	82,954
US Corporate Income	11,128,814	12,265,481	—	—
US Short Duration Fixed Income	163,365	1,153,797	—	—

*	Emerging Markets Debt Portfolios had return of capital distributions of $542,883 in 2021 and $1,552,899 in 2020, respectively.

At December 31, 2021, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Debt	$(22,933)	$(38,491,320)	$(2,415,579)
Global Fixed Income	(2,811)	(12,869)	(353,648)
US Corporate Income	2,493	(8,469,862)	6,087,390
US Short Duration Fixed Income	(1,758)	(160,866)	(137,072)

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(i) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes based upon the relative net assets of each class.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and

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the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Debt	0.70%
Global Fixed Income	0.50
US Corporate Income	0.55
US Short Duration Fixed Income	0.25

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until April 30, 2022 (or such other date as indicated below) if the aggregate direct expenses of each Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Fund” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares	R6 Shares

Emerging Markets Debt (a)	0.85%	1.05%	0.80%
Global Fixed Income	0.70	0.95	N/A
US Corporate Income (b)	0.55	0.80	0.55
US Short Duration Fixed Income (c)	0.40	0.65	N/A

(a)	From April 30, 2022 until April 30, 2031, the annual rates are 1.10%, 1.35%, and 1.05%, respectively.

(b)	This agreement will continue in effect until April 30, 2031 for the R6 Shares.

(c)	This agreement will continue in effect until April 30, 2031 for Open Shares.

In addition, until April 30, 2022, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6

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Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess. Further, the Investment Manager will bear the daily expenses incurred in excess of any income produced for the US Short Duration Fixed Income Portfolio.

During the year ended December 31, 2021, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Debt	$146,003	$58,613	$2,736	$4,266
Global Fixed Income	45,607	104,139	206	4,699
US Corporate Income	322,754	—	7,324	—
US Short Duration Fixed Income	98,416	—	63	4,388

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Debt	$8	$2,903
US Corporate Income	7	2,819

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

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Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For 2021, the annual compensation for, each Director who is not an affiliated person of the Investment Manager or any of its affiliates, that was paid by all of the funds in the Lazard Fund Complex was, as applicable: (1) an annual fee of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. Effective January 2022, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates is comprised of: (1) an annual retainer of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Debt	$15,987,624	$15,379,339
Global Fixed Income	5,073,994	4,906,055
US Corporate Income	99,405,660	87,294,636
US Short Duration Fixed Income	3,543,575	17,272,992

	US Government and Treasury Securities
Portfolio	Purchases	Sales

Global Fixed Income	$213,936	$410,279
US Short Duration Fixed Income	78,915,130	70,397,981

For the year ended December 31, 2021, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2021, the following Portfolios had borrowings under the Agreement as follows:

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Portfolio	Average Daily Loan Balance	*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Global Fixed Income	$88,420		$285,000	1.18%	20

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative

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impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s

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value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(c) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests.

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Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(e) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; structured products; over-

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the-counter options on currencies and swap agreements; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default, by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. New SEC Rule 18f-4 under the 1940 Act, with which investment companies must comply beginning in August 2022, will regulate and, in some cases limit, the use of derivatives for certain Portfolios and may require a Portfolio to alter, perhaps materially, its use of derivatives.

(g) Structured Products Risk—Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-

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income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, market or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Use of derivatives transactions may cause a Portfolio to experience losses greater than if a Portfolio had not engaged in such transactions.

(h) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(i) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make divi-

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dend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(j) Non-Diversification Risk—A Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

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(k) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(l) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

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8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

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Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2021:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$738,329	$—	$738,329
Foreign Government Obligations*	—	17,666,648	—	17,666,648
Quasi Government Bonds*	—	31,393	—	31,393
Supranational Bonds	—	14,811	—	14,811
Short-Term Investments	1,425,840	—	—	1,425,840
Other Financial Instruments†
Forward Currency Contracts	—	56,306	—	56,306
Total	$1,425,840	$18,507,487	$—	$19,933,327
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(80,225)	$—	$(80,225)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$3,032,145	$—	$3,032,145
Foreign Government Obligations*	—	4,163,896	—	4,163,896
Quasi Government Bonds*	—	132,078	—	132,078
Supranational Bonds	—	858,151	—	858,151
US Municipal Bonds	—	102,264	—	102,264
US Treasury Securities	—	82,410	—	82,410
Short-Term Investments	43,650	—	—	43,650
Other Financial Instruments†
Forward Currency Contracts	—	95,349	—	95,349
Total	$43,650	$8,466,293	$—	$8,509,943
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(59,082)	$—	$(59,082)
US Corporate Income Portfolio
Corporate Bonds*	$—	$267,792,185	$—	$267,792,185
Exchange-Traded Funds	23,746,873	—	—	23,746,873
Short-Term Investments	8,345,006	—	—	8,345,006
Total	$32,091,879	$267,792,185	$—	$299,884,064
US Short Duration Fixed Income Portfolio
Asset-Backed Securities	$—	$870,387	$—	$870,387
Corporate Bonds*	—	8,637,163	—	8,637,163
US Government Securities	—	423,996	—	423,996
US Treasury Securities	—	68,742,170	—	68,742,170
Short-Term Investments	414,670	—	—	414,670
Total	$414,670	$78,673,716	$—	$79,088,386

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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10. Derivative Instruments

Certain portfolios may use derivative instruments, including forward currency contracts, options, futures contracts, or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2021, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Emerging Markets Debt Portfolio		Global Fixed Income Portfolio

Forward currency contracts:
Average amounts purchased	$5,000,000		$4,500,000
Average amounts sold	$3,200,000		$3,600,000
Futures:
Average notional value of contracts — short	$1,100,000	*	—

* Represents average monthly notional exposure for the one month the derivative instrument was open during the period.

Interest rate swap agreements:
Average notional value — receives fixed rate on centrally cleared	$300,000	*	—

* Represents average monthly notional exposure for the eleven months the derivative instrument was open during the period.

Purchased Options:
Average notional amount	$1,100,000	*	—

*	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.

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The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

Emerging Markets Debt Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$56,306

Liabilities — Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$80,225

Global Fixed Income Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$95,349

Liabilities — Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$59,082

Emerging Markets Debt Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Foreign Currency Contracts	Interest Rate Contracts	Total

Forward currency contracts	$(102,060)	$—	$(102,060)
Futures	—	(14,950)	(14,950)
Purchased Options	(4,395)	—	(4,395)
Swap agreements	—	(43,680)	(43,680)
Total	$(106,455)	$(58,630)	$(165,085)

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign Currency Contracts	Interest Rate Contracts	Total

Forward currency contracts	$(67,229)	$—	$(67,229)
Swap agreements	—	(5,736)	(5,736)
Total	$(67,229)	$(5,736)	$(72,965)

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Global Fixed Income Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(208,832)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$82,012

As of December 31, 2021, the Emerging Markets Debt and Global Fixed Income Portfolios held derivative instruments that are eligible for offset in their Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios is presented in the below table, as of December 31, 2021:

Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$56,306	$—	$56,306

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Bank of America NA	$10,533	$(10,533)	$—	$—
Barclays Bank PLC	30,798	(15,773)	—	15,025
Citibank NA	1,085	(1,085)	—	—
JPMorgan Chase Bank NA	229	—	—	229
Standard Chartered Bank	13,542	(12,291)	—	1,251
UBS AG	119	(119)	—	—
Total	$56,306	$(39,801)	$—	$16,505

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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$80,225	$—	$80,225

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Bank of America NA	$24,039	$(10,533)	$—	$13,506
Barclays Bank PLC	15,773	(15,773)	—	—
Citibank NA	13,011	(1,085)	—	11,926
HSBC Bank USA NA	63	—	—	63
Standard Chartered Bank	12,291	(12,291)	—	—
State Street Bank and Trust Co.	300	—	—	300
UBS AG	14,748	(119)	—	14,629
Total	$80,225	$(39,801)	$—	$40,424

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$95,349	$—	$95,349

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$22,541	$(4,483)	$—	$18,058
HSBC Bank USA NA	37,082	(37,082)	—	—
JPMorgan Chase Bank NA	34,390	(11,313)	—	23,077
Morgan Stanley & Co.	1,336	(1,336)	—	—
Total	$95,349	$(54,214)	$—	$41,135

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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$59,082	$ —	$59,082

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$4,483	$(4,483)	$—	$—
HSBC Bank USA NA	40,784	(37,082)	—	3,702
JPMorgan Chase Bank NA	11,313	(11,313)	—	—
Morgan Stanley & Co.	2,502	(1,336)	—	1,166
Total	$59,082	$(54,214)	$—	$4,868

11. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate- related contract modifications that have occurred since March 12, 2020 and that will continue to occur, through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio, (collectively the “Portfolios”), four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 25, 2022

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:
Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(3):
Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2022, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Director and Counsel of the Investment Manager (since January 2021, previously Senior Vice President) Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)
Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

120   Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2021

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2021:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit

Emerging Markets Debt	$542,402	$20,695
Global Fixed Income	248,076	274
US Corporate Income	—	—
US Short Duration Fixed Income	—	—

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Emerging Markets Debt	$—
Global Fixed Income	134,179
US Corporate Income	—
US Short Duration Fixed Income	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or

Annual Report   121

(2) on the Securities and Exchange Commission (the “SEC”) web-site at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

122   Annual Report

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS026

Lazard Funds

Annual Report

December 31, 2021

Multi-Asset Funds

Lazard Enhanced Opportunities Portfolio
Lazard Global Dynamic Multi-Asset Portfolio
Lazard Opportunistic Strategies Portfolio
Lazard Real Assets Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
10	Performance Overviews (unaudited)
15	Information About Your Portfolio’s Expenses (unaudited)
17	Portfolio Holdings Presented by Asset Class/Sector
19	Portfolios of Investments
19	Lazard Enhanced Opportunities Portfolio
38	Lazard Global Dynamic Multi-Asset Portfolio
61	Lazard Opportunistic Strategies Portfolio
63	Lazard Real Assets Portfolio
74	Notes to Portfolios of Investments
80	Statements of Assets and Liabilities
84	Statements of Operations
86	Statements of Changes in Net Assets
92	Financial Highlights
101	Notes to Financial Statements
142	Report of Independent Registered Public Accounting Firm
145	Board of Directors and Officers Information (unaudited)
148	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or the Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2021 proved to be an especially challenging one for global financial markets, as the pandemic entered its second year and new risk factors emerged.

Despite the emergence of several highly effective vaccines in late 2020, anxiety about COVID-19 continued to hang over global financial markets for much of 2021. The uneven nature of the worldwide vaccine rollout, shortages of a wide variety of items, and the emergence of more infectious strains were stark reminders that the virus remained a serious, persistent threat to global public health and the world economy.

Yet, it was the specter of surging global inflation that was also front and center in the minds of investors throughout the year. Traders were concerned that the sharp rise in consumer prices would force monetary policymakers, especially those at the US Federal Reserve (the “Fed”), the world’s most influential central bank, to raise interest rates to contain inflation, potentially hindering a fragile global economic recovery and undercutting a major source of support for riskier assets. Against a backdrop of persistently high inflation and a wave of new COVID-19 cases sweeping across parts of the world, the Fed announced in the closing weeks of December that it would pull back on its massive stimulus program. The news forced markets to prepare to enter 2022 with less Fed support than they have had since the start of the pandemic.

Despite all the challenges and uncertainty, global equity markets generally advanced in 2021, in large part due to solid corporate earnings, especially in the United States and Europe, with data indicating that earnings recoveries were underway for companies in both regions. Global bond markets, including those for sovereign debt and local currency emerging markets, faced headwinds amid the backdrop of rising interest rates and US dollar strength. Among the bright spots were inflation-linked bonds, which were supported by higher inflation expectations, and

2   Annual Report

high yield bonds, which benefited from coupon income and stable or tighter credit spreads.

The year 2021 continued a trend of extraordinary shifts in market conditions. However, whatever the investment landscape, we remain confident that fundamental analyses will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

Annual Report   3

Lazard Retirement Series, Inc. Investment Overviews (unaudited)

MARKET OVERVIEWS

Global Markets

For the year ended December 31, global equity markets rose sharply, as measured by the MSCI All Country World Index (“MSCI ACWI”), as risk appetites proved resilient enough to fuel a rally that was able to overcome heightened uncertainty.

Despite the discovery of a vaccine last November, coronavirus disease 2019 (“COVID-19”) risk lingered and remained a persistent source of anxiety for investors. The emergence of the rapidly spreading, highly infectious Delta and Omicron variants of COVID-19 in the second half of the year sparked waves of infections around the world and rattled markets, with traders fearing the imposition of economically punishing lockdowns in order to contain the outbreaks. However, in the case of the Omicron variant, which emerged in late November, these fears eased considerably, as scientific data suggested that this variant may cause less severe illness than the Delta and earlier variants.

The specter of surging global inflation was top of mind for investors for much of 2021 amid supply-chain bottlenecks, labor shortages, and sharp increases in shipping costs and oil prices. With consumer prices remaining stubbornly high, all eyes were on the stimulus policy path of the US Federal Reserve (the “Fed”). The announcement by the world’s most influential central bank in the final weeks of the year that it would accelerate the tapering of its bond purchases and likely raise interest rates three times in 2022 received a mixed reaction from financial markets. While traders were heartened by signs that the Fed took the threat of inflation seriously, they also worried that a rapid increase in interest rates could slow global economic growth and undercut the appeal of stocks, which have benefited greatly from the massive stimulus programs. Two other key central banks, the Bank of England and the European Central Bank, announced that they, too, were taking a more hawkish turn in order to contain higher prices.

Negative developments in China during the year compounded market anxiety. China’s economic slowdown and increased

4   Annual Report

regulatory scrutiny of domestic companies, coupled with the financial woes of the country’s debt-laden real estate sector, weighed heavily on the world’s second largest economy.

Despite mounting uncertainty, consistently strong profits, especially for US and European companies, provided momentum for a stock market rally. In all four quarterly corporate earnings seasons in 2021, the percentage of companies in both the S&P 500 Index, which is widely used to represent the performance of large capitalization US companies, and the STOXX Europe 600 Index, generally considered representative of European stock market performance, exceeded expectations, beating their long-term historical averages. Encouragingly, data indicated that an earnings recovery was underway for companies on both sides of the Atlantic. Japanese companies also reported upbeat corporate earnings throughout the year. Against this backdrop, the MSCI ACWI, which covers both developed and developing markets, climbed 18.5% in 2021 (in US dollar terms).

Stock markets in the developed world advanced in 2021, while those in the developing world retreated. In the US, the S&P 500 Index outperformed the MSCI ACWI by a wide margin, as bullish sentiment about corporate earnings and the country’s improving economic outlook drove the US stock market higher. For the year, the S&P 500 Index posted seventy all-time highs for 2021, the most in the post-World War II era since 1954. In Europe, the STOXX Europe 600 Index gained, but underperformed the MSCI ACWI, as solid corporate earnings were overshadowed by anxiety about another wave of COVID-19 infections that swept across the continent. In Japan, the MSCI Japan Index climbed but trailed the MSCI ACWI, as the country’s COVID-19 outbreaks and sluggish personal consumption proved to be obstacles. Despite these headwinds, strong corporate earnings, especially from manufacturers, made significant positive contributions to performance. Meanwhile, in the developing world, China’s stock market, as measured by the MSCI China Index, fell due to concerns about the country’s dimming economic outlook. The country’s increased regulatory scrutiny wiped out $1 trillion in stock market value of China-based companies.

Annual Report   5

Multi-Asset

Global equity markets rose sharply in 2021, thanks to strong corporate earnings, especially in the US and Europe and from the extraordinary monetary support from key central banks such as the Fed and the European Central Bank. Global interest rates were mixed during the year, increasing in the first quarter, falling in the second and remaining volatile in the third and fourth quarter. The yield on the benchmark US 10-year Treasury note ended the year at 1.51%, with a range for 2021 of 0.91% to 1.75%, with both the high and the low occurring in the first quarter. Inflationary pressure increased in the latter part of the year. Across the Atlantic, the yield on the 10-year German Bund, Europe’s principal safe haven asset, ended the year at -0.17%, with a range for 2021 of -0.57% to -0.08%.

PORTFOLIO PERFORMANCE

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2021, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 7.05%, while Open Shares posted a total return of 6.78%, as compared with the 4.12% return for the ICE BofA ML US Convertible ex Mandatory® Index and the 3.65% return for the HFRX Global Hedge Fund® Index.

During the year, a supportive backdrop for credit, which was reflected by credit spread tightening throughout most of the year, helped convertible bonds and overall Portfolio performance. Volatility-sensitive convertibles, benefitted from elevated levels of market volatility at the start of the year and several spikes in realized volatility, particularly throughout the third and fourth quarters of the year. Special situation activity, whereby the Portfolio exited convertible securities via non-traditional, negotiated exits, also benefitted the Portfolio. The primary issuance market followed up a record year in 2020 with $148 billion of new issuances globally in 2021.

In contrast, declining equity market volatility, particularly throughout the end of the first quarter and second quarter of the

6   Annual Report

year (equity volatility reached year-to-date lows in June), detracted from performance. Basis cheapening, which occurs when hedges do not fully offset mark-to-market declines on long convertible bond positions, also hurt performance, mainly in the second quarter. After the historic surge in new debt issuances observed in the first quarter, investors became motivated sellers, and inflation concerns weighed on secondary valuations over this period.

Derivatives, including portfolio-level hedges, like options on index ETFs; swap agreements; forward foreign currency contracts; and both purchased and written options were a small, positive contributor to Portfolio returns.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2021, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of 12.17%, while Open Shares posted a total return of 11.78%, as compared with the 21.82% return for the MSCI World Index and 13.21% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

An average overweight over the year (compared to the benchmark) to equity versus fixed income contributed positively to relative performance, as equities significantly outperformed fixed income during 2021. Stock selection in the information technology sector also boosted relative performance, as did lower-than-benchmark exposure to bonds in the Eurozone and the United Kingdom.

Stock selection in the materials sector detracted, as did higher-than-benchmark exposure to Canada, Australia, New Zealand, and Singapore within fixed income.

Derivatives, in the form of forward currency contracts, were used for foreign currency hedging purposes only. This hedging activity marginally detracted from overall performance during the year.

Annual Report   7

Lazard Opportunistic Strategies Portfolio

For the year ended December 31, 2021, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 12.96%, while Open Shares posted a total return of 12.55%, as compared with the 21.82% return for the MSCI World Index and 12.08% return for the Global Asset Allocation Blended Index.

The Portfolio’s investments are generally grouped by the Portfolio management team into the following three categories: trending, diversifying and contrarian. The Portfolio management team makes allocation changes based on a forward-looking assessment of capital markets using a risk/reward analysis.

Trending investments, which represented 54% of the Portfolio at the end of the period and returned 21.78%, outperformed the Global Asset Allocation Blended Index and were relatively in line with the MSCI World Index. Positions in US large cap, healthcare and industrials sectors contributed to performance, while exposure to US crude oil futures contracts through the United States Oil Fund and companies in Latin America through iShares Latin America 40 ETF detracted from performance.

Contrarian investments, which represented 21% of the Portfolio at the end of the period and returned 14.31%, outperformed the Global Asset Allocation Blended Index and underperformed the MSCI World Index. Exposure to value stocks within the segment contributed to performance, while companies domiciled in Japan contributed the least.

Diversifying investments, which represented 26% of the Portfolio at the end of the period and returned 3%, outperformed US fixed income, as represented by the Bloomberg Barclays US Aggregate Index and underperformed the Global Asset Allocation Blended Index. Exposure to US consumer staples stock contributed to performance, while positions in intermediate term treasury bonds and intermediate term corporate bonds detracted from performance.

8   Annual Report

Lazard Real Assets Portfolio

For the year ended December 31, 2021, the Lazard Real Assets Portfolio’s Institutional Shares posted a total return of 22.25%, while Open Shares posted a total return of 21.93%, as compared with the 19.32% return for the Real Assets Custom Index and the 21.82% return for the MSCI World Index.

Listed infrastructure stocks contributed to performance. Operators of electricity and gas respectively, National Grid and Consolidated Edison, were among the top contributors. By contrast, toll road operator Transurban and satellite operator SES hurt performance.

Real estate performance added value, aided by US REITs Prologis and American Tower Corporation. Meanwhile, German REIT Vonovia and Chinese REIT Logan Group detracted from returns.

The Portfolio’s commodities allocation was the strongest contributor to relative performance, primarily driven by exposure to natural gas, crude oil, corn, and soybean oil futures. Conversely, gold, silver, and soybean meal detracted. Commodity-related equities had favorable performance but a more muted contribution due to a lower weight relative to futures throughout the period.

The Portfolio used forward currency contracts for hedging purposes. The impact of these instruments added value during the period. The Portfolio used futures and total return swaps to gain commodities exposure. The combined contribution of these instruments was positive for the Portfolio during the period.

Annual Report   9

The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares and Open Shares, and the indexes shown below.

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, the ICE BofAML U.S. Convertible ex Mandatory® Index and the HFRX Global Hedge Fund® Index*

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Year	Since Inception	†
Institutional Shares	7.05%	5.62%	4.26%
Open Shares	6.78%	5.36%	4.00%
ICE BofAML U.S. Convertible ex Mandatory Index	4.12%	17.75%	13.72%
HFRX Global Hedge Fund Index	3.65%	3.52%	2.32%

†	The inception date for the Portfolio was December 31, 2014.

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Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, the MSCI® World Index and GDMA Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Year	Since Inception	†
Institutional Shares	12.17%	8.57%	7.72%
Open Shares	11.78%	8.26%	7.41%
MSCI World Index	21.82%	15.03%	14.43%
GDMA Index	7.92%	9.33%	8.49%
†	The inception date for the Portfolio was May 27, 2016.

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Year	Ten Year
Institutional Shares	12.96%	7.91%	6.61%
Open Shares	12.55%	7.61%	6.25%
MSCI World Index	21.82%	15.03%	12.70%
Global Asset Allocation Blended Index	12.08%	10.78%	8.98%

Annual Report   11

Lazard Real Assets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets Portfolio, MSCI World Index and Real Assets Index, Real Assets Custom Index and Real Assets Linked Custom Index

Average Annual Total Returns

Periods Ended December 31, 2021

	One Year	Five Year	Since Inception	†
Institutional Shares	21.60%	7.61%	7.60%
Open Shares	21.28%	N/A	7.30%
MSCI World Index	21.82%	15.03%	15.03% (Institutional Shares) 14.76% (Open Shares)
Real Assets Index	23.73%	8.11%	8.11% (Institutional Shares) 8.10% (Open Shares)
Real Assets Custom Index	19.32%	8.76%	8.76% (Institutional Shares) 8.70% (Open Shares)
Real Assets Linked Custom Index	23.73%	9.62%	9.62% (Institutional Shares) 9.56 (Open Shares)
†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing

12   Annual Report

agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights. For the Lazard Enhanced Opportunity Portfolio, a voluntary reimbursement by State Street increased the total return ratio by 0.11%, for year ended December 31, 2021 and 0.49% for year ended December 31, 2017.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

The performance of Institutional Shares, Open Shares and R6 Shares, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Portfolio Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Global Aggregate® Index and is rebalanced monthly. The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and sovereign debt.

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including US Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year.

The Real Assets Index is an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure USD Hedged Index, 33.3% MSCI ACWI IMI Core Real Estate Index, and 33.3% Bloomberg Barclays Commodity Total Return Index. The Real Assets Index was constructed by the Investment Manager for comparison to the performance of the Lazard Real Assets Portfolio pursuant to its investment strategy effective September 1, 2020. The Real Assets Index will replace the Real Assets Custom Index, which was created by the Investment Manager for comparison to the Portfolio’s performance pursuant to its investment strategy prior to September 1, 2020.

Annual Report   13

The Real Assets Custom Index is an unmanaged index created by the Investment Manager, and is comprised of 20% MSCI World Index, 20% MSCI World Core Infrastructure USD Hedged Index (the “Infrastructure Index”), 20% MSCI ACWI IMI Core Real Estate Index, 20% Bloomberg Commodity Total Return Index and 20% Bloomberg Barclays World Government Inflation-Linked 1–10 Year USD Hedged Index. The Infrastructure Index captures large and mid-cap securities across the 23 developed market countries of the MSCI World Index and is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that the Investment Manager invests in a range of companies globally, not specifically developed markets countries. The MSCI ACWI IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 27 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Indices (the “BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. The Bloomberg Barclays World Government Inflation-Linked Bond 1–10 Year Index measures the performance of investment grade, government inflation-linked debt from 12 different developed market countries.

The Real Assets Linked Custom Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Real Assets Custom Index for periods through August 31, 2020 (after which the Portfolio’s investment strategy changed) and the Real Assets Index for periods thereafter.

The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

14   Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2021 through December 31, 2021 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report   15

Portfolio	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21	*	Annualized Expense Ratio During Period 7/1/21 - 21/31/21

Enhanced Opportunities†
Institutional Shares
Actual	$1,000.00	$1,027.60	$8.69		1.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$8.64		1.70%
Open Shares
Actual	$1,000.00	$1,026.20	$9.04		1.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.77	$9.00		1.77%

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,057.20	$4.67		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58		0.90%
Open Shares
Actual	$1,000.00	$1,055.50	$5.96		1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85		1.15%

Opportunistic Strategies†
Institutional Shares
Actual	$1,000.00	$1,045.60	$5.77		1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70		1.12%
Open Shares
Actual	$1,000.00	$1,043.20	$7.06		1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97		1.37%

Real Assets
Institutional Shares
Actual	$1,000.00	$1,077.40	$4.19		0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08		0.80%
Open Shares
Actual	$1,000.00	$1,075.00	$5.70		1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55		1.09%
*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The expense ratios include broker expense and dividend expense on securities sold short.

16   Annual Report

The Lazard Funds, Inc. Portfolio Holdings

Presented by Asset Class/Sector December 31, 2021

	Lazard Enhanced Opportunities Portfolio
Asset Class/Sector	Long	^	Short†

Convertible Corporate Bonds
Communication Services	9.0%		—%
Consumer Discretionary	12.0		—
Consumer Staples	3.1		—
Energy	0.6		—
Financials	13.0		—
Health Care	17.8		—
Industrials	5.4		—
Information Technology	13.4		—
Materials	2.9		—
Real Estate	3.5		—
Utilities	0.6		—
Equity
Communication Services	—		–5.7
Consumer Discretionary	0.0	#	–11.6
Consumer Staples	—		–2.8
Energy	—		–0.6
Financials	0.0	#	–5.9
Health Care	0.0	#	–24.5
Industrials	—		–6.1
Information Technology	—		–13.0
Materials	—		–4.1
Real Estate	—		–3.8
Utilities	—		–1.3
US Treasury Securities	—		–20.6
Short-Term Investments	18.7		—
Total Investments	100.0%		–100.0%
^	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.
#	Amount is less than 0.05%.

Annual Report   17

Asset Class/Sector*	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets Portfolio

Equity
Communication Services	6.3%	1.0%
Consumer Discretionary	10.6	1.3
Consumer Staples	6.2	0.3
Energy	2.0	—
Financials	13.3	—
Health Care	9.7	—
Industrials	8.6	10.6
Information Technology	18.2	—
Materials	2.4	1.0
Real Estate	1.9	36.3
Utilities	1.3	16.4
Exchange Traded Funds	—	4.0
Sovereign Debt	16.5	—
US Municipal Bonds	1.2	—
US Treasury Securities	0.4	—
Short-Term Investments	1.4	29.1
Total Investments	100.0%	100.0%

	Lazard Opportunistic Strategies Portfolio
Asset Class/Sector	Long ^	Short †

Equity**
Communication Services	4.5%	—%
Consumer Discretionary	6.6	—
Consumer Staples	8.5	—
Energy	1.3	—
Financials	9.4	—
Health Care	13.7	—
Industrials	11.2	—
Information Technology	18.0	—
Materials	1.9	—
Real Estate	1.5	—
Utilities	1.5	—
Commodity	2.9	—
Fixed Income	16.9	–100.0
Short-Term Investments	2.1	—
Total Investments	100.0%	–100.0%

*	Represents percentage of total investments.
^	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.
**	Equity sector breakdown is based upon the underlying holdings of exchange- traded funds held by the Portfolio.

18   Annual Report

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2021

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.1%

China | 0.1%
Ping An Insurance (Group) Co. of China, Ltd., Class H	12,900	$92,982

Singapore | 0.0%
Singapore Exchange, Ltd. (±)	10,100	69,702

United States | 0.0%
Alder Biopharmaceuticals, Inc. (‡), (*)	3,247	2,857
Carnival Corp. (±), (*)	1,600	32,192
		35,049

Total Common Stocks (Cost $200,288)		197,733

Description	Security Currency	Principal Amount (000)	Fair Value

Convertible Corporate Bonds | 113.5%

Australia | 0.3%
Zip Co., Ltd., 0.000%, 04/23/28 (±)	AUD	800	$446,370

Austria | 0.4%
ams AG, 2.125%, 11/03/27 (±)	EUR	500	554,863

Brazil | 0.7%
GOL Equity Finance SA, 3.750%, 07/15/24 (#), (±)	USD	1,225	1,047,375

Canada | 3.5%
Aurora Cannabis, Inc., 5.500%, 02/28/24 (±)	USD	1,647	1,404,067

The accompanying notes are an integral part of these financial statements.

Annual Report   19

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Canopy Growth Corp., 4.250%, 07/15/23 (#), (±)	CAD	1,063	$783,626
Dye & Durham, Ltd., 3.750%, 03/01/26	CAD	1,062	819,460
Ivanhoe Mines, Ltd., 2.500%, 04/15/26 (±)	USD	750	1,008,750
Lithium Americas Corp., 1.750%, 01/15/27 (±)	USD	359	345,322
New Flyer Industries, Inc., 5.000%, 01/15/27	CAD	469	374,251
Osisko Gold Royalties, Ltd., 4.000%, 12/31/22	CAD	385	310,584
			5,046,060
China | 2.1%
NIO, Inc., 0.000%, 02/01/26 (±)	USD	1,858	1,619,247
Li Auto, Inc., 0.250%, 05/01/28 (#), (±)	USD	1,048	1,388,600
			3,007,847
Israel | 0.1%
Camtek, Ltd., 0.000%, 12/01/26 (±)	USD	159	168,937

Italy | 0.5%
Kaleyra, Inc., 6.125%, 06/01/26 (±)	USD	717	737,650

Netherlands | 0.5%
Pharming Group NV, 3.000%, 01/21/25 (±)	EUR	800	793,165

Saudi Arabia | 0.8%
Delivery Hero SE, 1.500%, 01/15/28 (±)	EUR	1,100	1,207,445

Singapore | 1.0%
SGX Treasury I Pte, Ltd., 0.000%, 03/01/24 (±)	EUR	1,200	1,392,840

The accompanying notes are an integral part of these financial statements.

20   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Taiwan | 0.6%
Sea, Ltd., 0.250%, 09/15/26 (±)	USD	992	$917,005
United Kingdom | 0.6%
Just Eat Takeaway.com NV, 1.250%, 04/30/26 (±)	EUR	900	916,138

United States | 102.4%
1Life Healthcare, Inc., 3.000%, 06/15/25 (±)	USD	1,088	983,334
Aerie Pharmaceuticals, Inc., 1.500%, 10/01/24 (±)	USD	805	684,250
Affirm Holdings, Inc., 0.000%, 11/15/26 (±)	USD	1,057	955,528
Air Transport Services Group, Inc., 1.125%, 10/15/24 (±)	USD	892	996,810
Airbnb, Inc., 0.000%, 03/15/26 (±)	USD	732	718,092
Alphatec Holdings, Inc., 0.750%, 08/01/26 (±)	USD	619	602,751
Alteryx, Inc., 0.500%, 08/01/24 (±)	USD	1,356	1,279,793
Amyris, Inc., 1.500%, 11/15/26 (±)	USD	1,605	1,352,212
Apollo Commercial Real Estate Finance, Inc., 4.750%, 08/23/22 (±)	USD	1,227	1,237,736
Arbor Realty Trust, Inc., 4.750%, 11/01/22 (±)	USD	1,632	1,797,715
Array Technologies, Inc., 1.000%, 12/01/28 (±)	USD	794	754,697
Atlas Air Worldwide Holdings, Inc., 2.250%, 06/01/22 (±)	USD	1,893	2,427,772
Avadel Finance Cayman, Ltd., 4.500%, 02/01/23 (±)	USD	1,501	1,596,838
Avaya Holdings Corp., 2.250%, 06/15/23 (±)	USD	1,484	1,570,814
Avid SPV LLC, 1.250%, 03/15/26 (±)	USD	961	1,503,965

The accompanying notes are an integral part of these financial statements.

Annual Report   21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Bentley Systems, Inc., 0.375%, 07/01/27 (±)	USD	805	$744,625
Beyond Meat, Inc., 0.000%, 03/15/27 (±)	USD	1,010	705,081
BioMarin Pharmaceutical, Inc., 1.250%, 05/15/27 (±)	USD	820	859,442
Blackline, Inc., 0.000%, 03/15/26 (±)	USD	1,424	1,330,016
Braemar Hotels & Resorts, Inc., 4.500%, 06/01/26 (±)	USD	499	559,545
Century Aluminum Co., 2.750%, 05/01/28 (±)	USD	632	726,168
Chegg, Inc., 0.000%, 09/01/26 (±)	USD	1,044	869,130
Cinemark Holdings, Inc., 4.500%, 08/15/25 (±)	USD	1,129	1,618,704
Coherus Biosciences, Inc., 1.500%, 04/15/26 (±)	USD	1,303	1,440,629
Collegium Pharmaceutical, Inc., 2.625%, 02/15/26 (±)	USD	1,137	1,108,575
Confluent, Inc., 0.000%, 01/15/27 (±)	USD	1,234	1,343,517
CSG Systems International, Inc., 4.250%, 03/15/36 (±)	USD	1,851	1,965,531
Cutera, Inc., 2.250%, 03/15/26 (±)	USD	1,033	1,489,483
Danimer Scientific, Inc., 3.250%, 12/15/26 (±)	USD	479	506,830
DigitalOcean Holdings, Inc., 0.000%, 12/01/26 (±)	USD	329	292,613
DISH Network Corp., 3.375%, 08/15/26 (±)	USD	884	838,963
DraftKings, Inc., 0.000%, 03/15/28 (±)	USD	127	96,266
Dynavax Technologies Corp., 2.500%, 05/15/26 (±)	USD	618	1,001,546
Encore Capital Group, Inc., 3.250%, 03/15/22 (±)	USD	394	531,408
Everbridge, Inc., 0.125%, 12/15/24 (±)	USD	309	301,468

The accompanying notes are an integral part of these financial statements.

22   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

EZCORP, Inc., 2.875%, 07/01/24 (±)	USD	1,108	$1,144,010
Fastly, Inc., 0.000%, 03/15/26 (±)	USD	1,515	1,246,088
Fisker, Inc., 2.500%, 09/15/26 (±)	USD	1,363	1,415,884
Fiverr International, Ltd., 0.000%, 11/01/25 (±)	USD	867	809,345
Fortive Corp., 0.875%, 02/15/22 (±)	USD	1,548	1,555,740
fuboTV, Inc., 3.250%, 02/15/26 (±)	USD	1,294	1,053,801
Gossamer Bio, Inc., 5.000%, 06/01/27 (±)	USD	844	827,120
Groupon, Inc., 1.125%, 03/15/26 (±)	USD	1,450	1,149,125
Guess?, Inc., 2.000%, 04/15/24 (±)	USD	1,249	1,462,111
Helix Energy Solutions Group, Inc., 6.750%, 02/15/26 (±)	USD	1,302	1,298,745
Herbalife Nutrition, Ltd., 2.625%, 03/15/24 (±)	USD	2,095	2,104,218
Hope Bancorp, Inc., 2.000%, 05/15/38 (±)	USD	2,578	2,519,995
i3 Verticals LLC, 1.000%, 02/15/25 (±)	USD	889	827,926
Innoviva, Inc., 2.125%, 01/15/23 (±)	USD	2,554	2,790,245
Inotiv, Inc., 3.250%, 10/15/27 (±)	USD	926	1,120,460
Insmed, Inc., 0.750%, 06/01/28 (±)	USD	1,395	1,518,457
Intercept Pharmaceuticals, Inc., 3.500%, 02/15/26 (±)	USD	1,374	1,495,084
Ionis Pharmaceuticals, Inc., 0.000%, 04/01/26 (±)	USD	1,053	931,273
JetBlue Airways Corp., 0.500%, 04/01/26 (±)	USD	429	402,066

The accompanying notes are an integral part of these financial statements.

Annual Report   23

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

JPMorgan Chase Bank NA, 0.000%, 12/28/23 (±)	USD	1,300	$1,288,300
Kaman Corp., 3.250%, 05/01/24 (±)	USD	1,480	1,534,760
Karyopharm Therapeutics, Inc., 3.000%, 10/15/25 (±)	USD	832	680,160
KKR Real Estate Finance Trust, Inc., 6.125%, 05/15/23 (±)	USD	806	854,497
LendingTree, Inc., 0.500%, 07/15/25 (±)	USD	1,430	1,192,263
Liberty Broadband Corp.:
1.250%, 09/30/50 (±)	USD	2,160	2,140,560
2.750%, 09/30/50 (±)	USD	2,267	2,302,105
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	1,218	919,242
3.750%, 02/15/30 (±)	USD	1,851	1,414,032
Liberty Media Corp.:
2.125%, 03/31/48 (±)	USD	2,009	2,083,333
2.750%, 12/01/49 (±)	USD	1,911	1,971,196
Ligand Pharmaceuticals, Inc., 0.750%, 05/15/23 (±)	USD	1,121	1,121,701
Lucid Group, Inc., 1.250%, 12/15/26 (±)	USD	1,005	994,649
Luminar Technologies, Inc., 1.250%, 12/15/26 (±)	USD	337	358,905
Magnite, Inc., 0.250%, 03/15/26 (±)	USD	2,012	1,579,420
Mandiant, Inc., 0.875%, 06/01/24 (±)	USD	1,331	1,390,895
MannKind Corp., 2.500%, 03/01/26 (±)	USD	1,213	1,363,100
Mesa Laboratories, Inc., 1.375%, 08/15/25 (±)	USD	658	841,450
MicroStrategy, Inc., 0.000%, 02/15/27 (±)	USD	660	479,358
Mitek Systems, Inc., 0.750%, 02/01/26 (±)	USD	1,033	1,135,530
MP Materials Corp., 0.250%, 04/01/26 (±)	USD	1,297	1,643,947

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

NanoString Technologies, Inc., 2.625%, 03/01/25	USD	211	$252,013
NCL Corp., Ltd., 1.125%, 02/15/27 (±)	USD	1,831	1,723,520
Nutanix, Inc., 0.250%, 10/01/27 (±)	USD	1,206	1,103,490
NuVasive, Inc.:
1.000%, 06/01/23 (±)	USD	2,111	2,121,555
0.375%, 03/15/25 (±)	USD	621	598,489
Omeros Corp., 5.250%, 02/15/26 (±)	USD	1,003	742,783
Opendoor Technologies, Inc., 0.250%, 08/15/26 (±)	USD	1,363	1,419,224
OSI Systems, Inc., 1.250%, 09/01/22 (±)	USD	1,618	1,661,611
Pacira BioSciences, Inc., 0.750%, 08/01/25 (±)	USD	618	686,366
PAR Technology Corp., 1.500%, 10/15/27 (±)	USD	898	905,296
Patrick Industries, Inc., 1.000%, 02/01/23 (±)	USD	899	1,001,261
Pebblebrook Hotel Trust, 1.750%, 12/15/26 (±)	USD	1,591	1,759,884
Peloton Interactive, Inc., 0.000%, 02/15/26 (±)	USD	126	107,415
PennyMac Corp.:
5.500%, 11/01/24 (±)	USD	1,235	1,239,631
5.500%, 03/15/26 (±)	USD	1,630	1,597,400
PetIQ, Inc., 4.000%, 06/01/26 (±)	USD	694	813,563
Porch Group, Inc., 0.750%, 09/15/26 (±)	USD	1,048	1,004,822
PRA Group, Inc., 3.500%, 06/01/23 (±)	USD	1,831	2,141,126
Pure Storage, Inc., 0.125%, 04/15/23 (±)	USD	326	436,025
Radius Global Infrastructure, Inc., 2.500%, 09/15/26 (±)	USD	1,142	1,144,040

The accompanying notes are an integral part of these financial statements.

Annual Report   25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Rapid7, Inc., 0.250%, 03/15/27 (±)	USD	803	$1,038,921
Realogy Group LLC, 0.250%, 06/15/26 (±)	USD	893	883,582
Redfin Corp., 0.500%, 04/01/27 (±)	USD	1,424	1,162,126
Redwood Trust, Inc., 4.750%, 08/15/23 (±)	USD	2,114	2,178,741
Revance Therapeutics, Inc., 1.750%, 02/15/27 (±)	USD	1,455	1,284,947
RingCentral, Inc., 0.000%, 03/01/25 (±)	USD	701	662,066
Royal Caribbean Cruises, Ltd., 2.875%, 11/15/23 (±)	USD	1,485	1,756,755
Shift Technologies, Inc., 4.750%, 05/15/26 (±)	USD	1,089	881,809
SmileDirectClub, Inc., 0.000%, 02/01/26 (±)	USD	1,272	496,843
SoFi Technologies, Inc., 0.010%, 10/15/26 (±)	USD	1,044	1,083,202
Spirit Airlines, Inc., 1.000%, 05/15/26 (±)	USD	986	854,902
Splunk, Inc., 1.125%, 06/15/27 (±)	USD	1,305	1,223,438
Starwood Property Trust, Inc., 4.375%, 04/01/23 (±)	USD	1,176	1,237,034
Stride, Inc., 1.125%, 09/01/27 (±)	USD	1,176	1,149,978
Summit Hotel Properties, Inc., 1.500%, 02/15/26 (±)	USD	1,250	1,310,000
Sunnova Energy International, Inc., 0.250%, 12/01/26 (±)	USD	1,256	1,306,303
SunPower Corp., 4.000%, 01/15/23 (±)	USD	861	1,004,399
Tabula Rasa HealthCare, Inc., 1.750%, 02/15/26 (±)	USD	702	583,573
TechTarget, Inc., 0.000%, 12/15/26 (±)	USD	617	616,260

The accompanying notes are an integral part of these financial statements.

26   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

The Beauty Health Co., 1.250%, 10/01/26 (±)	USD	933	$992,809
The Chefs’ Warehouse, Inc.:
1.875%, 12/01/24 (±)	USD	532	568,908
1.875%, 12/01/24 (#), (±)	USD	1,938	2,072,449
The Greenbrier Cos., Inc., 2.875%, 04/15/28 (±)	USD	1,449	1,583,032
The Marcus Corp., 5.000%, 09/15/25 (±)	USD	718	1,318,427
Two Harbors Investment Corp., 6.250%, 01/15/26 (±)	USD	1,187	1,201,838
Upstart Holdings, Inc., 0.250%, 08/15/26 (±)	USD	865	830,400
Upwork, Inc., 0.250%, 08/15/26 (±)	USD	528	486,287
Varex Imaging Corp., 4.000%, 06/01/25 (±)	USD	1,307	2,177,789
Veritone, Inc., 1.750%, 11/15/26 (±)	USD	603	578,316
Vishay Intertechnology, Inc., 2.250%, 06/15/25 (±)	USD	1,547	1,603,156
Vroom, Inc., 0.750%, 07/01/26 (±)	USD	1,359	856,170
Wayfair, Inc., 0.625%, 10/01/25 (±)	USD	1,569	1,434,419
Zogenix, Inc., 2.750%, 10/01/27 (±)	USD	1,458	1,443,857
			150,075,193
Total Convertible Corporate Bonds (Cost $171,350,301)			166,310,888

The accompanying notes are an integral part of these financial statements.

Annual Report   27

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Purchased Options | 0.0%

Call
Amyris, Inc., Expires 03/18/22	MSC	110	$10	$11,000	$1,980
Avaya Holdings, Corp., Expires 01/21/22	MSC	20	22.5	2,000	500
Carnival Corp., Expires 01/21/22	MSC	8	30	800	8
Cinemark Holdings, Inc., Expires 01/21/22	MSC	15	25	1,500	30
Gol Linhas Aereas Inteligentes SA, Expires 01/21/22	MSC	23	9	2,300	115
Helix Energy Solutions Group, Inc., Expires 02/18/22	MSC	79	4	7,900	1,106
Norwegian Cruise Line Holdings, Ltd., Expires 02/18/22	MSC	120	27.5	12,000	2,520
Norwegian Cruise Line Holdings, Ltd., Expires 01/21/22	MSC	76	32.5	7,600	76
Royal Caribbean Cruises, Ltd., Expires 02/18/22	MSC	20	80	2,000	8,320
Spirit Airlines, Inc., Expires 01/21/22	MSC	8	30	800	24
Sunpower Corp., Expires 01/21/22	MSC	20	22	2,000	1,540
Sunpower Corp., Expires 01/21/22	MSC	20	23	2,000	1,120
Upstart Holdings, Inc., Expires 02/18/22	MSC	4	200	400	2,312

Put
American Airlines Group, Inc., Expires 01/20/23	MSC	7	10	700	420
Cinemark Holdings, Inc., Expires 01/21/22	MSC	33	10	3,300	165

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

iShares Russell 2000 ETF, Expires 01/21/22	MSC	126	$210	$12,600	$13,860

Total Purchased Options (Cost $75,929)					34,096

Description	Shares	Fair Value

Short-Term Investments | 26.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $38,250,299)	38,250,299	$38,250,299

Total Investments excluding Securities Sold Short | 139.7% (Cost $209,876,817)		$204,793,016

The accompanying notes are an integral part of these financial statements.

Annual Report   29

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Securities Sold Short | (42.8)%

Common Stocks | (34.0)%

Australia | (0.1)%
Zip Co., Ltd.	(22,985)	$(72,472)

Austria | (0.1)%
ams AG	(8,378)	(151,557)

Brazil | 0.0%
Gol Linhas Aereas Inteligentes SA ADR	(8,249)	(49,907)

Canada | (0.8)%
Canopy Growth Corp.	(2,030)	(17,717)
Dye & Durham, Ltd.	(6,012)	(213,304)
Ivanhoe Mines, Ltd., Class A	(75,958)	(619,698)
Lithium Americas Corp.	(5,116)	(148,978)
NFI Group, Inc.	(6,101)	(97,716)
Osisko Gold Royalties, Ltd.	(1,296)	(15,860)
Pretium Resources, Inc.	(578)	(8,144)
		(1,121,417)
China | (0.8)%
Li Auto, Inc. ADR	(29,931)	(960,785)
NIO, Inc. ADR	(5,650)	(178,992)
		(1,139,777)
Israel | (0.1)%
Camtek, Ltd.	(1,926)	(88,673)

Italy | (0.1)%
Kaleyra, Inc.	(13,058)	(131,102)

Netherlands | 0.0%
Pharming Group NV	(57,600)	(50,534)

Saudi Arabia | (0.3)%
Delivery Hero SE	(4,299)	(479,971)

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Taiwan | (0.1)%
Sea, Ltd. ADR	(785)	$(175,612)

United Kingdom | (0.1)%
Just Eat Takeaway.com NV	(1,668)	(89,975)

United States | (31.5)%
1Life Healthcare, Inc.	(7,569)	(132,987)
Aerie Pharmaceuticals, Inc.	(6,425)	(45,103)
Affirm Holdings, Inc.	(2,742)	(275,736)
Air Transport Services Group, Inc.	(17,357)	(509,949)
Airbnb, Inc., Class A	(695)	(115,711)
Alphatec Holdings, Inc.	(22,180)	(253,517)
Alteryx, Inc., Class A	(849)	(51,364)
Amyris, Inc.	(75,612)	(409,061)
Arbor Realty Trust, Inc. REIT	(13,823)	(253,237)
Array Technologies, Inc.	(25,508)	(400,221)
Atlas Air Worldwide Holdings, Inc.	(23,787)	(2,238,832)
Avadel Pharmaceuticals PLC ADR	(68,564)	(553,997)
Avaya Holdings Corp.	(19,735)	(390,753)
Avid Bioservices, Inc.	(38,642)	(1,127,574)
Bentley Systems, Inc., Class B	(1,512)	(73,075)
Beyond Meat, Inc.	(1,389)	(90,507)
BioMarin Pharmaceutical, Inc.	(1,803)	(159,295)
Blackline, Inc.	(3,866)	(400,286)
Braemar Hotels & Resorts, Inc. REIT	(49,691)	(253,424)
Century Aluminum Co.	(27,673)	(458,265)
Charter Communications, Inc., Class A	(899)	(586,121)
Chegg, Inc.	(971)	(29,810)
Cinemark Holdings, Inc.	(42,978)	(692,805)
Coherus Biosciences, Inc.	(49,703)	(793,260)
Collegium Pharmaceutical, Inc.	(24,972)	(466,477)
Confluent, Inc. Class A	(9,000)	(686,160)
CSG Systems International, Inc.	(6,857)	(395,100)
Cutera, Inc.	(25,832)	(1,067,378)
Danimer Scientific, Inc.	(31,419)	(267,690)
DigitalOcean Holdings, Inc.	(1,048)	(84,186)
DISH Network Corp., Class A	(5,465)	(177,285)
DraftKings, Inc., Class A	(663)	(18,213)

The accompanying notes are an integral part of these financial statements.

Annual Report   31

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Dynavax Technologies Corp.	(51,047)	$(718,231)
Encore Capital Group, Inc.	(8,604)	(534,394)
Everbridge, Inc.	(1,288)	(86,721)
EZCORP, Inc. Class A	(52,753)	(388,790)
Fastly, Inc., Class A	(6,108)	(216,529)
Fisker, Inc.	(39,041)	(614,115)
Fiverr International, Ltd.	(2,323)	(264,125)
fuboTV, Inc.	(10,109)	(156,892)
Gossamer Bio, Inc.	(48,481)	(548,320)
Groupon, Inc.	(9,444)	(218,723)
Guess?, Inc.	(6,082)	(144,022)
Helix Energy Solutions Group, Inc.	(119,742)	(373,595)
Herbalife Nutrition, Ltd.	(9,168)	(375,246)
I3 Verticals, Inc., Class A	(9,870)	(224,937)
Innoviva, Inc.	(57,438)	(990,806)
Inotiv, Inc.	(16,127)	(678,463)
Insmed, Inc.	(32,963)	(897,912)
Intercept Pharmaceuticals, Inc.	(55,780)	(908,656)
Ionis Pharmaceuticals, Inc.	(6,981)	(212,432)
JetBlue Airways Corp.	(5,299)	(75,458)
Karyopharm Therapeutics, Inc.	(33,292)	(214,068)
KKR Real Estate Finance Trust, Inc. REIT	(2,222)	(46,284)
LendingTree, Inc.	(764)	(93,666)
Ligand Pharmaceuticals, Inc.	(1,175)	(181,491)
Lucid Group, Inc.	(13,046)	(496,400)
Luminar Technologies, Inc.	(13,341)	(225,596)
Magnite, Inc.	(11,689)	(204,558)
Mandiant, Inc.	(27,169)	(476,544)
MannKind Corp.	(177,794)	(776,960)
Mesa Laboratories, Inc.	(351)	(115,160)
MicroStrategy, Inc., Class A	(329)	(179,137)
Mitek Systems, Inc.	(36,187)	(642,319)
MP Materials Corp.	(14,926)	(677,939)
NanoString Technologies, Inc.	(2,796)	(118,075)
Norwegian Cruise Line Holdings, Ltd.	(30,031)	(622,843)
Nutanix, Inc., Class A	(10,249)	(326,533)
NuVasive, Inc.	(4,758)	(249,700)
Omeros Corp.	(41,775)	(268,613)
Opendoor Technologies, Inc. REIT	(48,975)	(715,525)

The accompanying notes are an integral part of these financial statements.

32   Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

OSI Systems, Inc.	(4,222)	$(393,490)
Pacira BioSciences, Inc.	(5,247)	(315,712)
PAR Technology Corp.	(8,263)	(436,039)
Patrick Industries, Inc.	(977)	(78,834)
Pebblebrook Hotel Trust REIT	(4,915)	(109,949)
Peloton Interactive, Inc., Class A	(63)	(2,253)
PennyMac Mortgage Investment Trust REIT	(1,425)	(24,695)
PetIQ, Inc.	(15,600)	(354,276)
Porch Group, Inc.	(27,776)	(433,028)
PRA Group, Inc.	(23,364)	(1,173,106)
Pure Storage, Inc., Class A	(8,985)	(292,462)
Radius Global Infrastructure, Inc.	(32,642)	(525,536)
Rapid7, Inc.	(6,069)	(714,261)
Realogy Holdings Corp.	(23,744)	(399,137)
Redfin Corp.	(7,960)	(305,584)
Redwood Trust, Inc.	(8,653)	(114,133)
Revance Therapeutics, Inc.	(28,643)	(467,454)
RingCentral, Inc., Class A	(638)	(119,529)
Royal Caribbean Cruises, Ltd.	(11,549)	(888,118)
Shift Technologies, Inc.	(91,485)	(311,964)
Sirius XM Holdings, Inc.	(12,034)	(76,416)
SmileDirectClub, Inc.	(69,726)	(163,856)
SoFi Technologies, Inc.	(31,364)	(495,865)
Spirit Airlines, Inc.	(7,715)	(168,573)
Splunk, Inc.	(797)	(92,229)
Starwood Property Trust, Inc. REIT	(8,318)	(202,127)
Stride, Inc.	(14,716)	(490,484)
Summit Hotel Properties, Inc. REIT	(64,158)	(626,182)
Sunnova Energy International, Inc.	(28,938)	(807,949)
SunPower Corp.	(20,883)	(435,828)
Tabula Rasa HealthCare, Inc.	(3,500)	(52,500)
TechTarget, Inc.	(3,031)	(289,945)
The Beauty Health Co.	(8,185)	(197,750)
The Chefs’ Warehouse, Inc.	(32,878)	(1,094,837)
The Greenbrier Cos., Inc.	(2,456)	(112,706)
The Marcus Corp.	(58,628)	(1,047,096)
Upstart Holdings, Inc.	(1,798)	(272,037)
Upwork, Inc.	(4,818)	(164,583)
Varex Imaging Corp.	(55,651)	(1,755,789)

The accompanying notes are an integral part of these financial statements.

Annual Report   33

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Veritone, Inc.	(10,775)	$(242,222)
Vishay Intertechnology, Inc.	(7,222)	(157,945)
Vroom, Inc.	(11,004)	(118,733)
Wayfair, Inc., Class A	(1,596)	(303,192)
Zogenix, Inc.	(42,983)	(698,474)
		(46,244,035)

Total Common Stock (Proceeds $53,189,810)		(49,795,032)

Description	Security Currency	Principal Amount (000)	Fair Value

US Treasury Securities | (8.8)%

United States | (8.8)%
U.S. Treasury Bills 0.000%, 01/25/22	USD	(11,745,000)	$(11,744,865)
U.S. Treasury Note 1.375%, 11/15/31	USD	(1,200,000)	(1,184,813)
(Proceeds $12,936,897)			(12,929,678)

Total Securities Sold Short (Proceeds $66,126,707)			(62,724,710)

Total Investments | 96.9% (Cost and short proceeds $143,750,110) (»)			142,068,306

Cash and Other Assets in Excess of Liabilities | 3.1%			4,542,742

Net Assets | 100.0%			$146,611,048

The accompanying notes are an integral part of these financial statements.

34   Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Depreciation

USD	1,062,995	AUD	1,486,000	SSB	03/24/22	$18,366
USD	1,695,439	CAD	2,173,000	SSB	03/24/22	22,102
USD	3,635,902	EUR	3,214,000	SSB	03/24/22	29,309
Total gross unrealized depreciation on Forward Currency Contracts						$69,777

Written Options open at December 31, 2021:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
Amyris, Inc.	MSC	10	$6.00	03/18/22	$1000	$577	$(1,350)
Carnival Corp.	MSC	3	22.50	01/21/22	300	309	(780)
Cinemark Holdings, Inc.	MSC	15	15.00	01/21/22	1500	1,276	(750)
Gol Linhas Aereas Inteligentes SA	MSC	23	7.00	01/21/22	2300	1,179	(2,645)
iShares Russell 2000 ETF	MSC	126	195.00	01/21/22	12600	5,805	(3,402)
Norwegian Cruise Line Holdings, Ltd.	MSC	19	20.00	02/18/22	1900	1,876	(2,489)
Royal Caribbean Cruises, Ltd.	MSC	20	65.00	02/18/22	2000	7,590	(3,240)
SunPower Corp.	MSC	40	20.00	01/21/22	4000	5,166	(2,720)
SunPower Corp.	MSC	52	23.00	01/21/22	5200	5,164	(14,196)
Total Written Options		308				$28,942	$(31,572)

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at December 31, 2021:

Currency	Counterparty	Notional Amount	Expiration Date	Reference Entity^	Rate*	Unrealized Appreciation	Unrealized Depreciation

USD	BOA	$ 23,789	10/21/22	ApolloCommercial Real Estate Finance, Inc.	0.08%	$3,037	$—

USD	BOA	840,290	10/21/22–10/27/22	Arbor Realty Trust, Inc.	0.08	67,315	—

USD	BOA	149,009	10/21/22–10/27/22	Bentley Systems, Inc., Class B	0.08	25,526	—

USD	BOA	125,046	09/30/22	Beyond Meat, Inc.	0.08	47,636	—

USD	BOA	409,192	09/26/22–09/30/22	Cinemark Holdings, Inc.	0.08	59,082	—

USD	BOA	409,795	10/25/22	CSG Systems International, Inc.	0.08	—	55,313

USD	BOA	253,109	09/30/22	Fisker, Inc.	0.08	—	18,706

USD	BOA	58,394	09/26/22	Gol Linhas Aereas Inteligentes SA ADR	0.08	15,402	—

USD	BOA	526,119	10/21/22–10/27/22	Guess?, Inc.	0.08	—	85,109

USD	BOA	168,677	09/30/22–10/27/22	Hope Bancorp, Inc.	0.08	—	2,826

USD	BOA	82,501	09/30/22	Kaleyra, Inc.	0.08	7,251	—

USD	BOA	260,280	09/26/22–10/27/22	KKR Real Estate Finance Trust, Inc. REIT	0.08	14,047	—

USD	BOA	471,194	09/26/22–10/27/22	Mesa Laboratories, Inc.	0.08	—	26,847

USD	BOA	282,571	09/30/22	MP Materials Corp.	0.08	—	115,672

USD	BOA	350,743	10/25/22	Patrick Industries, Inc.	0.08	—	5,665

USD	BOA	889,931	09/26/22–10/21/22	Pebblebrook Hotel Trust REIT	0.08	11,515	—

USD	BOA	540,020	10/21/22–10/27/22	PennyMac Mortgage Investment Trust REIT	0.08	69,388	—

USD	BOA	140,467	09/26/22–10/21/22	Redwood Trust, Inc.	0.08	—	2,966

USD	BOA	888,954	09/26/22–10/21/22	Sirius XM holdings, Inc.	0.08	—	37,874

USD	BOA	141,921	10/21/22–10/27/22	Starwood Property Trust, Inc.	0.08	5,508	—

The accompanying notes are an integral part of these financial statements.

36   Annual Report

Lazard Enhanced Opportunities Portfolio (concluded)

Total Return Swap Agreements open at December 31, 2021:

Currency	Counterparty	Notional Amount	Expiration Date	Reference Entity^	Rate*	Unrealized Appreciation	Unrealized Depreciation

USD	BOA	$313,869	09/30/22	The Beauty Health Co.	0.08%	$21,847	$—

USD	BOA	703,515	9/26/22–10/21/22	The Greenbrier Cos., Inc.	0.08	—	9,340

USD	BOA	311,301	09/26/22–10/21/22	Two Harbors Investment Corp.	0.08	35,446	—

USD	BOA	151,336	09/26/22–11/01/22	Vishay Intertechnology, Inc.	0.08	—	14,985
Total gross unrealized appreciation/depreciation on Total Return Swap Agreements						$383,000	$375,303

^	The Portfolio receives depreciation of the referenced entity
*	The Portfolio pays appreciation and dividends, as well as financing charges at the referenced rate

The accompanying notes are an integral part of these financial statements.

Annual Report   37

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 62.0%

Australia | 1.1%
Charter Hall Long Wale REIT	901	$3,311
CSL, Ltd.	100	21,176
Dexus REIT	7,896	63,900
Fortescue Metals Group, Ltd.	1,450	20,347
Healius, Ltd.	2,928	11,252
Rio Tinto PLC	341	22,483
Rio Tinto, Ltd.	226	16,512
Shopping Centres Australasia Property Group REIT	1,517	3,279
Sonic Healthcare, Ltd.	708	24,049
The GPT Group REIT	2,773	10,938
		197,247

Belgium | 0.1%
Ageas SA	71	3,681
Proximus SADP	200	3,900
UCB SA	26	2,971
Warehouses De Pauw CVA REIT	152	7,301
		17,853

Canada | 2.2%
Birchcliff Energy, Ltd.	1,964	10,030
CAE, Inc. (*)	1,063	26,830
Canadian National Railway Co.	363	44,598
Canadian Natural Resources, Ltd.	257	10,859
Canadian Western Bank	500	14,348
Empire Co., Ltd., Class A	252	7,678
Gildan Activewear, Inc.	374	15,857
H&R Real Estate Investment Trust	1,139	14,632
Hydro One, Ltd.	298	7,753
Loblaw Cos., Ltd.	592	48,504
Metro, Inc.	330	17,562
Quebecor, Inc., Class B	436	9,841
Shopify, Inc., Class A (*)	8	11,015
Suncor Energy, Inc.	1,447	36,205
The Toronto-Dominion Bank	641	49,152
Thomson Reuters Corp.	118	14,111

The accompanying notes are an integral part of these financial statements.

38   Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Tourmaline Oil Corp.	1,079	$34,837
Vermilion Energy, Inc. (*)	1,443	18,138
		391,950

China | 0.5%
indie Semiconductor, Inc. Class A (*)	300	3,597
NXP Semiconductors NV	237	53,984
SITC International Holdings Co., Ltd.	7,000	25,336
		82,917

Denmark | 0.7%
AP Moller-Maersk A/S, Class B	4	14,356
Carlsberg A/S, Class B Sponsored ADR	1,332	46,247
Novo Nordisk A/S, Class B	565	63,164
		123,767

France | 1.9%
Arkema SA	83	11,707
BNP Paribas SA	852	58,868
Bureau Veritas SA ADR (*)	488	32,613
Cie de Saint-Gobain	432	30,387
Cie Generale des Etablissements Michelin SCA	55	9,016
Electricite de France SA	2,285	26,853
Hermes International	2	3,492
La Francaise des Jeux SAEM	292	12,937
Legrand SA ADR	1,421	33,195
LVMH Moet Hennessy Louis Vuitton SE ADR	247	40,879
Orange SA	745	7,981
Pernod Ricard SA Sponsored ADR	782	37,911
Societe Generale SA	720	24,724
		330,563

Germany | 1.1%
adidas AG Sponsored ADR	173	24,912
Covestro AG	283	17,463
Deutsche Bank AG (*)	2,118	26,584
Deutsche Post AG	1,243	80,008
Merck KGaA Sponsored ADR	850	44,285
		193,252

The accompanying notes are an integral part of these financial statements.

Annual Report   39

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Hong Kong | 0.2%
AIA Group, Ltd. Sponsored ADR	765	$30,848
Orient Overseas International, Ltd.	500	12,267
		43,115

Israel | 0.3%
Bank Hapoalim BM	1,269	13,068
Bank Leumi Le-Israel BM	1,656	17,794
Bezeq The Israeli Telecommunication Corp., Ltd. (*)	1,668	2,758
Perion Network, Ltd. (*)	503	12,097
ZIM Integrated Shipping Services, Ltd.	202	11,890
		57,607

Italy | 0.1%
Banco BPM SpA	3,870	11,602

Japan | 4.1%
Advance Residence Investment Corp. REIT	4	13,236
AGC, Inc.	200	9,546
Ajinomoto Co., Inc.	100	3,040
Chubu Electric Power Co., Inc.	300	3,168
CyberAgent, Inc.	500	8,321
Dai-ichi Life Holdings, Inc.	1,600	32,325
Daito Trust Construction Co., Ltd.	55	6,283
Daiwa House Industry Co., Ltd.	900	25,884
Daiwa Securities Living Investments Corp. REIT	4	4,118
DCM Holdings Co., Ltd.	300	2,778
Electric Power Development Co., Ltd.	2,900	38,499
ENEOS Holdings, Inc.	9,800	36,684
FUJIFILM Holdings Corp.	100	7,413
H.U. Group Holdings, Inc.	400	10,136
Hokkaido Electric Power Co., Inc.	1,900	8,466
Japan Post Bank Co., Ltd.	4,300	39,440
Japan Post Holdings Co., Ltd.	5,400	42,147
Japan Real Estate Investment Corp. REIT	1	5,677
KDDI Corp.	1,000	29,229
Kyushu Electric Power Co., Inc.	600	4,477
Lawson, Inc.	100	4,732
McDonald’s Holdings Co. Japan, Ltd.	300	13,275
Mitsubishi Electric Corp.	4,800	60,867

The accompanying notes are an integral part of these financial statements.

40   Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Mitsubishi UFJ Financial Group, Inc.	2,100	$11,409
Mizuho Financial Group, Inc.	2,560	32,561
NGK Spark Plug Co., Ltd.	600	10,449
Nintendo Co., Ltd. ADR	593	34,613
Nippon Express Co., Ltd. (‡)	100	6,007
Nippon Telegraph & Telephone Corp.	200	5,468
Nissan Motor Co., Ltd. (*)	1,900	9,182
Nisshinbo Holdings, Inc.	2,700	20,500
Osaka Gas Co., Ltd.	1,400	23,183
Panasonic Corp.	3,300	36,295
Rengo Co., Ltd.	400	3,025
Shimano, Inc. ADR	1,369	36,607
Softbank Corp.	700	8,852
Sumitomo Chemical Co., Ltd.	2,000	9,425
Sumitomo Mitsui Financial Group, Inc.	300	10,254
Sumitomo Mitsui Trust Holdings, Inc.	300	10,016
Sumitomo Rubber Industries, Ltd.	1,100	11,209
The Hachijuni Bank, Ltd.	900	3,073
Tohoku Electric Power Co., Inc.	800	5,687
Tokyo Gas Co., Ltd.	500	8,987
Toyota Motor Corp.	1,300	23,998
Yamazaki Baking Co., Ltd.	200	2,657
		733,198

Malta | 0.0%
Kindred Group PLC	646	7,638

Netherlands | 1.2%
ASML Holding NV	41	32,692
Eurocommercial Properties NV REIT	542	11,783
EXOR NV	161	14,331
Flow Traders	60	2,201
Royal Dutch Shell PLC, A Shares	2,126	46,648
Wolters Kluwer NV	106	12,459
Wolters Kluwer NV Sponsored ADR	726	85,770
		205,884

New Zealand | 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	131	2,938
Mainfreight, Ltd.	47	3,024
		5,962

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Norway | 0.1%
Orkla ASA	794	$7,961
Telenor ASA	174	2,738
		10,699

South Africa | 0.1%
Anglo American PLC	626	25,624

Spain | 0.2%
Corporacion Financiera Alba SA	19	1,109
Industria de Diseno Textil SA ADR	1,768	28,622
		29,731

Sweden | 1.0%
Assa Abloy AB ADR	2,062	31,487
Axfood AB	230	6,613
Epiroc AB ADR	2,901	73,192
Hexagon AB ADR	3,737	59,306
Lundin Energy AB	249	8,929
Telefonaktiebolaget LM Ericsson, B Shares	574	6,305
		185,832

Switzerland | 1.5%
ABB, Ltd. Sponsored ADR	1,394	53,209
PSP Swiss Property AG	63	7,842
Roche Holding AG	360	149,233
Swatch Group AG ADR	2,881	44,339
Swisscom AG	22	12,411
Tecan Group AG	6	3,648
		270,682
United Kingdom | 2.7%
AstraZeneca PLC	82	9,555
AstraZeneca PLC Sponsored ADR	50	2,912
Barclays PLC	10,838	27,548
BP PLC	607	2,700
Coca-Cola Europacific Partners PLC	666	37,249
Diageo PLC Sponsored ADR	438	96,421
Genus PLC	45	3,002
GlaxoSmithKline PLC	244	5,306
Howden Joinery Group PLC	271	3,298
HSBC Holdings PLC	1,030	6,233

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Imperial Brands PLC	660	$14,432
J Sainsbury PLC	1,696	6,323
Linde PLC	42	14,550
Lloyds Banking Group PLC	15,528	10,011
National Grid PLC	389	5,613
Natwest Group PLC	7,589	23,124
Prudential PLC ADR	1,027	35,360
RELX PLC Sponsored ADR	2,060	67,177
Rightmove PLC	294	3,157
Standard Chartered PLC	5,243	31,688
Unilever PLC Sponsored ADR	1,130	60,783
Virgin Money UK PLC (*)	4,429	10,648
		477,090

United States | 42.9%
Accenture PLC, Class A	350	145,092
Activision Blizzard, Inc.	61	4,058
Acushnet Holdings Corp.	58	3,079
Adobe, Inc. (*)	149	84,492
Adtalem Global Education, Inc. (*)	252	7,449
Advanced Micro Devices, Inc. (*)	262	37,702
AGCO Corp.	59	6,845
Agilent Technologies, Inc.	86	13,730
Akamai Technologies, Inc. (*)	26	3,043
Alphabet, Inc., Class A (*)	48	139,058
Alphabet, Inc., Class C (*)	49	141,786
Amazon.com, Inc. (*)	46	153,380
Amdocs, Ltd.	46	3,443
AMERCO	25	18,156
Ameren Corp.	46	4,094
American Electric Power Co., Inc.	72	6,406
American Express Co.	127	20,777
AmerisourceBergen Corp.	30	3,987
Amgen, Inc.	17	3,824
AMN Healthcare Services, Inc. (*)	48	5,872
Amphenol Corp., Class A	679	59,385
Anthem, Inc.	67	31,057
Aon PLC, Class A	364	109,404
Apple, Inc.	2,602	462,037
Applied Materials, Inc.	381	59,954

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Automatic Data Processing, Inc.	63	$15,535
AutoZone, Inc. (*)	18	37,735
Avery Dennison Corp.	145	31,403
Bank of America Corp.	1,000	44,490
Becton, Dickinson & Co.	20	5,030
Berkshire Hathaway, Inc. Class B (*)	37	11,063
Bio-Rad Laboratories, Inc., Class A (*)	5	3,778
BJ’s Wholesale Club Holdings, Inc. (*)	226	15,135
Booz Allen Hamilton Holding Corp.	108	9,157
Boston Scientific Corp. (*)	952	40,441
Bristol-Myers Squibb Co.	282	17,583
Broadcom, Inc.	80	53,233
BRP, Inc.	452	39,645
Bruker Corp.	136	11,412
Brunswick Corp.	107	10,778
Builders FirstSource, Inc. (*)	211	18,085
Cable One, Inc.	1	1,763
Cadence Design Systems, Inc. (*)	162	30,189
Caterpillar, Inc.	15	3,101
Cboe Global Markets, Inc.	260	33,904
Cerner Corp.	42	3,901
CF Industries Holdings, Inc.	56	3,964
Charter Communications, Inc., Class A (*)	70	45,638
Chemed Corp.	8	4,232
Chubb, Ltd.	20	3,866
Church & Dwight Co., Inc.	42	4,305
Churchill Downs, Inc.	40	9,636
Cigna Corp.	61	14,007
Cirrus Logic, Inc. (*)	35	3,221
Cisco Systems, Inc.	423	26,805
Citigroup, Inc.	396	23,914
Citizens Financial Group, Inc.	385	18,191
Citrix Systems, Inc.	39	3,689
Cognizant Technology Solutions Corp., Class A	718	63,701
Cohen & Steers, Inc.	150	13,876
Colgate-Palmolive Co.	250	21,335
Comcast Corp., Class A	699	35,181
Corteva, Inc.	556	26,288
CorVel Corp. (*)	16	3,328

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Costco Wholesale Corp.	55	$31,223
Coterra Energy, Inc.	994	18,886
Crowdstrike Holdings, Inc., Class A (*)	41	8,395
Crown Castle International Corp. REIT	19	3,966
Cummins, Inc.	55	11,998
Cushman & Wakefield PLC (*)	573	12,744
CVS Health Corp.	325	33,527
D.R. Horton, Inc.	58	6,290
Darden Restaurants, Inc.	71	10,695
DaVita, Inc. (*)	78	8,873
Deere & Co.	98	33,603
Devon Energy Corp.	739	32,553
Diamondback Energy, Inc.	220	23,727
Dick’s Sporting Goods, Inc.	72	8,279
Discover Financial Services	122	14,098
DocuSign, Inc. (*)	78	11,880
Dolby Laboratories, Inc., Class A	54	5,142
Dollar General Corp.	294	69,334
Domino’s Pizza, Inc.	8	4,515
Dow, Inc.	177	10,039
DTE Energy Co.	101	12,074
Electronic Arts, Inc.	22	2,902
Eli Lilly & Co.	287	79,275
EPAM Systems, Inc. (*)	33	22,059
Equitable Holdings, Inc.	234	7,673
Evergy, Inc.	85	5,832
Exlservice Holdings, Inc. (*)	32	4,633
Expedia Group, Inc. (*)	59	10,662
Extra Space Storage, Inc. REIT	28	6,348
FactSet Research Systems, Inc.	11	5,346
FedEx Corp.	38	9,828
Fidelity National Financial, Inc.	207	10,801
Flagstar Bancorp, Inc.	205	9,828
Flowers Foods, Inc.	322	8,845
FNB Corp.	883	10,711
Fortinet, Inc. (*)	65	23,361
FOX Corp., Class A	385	14,206
FOX Corp., Class B	1,099	37,663
General Mills, Inc.	123	8,288

The accompanying notes are an integral part of these financial statements.

Annual Report   45

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Gilead Sciences, Inc.	96	$6,971
Grand Canyon Education, Inc. (*)	39	3,343
Haemonetics Corp. (*)	44	2,334
HCA Healthcare, Inc.	184	47,273
Home Depot, Inc.	209	86,737
Honeywell International, Inc.	186	38,783
Hormel Foods Corp.	61	2,977
IDEXX Laboratories, Inc. (*)	118	77,698
Incyte Corp. (*)	197	14,460
Ingles Markets, Inc. Class A	45	3,885
Intel Corp.	855	44,032
Intercontinental Exchange, Inc.	663	90,678
International Game Technology PLC	325	9,396
Intuit, Inc.	119	76,543
IQVIA Holdings, Inc. (*)	423	119,345
Jack Henry & Associates, Inc.	38	6,346
James Hardie Industries PLC	446	17,951
John Wiley & Sons, Inc. Class A	72	4,123
Johnson & Johnson	709	121,289
JPMorgan Chase & Co.	133	21,061
Kellogg Co.	60	3,865
Keysight Technologies, Inc. (*)	103	21,271
Kimco Realty Corp. REIT	467	11,512
KLA Corp.	144	61,936
Laboratory Corp. of America Holdings (*)	119	37,391
Laredo Petroleum, Inc. (*)	170	10,222
Laureate Education, Inc., Class A	279	3,415
Life Storage, Inc. REIT	46	7,046
Lockheed Martin Corp.	213	75,702
Louisiana-Pacific Corp.	167	13,084
Lowe’s Cos., Inc.	348	89,951
Magnolia Oil & Gas Corp., Class A	501	9,454
Manhattan Associates, Inc. (*)	79	12,284
Markel Corp. (*)	3	3,702
Match Group, Inc. (*)	150	19,837
Matson, Inc.	44	3,961
MaxLinear, Inc. (*)	153	11,535
McDonald’s Corp.	314	84,174
MDU Resources Group, Inc.	397	12,243

The accompanying notes are an integral part of these financial statements.

46   Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Medtronic PLC	153	$15,828
Merck & Co., Inc.	43	3,296
Meta Platforms, Inc., Class A (*)	82	27,581
MetLife, Inc.	414	25,871
Mettler-Toledo International, Inc. (*)	11	18,669
Microsoft Corp.	1,330	447,306
Moderna, Inc. (*)	22	5,588
Monolithic Power Systems, Inc.	9	4,440
Moody’s Corp.	132	51,557
Motorola Solutions, Inc.	380	103,246
Netflix, Inc. (*)	72	43,376
Neurocrine Biosciences, Inc. (*)	45	3,833
New Jersey Resources Corp.	81	3,326
NewMarket Corp.	8	2,742
News Corp. Class A	963	21,485
NIKE, Inc., Class B	331	55,168
Northrop Grumman Corp.	10	3,871
NRG Energy, Inc.	410	17,663
Nucor Corp.	299	34,131
NVIDIA Corp.	447	131,467
Old Dominion Freight Line, Inc.	128	45,873
Omnicom Group, Inc.	69	5,056
Oracle Corp.	309	26,948
OSI Systems, Inc. (*)	31	2,889
Ovintiv, Inc.	319	10,750
Owens Corning	100	9,050
Paychex, Inc.	309	42,178
Paycom Software, Inc. (*)	21	8,719
PennyMac Financial Services, Inc.	517	36,076
PepsiCo, Inc.	212	36,826
Piedmont Office Realty Trust, Inc. REIT, Class A	553	10,164
Portland General Electric Co.	55	2,911
Premier, Inc., Class A	92	3,788
PTC, Inc. (*)	360	43,614
Public Storage REIT	29	10,862
QUALCOMM, Inc.	431	78,817
Quest Diagnostics, Inc.	198	34,256
Quidel Corp. (*)	27	3,645
Realty Income Corp. REIT	223	15,965

The accompanying notes are an integral part of these financial statements.

Annual Report   47

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Red Rock Resorts, Inc., Class A	180	$9,902
Regions Financial Corp.	525	11,445
Republic Services, Inc.	366	51,039
ResMed, Inc.	21	5,470
Rockwell Automation, Inc.	146	50,932
Roku, Inc. (*)	24	5,477
Ross Stores, Inc.	118	13,485
RPM International, Inc.	95	9,595
S&P Global, Inc.	158	74,565
SBA Communications Corp. REIT	22	8,558
Service Corp. International	182	12,920
ServiceNow, Inc. (*)	21	13,631
Sirius XM Holdings, Inc.	504	3,200
SLM Corp.	1,282	25,217
Southwest Gas Holdings, Inc. (*)	72	5,044
Starbucks Corp.	45	5,264
State Street Corp.	316	29,388
Synopsys, Inc. (*)	329	121,236
Target Corp.	251	58,091
Teradyne, Inc.	80	13,082
Tesla, Inc. (*)	139	146,892
Texas Instruments, Inc.	320	60,310
Texas Pacific Land Corp.	6	7,493
The Allstate Corp.	77	9,059
The Bank of New York Mellon Corp.	182	10,571
The Charles Schwab Corp.	632	53,151
The Coca-Cola Co.	1,422	84,197
The Hartford Financial Services Group, Inc.	55	3,797
The Hershey Co.	141	27,279
The Interpublic Group of Cos., Inc.	93	3,483
The J.M. Smucker Co.	25	3,395
The Kroger Co.	77	3,485
The Mosaic Co.	329	12,926
The New York Times Co. Class A	61	2,946
The Procter & Gamble Co.	592	96,839
The TJX Cos., Inc.	45	3,416
Thermo Fisher Scientific, Inc.	190	126,776
TopBuild Corp. (*)	100	27,591
Tractor Supply Co.	130	31,018

The accompanying notes are an integral part of these financial statements.

48   Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Trimble, Inc. (*)	122	$10,637
Tyler Technologies, Inc. (*)	7	3,766
Tyson Foods, Inc., Class A	313	27,281
Ulta Beauty, Inc. (*)	57	23,503
United Parcel Service, Inc., Class B	84	18,005
United Therapeutics Corp. (*)	28	6,050
UnitedHealth Group, Inc.	181	90,887
Veeva Systems, Inc. Class A (*)	47	12,008
Verizon Communications, Inc.	2,984	155,049
Vertex Pharmaceuticals, Inc. (*)	34	7,466
Virtu Financial, Inc., Class A	220	6,343
Visa, Inc., Class A	311	67,397
Vista Outdoor, Inc. (*)	97	4,469
VMware, Inc., Class A	25	2,897
Walmart, Inc.	566	81,895
Warner Music Group Corp., Class A	566	24,440
Washington Federal, Inc.	88	2,937
Watts Water Technologies, Inc., Class A	27	5,243
WD-40 Co.	29	7,095
WEC Energy Group, Inc.	52	5,048
Westlake Chemical Corp.	514	49,925
Williams-Sonoma, Inc.	78	13,192
ZipRecruiter, Inc., Class A (*)	100	2,494
Zoetis, Inc.	439	107,129
		7,654,712

Total Common Stocks (Cost $7,740,372)		11,056,925
Preferred Stocks | 0.1%
Germany | 0.1%
Volkswagen AG (Cost $19,703)	83	16,773

The accompanying notes are an integral part of these financial statements.

Annual Report   49

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 12.7%

Canada | 0.5%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	90	$88,109

Germany | 0.4%
Daimler AG, 0.750%, 09/10/30	EUR	65	76,030

Netherlands | 0.7%
ING Groep NV MTN, 1.125% (SONIA + 0.905%), 12/07/28 (§)	GBP	100	129,955

Switzerland | 0.1%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	12	15,016

United Kingdom | 0.5%
Unilever Capital Corp., 1.375%, 09/14/30	USD	100	94,817

United States | 10.5%
Adobe, Inc., 2.300%, 02/01/30	USD	70	71,546
Alphabet, Inc., 1.100%, 08/15/30	USD	75	70,894
Amazon.com, Inc., 3.150%, 08/22/27	USD	70	75,601
American Express Co., 3.300%, 05/03/27	USD	65	69,688
Apple, Inc., 3.000%, 06/20/27	USD	70	74,996
Ball Corp., 4.875%, 03/15/26	USD	35	38,552

The accompanying notes are an integral part of these financial statements.

50   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Bank of America Corp.:
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	35	$35,253
1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	75	58,605

Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	65	64,825
Clean Harbors, Inc., 4.875%, 07/15/27	USD	35	36,050
Constellation Brands, Inc., 4.250%, 05/01/23	USD	50	52,104
DaVita, Inc., 4.625%, 06/01/30	USD	30	30,712
Dell International LLC, 5.300%, 10/01/29	USD	75	87,915
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	90	72,510
Johnson Controls International PLC, 1.750%, 09/15/30	USD	25	23,926
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	85	92,313
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	53	57,289
McDonald’s Corp., 3.125%, 03/04/25	CAD	50	41,121
Microsoft Corp., 3.500%, 11/15/42	USD	30	34,479
Morgan Stanley, 3.625%, 01/20/27	USD	70	75,891
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	USD	35	35,350
PepsiCo, Inc., 2.875%, 10/15/49	USD	30	31,455

The accompanying notes are an integral part of these financial statements.

Annual Report   51

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Pfizer,Inc., 2.625%, 04/01/30	USD	65	$68,482
Prologis LP REIT, 1.250%, 10/15/30	USD	70	65,098
Schneider Electric SE, 2.950%, 09/27/22	USD	50	50,878
Service Corp. International, 4.625%, 12/15/27	USD	35	36,531
Starbucks Corp., 4.450%, 08/15/49	USD	20	24,618
The Goldman Sachs Group,Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	70	67,114
The Home Depot,Inc., 5.875%, 12/16/36	USD	45	63,738
The Procter & Gamble Co., 1.200%, 10/29/30	USD	35	33,101
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	70	70,146
United Rentals North America,Inc., 4.875%, 01/15/28	USD	35	36,781
Verizon Communications,Inc., 3.875%, 02/08/29	USD	84	93,087
Visa,Inc., 0.750%, 08/15/27	USD	25	23,965
			1,864,614
Total Corporate Bonds (Cost $2,233,978)			2,268,541

			Fair
Description		Shares	Value

Exchange-Traded Funds | 5.1%
iShares MSCI World ETF (Cost $566,538)		6,723	$909,756

The accompanying notes are an integral part of these financial statements.

52   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Foreign Government Obligations | 13.5%

Australia | 0.8%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	100	$68,577
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	100	68,524
			137,101
Bahamas | 0.4%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	80	69,015

Canada | 1.6%
City of Vancouver, 2.900%, 11/20/25	CAD	55	45,705
Export Development Canada, 1.650%, 07/31/24	CAD	90	71,846
Province of British Columbia Canada, 3.200%, 06/18/44	CAD	35	31,477
Province of Quebec:
2.500%, 04/20/26	USD	55	57,619
1.850%, 02/13/27	CAD	105	84,168
			290,815

Chile | 1.1%
Bonos de la Tesoreria de la Republica en pesos, 2.300%, 10/01/28	CLP	85,000	82,181
Republic of Chile, 0.830%, 07/02/31	EUR	100	113,657
			195,838

Colombia | 0.2%
Republic of Colombia, 9.850%, 06/28/27	COP	136,000	36,959

Czech Republic | 1.0%
Czech Republic:
1.000%, 06/26/26	CZK	1,400	57,898
2.000%, 10/13/33	CZK	2,800	117,426
			175,324

The accompanying notes are an integral part of these financial statements.

Annual Report   53

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Hungary | 1.0%
Hungary Government Bonds:
2.750%, 12/22/26	HUF	17,990	$51,536
3.000%, 10/27/27	HUF	17,650	50,469
2.250%, 04/20/33	HUF	20,130	50,147
Hungary Government International Bond, 1.750%, 06/05/35	EUR	25	29,565
			181,717

Italy | 0.5%
Italy Buoni Poliennali Del Tesoro, 1.450%, 03/01/36	EUR	75	85,456

Mexico | 0.4%
Mexican Bonos, 7.500%, 06/03/27	MXN	1,250	61,287
United Mexican States, 6.750%, 02/06/24	GBP	5	7,516
			68,803

New Zealand | 1.7%
Housing New Zealand, Ltd. MTN, 3.420%, 10/18/28	NZD	80	56,551
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	175	119,886
1.500%, 04/20/29	NZD	165	102,932
2.000%, 04/15/37	NZD	55	31,794
			311,163

Norway | 0.6%
Oslo Kommune, 2.350%, 09/04/24	NOK	1,000	114,786

Panama | 0.6%
Republic of Panama, 8.875%, 09/30/27	USD	85	114,474

The accompanying notes are an integral part of these financial statements.

54   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Peru | 0.5%
Peru Government Bonds:
6.150%, 08/12/32	PEN	230	$57,897
3.000%, 01/15/34	USD	30	29,850
			87,747

Romania | 1.0%
Romanian Government Bonds:
4.750%, 02/24/25	RON	435	100,248
3.650%, 09/24/31	RON	225	45,589
3.875%, 10/29/35	EUR	20	24,719
			170,556

Singapore | 0.4%
Singapore Government Bond, 3.375%, 09/01/33	SGD	75	64,183

Spain | 0.5%
Spain Government Bond, 1.000%, 07/30/42	EUR	75	83,137

Thailand | 0.3%
Thailand Government Bonds, 1.585%, 12/17/35	THB	2,190	59,667

United Kingdom | 0.9%
United Kingdom Gilt:
0.875%, 07/31/33	GBP	45	59,830
1.750%, 09/07/37	GBP	45	66,012
1.500%, 07/22/47	GBP	20	29,021
			154,863

Total Foreign Government Obligations (Cost $2,528,646)			2,401,604

Quasi Government Bonds | 0.5%

Germany | 0.5%
Kreditanstalt fuer Wiederaufbau, 1.750%, 09/14/29 (Cost $92,003)	USD	90	91,438

The accompanying notes are an integral part of these financial statements.

Annual Report   55

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Supranational Bonds | 3.0%
Asian Development Bank, 2.125%, 03/19/25	USD	43	$44,505
European Investment Bank, 1.000%, 01/28/28	CAD	85	64,530
Inter-American Development Bank, 7.875%, 03/14/23	IDR	1,250,000	90,923
International Bank for Reconstruction & Development:
1.900%, 01/16/25	CAD	110	88,304
2.900%, 11/26/25	AUD	75	57,300
1.125%, 09/13/28	USD	22	21,469
International Bank for Reconstruction & Development MTN, 1.250%, 03/16/26	NOK	570	63,337
International Finance Corp.:
2.125%, 04/07/26	USD	40	41,464
1.500%, 04/15/35	AUD	102	66,606

Total Supranational Bonds (Cost $536,429)			538,438

US Municipal Bonds | 1.2%

California | 1.0%
State of California, 7.550%, 04/01/39	USD	105	175,230

New York | 0.2%
New York State Urban Development Corp., Series B, 3.900%, 03/15/33	USD	40	43,953

Total US Municipal Bonds (Cost $216,051)			219,183

The accompanying notes are an integral part of these financial statements.

56   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

US Treasury Securities | 0.4%
U.S. Treasury Bond, 1.750%, 08/15/41 (Cost $63,287)	USD	65	$63,020

			Fair
Description		Shares	Value

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $243,004)		243,004	$243,004

Total Investments | 99.9% (Cost $14,240,011) (»)			$17,808,682

Cash and Other Assets in Excess of Liabilities | 0.1%			23,895

Net Assets | 100.0%			$17,832,577

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	29,408	USD	21,100	HSB	01/20/22	$297	$—
CAD	57,739	USD	45,400	HSB	01/20/22	245	—
CAD	960,469	USD	776,956	HSB	01/20/22	—	17,673
CAD	19,759	USD	15,982	JPM	01/20/22	—	362
CAD	26,001	USD	20,949	JPM	01/20/22	—	394
CAD	31,353	USD	24,713	JPM	01/20/22	72	—
CHF	16,366	USD	17,800	HSB	01/20/22	168	—
CHF	42,211	USD	45,838	HSB	01/20/22	506	—
CLP	8,054,395	USD	9,700	CIT	01/13/22	—	257
CLP	19,558,454	USD	23,301	CIT	01/13/22	—	369
CNH	830,210	USD	129,900	HSB	01/20/22	574	—
CNH	162,021	USD	25,200	HSB	06/02/22	43	—
CNH	2,412,973	USD	373,275	HSB	06/02/22	2,666	—
CZK	143,340	USD	6,400	HSB	01/20/22	151	—
EUR	40,357	USD	46,000	CIT	01/20/22	—	39
EUR	477,379	USD	555,584	CIT	01/20/22	—	11,915
EUR	91,501	USD	106,491	HSB	01/20/22	—	2,284
EUR	295,200	USD	334,500	HSB	01/20/22	1,692	—
EUR	11,124	USD	12,600	JPM	01/20/22	69	—
EUR	57,335	USD	64,616	JPM	03/24/22	768	—
GBP	59,878	USD	79,500	HSB	01/20/22	1,546	—
GBP	108,643	USD	149,173	JPM	01/20/22	—	2,124
HUF	1,554,600	USD	4,800	HSB	01/20/22	—	16
INR	1,717,927	USD	22,972	JPM	01/28/22	29	—
JPY	17,878,240	USD	156,559	CIT	01/20/22	—	1,119
JPY	23,927,551	USD	211,100	HSB	01/20/22	—	3,066
JPY	51,626,350	USD	452,093	HSB	01/20/22	—	3,237
KRW	20,737,850	USD	17,500	JPM	01/28/22	—	73
KRW	57,139,887	USD	48,671	JPM	01/28/22	—	654
MXN	25,323	USD	1,227	JPM	01/20/22	7	—
NOK	1,010,517	USD	119,832	HSB	01/20/22	—	5,119
NZD	14,277	USD	9,700	HSB	01/20/22	76	—
PLN	37,660	USD	9,509	JPM	01/20/22	—	172
PLN	169,477	USD	42,585	JPM	01/20/22	—	565
RON	30,566	USD	7,000	HSB	01/20/22	23	—

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RON	106,435	USD	24,300	HSB	01/20/22	$156	$—
RUB	735,806	USD	10,138	JPM	01/20/22	—	346
SEK	73,204	USD	8,100	HSB	01/20/22	2	—
SEK	191,749	USD	22,283	HSB	01/20/22	—	1,060
SGD	15,410	USD	11,300	HSB	01/20/22	134	—
USD	75,352	AUD	105,433	HSB	01/20/22	—	1,360
USD	137,019	AUD	184,535	HSB	01/20/22	2,755	—
USD	498,998	CAD	616,684	CIT	01/20/22	11,489	—
USD	26,912	CAD	34,703	CIT	03/24/22	—	517
USD	156,007	CAD	199,015	HSB	01/20/22	—	1,320
USD	629,799	CAD	778,545	JPM	01/20/22	14,332	—
USD	6,991	CHF	6,443	SSB	03/24/22	—	95
USD	114,444	CLP	91,412,070	CIT	01/13/22	7,268	—
USD	61,672	CNH	399,440	HSB	01/20/22	—	1,104
USD	38,504	COP	146,911,407	HSB	05/02/22	2,865	—
USD	49,304	CZK	1,110,926	HSB	01/20/22	—	1,466
USD	52,875	CZK	1,161,482	HSB	01/20/22	—	205
USD	6,338	CZK	140,116	JPM	01/20/22	—	65
USD	54,409	CZK	1,194,546	JPM	01/20/22	—	182
USD	11,972	DKK	79,017	SSB	03/24/22	—	145
USD	50,515	EUR	43,404	CIT	01/20/22	1,083	—
USD	12,296	EUR	10,869	HSB	01/20/22	—	83
USD	23,457	EUR	20,744	HSB	01/20/22	—	168
USD	39,600	EUR	34,429	HSB	01/20/22	390	—
USD	64,258	EUR	56,873	HSB	01/20/22	—	512
USD	7,500	EUR	6,610	JPM	01/20/22	—	28
USD	23,043	EUR	20,334	JPM	01/20/22	—	115
USD	31,400	EUR	27,278	JPM	01/20/22	334	—
USD	50,111	GBP	37,773	HSB	01/20/22	—	1,015
USD	129,462	GBP	97,745	HSB	01/20/22	—	2,836
USD	12,700	GBP	9,464	JPM	01/20/22	—	109
USD	19,996	GBP	14,637	JPM	01/20/22	185	—
USD	20,077	GBP	15,181	JPM	01/20/22	—	470
USD	1,931	GBP	1,459	SSB	03/24/22	—	43
USD	43,598	HUF	14,206,272	HSB	01/20/22	—	120

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	107,180	HUF	33,289,982	JPM	01/20/22	$4,735	$—
USD	17,663	IDR	256,025,212	JPM	01/28/22	—	327
USD	27,600	JPY	3,138,106	HSB	01/20/22	316	—
USD	37,200	JPY	4,285,291	HSB	01/20/22	—	58
USD	73,249	JPY	8,320,373	JPM	03/24/22	868	—
USD	1,572	JPY	178,525	SSB	03/24/22	19	—
USD	16,766	MXN	355,224	HSB	01/20/22	—	536
USD	35,000	MXN	773,253	HSB	01/20/22	—	2,664
USD	17,761	NOK	159,745	HSB	01/20/22	—	373
USD	286,478	NOK	2,417,460	JPM	01/20/22	12,051	—
USD	27,927	NZD	41,226	HSB	01/20/22	—	304
USD	89,939	NZD	133,273	HSB	01/20/22	—	1,324
USD	93,659	NZD	132,336	HSB	01/20/22	3,037	—
USD	20,959	NZD	29,939	HSB	05/10/22	505	—
USD	42,016	NZD	59,360	JPM	01/20/22	1,367	—
USD	17,856	NZD	24,991	JPM	05/10/22	782	—
USD	39,389	PEN	158,498	CIT	02/03/22	—	267
USD	16,479	PEN	67,002	HSB	02/03/22	—	285
USD	45,336	PLN	179,550	JPM	01/20/22	819	—
USD	8,093	RON	34,771	HSB	01/20/22	103	—
USD	24,405	RON	107,117	HSB	01/20/22	—	208
USD	58,705	RON	252,384	JPM	01/20/22	714	—
USD	17,089	SGD	23,396	HSB	01/20/22	—	270
USD	18,080	SGD	24,406	JPM	01/20/22	—	29
USD	7,949	THB	266,474	HSB	01/20/22	—	27

Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$75,241	$69,474

The accompanying notes are an integral part of these financial statements.

60   Annual Report

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 100.0%

Commodity | 3.0%
Invesco DB Agriculture Fund (±)	119,798	$2,366,011

Equity Funds | 79.8%
First Trust NASDAQ Cybersecurity ETF (±)	38,599	2,037,641
Franklin FTSE Japan ETF (±)	80,286	2,358,803
Health Care Select Sector SPDR Fund (±)	40,638	5,725,488
iShares Core Dividend Growth ETF (±)	53,455	2,971,029
iShares Core MSCI EAFE ETF (±)	28,592	2,134,107
iShares Core MSCI Europe ETF (±)	38,032	2,211,941
iShares Expanded Tech Sector ETF (±)	4,597	2,018,175
iShares Expanded Tech-Software Sector ETF (±)	4,791	1,905,141
iShares MSCI Eurozone ETF (±)	53,760	2,634,778
iShares MSCI USA Quality Factor ETF (±)	48,444	7,051,509
iShares Russell 2000 ETF (±)	11,273	2,507,679
SPDR S&P Regional Banking ETF (±)	37,617	2,665,164
Vanguard Consumer Staples ETF (±)	20,496	4,096,740
Vanguard Industrials ETF (±)	21,208	4,304,376
Vanguard S&P 500 ETF (±)	20,550	8,971,513
Vanguard S&P 500 Growth ETF (±)	16,565	4,998,323
Vanguard S&P 500 Value ETF (±)	28,425	4,303,829
		62,896,236
Fixed-Income Funds | 17.2%
iShares 1-3 Year Treasury Bond ETF (±)	38,261	3,272,846
iShares iBoxx High Yield Corporate Bond ETF (±)	28,101	2,445,068
iShares iBoxx Investment Grade Corporate Bond ETF (±)	18,203	2,412,262
iShares JPMorgan USD Emerging Markets Bond ETF (±)	14,584	1,590,531
Vanguard Intermediate-Term Corporate Bond ETF (±)	41,420	3,842,119
		13,562,826

Total Exchange-Traded Funds (Cost $63,226,727)		78,825,073

The accompanying notes are an integral part of these financial statements.

Annual Report   61

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio (concluded)

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,710,952)	1,710,952	$1,710,952

Total Investments excluding Securities Sold Short | 102.2% (Cost $64,937,679)		$80,536,025

Securities Sold Short | (2.1)%

Exchange-Traded Funds | (2.1)%
iShares 20+ Year Treasury Bond ETF (Proceeds $1,648,703)	(11,035)	(1,635,277)

Total Investments | 100.1% (Cost and short proceeds $63,288,976)		$78,900,748

Liabilities in Excess of Cash and Other Assets | (0.1)%		(96,046)

Net Assets | 100.0%		$78,804,702

The accompanying notes are an integral part of these financial statements.

62   Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•)

Common Stocks | 64.1%

Australia | 3.5%
Abacus Property Group REIT	11,231	$30,978
Atlas Arteria, Ltd.	49,750	250,578
Aventus Group REIT	11,865	31,090
Charter Hall Group REIT	9,178	137,704
Dexus REIT	17,816	144,179
Goodman Group REIT	9,620	185,765
Growthpoint Properties Australia, Ltd. REIT	9,995	31,719
Ingenia Communities Group REIT	12,479	56,540
Mirvac Group REIT	30,095	63,810
Stockland REIT	10,480	32,343
Transurban Group	31,090	312,847
		1,277,553
Belgium | 0.5%
Cofinimmo SA REIT	193	30,877
Shurgard Self Storage SA	595	38,950
Warehouses De Pauw CVA REIT	1,864	89,537
		159,364
Canada | 1.2%
Agnico Eagle Mines, Ltd.	1,388	73,758
Allied Properties REIT	934	32,451
Altus Group, Ltd.	617	34,617
Artis REIT	3,408	32,169
Atco, Ltd., Class I	1,700	57,386
Choice Properties REIT	5,956	71,522
FirstService Corp.	233	45,791
SmartCentres REIT	2,556	65,044
True North Commercial REIT	5,486	32,137
		444,875
China | 1.1%
Agile Group Holdings, Ltd.	32,000	17,363
China Resources Land, Ltd.	12,000	50,482
China Resources Mixc Lifestyle Services, Ltd.	5,800	27,042
Country Garden Holdings Co., Ltd.	24,000	21,318

The accompanying notes are an integral part of these financial statements.

Annual Report   63

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Country Garden Services Holdings Co., Ltd.	5,000	$29,953
ESR Cayman, Ltd. (*)	9,000	30,463
Hopson Development Holdings, Ltd.	22,960	47,862
Logan Group Co., Ltd.	31,000	23,698
Longfor Group Holdings, Ltd.	7,000	32,950
Powerlong Real Estate Holdings, Ltd.	65,000	34,037
Sunac Services Holdings, Ltd.	10,000	10,197
Suning Universal Co., Ltd., Class A (*)	35,900	26,530
Yuexiu Property Co., Ltd.	31,400	27,667
Zhongliang Holdings Group Co., Ltd.	54,000	25,268
		404,830
France | 3.4%
Eutelsat Communications SA	13,045	159,611
Gecina SA REIT	209	29,233
ICADE REIT	1,103	79,196
Nexity SA	1,190	55,964
Vinci SA	8,485	899,018
		1,223,022
Germany | 0.8%
alstria office REIT-AG	1,726	38,355
Aroundtown SA	3,932	23,816
Sirius Real Estate, Ltd.	25,131	48,104
TAG Immobilien AG	1,394	39,057
Vonovia SE	2,546	140,581
		289,913
Hong Kong | 2.3%
CK Asset Holdings, Ltd.	10,500	66,215
CK Infrastructure Holdings, Ltd.	23,000	146,457
Henderson Land Development Co., Ltd.	29,000	123,520
Kerry Properties, Ltd.	16,000	41,671
Link REIT	3,600	31,714
New World Development Co., Ltd.	13,000	51,462
Power Assets Holdings, Ltd.	41,500	258,667
Sun Hung Kai Properties, Ltd.	10,000	121,394
		841,100

The accompanying notes are an integral part of these financial statements.

64   Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Israel | 0.5%
Adgar Investment and Development, Ltd.	7,452	$19,442
Azrieli Group, Ltd.	371	35,373
Gav-Yam Lands Corp., Ltd.	3,802	46,981
Israel Canada T.R, Ltd.	6,959	44,886
Property & Building Corp., Ltd. (*)	173	24,812
		171,494
Italy | 6.9%
Atlantia SpA (*)	28,430	564,756
Hera SpA	58,788	243,682
Italgas SpA	33,311	228,469
Snam SpA	127,614	767,019
Terna - Rete Elettrica Nazionale	86,217	695,627
		2,499,553
Japan | 2.5%
Advance Residence Investment Corp. REIT	11	36,398
Daito Trust Construction Co., Ltd.	700	79,971
Daiwa House Industry Co., Ltd.	4,700	135,173
Frontier Real Estate Investment Corp. REIT	28	120,979
GLP J-REIT	52	89,853
Hoshino Resorts REIT, Inc. REIT	6	34,061
Japan Real Estate Investment Corp. REIT	11	62,447
Katitas Co., Ltd.	900	34,627
Kenedix Office Investment Corp. REIT	5	30,891
Mitsubishi Estate Co., Ltd.	2,400	33,270
Mitsui Fudosan Co., Ltd.	2,200	43,580
Nippon Building Fund, Inc. REIT	6	34,949
NIPPON REIT Investment Corp.	14	49,900
Nomura Real Estate Holdings, Inc.	1,400	32,219
Open House Co., Ltd.	900	47,171
Orix JREIT, Inc.	28	43,767
		909,256
Luxembourg | 0.5%
SES SA	22,835	181,313

The accompanying notes are an integral part of these financial statements.

Annual Report   65

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Mexico | 0.3%
Corp Inmobiliaria Vesta SAB de CV	27,400	$55,173
Fibra Uno Administracion SA de CV REIT	36,800	38,929
		94,102
Netherlands | 0.1%
Eurocommercial Properties NV REIT	2,089	45,415

Singapore | 0.9%
Keppel DC REIT	13,000	23,834
Keppel Pacific Oak US REIT	34,300	27,443
Mapletree Commercial Trust REIT	23,400	34,831
Mapletree Industrial Trust REIT	42,100	84,704
Parkway Life REIT	12,100	46,062
Propnex, Ltd.	21,100	26,472
Sasseur REIT	83,700	52,501
UOL Group, Ltd.	6,200	32,640
		328,487
South Africa | 0.5%
Anglo American PLC	2,172	88,906
Equites Property Fund, Ltd. REIT	22,019	31,774
Resilient REIT, Ltd.	11,114	41,678
		162,358
South Korea | 0.1%
Korea Real Estate Investment & Trust Co., Ltd. (*)	13,463	29,491

Spain | 2.2%
Ferrovial SA	25,337	794,626

Sweden | 1.4%
Atrium Ljungberg AB, B Shares	1,752	38,719
Castellum AB	2,692	72,194
Catena AB	510	31,832
Cibus Nordic Real Estate AB	1,671	53,697
Dios Fastigheter AB	2,889	37,739
Fabege AB	1,735	28,945

The accompanying notes are an integral part of these financial statements.

66   Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Fastighets AB Balder, B Shares (*)	511	$36,860
NP3 Fastigheter AB	1,157	45,950
Nyfosa AB	1,990	34,356
Sagax AB Class B	2,346	79,188
Sagax AB, Class D	8,081	29,782
Samhallsbyggnadsbolaget i Norden AB	3,996	29,156
		518,418
Switzerland | 0.6%
Flughafen Zuerich AG (*)	1,210	217,843

United Arab Emirates | 0.4%
Aldar Properties PJSC	93,914	101,992
Emaar Properties PJSC	37,738	50,140
		152,132
United Kingdom | 6.0%
Big Yellow Group PLC REIT	1,714	39,544
National Grid PLC	64,443	929,815
Pennon Group PLC	3,678	58,237
Safestore Holdings PLC REIT	3,590	68,394
Savills PLC	1,653	31,468
Segro PLC REIT	12,929	251,149
Severn Trent PLC	9,394	375,166
United Utilities Group PLC	28,366	418,698
		2,172,471
United States | 28.4%
Agree Realty Corp. REIT	481	34,324
Alexandria Real Estate Equities, Inc. REIT	452	100,778
Ameren Corp.	2,549	226,887
American Tower Corp. REIT	1,759	514,508
Apartment Investment and Management Co. REIT, Class A (*)	5,022	38,770
AvalonBay Communities, Inc. REIT	637	160,900
Boston Properties, Inc. REIT	708	81,547
Brixmor Property Group, Inc. REIT	3,252	82,633
Bunge, Ltd.	1,223	114,179
Camden Property Trust REIT	833	148,840

The accompanying notes are an integral part of these financial statements.

Annual Report   67

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

CareTrust REIT, Inc.	1,382	$31,551
CBRE Group, Inc., Class A (*)	2,051	222,554
CF Industries Holdings, Inc.	2,700	191,106
Consolidated Edison, Inc.	7,265	619,850
Crown Castle International Corp. REIT	2,157	450,252
CSX Corp.	10,925	410,780
CubeSmart REIT	1,051	59,812
Digital Realty Trust, Inc. REIT	1,115	197,210
Duke Realty Corp. REIT	1,635	107,321
EastGroup Properties, Inc. REIT	383	87,267
Equinix, Inc. REIT	343	290,123
Equity Lifestyle Properties, Inc. REIT	1,257	110,189
Equity Residential REIT	1,422	128,691
Essential Properties Realty Trust, Inc. REIT	1,253	36,124
Essex Property Trust, Inc. REIT	194	68,333
Extra Space Storage, Inc. REIT	758	171,861
Federal Realty Investment Trust REIT	468	63,798
First Industrial Realty Trust, Inc. REIT	701	46,406
Gaming and Leisure Properties, Inc. REIT	1,341	65,253
Healthcare Trust of America, Inc. REIT, Class A	1,568	52,356
Healthpeak Properties, Inc. REIT	2,104	75,933
Highwoods Properties, Inc. REIT	1,149	51,234
Hilton Worldwide Holdings, Inc. (*)	2,515	392,315
Hudson Pacific Properties, Inc. REIT	1,710	42,254
Innovative Industrial Properties, Inc. REIT	186	48,901
Invitation Homes, Inc., REIT	1,715	77,758
Iron Mountain, Inc. REIT	1,666	87,182
Jones Lang LaSalle, Inc. (*)	350	94,269
Kilroy Realty Corp. REIT	852	56,624
Kimco Realty Corp. REIT	1,985	48,930
Lamar Advertising Co. REIT, Class A	591	71,688
Life Storage, Inc. REIT	540	82,717
Medical Properties Trust, Inc. REIT	4,409	104,185
MGM Growth Properties LLC REIT, Class A	1,519	62,051
Mid-America Apartment Communities, Inc. REIT	942	216,133
National Retail Properties, Inc. REIT	1,319	63,404

The accompanying notes are an integral part of these financial statements.

68   Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Newmark Group, Inc., Class A	2,236	$41,813
Norfolk Southern Corp.	802	238,763
NorthWestern Corp.	2,271	129,810
Office Properties Income Trust REIT	1,384	34,379
Omega Healthcare Investors, Inc. REIT	1,232	36,455
Orion Office REIT, Inc. (*)	279	5,209
Pennsylvania Real Estate Investment Trust (*)	5,017	5,117
Pinnacle West Capital Corp.	7,429	524,413
Preferred Apartment Communities, Inc. REIT	2,343	42,315
Prologis, Inc. REIT	3,438	578,822
PS Business Parks, Inc. REIT	232	42,727
Public Storage REIT	841	315,005
Rayonier, Inc., REIT	1,428	57,634
Realty Income Corp. REIT	2,790	199,736
Regency Centers Corp. REIT	1,247	93,961
SBA Communications Corp. REIT	593	230,689
Simon Property Group, Inc. REIT	1,556	248,602
SL Green Realty Corp. REIT	818	58,651
Spirit Realty Capital, Inc. REIT	1,031	49,684
STAG Industrial, Inc., REIT	766	36,737
STORE Capital Corp. REIT	1,234	42,450
Sun Communities, Inc. REIT	413	86,718
The Macerich Co. REIT	1,985	34,301
The St. Joe Co.	1,000	52,050
UDR, Inc. REIT	1,635	98,084
Urstadt Biddle Properties, Inc. REIT, Class A	1,810	38,553
Ventas, Inc. REIT	1,555	79,492
VICI Properties, Inc. REIT	2,258	67,988
Welltower, Inc. REIT	1,357	116,390
Weyerhaeuser Co. REIT	2,257	92,943
WP Carey, Inc. REIT	1,298	106,501
		10,275,773
Total Common Stocks (Cost $19,046,691)		23,193,389

The accompanying notes are an integral part of these financial statements.

Annual Report   69

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Exchange-Traded Funds | 3.8%
Aberdeen Standard Physical Silver Shares ETF (Δ)	5,500	$123,200
SPDR Gold Shares (Δ)	7,330	1,253,137
Total Exchange-Traded Funds (Cost $1,409,857)		1,376,337

Short-Term Investments | 27.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Δ) (Cost $10,062,374)	10,062,374	10,062,374

Total Investments | 95.7% (Cost $30,518,922) (»)
		$34,632,100

Cash and Other Assets in Excess of Liabilities | 4.3%		1,538,980

Net Assets | 100.0%		$36,171,080

The accompanying notes are an integral part of these financial statements.

70   Annual Report

Lazard Real Assets Portfolio (•) (continued)

Forward Currency Contracts open at December 31, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Depreciation

USD	57,428	AUD	80,728	CIT	03/24/22	$1,317
USD	32,512	AUD	44,952	HSB	03/24/22	199
USD	51,783	AUD	72,772	HSB	03/24/22	1,173
USD	240,264	AUD	337,660	JPM	03/24/22	5,450
USD	145,493	AUD	204,562	SSB	03/24/22	3,367
USD	33,656	CAD	43,193	CIT	03/24/22	484
USD	4,236	CAD	5,479	HSB	03/24/22	95
USD	9,144	CAD	11,733	HSB	03/24/22	130
USD	9,124	CAD	11,709	JPM	03/24/22	131
USD	16,140	CHF	14,838	HSB	03/24/22	178
USD	26,190	CHF	24,045	HSB	03/24/22	254
USD	50,669	CHF	46,681	HSB	03/24/22	669
USD	27,871	CHF	25,677	JPM	03/24/22	367
USD	82,636	CHF	76,119	SSB	03/24/22	1,076
USD	1,064,497	EUR	943,051	CIT	03/24/22	10,948
USD	474,376	EUR	419,152	HSB	03/24/22	3,620
USD	765,896	EUR	678,503	HSB	03/24/22	7,862
USD	737,777	EUR	653,746	JPM	03/24/22	7,748
USD	1,264,410	EUR	1,120,454	SSB	03/24/22	13,343
USD	143,635	GBP	108,535	HSB	03/24/22	3,222
USD	784,452	GBP	593,657	HSB	03/24/22	18,814
USD	498,673	GBP	377,415	JPM	03/24/22	12,000
USD	327,416	GBP	247,777	SSB	03/24/22	7,846
USD	194,897	HKD	1,520,196	CIT	03/24/22	89
USD	46,592	HKD	363,484	HSB	03/24/22	30
USD	155,278	HKD	1,211,292	SSB	03/24/22	87
Total gross unrealized depreciation on Forward Currency Contracts						$100,499

The accompanying notes are an integral part of these financial statements.

Annual Report   71

Lazard Real Assets Portfolio (•) (continued)

Futures Contracts open at December 31, 2021 (Δ):

Type	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Appreciation	Unrealized Depreciation

Natural Gas	26	$260,000	02/24/2022	$922,480	$924,820	$2,340	$—
SUGAR 11	2	224,000	02/28/2022	43,749	42,291	—	1,458
Cotton No. 2	1	50,000	03/09/2022	57,456	56,300	—	1,156
Low Sulphur Gasoil	6	600	03/10/2022	369,156	397,800	28,644	—
Soyabean Oil	1	60,000	03/14/2022	35,263	33,918	—	1,345
Total gross unrealized appreciation/depreciation on Futures Contracts						$30,984	$3,959

Total Return Swap Agreements open at December 31, 2021 (Δ):

Currency	Counterparty	Notional Amount	Expiration Date	Receive	Pay	Payable	Payment Frequency	Unrealized Depreciation

USD	GSC	$9,409,753	10/22/22	Appreciation, and dividends paid, on commodities in a custom momentum basket	0.00%	Depreciation, and dividend expense (if applicable), on commodities in a custom momentum basket	Upon Maturity(a)	$192,576

(a) For swap agreements, the net settlement will occur on the expiration date.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

Lazard Real Assets Portfolio (•) (concluded)

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2021:

Commodity	Commodity Index Ticker Symbol	Commodity Exposure Expressed as a Percentage of Notional Amount

Aluminum	BCOMAL	5.67%
Bean Oil	BCOMBO	4.82
Brent Crude	BCOMCO	12.17
Coffee	BCOMKC	5.43
Copper	BCOMHG	7.96
Corn	BCOMCN	8.01
Cotton	BCOMCT	0.78
Crude Oil	BCOMCL	14.20
Gasoline (RBOB)	BCOMRB	2.55
Gold	BCOMGC	0.05
Heating Oil	BCOMHO	4.58
Kansas Wheat	BCOMKW	2.62
Lean Hogs	BCOMLH	0.04
Live Cattle	BCOMLC	5.43
Natural Gas	BCOMNG	2.62
Nickel	BCOMNI	1.15
Silver	BCOMSI	2.36
Soy Meal	BCOMSM	3.58
Soybeans	BCOMSY	4.64
Sugar	BCOMSB	4.38
Wheat	BCOMWH	4.08
Zinc	BCOMZS	2.88
Total		100.0%

The accompanying notes are an integral part of these financial statements.

Annual Report   73

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2021

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy - see Note 9 in the Notes to Financial Statements.

(*)	Non-income producing security.

(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2021, these securities amounted to 3.6 % of net assets of Lazard Enhanced Opportunities Portfolio and 0.2% of net assets of Lazard Global Dynamic Multi-Asset Portfolio.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2021.

(•)	Lazard Real Assets Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.

(Δ)	The security is owned, wholly or in part, by Lazard Real Assets Portfolio, Ltd., a wholly-owned subsidiary of the Lazard Real Assets Portfolio. See Note 1 in the Notes to the Financial Statements.

Security Abbreviations:
ADR	—	American Depositary Receipt
CDOR	—	Canadian Dollar Offered Rate
ETF	—	Exchange-Traded Fund
LIBOR	—	London Interbank Offered Rate
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CNH	—	Chinese Yuan Renminbi	NZD	—	New Zealand Dollar
COP	—	Colombian Peso	PEN	—	Peruvian Sol
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DKK	—	Danish Krone	RON	—	New Romanian Leu
EUR	—	Euro	RUB	—	Russian Ruble
GBP	—	British Pound Sterling	SEK	—	Swedish Krona
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	USD	—	United States Dollar
INR	—	Indian Rupee

The accompanying notes are an integral part of these financial statements.

74   Annual Report

Counterparty Abbreviations:
BOA	—	Bank of America
CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
MSC	—	Morgan Stanley & Co.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report   75

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

	Lazard Enhanced Opportunities Portfolio
Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds
Aerospace & Defense	1.0%	—%
Air Freight & Logistics	2.3	–1.9
Airlines	1.6	–0.2
Auto Components	0.9	–0.2
Automobiles	3.7	–1.5
Banks	2.6	—
Biotechnology	9.2	–4.5
Chemicals	1.3	–0.5
Consumer Finance	5.0	–2.1
Diversified Consumer Services	1.4	–0.4
Diversified Financial Services	2.0	–0.4
Diversified Telecommunication Services	0.8	—
Electrical Equipments	0.5	–0.3
Electronic Equipment, Instruments & Components	2.8	–0.7
Energy Equipment & Services	0.9	–0.3
Entertainment	2.6	–1.3
Equity Real Estate Investment Trusts (REITs)	2.5	–0.7
Food & Staples Retailing	1.8	–0.7
Food Products	0.5	–0.1
Health Care Equipment & Supplies	5.7	–2.5
Health Care Providers & Services	1.2	–0.3
Health Care Technology	0.4	—
Hotels, Restaurants & Leisure	3.0	–1.1
Independent Power & Renewable Electricity Producers	0.9	–0.5
Insurance	0.1
Interactive Media & Services	0.7	–0.1
Internet & Direct Marketing Retail	4.5	–1.2
IT Services	3.6	–0.8
Leisure Products	0.1	—
Life Sciences Tools & Services	0.9	–0.5
Machinery	2.4	–0.1
Media	9.5	–0.9
Metals & Mining	2.8	–1.3
Mortgage Real Estate Investment Trusts (REITs)	7.7	–0.4
Personal Products	2.1	–0.4
Pharmaceuticals	7.5	–2.6
Professional Services	0.3	–0.1
Real Estate Management & Development	2.4	–1.0
Semiconductors & Semiconductor Equipment	1.2	–0.5
Software	10.7	–3.3
Specialty Retail	2.2	–0.4
Technology Hardware, Storage & Peripherals	0.3	–0.2
Subtotal	113.6	–34.0

The accompanying notes are an integral part of these financial statements.

76   Annual Report

	Lazard Enhanced Opportunities Portfolio
Industry†	Long	Short

US Treasury Securities	—%	–8.8%
Short-Term Investments	26.1	—
Total Investments	139.7%	–42.8%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   77

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets Portfolio

Common Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	0.6%	—%
Air Freight & Logistics	0.6	—
Auto Components	0.2	—
Automobiles	1.9	—
Banks	6.1	—
Beverages	2.4	—
Biotechnology	0.4	—
Building Products	0.7	—
Capital Markets	3.6	—
Chemicals	0.9	0.5
Commercial Services & Suppliers	0.5	—
Communications Equipment	0.8	—
Construction & Engineering	—	4.7
Construction Materials	0.1	—
Consumer Finance	0.7	—
Containers & Packaging	0.4	—
Diversified Consumer Services	0.4	—
Diversified Financial Services	0.2	—
Diversified Telecommunication Services	1.6	—
Electric Utilities	0.5	4.5
Electrical Equipment	1.4	—
Electronic Equipment, Instruments & Components	0.9	—
Entertainment	0.6	—
Equity Real Estate Investment Trusts (REITs)	1.6	26.4
Food & Staples Retailing	1.3	—
Food Products	0.5	0.3
Gas Utilities	0.2	2.8
Health Care Equipment & Supplies	0.9	—
Health Care Providers & Services	2.2	—
Health Care Technology	0.1	—
Hotels, Restaurants & Leisure	1.4	1.1
Household Durables	0.4	0.1
Household Products	1.2	—
Independent Power & Renewable Electricity Producers	0.2	—
Industrial Conglomerates	0.3	—
Insurance	1.7	—
Interactive Media & Services	2.3	—

The accompanying notes are an integral part of these financial statements.

78   Annual Report

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets Portfolio

Internet & Direct Marketing Retail	1.3%	—%
IT Services	2.3	—
Leisure Products	0.5	—
Life Sciences Tools & Services	1.7	—
Machinery	1.4	—
Marine	0.4	—
Media	1.2	0.9
Metals & Mining	0.7	0.4
Multiline Retail	0.7	—
Multi-Utilities	0.2	6.1
Oil, Gas & Consumable Fuels	1.8	—
Paper & Forest Products	0.1	—
Personal Products	0.3	—
Pharmaceuticals	3.8	—
Professional Services	1.2	—
Real Estate Management & Development	0.3	8.4
Road & Rail	0.6	1.8
Semiconductors & Semiconductor Equipment	3.6	—
Software	5.8	—
Specialty Retail	2.3	—
Technology Hardware, Storage & Peripherals	3.5	—
Textiles, Apparel & Luxury Goods	1.0	—
Thrifts & Mortgage Finance	0.3	—
Tobacco	0.1	—
Trading Companies & Distributors	0.2	—
Transportation Infrastructure	—	3.7
Water Utilities	—	2.4
Wireless Telecommunication Services	0.2	—
Subtotal	75.3	64.1
Exchange Traded Funds	5.1	3.8
Foreign Government Obligations	13.5	—
Supranational	3.0	—
US Municipal Bonds	1.2	—
US Treasury Securities	0.4	—
Short-Term Investments	1.4	27.8
Total Investments	99.9%	95.7%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   79

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2021	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
ASSETS
Investments in securities, at fair value	$204,793,016	$17,808,682
Cash	614,213	10,416
Foreign currency, at fair value	77,066	5,740
Receivables for:
Dividends and interest	863,590	88,889
Investments sold	1,508,943	—
Capital stock sold	483,318	246
Amount due from Investment Manager (Note 3)	—	1,279
Cash collateral due from broker on options, future contracts and swap agreements	2,875,950	—
Receivable for variation margin on open futures contracts	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	75,241
Swap agreements	383,000	—
Total assets	211,599,096	17,990,493

LIABILITIES
Securities sold short, at fair value	62,724,710	—
Payables for:
Management fees	106,852	—
Accrued professional services	27,925	25,499
Accrued custodian fees	96,478	49,851
Accrued distribution fees	136	47
Accrued directors’ fees	—	358
Capital stock redeemed	—	—
Investments purchased	1,519,513	10,182
Dividends on securities sold short	18,367	—
Gross unrealized depreciation on:
Forward currency contracts	69,777	69,474
Swap agreements	375,303	—
Written options, at fair value	31,572	—
Other accrued expenses and payables	17,415	2,505
Total liabilities	64,988,048	157,916
Net assets	$146,611,048	$17,832,577

The accompanying notes are an integral part of these financial statements.

80   Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$80,536,025	$34,632,100
—	—
—	1,929

12,588	72,578
—	806
—	—

—	—

—	1,823,396

—	24,848

—	—
—	—
80,548,613	36,555,657

1,635,277	—

59,561	24,205
24,565	33,810
15,490	28,429
37	23
—	—
918	—
—	1,657
—	—

—	100,499
—	192,576
—	—
8,063	3,378
1,743,911	384,577
$78,804,702	$36,171,080

Annual Report   81

December 31, 2021	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
NET ASSETS
Paid in capital	$148,783,640	$14,281,135
Distributable earnings (Accumulated loss)	(2,172,592)	3,551,442
Net assets	$146,611,048	$17,832,577

Institutional Shares
Net assets	$145,836,194	$17,617,000
Shares of capital stock outstanding*	15,584,880	1,746,408
Net asset value, offering and redemption price per share	$9.36	$10.09

Open Shares
Net assets	$774,854	$215,577
Shares of capital stock outstanding*	82,674	21,426
Net asset value, offering and redemption price per share	$9.37	$10.06

Cost of investments in securities	$209,876,817	$14,240,011
Proceeds received from securities sold short	$66,126,707	$—
Proceeds received from written options	$28,942	$—
Cost of foreign currency	$76,685	$5,639

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
(a)	Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

82   Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$61,961,419	$35,625,875
16,843,283	545,205
$78,804,702	$36,171,080

$78,647,399	$36,026,758
6,871,003	3,212,708

$11.45	$11.21

$157,303	$144,322
13,824	12,859

$11.38	$11.22
$64,937,679	$30,518,922
$1,648,703	$—
$—	$—
$—	$1,916

Annual Report   83

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2021	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
Investment Income (Loss)

Income
Dividends	$2,659	$292,572
Interest	1,619,046	192,058
Non-cash dividends	—	—
Total investment income*	1,621,705	484,630

Expenses
Management fees (Note 3)	485,173	214,077
Professional services	49,229	42,435
Custodian fees	147,452	114,440
Administration fees	28,383	23,345
Registration fees	35,924	32,045
Shareholders’ services	9,949	9,804
Directors’ fees and expenses	7,422	7,369
Shareholders’ reports	20,721	11,102
Distribution fees (Open Shares)	1,423	548
Other^	4,365	5,386
Total gross expenses before expenses on securities sold short	790,041	460,551
Broker expense on securities sold short	177,462	—
Dividend expense on securities sold short	86,499	—
Total gross expenses	1,054,002	460,551
Management fees waived and expenses reimbursed	(149,832)	(218,114)
Voluntary reimbursement by administrator	(33,105)	—
Total net expenses	871,065	242,437
Net investment income (loss)	750,640	242,193

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,333,972	6,178,332
Securities sold short	(3,723,234)	—
Foreign currency transactions	(11,876)	(55,663)
Forward currency contracts	214,226	(266,954)
Futures contracts	—	—
Written options	(8,361)	—
Swap agreements	206,886	—
Total net realized gain (loss)	4,011,613	5,855,715

Net change in unrealized appreciation (depreciation) on:
Investments	(9,612,732)	(3,811,637)
Securities sold short	6,677,399	—
Foreign currency translations	(156)	(6,179)
Forward currency contracts	(72,104)	75,210
Futures contracts	—	—
Written options	(2,939)	—
Swap agreements	7,697	—
Total net change in unrealized appreciation (depreciation)	(3,002,835)	(3,742,606)
Net realized and unrealized gain (loss)	1,008,778	2,113,109
Net increase (decrease) in net assets resulting from operations	$1,759,418	$2,355,302
* Net of foreign withholding taxes of	$(11)	$15,416
^ Includes interest on line of credit of	$145	$598
(a)	Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

84   Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$1,224,368	$679,119
352	13
—	50,461
1,224,720	729,593

811,671	206,780
44,320	51,860
32,837	61,209
30,146	23,977
17,702	28,383
11,407	9,699
8,941	16,412
7,948	8,065
383	241
2,133	7,403

967,488	414,029
36,924	—
36,507	—
1,040,919	414,029
(138,230)	(158,941)
—	—
902,689	255,088
322,031	474,505

4,548,765	344,794
18,169	—
—	(2,780)
—	440,482
—	192,845
—	—
—	2,748,401
4,566,934	3,723,742

4,890,581	2,507,117
13,426	—
—	(528)
—	(37,524)
—	20,569
—	—
—	(599,869)
4,904,007	1,889,765
9,470,941	5,613,507

$9,792,972	$6,088,012
$—	$34,274
$—	$27

Annual Report   85

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$750,640	$288,181
Net realized gain (loss)	4,011,613	237,649
Net change in unrealized appreciation (depreciation)	(3,002,835)	1,372,416
Net increase (decrease) in net assets resulting from operations	1,759,418	1,898,246

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(3,894,678)	(1,185,411)
Open Shares	(25,718)	(9,395)
Net decrease in net assets resulting from distributions	(3,920,396)	(1,194,806)

Capital stock transactions
Net proceeds from sales
Institutional Shares	144,578,146	11,095,505
Open Shares	1,339,923	3,369,722
Net proceeds from reinvestment of distributions
Institutional Shares	3,833,497	1,185,411
Open Shares	25,718	9,395
Cost of shares redeemed
Institutional Shares	(19,956,225)	(2,567,231)
Open Shares	(754,032)	(3,436,893)
Net increase (decrease) in net assets from capital stock transactions	129,067,027	9,655,909
Total increase (decrease) in net assets	126,906,049	10,359,349
Net assets at beginning of period	19,704,999	9,345,650
Net assets at end of period	$146,611,048	$19,704,999

The accompanying notes are an integral part of these financial statements.

86   Annual Report

Lazard Global Dynamic Multi-Asset Portfolio		Lazard Opportunistic Strategies Portfolio
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$242,193	$430,657	$322,031	$421,403
5,855,715	(167,823)	4,566,934	840,299
(3,742,606)	1,850,264	4,904,007	5,372,262

2,355,302	2,113,098	9,792,972	6,633,964

(2,767,564)	(1,164,138)	(3,330,657)	(1,635,417)
(33,860)	(4,081)	(6,195)	(2,819)

(2,801,424)	(1,168,219)	(3,336,852)	(1,638,236)

1,620,610	13,573,016	6,166,257	4,433,096
15,330	38,391	29,890	1,947

2,767,530	1,164,138	3,164,811	1,561,574
33,860	4,081	5,712	2,617

(44,259,435)	(5,246,998)	(15,244,058)	(16,379,299)
(60,231)	(90,981)	(43,911)	(62,305)

(39,882,336)	9,441,647	(5,921,299)	(10,442,370)
(40,328,458)	10,386,526	534,821	(5,446,642)
58,161,035	47,774,509	78,269,881	83,716,523
$17,832,577	$58,161,035	$78,804,702	$78,269,881

Annual Report   87

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	2,140,850	1,043,282
Shares sold	15,129,383	1,253,802
Shares issued to shareholders from reinvestment of distributions	409,533	130,284
Shares redeemed	(2,094,886)	(286,518)
Net increase (decrease)	13,444,030	1,097,568
Shares outstanding at end of period	15,584,880	2,140,850

Open Shares
Shares outstanding at beginning of period	18,359	13,910
Shares sold	140,785	402,978
Shares issued to shareholders from reinvestment of distributions	2,738	1,035
Shares redeemed	(79,208)	(399,564)
Net increase (decrease)	64,315	4,449
Shares outstanding at end of period	82,674	18,359

The accompanying notes are an integral part of these financial statements.

88   Annual Report

Lazard Global Dynamic Multi-Asset Portfolio		Lazard Opportunistic Strategies Portfolio
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

5,427,381	4,403,915	7,380,473	8,460,555
148,571	1,431,989	552,009	460,110

274,538	110,450	279,824	148,761
(4,104,082)	(518,973)	(1,341,303)	(1,688,953)
(3,680,973)	1,023,466	(509,470)	(1,080,082)
1,746,408	5,427,381	6,871,003	7,380,473

22,108	27,210	14,614	21,180
1,341	3,726	2,747	205

3,369	387	508	251
(5,392)	(9,215)	(4,045)	(7,022)
(682)	(5,102)	(790)	(6,566)
21,426	22,108	13,824	14,614

Annual Report   89

	Lazard Real Assets Portfolio (a)
	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$474,505	$344,431
Net realized gain (loss)	3,723,742	(39,763)
Net change in unrealized appreciation (depreciation)	1,889,765	538,292
Net increase (decrease) in net assets resulting from operations	6,088,012	842,960

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(3,880,176)	(890,908)
Open Shares	(15,779)	(3,741)
Net decrease in net assets resulting from distributions	(3,895,955)	(894,649)

Capital stock transactions
Net proceeds from sales
Institutional Shares	9,676,948	6,113,393
Open Shares	94,863	1,056,495
Net proceeds from reinvestment of distributions
Institutional Shares	3,565,581	890,908
Open Shares	15,779	3,741
Cost of shares redeemed
Institutional Shares	(3,364,570)	(451,652)
Open Shares	(83,834)	(1,066,899)
Net increase (decrease) in net assets from capital stock transactions	9,904,767	6,545,986
Total increase (decrease) in net assets	12,096,824	6,494,297
Net assets at beginning of period	24,074,256	17,579,959
Net assets at end of period	$36,171,080	$24,074,256

The accompanying notes are an integral part of these financial statements.

90   Annual Report

	Lazard Real Assets Portfolio (a)
	Year Ended December 31, 2021	Year Ended December 31, 2020

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	2,319,287	1,639,120
Shares sold	875,067	636,605
Shares issued to shareholders from reinvestment of distributions	320,239	89,265
Shares redeemed	(301,885)	(45,703)
Net increase (decrease)	893,421	680,167
Shares outstanding at end of period	3,212,708	2,319,287

Open Shares
Shares outstanding at beginning of period	11,188	6,050
Shares sold	8,039	119,887
Shares issued to shareholders from reinvestment of distributions	1,417	373
Shares redeemed	(7,785)	(115,122)
Net increase (decrease)	1,671	5,138
Shares outstanding at end of period	12,859	11,188

(a)	Consolidated Statements of Changes in Net Assets.

The accompanying notes are an integral part of these financial statements.

Annual Report   91

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Institutional Shares
Net asset value, beginning of period	$9.13	$8.84	$8.31	$8.67	$9.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14 #	0.20	0.10	0.06	0.11 ^
Net realized and unrealized gain (loss)	0.48	0.69	0.52	(0.20)	0.40
Total from investment operations	0.62	0.89	0.62	(0.14)	0.51
Less distributions from:
Net investment income	(0.05)	(0.22)	—	(0.10)	(0.17)
Net realized gains	(0.34)	(0.38)	(0.09)	(0.12)	(0.83)
Total distributions	(0.39)	(0.60)	(0.09)	(0.22)	(1.00)
Net asset value, end of period	$9.36	$9.13	$8.84	$8.31	$8.67
Total Return (b)	6.81%#	10.11%	7.44%	–1.66%	5.56%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,836	$19,537	$9,223	$16,184	$15,206
Ratios to average net assets:
Net expenses	1.70%#	2.23%	2.71%	2.36%	2.78%^
Gross expenses	2.05%	3.79%	5.52%	3.80%	5.02%^
Gross expenses, excluding expenses on securities sold short	1.54%	2.82%	4.06%	2.71%	3.45%
Net investment income (loss)	1.47%#	2.22%	1.19%	0.73%	1.20%^
Portfolio turnover rate:
Excluding securities sold short	168%	167%	272%	312%	210%
Including securities sold short	341%	241%	354%	409%	310%

The accompanying notes are an integral part of these financial statements.

92   Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$9.13	$8.82	$8.30	$8.65	$9.15
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13 #	0.16	0.10	0.04	0.10 ^
Net realized and unrealized gain (loss)	0.47	0.70	0.51	(0.19)	0.37
Total from investment operations	0.60	0.86	0.61	(0.15)	0.47
Less distributions from:
Net investment income	(0.02)	(0.17)	—	(0.08)	(0.14)
Net realized gains	(0.34)	(0.38)	(0.09)	(0.12)	(0.83)
Total distributions	(0.36)	(0.55)	(0.09)	(0.20)	(0.97)
Net asset value, end of period	$9.37	$9.13	$8.82	$8.30	$8.65
Total Return (b)	6.55%#	9.83%	7.33%	–1.80%	5.16%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$775	$168	$123	$105	$117
Ratios to average net assets:
Net expenses	1.92%#	2.45%	2.83%	2.60%	3.01%^
Gross expenses	2.99%	4.94%	13.76%	14.49%	16.40%^
Gross expenses, excluding expenses on securities sold short	2.52%	3.99%	12.30%	13.40%	14.85%
Net investment income (loss)	1.42%#	1.75%	1.10%	0.48%	1.06%^
Portfolio turnover rate:
Excluding securities sold short	168%	167%	272%	312%	210%
Including securities sold short	341%	241%	354%	409%	310%

The accompanying notes are an integral part of these financial statements.

Annual Report   93

#	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.01 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.11%, decreased the net expense ratios by 0.07% and 0.06% respectively and increased the net investment income (loss) ratio by 0.06%.
^	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout the period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Institutional Shares
Net asset value, beginning of period	$10.67	$10.78	$9.27	$11.49	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.14	0.16	0.15
Net realized and unrealized gain (loss)	1.18	0.02	1.51	(0.92)	1.92
Total from investment operations	1.28	0.10	1.65	(0.76)	2.07
Less distributions from:
Net investment income	(0.16)	(0.21)	(0.14)	(0.20)	(0.14)
Net realized gains	(1.70)	—	—	(1.26)	(0.44)
Total distributions	(1.86)	(0.21)	(0.14)	(1.46)	(0.58)
Net asset value, end of period	$10.09	$10.67	$10.78	$9.27	$11.49
Total Return (b)	12.17%	1.00%	17.80%	–6.35%	20.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,617	$57,925	$47,481	$42,577	$68,761
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	1.70%	1.32%	1.45%	1.34%	1.42%
Net investment income (loss)	0.91%	0.84%	1.36%	1.36%	1.40%
Portfolio turnover rate	83%	173%	125%	120%	102%

The accompanying notes are an integral part of these financial statements.

Annual Report   95

Selected data for a share
of capital stock outstanding	Year Ended
throughout the period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$10.68	$10.78	$9.27	$11.49	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.06	0.11	0.12	0.12
Net realized and unrealized gain (loss)	1.16	0.03	1.51	(0.91)	1.91
Total from investment operations	1.24	0.09	1.62	(0.79)	2.03
Less distributions from:
Net investment income	(0.16)	(0.19)	(0.11)	(0.17)	(0.10)
Net realized gains	(1.70)	—	—	(1.26)	(0.44)
Total distributions	(1.86)	(0.19)	(0.11)	(1.43)	(0.54)
Net asset value, end of period	$10.06	$10.68	$10.78	$9.27	$11.49
Total Return (b)	11.78%	0.84%	17.46%	-6.64%	20.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$216	$236	$293	$225	$414
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.18%	1.20%	1.20%
Gross expenses	3.95%	3.09%	5.45%	4.20%	5.79%
Net investment income (loss)	0.69%	0.61%	1.10%	1.07%	1.09%
Portfolio turnover rate	83%	173%	125%	120%	102%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

96   Annual Report

LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Institutional Shares
Net asset value, beginning of period	$10.58	$9.87	$8.74	$10.60	$9.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.05	0.10	0.14	0.10
Net realized and unrealized gain (loss)	1.32	0.88	1.23	(1.48)	1.62
Total from investment operations	1.37	0.93	1.33	(1.34)	1.72
Less distributions from:
Net investment income	(0.04)	(0.05)	(0.12)	(0.02)	(0.14)
Net realized gains	(0.46)	(0.17)	(0.08)	(0.48)	(0.68)
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.50)	(0.22)	(0.20)	(0.52)	(0.82)
Net asset value, end of period	$11.45	$10.58	$9.87	$8.74	$10.60

Total Return (b)	12.96%	9.47%	15.16%	–12.72%	17.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,647	$78,116	$83,509	$102,783	$151,767
Ratios to average net assets:
Net expenses	1.11%	1.04%	1.22%	1.02%	1.05%
Gross expenses	1.28%	1.30%	1.43%	1.15%	1.18%
Gross expenses, excluding expenses on securities sold short	1.19%	1.29%	1.23%	1.15%†	1.15%
Net investment income (loss)	0.40%	0.55%	1.08%	1.32%	0.99%
Portfolio turnover rate:
Excluding securities sold short	65%	88%	82%	227%	142%
Including securities sold short	65%	94%	99%	N/A %†	153%

The accompanying notes are an integral part of these financial statements.

Annual Report   97

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$10.52	$9.82	$8.69	$10.55	$9.65
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.03	0.07	0.10	0.05
Net realized and unrealized gain (loss)	1.31	0.86	1.23	(1.46)	1.64
Total from investment operations	1.33	0.89	1.30	(1.36)	1.69
Less distributions from:
Net investment income	(0.01)	(0.02)	(0.09)	—	(0.11)
Net realized gains	(0.46)	(0.17)	(0.08)	(0.48)	(0.68)
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.47)	(0.19)	(0.17)	(0.50)	(0.79)
Net asset value, end of period	$11.38	$10.52	$9.82	$8.69	$10.55
Total Return (b)	12.65%	9.14%	14.91%	–13.05%	17.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$157	$154	$208	$286	$428
Ratios to average net assets:
Net expenses	1.36%	1.28%	1.51%	1.32%	1.34%
Gross expenses	4.06%	7.75%	3.78%	4.22%	3.87%
Gross expenses, excluding expenses on securities sold short	3.97%	7.74%	3.58%	4.22%†	3.85%
Net investment income (loss)	0.15%	0.31%	0.76%	1.00%	0.53%
Portfolio turnover rate:
Excluding securities sold short	65%	88%	82%	227%	142%
Including securities sold short	65%	94%	99%	N/A %†	153%

†	No securities sold short during the year.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD REAL ASSETS PORTFOLIO^

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Institutional Shares
Net asset value, beginning of period	$10.33	$10.69	$9.42	$10.71	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.17	0.16	0.16	0.19
Net realized and unrealized gain (loss)	2.04	(0.12)	1.35	(0.96)	0.78
Total from investment operations	2.21	0.05	1.51	(0.80)	0.97
Less distributions from:
Net investment income	(1.26)	(0.20)	(0.24)	(0.25)	(0.13)
Net realized gains	(0.07)	(0.21)	— (b)	(0.24)	(0.13)
Total distributions	(1.33)	(0.41)	(0.24)	(0.49)	(0.26)
Net asset value, end of period	$11.21	$10.33	$10.69	$9.42	$10.71
Total Return (c)	21.60%	0.61%	16.07%	–7.47%	9.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36,027	$23,959	$17,515	$16,164	$17,812
Ratios to average net assets:
Net expenses	0.80%	0.86%	0.90%	0.90%	0.90%
Gross expenses	1.29%	2.13%	2.20%	2.04%	3.13%
Net investment income (loss)	1.49%	1.73%	1.59%	1.53%	1.79%
Portfolio turnover rate	35%	109%	44%	72%	76%

The accompanying notes are an integral part of these financial statements.

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Selected data for a
share of capital stock					For the Period
outstanding throughout	Year Ended				1/9/17* to
each period	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$10.34	$10.67	$9.41	$10.70	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.17	0.14	0.14	0.18
Net realized and unrealized gain (loss)	2.05	(0.14)	1.33	(0.96)	0.74
Total from investment operations	2.18	0.03	1.47	(0.82)	0.92
Less distributions from:
Net investment income	(1.23)	(0.15)	(0.21)	(0.23)	(0.12)
Net realized gains	(0.07)	(0.21)	— (b)	(0.24)	(0.13)
Total distributions	(1.30)	(0.36)	(0.21)	(0.47)	(0.25)
Net asset value, end of period	$11.22	$10.34	$10.67	$9.41	$10.70
Total Return (c)	21.28%	0.42%	15.70%	–7.70%	9.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$144	$116	$65	$43	$135
Ratios to average net assets (d):
Net expenses	1.05%	1.13%	1.10%	1.15%	1.15%
Gross expenses	5.90%	4.64%	23.75%	13.72%	20.65%
Net investment income (loss)	1.16%	1.77%	1.39%	1.29%	1.69%
Portfolio turnover rate	35%	109%	44%	72%	76%

^	Consolidated Financial Highlights.
*	The inception date for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2021

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2021, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Enhanced Opportunities Portfolio (“Enhanced Opportunities”), the Lazard Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset”), the Lazard Opportunistic Strategies Portfolio (“Opportunistic Strategies”) and Lazard Real Assets Portfolio (“Real Assets”). The financial statements of the other twenty-six Portfolios are presented separately.

The Global Dynamic Multi-Asset, Opportunistic Strategies, and Real Assets Portfolios are operated as “diversified” funds, as defined in the 1940 Act. The Lazard Enhanced Opportunities Portfolio is operated as a “non-diversified” fund, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares. Each share class is identical except as to minimum investment requirements; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

Lazard Real Assets Portfolio has a wholly-owned subsidiary, Lazard Real Assets Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objective and policies as described in its prospectus. In addition to investing directly in commodity-linked instruments, the Portfolio may gain exposure to the commodities markets by investing up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2021, net assets of the Portfolio

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were $36,171,080 of which $7,055,332, or 19.51%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Portfolio is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

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Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

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The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable Portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such

104   Annual Report

fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2021, the Enhanced Opportunities, Global Dynamic Multi-Asset and Real Assets Portfolios traded in forward currency contracts.

(d) Futures Contracts—Futures contracts are purchased or sold to gain exposure to, or manage exposure from, changes in the value of equity securities or foreign currencies and changes in interest rates.

Futures contracts are exchange-traded agreements between a Portfolio and a counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a

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contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash collateral pledged for futures contracts in the Statement of Assets and Liabilities.

Securities may be deposited as initial margin. If applicable, any cash deposited and held on margin is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as receivables (or payables) for variation margin on open futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount of the contract at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

During the year ended December 31, 2021, the Real Assets Portfolio traded in futures contracts.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity

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or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2021, the Enhanced Opportunities and Real Assets Portfolios traded in swap agreements.

(f) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. When a Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash collateral in the Statement of Assets and Liabilities. If a Portfolio writes an option, it bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk of loss is unlimited for uncovered written call options. For uncovered written put options, the risk of loss is limited to the difference between the strike price of the option and the premiums received upon writing the option.

During the year ended December 31, 2021, the Enhanced Opportunities Portfolio traded in options.

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(g) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2021, pursuant to short sale arrangements, a Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document. At December 31, 2021, the Enhanced Opportunities and Opportunistic Strategies Portfolios had pledged $164,118,910 and $2,120,019 of securities held long as collateral under such arrangements.

For the year ended December 31, 2021, the following Portfolios received proceeds from securities sold short and purchases to cover short positions as follows:

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Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Enhanced Opportunities	$191,035,936	$94,507,239
Opportunistic Strategies	3,238,622	1,571,751

(h) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2021, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

During the year ended December 31, 2021, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amounts

Global Dynamic Multi-Asset	$896,176

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2021, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Opportunistic Strategies	$314,631	$—
Real Assets	7,593	—

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

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Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$146,466,306	$ 7,829,731	$12,267,755	$ (4,438,024)
Global Dynamic Multi-Asset	14,307,019	3,831,645	329,492	3,502,153
Opportunistic Strategies	63,288,976	15,763,154	151,382	15,611,772
Real Assets	34,256,155	794,541	584,352	210,189

Management has analyzed the Portfolios, tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(i) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid annually, except that the Real Assets Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets Portfolio’s

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ordinary income and/or capital gains for that year, or any future tax year.

The Lazard Global Dynamic Multi-Asset Portfolio used equalization during the year on its 2021 tax return, and has elected to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, distributions redesignations, Treasury Inflation-Protected Securities, currency straddles, passive foreign investment company gains and losses, deemed dividends on convertible debt, equalization accounting (as described above), straddles, certain fixed-income securities, expenses, derivatives, return of capital distributions and distributions from real estate investment trusts (“REITs”).

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

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Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Enhanced Opportunities	$(238)	$238
Global Dynamic Multi-Asset	1,932,028	(1,932,028)
Real Assets	3,023,402	(3,023,402)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2021	2020	2021	2020

Enhanced Opportunities	$3,019,452	$1,194,806	$ 900,944	$ —
Global Dynamic Multi-Asset	2,801,424	1,168,219	—	—
Opportunistic Strategies	1,938,153	378,002	1,398,699	1,260,234
Real Assets	3,788,571	427,792	107,384	466,857

At December 31, 2021, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Loss)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$1,982,777	$321,553	$(4,476,922)
Global Dynamic Multi-Asset	55,668	29,578	3,466,196
Opportunistic Strategies	—	1,235,098	15,608,185
Real Assets	94,391	30,720	420,094

(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day

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between its classes based upon the relative net assets of each class.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

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Portfolio	Annual Rate

Enhanced Opportunities	0.95%
Global Dynamic Multi-Asset	0.80
Opportunistic Strategies	1.00
Real Assets	0.65

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until April 30, 2022 if the aggregate direct expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares

Enhanced Opportunities	1.25%	1.50%
Global Dynamic Multi-Asset	0.90	1.15
Opportunistic Strategies	1.02	1.27
Real Assets	0.80	1.05

During the year ended December 31, 2021, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$144,045	$—	$5,409	$ 378
Global Dynamic Multi-Asset	211,993	—	1,752	4,369
Opportunistic Strategies	134,092	—	1,534	2,604
Real Assets	154,267	—	626	4,048

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For 2021, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that was paid by all of the funds in the Lazard Fund Complex was, as applicable: (1) an annual fee of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent

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Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. Effective January 2022, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates is comprised of: (1) an annual retainer of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2021 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$244,162,817	$108,004,611
Global Dynamic Multi-Asset	21,755,347	63,715,341
Opportunistic Strategies	50,833,106	54,965,772
Real Assets	11,712,997	7,155,381

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$324,096	$508,421

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At December 31, 2021, the Investment Manager owned 32.86% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

For the year ended December 31, 2021, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2021, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Enhanced Opportunities	$622,143	$920,000	1.20%	7
Global Dynamic Multi-Asset	999,803	14,621,225	1.20	18
Real Assets	1,924,333	2,145,200	1.18	6

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the

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Applicable rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the

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effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Convertible Securities Risk—The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

(c) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there

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is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although adjustable rate securities will participate in any declines in interest rates. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount

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together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(d) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by a Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, a Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Portfolio or at

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prices approximating the value at which the Portfolio is carrying the securities on its books.

(e) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(f) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(g) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(h) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of a Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the

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potential price increase of a security. In addition, a Portfolio’s short sales transactions are dependent on counterparties to its securities borrowing transactions and are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

(i) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities, indexes, currencies and structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be

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hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. The same risks, as applicable, apply to derivative transactions by the Subsidiary. New Securities and Exchange Commission (the “SEC”) Rule 18f-4 under the 1940 Act, with which investment companies must comply beginning in August 2022, will regulate and, in some cases limit, the use of derivatives for certain funds and may require a Portfolio to alter, perhaps materially, its use of derivatives.

(j) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(k) Real Estate Investments Risk—A Portfolio’s investments in Real Estate Investments (as defined in the prospectus) could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of Real Estate Investments may be determined to a great extent by the current status of the real estate industry in general, or by other factors that may affect the real estate industry,

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even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets. The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

(l) Infrastructure Companies Risk—Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other

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factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(m) Commodities-Related Investments Risk—Exposure to the commodities markets may subject a Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

(n) Subsidiary and Tax Status Risk—The Real Assets Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets Portfolio for purposes of qualification as a “regulated investment company” for federal income tax

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purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of the Portfolio’s investments in the Subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is “qualifying income” under the Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(o) Closed-End Funds and ETFs Risk—Shares of closed-end funds and ETFs in which a Portfolio may invest may trade at prices that vary from their net asset values, sometimes significantly. The shares of closed-end funds and ETFs may trade at prices at, below or above their net asset value. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in closed-end funds and ETFs are subject to the risks of the closed-end funds’ and ETFs’ investments, as well as to the general risks of investing in closed-end funds and ETFs, respectively. A Portfolio investing in closed-end funds or ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the closed-end funds and/or ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in one or more closed-end funds and/or ETFs (subject to certain exceptions), Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(p) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or

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instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(q) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(r) Non-Diversification Risk—For a Portfolio that is classified as “non-diversified” under the 1940 Act, the Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more

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susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of a Portfolio is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

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•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2021:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Enhanced Opportunities Portfolio
Assets:
Common Stocks*
China	$—	$92,982	$—	$92,982
Singapore	69,702	—	—	69,702
United States	32,192	2,857	—	35,049
Convertible Corporate Bonds*	—	166,310,888	—	166,310,888
Short-Term Investments	38,250,299	—	—	38,250,299
Purchased Options	34,096	—	—	34,096
Other Financial Instruments†
Total Return Swap Agreements	—	383,000	—	383,000
Total	$38,386,289	$166,789,727	$—	$205,176,016
Liabilities:
Securities Sold Short Common Stocks*
Australia	$—	$(72,472)	$—	$(72,472)
Austria	—	(151,557)	—	(151,557)
Brazil	(49,907)	—	—	(49,907)
Canada	(1,121,417)	—	—	(1,121,417)
China	(1,139,777)	—	—	(1,139,777)
Israel	(88,673)	—	—	(88,673)
Italy	(131,102)	—	—	(131,102)
Netherlands	—	(50,534)	—	(50,534)
Saudi Arabia	—	(479,971)	—	(479,971)
Taiwan	(175,612)	—	—	(175,612)
United Kingdom	—	(89,975)	—	(89,975)
United States	(46,244,035)	—	—	(46,244,035)
US Treasury Securities	—	(12,929,678)	—	(12,929,678)
Written Options	(31,572)	—	—	(31,572)
Other Financial Instruments†
Forward Currency Contracts	$—	$(69,777)	$—	$(69,777)
Total Return Swap Agreements	—	(375,303)	—	(375,303)
Total	$(48,982,095)	$(14,219,267)	$—	$(63,201,362)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$197,247	$—	$197,247
Belgium	—	17,853	—	17,853
Canada	391,950	—	—	391,950
China	57,581	25,336	—	82,917
Denmark	46,247	77,520	—	123,767
France	144,598	185,965	—	330,563
Germany	69,197	124,055	—	193,252
Hong Kong	30,848	12,267	—	43,115
Israel	23,987	33,620	—	57,607
Italy	—	11,602	—	11,602
Japan	71,220	661,978	—	733,198
Malta	—	7,638	—	7,638
Netherlands	85,770	120,114	—	205,884
New Zealand	—	5,962	—	5,962
Norway	—	10,699	—	10,699
South Africa	—	25,624	—	25,624
Spain	28,622	1,109	—	29,731
Sweden	163,985	21,847	—	185,832
Switzerland	97,548	173,134	—	270,682
United Kingdom	314,452	162,638	—	477,090
United States	7,636,761	17,951	—	7,654,712
Preferred Stocks*
Germany	—	16,773	—	16,773
Corporate Bonds*	—	2,268,541	—	2,268,541
Exchange-Traded Funds	909,756	—	—	909,756
Foreign Government Obligations*	—	2,401,604	—	2,401,604
Quasi Government Bonds*	—	91,438	—	91,438
Supranational Bonds	—	538,438	—	538,438
US Municipal Bonds	—	219,183	—	219,183
US Treasury Securities	—	63,020	—	63,020
Short-Term Investments	243,004	—	—	243,004
Other Financial Instruments†
Forward Currency Contracts	—	75,241	—	75,241
Total	$10,315,526	$7,568,397	$—	$17,883,923
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(69,474)	$—	$(69,474)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$78,825,073	$—	$—	$78,825,073
Short-Term Investments	1,710,952	—	—	1,710,952
Total	$80,536,025	$—	$—	$80,536,025
Liabilities:
Securities Sold Short Exchange-Traded Fund	$(1,635,277)	$—	$—	$(1,635,277)
Real Assets Portfolio
Assets:
Common Stocks*
Australia	$—	$1,277,553	$—	$1,277,553
Belgium	—	159,364	—	159,364
Canada	444,875	—	—	444,875
China	—	404,830	—	404,830
France	—	1,223,022	—	1,223,022
Germany	—	289,913	—	289,913
Hong Kong	—	841,100	—	841,100
Israel	—	171,494	—	171,494
Italy	—	2,499,553	—	2,499,553
Japan	—	909,256	—	909,256
Luxembourg	—	181,313	—	181,313
Mexico	94,102	—	—	94,102
Netherlands	—	45,415	—	45,415
Singapore	—	328,487	—	328,487
South Africa	—	162,358	—	162,358
South Korea	—	29,491	—	29,491
Spain	—	794,626	—	794,626
Sweden	—	518,418	—	518,418
Switzerland	—	217,843	—	217,843
United Arab Emirates	—	152,132	—	152,132
United Kingdom	—	2,172,471	—	2,172,471
United States	10,275,773	—	—	10,275,773
Exchange-Traded Funds	1,376,337	—	—	1,376,337
Short-Term Investments	10,062,374	—	—	10,062,374
Other Financial Instruments†
Futures Contracts	30,984	—	—	30,984
Total	$22,284,445	$12,378,639	$—	$34,663,084
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(100,499)	$—	$(100,499)
Futures Contracts	(3,959)	—	—	(3,959)
Total Return Swap Agreements	—	(192,576)	—	(192,576)
Total	$(3,959)	$(293,075)	$—	$(297,034)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

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During the year ended December 31, 2021, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Enhanced Opportunities Portfolio		Global Dynamic Multi-Asset Portfolio	Real Assets Portfolio
Forward currency contracts:
Average amounts purchased	$200,000	*	$8,900,000	$600,000	#
Average amounts sold	$2,400,000		8,100,000	7,500,000

Futures contracts:
Average notional value of contracts – long	—		—	1,200,000

Total return swap agreements:
Average notional value	8,500,000	†	—	8,000,000

*	Represents average monthly notional exposure for six months the derivative instrument was open during the period.
#	Represents average monthly notional exposure for ten months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for four months the derivative instrument was open during the period.

The Enhanced Opportunities Portfolio also purchased options having an average monthly notional exposure of less than $50,000. The Enhanced Opportunities Portfolio also wrote options having an average monthly notional exposure of less than $50,000.

Enhanced Opportunities Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

Assets – Derivative Financial Instruments	Equity Contracts	Foreign Currency Exchange Contracts	Total

Swap agreements
Unrealized appreciation on swap agreements	$383,000	$—	$383,000
Purchased options
Investment in securities, at fair value	34,096	—	34,096
Total	$417,096	$—	$417,096

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Liabilities – Derivative Financial Instruments	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$69,777	$69,777
Swap agreements
Unrealized depreciation on swap agreements	375,303	—	375,303
Written options
Written options, at fair value	31,572	—	31,572
Total	$406,875	$69,777	$476,652

Global Dynamic Multi-Asset Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$75,241

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$69,474

Real Assets Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

Assets – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Futures contracts
Variation margin on open futures contracts (a)	$24,848	$—	$24,848

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Liabilities – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$100,499	$100,499
Swap agreements
Unrealized depreciation on swap agreements	192,576	—	192,576
Total	$192,576	$100,499	$293,075

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Enhanced Opportunities Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$214,226	$214,226
Swap agreements	206,886	—	206,886
Written options	(8,361)	—	(8,361)
Purchased options*	793	—	793
Total	$199,318	$214,226	$413,544

*	Purchased options are included under realized gain/loss on investments on Statement of Operations.

Net Change in Unrealized Appreciation (Depreciation) on:	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$(72,104)	$(72,104)
Purchased options*	(40,858)	—	(40,858)
Swap agreements	7,697	—	7,697
Written options	(2,939)	—	(2,939)
Total	$(36,100)	$(72,104)	$(108,204)

*	Purchased options are included under unrealized gain/loss on investments on Statement of Operations.

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Global Dynamic Multi-Asset Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(266,954)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$75,210

Real Assets Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was:

Net Realized Gain (Loss) from:	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$440,482	$440,482
Futures Contracts	192,845	—	192,845
Swap agreements	2,748,401	—	2,748,401
Total	$2,941,246	$440,482	$3,381,728

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$(37,524)	$(37,524)
Futures Contracts	20,569	—	20,569
Swap agreements	(599,869)	—	(599,869)
Total	$(579,300)	$(37,524)	$(616,824)

As of December 31, 2021, the Enhanced Opportunities, Global Dynamic Multi-Asset, and Real Assets Portfolios held derivative instruments that are eligible for offset in their Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolios is presented in the below table, as of December 31, 2021:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Total Return Swap Agreements	$383,000	$—	$383,000

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Bank of America	$383,000	$(375,303)	$—	$7,697

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$69,777	$—	$69,777
Total Return Swap Agreements	375,303	—	375,303
Total	$445,080	$—	$445,080

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of America	$375,303	$(375,303)	$—	$—
State Street Bank and Trust Co.	69,777	—	—	69,777
Total	$445,080	$(375,303)	$—	$69,777

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$75,241	$—	$75,241

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$19,840	$(14,483)	$—	$5,357
HSBC Bank USA NA	18,250	(18,250)	—	—
JPMorgan Chase Bank NA	37,132	(6,015)	—	31,117
State Street Bank and Trust Co.	19	(19)	—	—
Total	$75,241	$(38,767)	$—	$36,474

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$69,474	$—	$69,474

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$14,483	$(14,483)	$—	$—
HSBC Bank USA NA	48,693	(18,250)	—	30,443
JPMorgan Chase Bank NA	6,015	(6,015)	—	—
State Street Bank and Trust Co.	283	(19)	—	264
Total	$69,474	$(38,767)	$—	$30,707

Lazard Real Assets Portfolio

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$100,499	$—	$100,499
Total Return Swap Agreements	192,576	—	192,576
Total	$293,075	$—	$293,075

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank NA	$12,838	$—	$—	$12,838
Goldman Sachs International	192,576	—	(192,576)	—
HSBC Bank USA NA	36,246	—	—	36,246
JPMorgan Chase Bank NA	25,696	—	—	25,696
State Street Bank and Trust Co.	25,719	—	—	25,719
Total	$293,075	$—	$(192,576)	$100,499

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

11. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that have occurred since March 12, 2020 and that will continue to occur, through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio, Lazard Opportunistic Strategies Portfolio and Lazard Real Assets Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Lazard Real Assets Portfolio (collectively, with the portfolios mentioned above, the “Portfolios”), one of the portfolios constituting the Fund, as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as “the financial statements and the financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

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Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of

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securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 25, 2022

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(3):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2022, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

146   Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Director and Counsel of the Investment Manager (since January 2021, previously Senior Vice President) Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)
Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

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The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2021

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2021:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
Enhanced Opportunities	0.03%
Global Dynamic Multi-Asset	9.01
Opportunistic Strategies	47.55
Real Assets	11.85

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
Enhanced Opportunities	—%
Global Dynamic Multi-Asset	5.02
Opportunistic Strategies	13.23
Real Assets	1.13

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Taxes Paid/Credit
Enhanced Opportunities	$—	$—
Global Dynamic Multi-Asset	—	—
Opportunistic Strategies	117,752	22,168
Real Assets	551,439	32,884

148   Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains
Enhanced Opportunities	$900,944
Global Dynamic Multi-Asset	1,640,662
Opportunistic Strategies	1,398,699
Real Assets	107,384

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

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NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
www.proskauer.com

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.”

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 876,877 in 2020 and $1,044,637 in 2021 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2020 and $305,330 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $401,953 in 2020 and $283,701 in 2021. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $168,217 in 2020 and $400,704 in 2021.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $964,547 in 2020 and $1,165,322 in 2021.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date February 25, 2022

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date February 25, 2022